UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4108
Oppenheimer Variable Account Funds
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: December 31
Date of reporting period: 06/30/2011

Item 1. Reports to Stockholders.

June 30, 2011

Oppenheimer

Small- & Mid-Cap Growth Fund/VA

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Top Holdings

Financial Statements

OppenheimerFunds®

The Right Way to Invest

June 30, 2011 Oppenheimer Small- & Mid-Cap Semiannual Growth Fund/VA Report A Series of Oppenheimer Variable Account Funds SEMI ANNUAL REPORT Fund Performance Discussion Listing of Top Holdings Financial Statements

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA
Portfolio Manager: Ronald J. Zibelli, Jr.
Cumulative Total Returns
For the 6-Month Period Ended 6/30/11

Non-Service Shares	14.67%
Service Shares	14.52
Average Annual Total Returns
For the Periods Ended 6/30/11

	1-Year	5-Year	10-Year

Non-Service Shares	53.57%	1.14%	2.19%
Service Shares	53.16	0.88	1.92
Expense Ratios
For the Fiscal Year Ended 12/31/10

	Gross	Net
	Expense	Expense
	Ratios	Ratios

Non-Service Shares	0.85%	0.76%
Service Shares	1.10	1.01
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. Expense ratios are as stated in the Fund’s prospectus, current as of the date of this report.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total market value of common stocks.
Top Ten Common Stock Holdings

Green Mountain Coffee, Inc.	1.7%
Dollar Tree, Inc.	1.6
Fortinet, Inc.	1.6
Hansen Natural Corp.	1.5
Teradata Corp.	1.5
Gardner Denver, Inc.	1.5
Chipotle Mexican Grill, Inc., Cl. A	1.4
Kansas City Southern, Inc.	1.4
Albemarle Corp.	1.4
Panera Bread Co., Cl. A	1.4
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on net assets.
2 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
During the six-month period ended June 30, 2011, the Fund’s Non-Service shares produced a return of 14.67%, outperforming the Russell 2500 Growth Index (the “Index”), which returned 10.25% during the same period.
Economic and Market Overview
At the beginning of the reporting period, encouraging data from the U.S. labor market, including a declining unemployment rate, seemed to indicate that the long-awaited revival of consumer and business confidence was at hand. The global economy also appeared to provide reasons for an upbeat outlook. In Europe, policymakers continued to take measures to contain the sovereign debt problems of peripheral Europe and, in February, strong corporate earnings led to an upward revision of the European Central Bank’s 2011 growth forecast. Fears that had surfaced in 2010 over rising inflationary pressures in the fast-growing emerging markets lessened to a degree as the new year began.
     While the markets generally performed well in the first four months of 2011, a number of dramatic global events created increased market volatility. A wave of political unrest in North Africa and the Middle East sparked worries that disruptions in oil production might derail the global economic recovery. Although energy prices surged higher, investors retained their optimism and riskier assets, such as stocks and higher-yielding fixed-income securities, generally continued to rally. Investors encountered another unexpected shock on March 11, when a catastrophic natural disaster followed by a nuclear crisis hit Japan, one of the world’s largest economies and a key exporter of industrial components to many countries and industries, including U.S. automobile manufacturers. However, the disruptions to the global supply chain proved significantly less severe than originally anticipated and, after a brief pullback, the markets continued to climb higher.
     In April 2011, market concerns resurfaced when Greece again teetered on the brink of defaulting on its sovereign debt, rekindling worries from 2010 that fiscal instability might spread to other parts of Europe. At the same time, a debate regarding government spending and borrowing intensified in the United States, causing a renewed sense of uncertainty among businesses and consumers as the August 2 deadline to raise the U.S. government’s debt ceiling loomed. Additionally, the Fed’s latest round of quantitative easing measures labeled “QE2” officially ended on June 30, further contributing to questions around what the Fed’s next move would be. As a result, by period end, job creation had slowed to a crawl, the unemployment rate moved higher and consumers reined in spending. Despite the volatility and dramatic headlines, overall the global markets finished the second half of the reporting period in positive territory, reflective of healthy balance sheets of many multinational corporations, continued growth in developing markets and the ongoing economic recoveries in the U.S., Canada and in much of Western Europe.
Fund Review
During the reporting period, the Fund outperformed or performed roughly in line with the Index in seven out of ten sectors, led by stronger relative stock selection within the health care and consumer discretionary sectors. The Fund’s stock selection within the industrials sector also benefited relative performance. Telecommunication services and information technology were the most significant detractors from relative performance, due to weaker relative stock selection.
     Health care holding Valeant Pharmaceuticals International, Inc. was the top performing holding for the Fund during the period. The specialty pharmaceutical company reported strong first quarter 2011 results and completed its acquisition of PharmaSwiss. Two consumer discretionary stocks, Ulta Salon Cosmetics & Fragrance Inc. and Chipotle Mexican Grill Inc., also contributed positively to performance. Beauty retailer Ulta Salon Cosmetics & Fragrance continued to announce strong earnings, impressing the market and driving the stock price to new highs. Chipotle Mexican Grill is a fast food restaurant chain specializing in burritos and tacos. The company, which emphasizes high-quality ingredients, experienced increased traffic in its stores and continued to grow by opening new locations. Chipotle Mexican Grill sustained its solid performance run this period and, in the first quarter of 2011, announced an increase in revenue of 24% year-over-year. Information technology stock Fortinet, Inc. performed well for the Fund. Fortinet, a top five holding of the Fund, is a provider of network security appliances and Unified Threat Management (UTM) network security solutions to enterprises, service providers and government entities worldwide. During the period, the company had a successful first quarter and secured new business from various companies. Within consumer staples, Hansen Natural Corp. was another top five holding of the Fund. Hansen Natural, through its subsidiaries, develops and sells specialty beverages in the United States and internationally. High demand for Hansen Natural’s Monster Energy drinks was the primary driver of its success.
3 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
     During the period, four out of the five most significant detractors from Fund performance were within the information technology sector. Towards the end of the reporting period, a drop in U.S. stock prices broadly led technology company valuations to drop to their lowest levels in more than a decade. Valuations were driven lower primarily by the uncertain economy and potential for future lower revenues, leading to some profit taking. The March 11 earthquake and tsunami in Japan also fueled market speculation that disruptions to the supply chain could affect information technology companies not just in Japan but globally, also sending information technology stocks generally lower. Overall, however, disruptions to the supply chain in the second quarter in actuality were not as bad as the market initially feared. The top individual detractors in information technology were network specialist Ciena Corp., design software and services firm Autodesk, Inc., integrated internet traffic management solutions provider F5 Networks, Inc. and social networking site operator Renren, Inc. We exited our positions in Ciena and Autodesk by period end. Within the materials sector, mining company Silver Wheaton Corp. detracted from performance as it released a weaker than expected earnings report.
     At period end, relative to the Index, the Fund had its most significant overweight positions in consumer discretionary and consumer staples and its most substantial underweight positions in information technology, financials, energy, materials and health care.
Outlook
While an uncertain economic environment may continue to create volatile short-term returns in the market, we are optimistic regarding the Fund’s investment strategy. We seek dynamic companies with above-average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance. Our focus on well-established, higher-quality growth companies is intended to provide both upside participation and a degree of downside protection over the long term.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2011	June 30, 2011	June 30, 2011

Non-Service shares	$1,000.00	$1,146.70	$4.27
Service shares	1,000.00	1,145.20	5.60

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2011 are as follows:

Class	Expense Ratios

Non-Service shares	0.80%
Service shares	1.05
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS June 30, 2011 / Unaudited

	Shares	Value

Common Stocks—97.9%
Consumer Discretionary—19.2%
Auto Components—1.3%
BorgWarner, Inc.[1]	46,770	$3,778,548
TRW Automotive Holdings Corp.[1]	84,050	4,961,472

		8,740,020

Automobiles—0.2%
Tesla Motors, Inc.[1]	41,720	1,215,304
Hotels, Restaurants & Leisure—2.8%
Chipotle Mexican Grill, Inc., Cl. A1	32,021	9,868,552
Panera Bread Co., Cl. A1	76,560	9,620,530

		19,489,082

Household Durables—0.5%
Tempur-Pedic International, Inc.[1]	53,190	3,607,346
Internet & Catalog Retail—1.8%
HomeAway, Inc.[1]	75,430	2,919,141
NetFlix.com, Inc.[1]	24,880	6,535,727
Priceline.com, Inc.[1]	6,610	3,383,857

		12,838,725

Leisure Equipment & Products—0.8%
Hasbro, Inc.	119,360	5,243,485
Multiline Retail—2.4%
Dollar Tree, Inc.[1]	168,205	11,205,817
Nordstrom, Inc.	114,940	5,395,284

		16,601,101

Specialty Retail—5.8%
Dick’s Sporting Goods, Inc.[1]	170,060	6,538,807
PetSmart, Inc.	75,000	3,402,750
Signet Jewelers Ltd.[1]	111,770	5,231,954
Tiffany & Co.	92,700	7,278,804
Tractor Supply Co.	136,300	9,115,744
Ulta Salon, Cosmetics & Fragrance, Inc.[1]	137,830	8,901,061

		40,469,120

Textiles, Apparel & Luxury Goods—3.6%
Deckers Outdoor Corp.[1]	65,780	5,797,849
Fossil, Inc.[1]	62,520	7,359,854
lululemon athletica, Inc.[1]	58,330	6,522,461
Under Armour, Inc., Cl. A1	66,650	5,152,712

		24,832,876

Consumer Staples—6.5%
Beverages—1.5%
Hansen Natural Corp.[1]	128,870	10,432,027
Food & Staples Retailing—1.5%
Fresh Market, Inc. (The)[1]	85,810	3,319,131
Whole Foods Market, Inc.	113,700	7,214,265

		10,533,396

Food Products—1.7%
Green Mountain Coffee, Inc.[1]	129,060	11,519,896
Personal Products—1.8%
Estee Lauder Cos., Inc. (The), Cl. A	82,280	8,655,033
Herbalife Ltd.	60,980	3,514,887

		12,169,920

Energy—7.1%
Energy Equipment & Services—4.4%
Carbo Ceramics, Inc.	48,880	7,964,996
Core Laboratories NV	63,550	7,088,367
Key Energy Services, Inc.[1]	351,270	6,322,860
Oil States International, Inc.[1]	45,720	3,653,485
Superior Energy Services, Inc.[1]	149,600	5,556,144

		30,585,852

Oil, Gas & Consumable Fuels—2.7%
Cimarex Energy Co.	44,860	4,033,811
Concho Resources, Inc.[1]	102,850	9,446,773
Whiting Petroleum Corp.[1]	84,370	4,801,497

		18,282,081

Financials—5.3%
Capital Markets—1.6%
Affiliated Managers Group, Inc.[1]	72,930	7,398,749
LPL Investment Holdings, Inc.[1]	101,240	3,463,420

		10,862,169

Commercial Banks—2.3%
First Republic Bank[1]	74,450	2,403,246
Signature Bank[1]	143,720	8,220,784
SVB Financial Group[1]	88,480	5,283,141

		15,907,171

Real Estate Management & Development—1.4%
CB Richard Ellis Group, Inc., Cl. A1	122,350	3,072,209
Jones Lang LaSalle, Inc.	69,850	6,586,855

		9,659,064

Health Care—14.8%
Biotechnology—1.4%
Alexion Pharmaceuticals, Inc.[1]	203,820	9,585,655
Health Care Equipment & Supplies—1.3%
Cooper Cos., Inc. (The)	44,340	3,513,502
6 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

	Shares	Value

Health Care Equipment & Supplies Continued
Edwards Lifesciences Corp.[1]	66,620	$5,807,932

		9,321,434

Health Care Providers & Services—5.3%
AMERIGROUP Corp.[1]	75,950	5,352,197
AmerisourceBergen Corp.	123,980	5,132,772
Brookdale Senior Living, Inc.[1]	285,690	6,927,983
Catalyst Health Solutions, Inc.[1]	94,550	5,277,781
Healthspring, Inc.[1]	116,170	5,356,599
HMS Holdings Corp.[1]	110,940	8,527,958

		36,575,290

Health Care Technology—2.1%
Cerner Corp.[1]	98,720	6,032,779
SXC Health Solutions Corp.[1]	146,700	8,643,564

		14,676,343

Life Sciences Tools & Services—2.4%
Illumina, Inc.[1]	73,960	5,558,094
Mettler-Toledo International, Inc.[1]	24,410	4,117,235
Waters Corp.[1]	71,750	6,869,345

		16,544,674

Pharmaceuticals—2.3%
Perrigo Co.	60,080	5,279,230
Valeant Pharmaceuticals
International, Inc.	79,500	4,130,820
Watson Pharmaceuticals, Inc.[1]	90,610	6,227,625

		15,637,675

Industrials—15.9%
Aerospace & Defense—2.3%
B/E Aerospace, Inc.[1]	174,560	7,123,794
TransDigm Group, Inc.[1]	97,280	8,870,963

		15,994,757

Commercial Services & Supplies—1.2%
Stericycle, Inc.[1]	56,660	5,049,539
Waste Connections, Inc.	106,440	3,377,341

		8,426,880

Electrical Equipment—4.3%
AMETEK, Inc.	170,655	7,662,410
Polypore International, Inc.[1]	135,770	9,210,637
Rockwell Automation, Inc.	62,740	5,443,322
Roper Industries, Inc.	88,910	7,406,203

		29,722,572

Machinery—6.7%
Gardner Denver, Inc.	121,141	10,181,901
Graco, Inc.	106,760	5,408,462
Joy Global, Inc.	68,340	6,508,702
Nordson Corp.	86,620	4,751,107
Parker-Hannifin Corp.	61,180	5,490,293
Robbins & Myers, Inc.	31,672	1,673,865
WABCO Holdings, Inc.[1]	105,410	7,279,615
Wabtec Corp.	73,890	4,856,051

		46,149,996

Road & Rail—1.4%
Kansas City Southern, Inc.[1]	163,170	9,680,876
Information Technology—20.8%
Communications Equipment—3.2%
Acme Packet, Inc.[1]	46,960	3,293,305
Aruba Networks, Inc.[1]	263,980	7,800,609
F5 Networks, Inc.[1]	31,000	3,417,750
Polycom, Inc.[1]	119,160	7,661,988

		22,173,652

Internet Software & Services—2.8%
Rackspace Hosting, Inc.[1]	205,050	8,763,837
Renren, Inc., Sponsored ADR[1]	265,330	2,348,171
SINA Corp.[1]	32,000	3,331,200
VeriSign, Inc.	140,090	4,687,411

		19,130,619

IT Services—1.7%
Teradata Corp.[1]	169,550	10,206,910
Wright Express Corp.[1]	32,450	1,689,672

		11,896,582

Semiconductors & Semiconductor Equipment—4.4%
Atmel Corp.[1]	315,480	4,438,804
Avago Technologies Ltd.	138,220	5,252,360
Cavuim, Inc.[1]	151,580	6,607,372
Cypress Semiconductor Corp.	228,630	4,833,238
Netlogic Microsystems, Inc.[1]	144,570	5,843,519
Xilinx, Inc.	96,110	3,505,132

		30,480,425

Software—8.7%
Ariba, Inc.[1]	153,020	5,274,599
Citrix Systems, Inc.[1]	113,650	9,092,000
Fortinet, Inc.[1]	399,300	10,896,897
Informatica Corp.[1]	146,290	8,547,725
7 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Software Continued
MICROS Systems, Inc.[1]	67,950	$3,377,795
Red Hat, Inc.[1]	144,910	6,651,369
Salesforce.com, Inc.[1]	26,080	3,885,398
SuccessFactors, Inc.[1]	135,950	3,996,930
TIBCO Software, Inc.[1]	296,780	8,612,556

		60,335,269

Materials—6.5%
Chemicals—3.9%
Airgas, Inc.	48,650	3,407,446
Albemarle Corp.	139,820	9,675,544
CF Industries Holdings, Inc.	42,750	6,056,393
Rockwood Holdings, Inc.[1]	149,740	8,279,125

		27,418,508

Containers & Packaging—0.6%
Rock-Tenn Co., Cl. A	60,240	3,996,322
Metals & Mining—2.0%
Allied Nevada Gold Corp.[1]	84,800	2,999,376
Molycorp, Inc.[1]	92,000	5,617,520
Silver Wheaton Corp.	106,220	3,505,260
Walter Industries, Inc.	13,630	1,578,354

		13,700,510

Telecommunication Services—1.8%
Wireless Telecommunication Services—1.8%
MetroPCS Communications, Inc.[1]	276,800	4,763,728
NII Holdings, Inc.[1]	82,640	3,502,283
SBA Communications Corp.[1]	114,090	4,357,087

		12,623,098

Total Common Stocks (Cost $481,873,786)		677,059,772

Investment Company—3.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[2,3] (Cost $20,695,244)	20,695,244	20,695,244

Total Investments, at Value (Cost $502,569,030)	100.9%	697,755,016
Liabilities in Excess of Other Assets	(0.9)	(6,233,152)

Net Assets	100.0%	$691,521,864

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	June 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	2,477,343	161,187,920	142,970,019	20,695,244

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$20,695,244	$7,512

3.	Rate shown is the 7-day yield as of June 30, 2011.
8 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2011 based on valuation input level:

			Level 3 —
	Level 1 —	Level 2 —	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$133,037,059	$—	$—	$133,037,059
Consumer Staples	44,655,239	—	—	44,655,239
Energy	48,867,933	—	—	48,867,933
Financials	36,428,404	—	—	36,428,404
Health Care	102,341,071	—	—	102,341,071
Industrials	109,975,081	—	—	109,975,081
Information Technology	144,016,547	—	—	144,016,547
Materials	45,115,340	—	—	45,115,340
Telecommunication Services	12,623,098	—	—	12,623,098
Investment Company	20,695,244	—	—	20,695,244

Total Assets	$697,755,016	$—	$—	$697,755,016

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
9 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $481,873,786)	$677,059,772
Affiliated companies (cost $20,695,244)	20,695,244

697,755,016
Cash	34,274
Receivables and other assets:
Investments sold	4,430,540
Dividends	90,623
Shares of beneficial interest sold	14,926
Other	29,625

Total assets	702,355,004

Liabilities
Payables and other liabilities:
Investments purchased	8,358,489
Shares of beneficial interest redeemed	2,235,420
Shareholder communications	125,583
Transfer and shareholder servicing agent fees	54,329
Distribution and service plan fees	24,881
Trustees’ compensation	24,075
Other	10,363

Total liabilities	10,833,140

Net Assets	$691,521,864

Composition of Net Assets
Par value of shares of beneficial interest	$12,975
Additional paid-in capital	715,685,126
Accumulated net investment loss	(1,946,715)
Accumulated net realized loss on investments	(217,415,508)
Net unrealized appreciation on investments	195,185,986

Net Assets	$691,521,864

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $649,275,215 and 12,163,787 shares of beneficial interest outstanding)	$53.38
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $42,246,649 and 811,525 shares of beneficial interest outstanding)	$52.06
See accompanying Notes to Financial Statements.
10 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2011

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $6,659)	$811,970
Affiliated companies	7,512
Interest	283

Total investment income	819,765

Expenses
Management fees	2,403,814
Distribution and service plan fees—Service shares	47,512
Transfer and shareholder servicing agent fees:
Non-Service shares	318,133
Service shares	19,030
Shareholder communications:
Non-Service shares	50,169
Service shares	2,980
Trustees’ compensation	13,840
Custodian fees and expenses	2,912
Administration service fees	750
Other	20,608

Total expenses	2,879,748
Less waivers and reimbursements of expenses	(134,102)

Net expenses	2,745,646

Net Investment Loss	(1,925,881)

Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	85,472,559
Net change in unrealized appreciation/depreciation on investments	8,616,302

Net Increase in Net Assets Resulting from Operations	$92,162,980

See accompanying Notes to Financial Statements.
11 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010

Operations
Net investment loss	$(1,925,881)	$(1,731,317)
Net realized gain	85,472,559	74,149,150
Net change in unrealized appreciation/depreciation	8,616,302	71,236,219

Net increase in net assets resulting from operations	92,162,980	143,654,052

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(49,879,554)	(72,544,702)
Service shares	4,697,030	(348,697)

	(45,182,524)	(72,893,399)

Net Assets
Total increase	46,980,456	70,760,653
Beginning of period	644,541,408	573,780,755

End of period (including accumulated net investment loss of $1,946,715 and $20,834, respectively)	$691,521,864	$644,541,408

See accompanying Notes to Financial Statements.
12 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2011				Year Ended December 31,
Non-Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$46.55	$36.52	$27.54	$54.07	$50.85	$49.39

Income (loss) from investment operations:
Net investment loss[1]	(.14)	(.11)	(.05)	(.13)	(.02)	(.02)
Net realized and unrealized gain (loss)	6.97	10.14	9.03	(26.40)	3.24	1.48

Total from investment operations	6.83	10.03	8.98	(26.53)	3.22	1.46

Net asset value, end of period	$53.38	$46.55	$36.52	$27.54	$54.07	$50.85

Total Return, at Net Asset Value[2]	14.67%	27.46%	32.61%	(49.07)%	6.33%	2.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$649,275	$611,872	$547,683	$461,684	$1,002,442	$1,054,809

Average net assets (in thousands)	$641,764	$548,739	$478,968	$754,170	$1,045,592	$1,135,831

Ratios to average net assets:[3]
Net investment loss	(0.56)%	(0.29)%	(0.17)%	(0.30)%	(0.04)%	(0.04)%
Total expenses[4]	0.84%	0.85%	0.86%	0.71%	0.69%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.76%	0.71%	0.68%	0.69%	0.69%

Portfolio turnover rate	49%	95%	102%	78%	112%	56%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	0.84%
Year Ended December 31, 2010	0.85%
Year Ended December 31, 2009	0.86%
Year Ended December 31, 2008	0.71%
Year Ended December 31, 2007	0.69%
Year Ended December 31, 2006	0.69%
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2011				Year Ended December 31,
Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$45.46	$35.75	$27.03	$53.22	$50.19	$48.87

Income (loss) from investment operations:
Net investment loss[1]	(.20)	(.20)	(.13)	(.24)	(.17)	(.16)
Net realized and unrealized gain (loss)	6.80	9.91	8.85	(25.95)	3.20	1.48

Total from investment operations	6.60	9.71	8.72	(26.19)	3.03	1.32

Net asset value, end of period	$52.06	$45.46	$35.75	$27.03	$53.22	$50.19

Total Return, at Net Asset Value[2]	14.52%	27.16%	32.26%	(49.21)%	6.04%	2.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,247	$32,669	$26,098	$21,952	$47,270	$47,131

Average net assets (in thousands)	$38,378	$27,552	$22,605	$35,815	$49,421	$44,273

Ratios to average net assets:[3]
Net investment loss	(0.81)%	(0.53)%	(0.44)%	(0.57)%	(0.31)%	(0.33)%
Total expenses[4]	1.09%	1.10%	1.12%	0.98%	0.96%	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.01%	0.97%	0.95%	0.96%	0.97%

Portfolio turnover rate	49%	95%	102%	78%	112%	56%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	1.09%
Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.12%
Year Ended December 31, 2008	0.98%
Year Ended December 31, 2007	0.96%
Year Ended December 31, 2006	0.97%
See accompanying Notes to Financial Statements.
14 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Small- & Mid-Cap Growth Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation by investing in “growth type” companies. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
15 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2010, the Fund utilized $72,390,451 of capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2010, the Fund had available for federal income tax purposes unused capital loss carryforward as follows:

Expiring

2017	$301,034,992
As of June 30, 2011, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $215,562,433 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2011, it is estimated that the Fund will utilize $85,472,559 of capital loss carryforward to offset realized capital gains.
16 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$504,539,582

Gross unrealized appreciation	$198,818,208
Gross unrealized depreciation	(5,602,774)

Net unrealized appreciation	$193,215,434

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset
17 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	327,499	$16,537,314	660,517	$26,701,795
Redeemed	(1,308,138)	(66,416,868)	(2,513,826)	(99,246,497)

Net decrease	(980,639)	$(49,879,554)	(1,853,309)	$(72,544,702)

Service Shares
Sold	207,904	$10,344,328	170,363	$6,822,078
Redeemed	(115,081)	(5,647,298)	(181,692)	(7,170,775)

Net increase (decrease)	92,823	$4,697,030	(11,329)	$(348,697)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$336,989,949	$404,060,434
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58
18 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2011, the Fund paid $338,366 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $122,517 and $7,297 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $4,288 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
5. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
19 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Pending Litigation Continued
Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
20 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
21 | OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Ronald J. Zibelli, Jr., Vice President and Portfolio Manager
Arthur S. Gabinet, Secretary
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
©2011 OppenheimerFunds, Inc. All rights reserved.

June 30, 2011

Oppenheimer

Balanced Fund/VA

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Top Holdings

Financial Statements

OppenheimerFunds®
The Right Way to Invest

June 30, 2011 Oppenheimer Balanced Fund/VA Semiannual Report A Series of Oppenheimer Variable Account Funds SEMI ANNUAL REPORT Fund Performance Discussion Listing of Top Holdings Financial Statements

OPPENHEIMER BALANCED FUND/VA
Portfolio Managers: Emmanuel Ferreira, Krishna Memani and Peter A. Strzalkowski
Cumulative Total Returns
For the 6-Month Period Ended 6/30/11

Non-Service Shares	4.28%
Service Shares	4.16
Average Annual Total Returns
For the Periods Ended 6/30/11

	1-Year	5-Year	10-Year

Non-Service Shares	21.07%	–1.20%	1.52%

			Since
			Inception
	1-Year	5-Year	(5/1/02)

Service Shares	20.88%	–1.44%	1.88%
Expense Ratios
For the Fiscal Year Ended 12/31/10

	Gross	Net
	Expense	Expense
	Ratios	Ratios

Non-Service Shares	0.92%	0.66%
Service Shares	1.17	0.91
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. Expense ratios are as stated in the Fund’s prospectus, current as of the date of this report.
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total market value of investments.

Top Ten Common Stock Holdings

Take-Two Interactive Software, Inc.	6.9%
Mylan, Inc.	3.0
Chevron Corp.	2.5
Google, Inc., Cl. A	2.5
Nestle SA	2.3
JPMorgan Chase & Co.	2.3
Jupiter Telecommunications Co. Ltd.	2.1
QUALCOMM, Inc.	2.0
MetLife, Inc.	1.9
eBay, Inc.	1.8
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on net assets.
2 | OPPENHEIMER BALANCED FUND/VA

FUND PERFORMANCE DISCUSSION
During the reporting period, the Fund’s Non-Service Shares produced a return of 4.28%. In comparison, the S&P 500 Index returned 6.02% and the Barclays Capital U.S. Aggregate Bond Index returned 2.72%.
Economic and Market Overview
At the beginning of the reporting period, encouraging data from the U.S. labor market, including a declining unemployment rate, seemed to indicate that the long-awaited revival of consumer and business confidence was at hand. The global economy also appeared to provide reasons for an upbeat outlook. In Europe, policymakers continued to take measures to contain the sovereign debt problems of certain European countries and, in February, strong corporate earnings led to an upward revision of the European Central Bank’s 2011 growth forecast. Fears that had surfaced in 2010 over rising inflationary pressures in the fast-growing emerging markets lessened to a degree as the new year began.
     While the markets generally performed well in the first four months of 2011, a number of dramatic global events created increased market volatility. A wave of political unrest in North Africa and the Middle East sparked worries that disruptions in oil production might derail the global economic recovery. Although energy prices surged higher, investors retained their optimism and riskier assets, such as stocks and higher-yielding fixed-income securities, generally continued to rally. Investors encountered another unexpected shock on March 11, when a catastrophic natural disaster followed by a nuclear crisis hit Japan, one of the world’s largest economies and a key exporter of industrial components to many countries and industries, including U.S. automobile manufacturers. However, disruptions to the global supply chain proved significantly less severe than originally anticipated and, after a brief pullback, the markets continued to climb higher.
     In April 2011, market concerns resurfaced when Greece again teetered on the brink of defaulting on its sovereign debt, rekindling worries from 2010 that fiscal instability might spread to other parts of Europe. At the same time, a debate regarding government spending and borrowing intensified in the United States, causing a renewed sense of uncertainty among businesses and consumers as the August 2 deadline to raise the U.S. Government’s debt ceiling loomed. Additionally, the Fed’s latest round of quantitative easing measures labeled “QE2” officially ended on June 30, further contributing to questions around what the Fed’s next move would be. As a result, by period end, job creation had slowed to a crawl, the unemployment rate moved higher and consumers reined in spending. Despite the volatility and dramatic headlines, overall the global markets finished the second half of the reporting period in positive territory, reflective of healthy balance sheets of many multinational corporations, continued growth in developing markets and the ongoing economic recoveries in the U.S., Canada and in much of Western Europe.
Fund Review
In a period where equities outperformed bonds, the Fund’s allocation to fixed-income securities resulted in its under-performance versus the S&P 500 Index. Measured separately, the Fund’s equity component performed in line with the S&P 500 Index and the fixed-income component outperformed the Barclays Capital U.S. Aggregate Bond Index.
     The Fund’s equity component outperformed the S&P 500 Index primarily in materials, information technology, health care and financials. Stronger relative stock selection in the materials and information technology sectors was the main driver of positive Fund performance. The equity component’s relative overweight to the health care sector versus the S&P 500 Index also benefited performance. An underweight to financial stocks, the only sector in the Index to have a negative return, resulted in the equity component outperforming the S&P 500 Index within the financials sector as well.
     The equity component’s top performing individual security was Take-Two Interactive Software, Inc. During the period, Take-Two, a leading video game developer, benefited from sales of its NBA 2K11 basketball game as well as Red Dead Redemption, a game by Rockstar Studios that was well received by consumers. Take-Two remains a long-time holding of the Fund and was its largest equity position at period end. Also within information technology, leading mobile phone chipmaker QUALCOMM, Inc. was another top contributor for the equity component. QUALCOMM raised its 2011 forecast amid strong sales. The company also signed a subscriber unit license agreement with Chinese mobile phone maker Zoom Technologies, Inc. Within the health care sector, managed health care firms Humana, Inc.
3 | OPPENHEIMER BALANCED FUND/VA

FUND PERFORMANCE DISCUSSION
and WellPoint, Inc. were among the top contributors to Fund performance, as market fears over the new health care overhaul abated to a degree. Both firms raised their 2011 forecasts and reported earnings that beat Wall Street expectations.
     The most significant detractors within the Fund’s equity component were industrials and energy, due to weaker relative stock selection. Information technology holdings THQ, Inc. and Google, Inc. were the most significant individual detractors. Shares of video game company THQ declined after reviews for its Homefront game came in weaker than expected. A jump in operating expenses due to increased marketing efforts and hiring of new employees caused Google’s shares to fall. The company also declined as the market grew concerned that certain tech stocks were overval-ued given the uncertain economy and potential for future lower revenues, leading to some profit taking.
     In health care, Vanda Pharmaceuticals, Inc. detracted from performance. The company announced during the period that a Phase I trial had been initiated by licensing partner Novartis to evaluate the effectiveness of the drug Fanapt, used in the treatment of schizophrenia, in a long-acting injectable formulation. In the immediate term, the market did not seem to think the announcement benefited the company’s bottom line. Our view is that the potential for value creation may be significant for a company with competitive products and minimal debt levels.
     The Fund’s fixed-income component outperformed the Barclays Capital U.S. Aggregate Bond Index in a number of areas for the six-month period, including mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). In terms of MBS, the Fund’s fixed-income component had exposure to MBS guaranteed by government-sponsored enterprises, commonly referred to as agency MBS, as well as a smaller allocation to MBS originated by private entities, also known as non-agency MBS. With respect to investment grade corporate securities, the fixed-income component maintained an overweight to financials and a tilt towards lower-rated, investment grade corporate debt, especially BBB-rated securities. This positioning also contributed to results overall for the period. These areas of the market performed particularly well over the first half of the period, when riskier asset classes continued to rally and outperformed historically defensive securities, such as U.S. Treasuries.
     Over the second half of the period, the markets witnessed increased volatility and investors became more risk averse. As a result, the fixed-income component’s exposure to MBS, CMBS, ABS and higher yielding investments did not perform as well over the second half, although these areas still finished in the positive for the overall period. The fixed-income component’s underweight in U.S. Treasuries also detracted from performance over the second half of the period.
Please remember that bonds are exposed to credit and interest rate risks (when interest rates rise, bond/fund prices generally fall). The Fund may invest in below-investment-grade (“junk”) bonds, which are more at risk of default and are subject to liquidity risk. Mortgage-related securities have greater potential for loss when interest rates rise. The Fund also invests in derivative instruments, investments whose values depend on the performance of an underlying security, asset, interest rate or currency and entail potentially higher volatility and risk of loss compared to traditional stock or bond investments. See the prospectus for more information on the risks associated with investing in the Fund.
4 | OPPENHEIMER BALANCED FUND/VA

Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The performance data quoted represents past performance, which does not guarantee future results.
5 | OPPENHEIMER BALANCED FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2011	June 30, 2011	June 30, 2011

Actual
Non-Service Shares	$1,000.00	$1,042.80	$3.40
Service Shares	1,000.00	1,041.60	4.67

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,021.47	3.36
Service Shares	1,000.00	1,020.23	4.62
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2011 are as follows:

Class	Expense Ratios

Non-Service shares	0.67%
Service shares	0.92
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
6 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS June 30, 2011 / Unaudited

	Shares	Value

Common Stocks—50.3%
Consumer Discretionary—2.8%
Media—2.1%
Jupiter Telecommunications Co. Ltd.	4,393	$4,911,128
Multiline Retail—0.7%
Target Corp.	34,730	1,629,184
Consumer Staples—3.9%
Food & Staples Retailing—0.7%
CVS Caremark Corp.	44,100	1,657,278
Food Products—2.3%
Nestle SA	87,780	5,455,254
Tobacco—0.9%
Altria Group, Inc.	83,010	2,192,294
Energy—4.8%
Energy Equipment & Services—0.5%
Schlumberger Ltd.	13,460	1,162,944
Oil, Gas & Consumable Fuels—4.3%
BP plc, ADR	29,250	1,295,483
Chevron Corp.	56,870	5,848,511
CONSOL Energy, Inc.	31,300	1,517,424
Exxon Mobil Corp.	15,430	1,255,693

		9,917,111

Financials—7.4%
Capital Markets—0.5%
Goldman Sachs Group, Inc. (The)	8,180	1,088,676
Commercial Banks—0.8%
M&T Bank Corp.	20,090	1,766,916
Diversified Financial Services—2.3%
JPMorgan Chase & Co.	132,900	5,440,926
Insurance—3.8%
ACE Ltd.	26,440	1,740,281
Everest Re Group Ltd.	34,210	2,796,668
MetLife, Inc.	98,430	4,318,124

		8,855,073

Health Care—9.8%
Biotechnology—3.1%
Amgen, Inc.[1]	46,400	2,707,440
Gilead Sciences, Inc.[1]	77,790	3,221,284
Vanda Pharmaceuticals, Inc.[1]	199,000	1,420,860

		7,349,584

Health Care Providers & Services—2.1%
Humana, Inc.	31,730	2,555,534
WellPoint, Inc.	30,050	2,367,039

		4,922,573

Pharmaceuticals—4.6%
Merck & Co., Inc.	56,567	1,996,249
Mylan, Inc.[1]	281,030	6,933,010
Teva Pharmaceutical Industries Ltd., Sponsored ADR	35,740	1,723,383

		10,652,642

Industrials—3.0%
Aerospace & Defense—0.0%
AerCap Holdings NV1	4,500	58,545
Airlines—0.7%
United Continental Holdings, Inc.[1]	69,580	1,574,595
Electrical Equipment—0.8%
Cooper Industries plc	30,490	1,819,338
Machinery—1.5%
Ingersoll-Rand plc	76,350	3,467,054
Information Technology—16.2%
Communications Equipment—2.0%
Orbcomm, Inc.[1]	375	1,174
QUALCOMM, Inc.	83,900	4,764,681

		4,765,855

Internet Software & Services—4.3%
eBay, Inc.[1]	128,390	4,143,145
Google, Inc., Cl. A1	11,310	5,727,158

		9,870,303

Software—9.9%
Microsoft Corp.	73,290	1,905,540
Oracle Corp.	64,350	2,117,759
Take-Two Interactive Software, Inc.[1]	1,048,576	16,022,241
THQ, Inc.[1]	853,300	3,088,946

		23,134,486

Materials—1.7%
Chemicals—1.7%
Celanese Corp., Series A	46,000	2,452,260
LyondellBasell Industries NV, Cl. A	30,300	1,167,156
Mosaic Co. (The)	3,850	260,761

		3,880,177

Metals & Mining—0.0%
Kaiser Aluminum Corp.	114	6,227
Telecommunication Services—0.0%
Diversified Telecommunication Services—0.0%
XO Holdings, Inc.[1]	85	60
Utilities—0.7%
Electric Utilities—0.7%
Edison International, Inc.	40,500	1,569,375

Total Common Stocks (Cost $104,873,892)		117,147,598
7 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Asset-Backed Securities—4.3%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/13[2]	$125,000	$125,587
Ally Auto Receivables Trust 2010-4, Automobile Receivables Nts., Series 2010-4, Cl. A3, 0.91%, 11/17/14	30,000	30,052
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/15[2]	200,000	205,820
AmeriCredit Automobile Receivables Trust 2009-1, Automobile Receivables-Backed Nts., Series 2009-1, Cl. A3, 3.04%, 10/15/13	126,923	128,422
AmeriCredit Automobile Receivables Trust 2010-4, Automobile Receivables-Backed Nts., Series 2010-4, Cl. D, 4.20%, 11/8/16	390,000	404,563
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	60,000	60,363
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.:
Series 2011-2, Cl. A3, 1.61%, 10/8/15	70,000	70,576
Series 2011-2, Cl. D, 4%, 5/8/17	120,000	119,530
AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile Receivables Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13	10,199	10,200
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	59,908	60,057
CarMax Auto Owner Trust 2010-3, Automobile Asset-Backed Nts., Series 2010-3, Cl. A3, 0.99%, 2/17/15	65,000	64,975
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.296%, 7/25/36[3]	212,337	200,856
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[2]	60,125	63,938
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	180,000	191,899
Citibank Omni Master Trust, Credit Card Receivables:
Series 2009-A12, Cl. A12, 3.35%, 8/15/16[2]	230,000	235,535
Series 2009-A13, Cl. A13, 5.35%, 8/15/18[2]	220,000	240,727
Series 2009-A17, Cl. A17, 4.90%, 11/15/18[2]	220,000	238,268
Series 2009-A8, Cl. A8, 2.287%, 5/16/16[2,3]	325,000	328,984
CNH Wholesale Master Note Trust 2011-1, Equipment Nts., Series 2011-1, Cl. 1A, 0.987%, 1/20/41[3]	240,000	241,120
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.926%, 2/25/33[3]	8,285	7,939
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36	248,225	202,503
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36	138,010	117,976
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.306%, 6/25/47[3]	480,000	427,325
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	210,000	212,219
DT Auto Owner Trust 2009-1, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15[2]	210,190	212,219
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[2]	290,000	291,441
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/13[2]	70,000	70,142
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	235,427	235,674
Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series 2010-B, Cl. A2, 0.75%, 10/15/12[2]	245,000	245,145
Ford Credit Auto Owner Trust, Automobile Receivable Nts., Series 2010-A, Cl. A4, 2.15%, 6/15/15	350,000	358,183
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.737%, 9/15/14[3]	245,000	248,389
Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 1.837%, 12/15/14[2,3]	250,000	254,753
Ford Credit Floorplan Master Owner Trust 2011-1, Asset-Backed Nts., Series 2011-1, Cl. A1, 2.12%, 2/15/16	255,000	258,835
GE Capital Credit Card Master Note Trust, Asset-Backed Nts., Series 2009-2, Cl. A, 3.69%, 7/15/15	105,000	108,014
8 | OPPENHEIMER BALANCED FUND/VA

	Principal
	Amount	Value

Asset-Backed Securities Continued
GE Dealer Floorplan Master Note Trust, Asset-Backed Securities, Series 2009-2A, Cl. A, 1.736%, 10/20/14[2,3]	$240,000	$243,612
GMAC Mortgage Servicer Advance Funding Ltd., Asset-Backed Nts., Series 2011-1A, Cl. A, 3.72%, 2/15/23[2]	230,000	232,290
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[2]	240,000	244,975
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.446%, 1/20/35[3]	212,543	200,187
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.296%, 3/20/36[3]	19,974	19,940
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.537%, 3/15/16[3]	255,000	258,036
Navistar Financial Dealer Note Master Owner Trust, Asset-Backed Nts., Series 2010-1, Cl. A, 1.836%, 1/26/15[2,3]	405,000	407,592
Nissan Auto Lease Trust 2010-B, Automobile Asset-Backed Nts., Series 2010-B, Cl. A3, 1.12%, 12/15/13	220,000	221,111
Nissan Master Owner Trust, Automobile Receivable Nts., Series 2010-AA, Cl. A, 1.337%, 1/15/15[2,3]	240,000	242,676
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.286%, 9/25/36[3]	33,125	33,005
Santander Drive Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13	161,554	161,725
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	235,000	235,365
Santander Drive Auto Receivables Trust 2010-A, Automobile Receivables Nts., Series 2010-A, Cl. A2, 1.37%, 8/15/13[2]	221,195	221,828
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	245,000	243,574
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[4]	294,613	294,981
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[2]	200,000	199,820
Volkswagen Auto Lease Trust 2010-A, Automobile Receivable Nts., Series 2010-A, Cl. A3, 0.99%, 11/20/13	215,000	215,552
Westlake Automobile Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/14[2]	105,000	105,108
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2009-A, Cl. A, 4.60%, 9/15/15	5,000	5,070

Total Asset-Backed Securities (Cost $10,122,814)		10,058,676

Mortgage-Backed Obligations—27.0%
Government Agency—21.7%
FHLMC/FNMA/FHLB/Sponsored—21.3%
Federal Home Loan Mortgage Corp.:
5%, 6/1/40	429,322	458,641
5.50%, 9/1/39	1,130,891	1,222,993
7%, 10/1/37	867,944	1,000,017
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.885%, 3/25/36[3]	225,651	298,212
Series 2426, Cl. BG, 6%, 3/15/17	352,599	381,597
Series 2427, Cl. ZM, 6.50%, 3/15/32	388,604	440,214
Series 2626, Cl. TB, 5%, 6/1/33	587,188	633,514
Series 2638, Cl. KG, 4%, 11/1/27	7,978	7,978
Series 2663, Cl. BA, 4%, 8/1/16	235,951	238,689
Series 2686, Cl. CD, 4.50%, 2/1/17	89,052	89,814
Series 2907, Cl. GC, 5%, 6/1/27	48,565	48,832
Series 2929, Cl. PC, 5%, 1/1/28	29,921	30,007
Series 2952, Cl. GJ, 4.50%, 12/1/28	14,235	14,287
Series 3019, Cl. MD, 4.75%, 1/1/31	201,235	205,105
Series 3025, Cl. SJ, 24.064%, 8/15/35[3]	66,989	87,722
Series 3094, Cl. HS, 23.698%, 6/15/34[3]	132,301	169,497
Series 3242, Cl. QA, 5.50%, 3/1/30	103,389	105,184
Series 3848, Cl. WL, 4%, 4/1/40	305,116	323,169
Series R001, Cl. AE, 4.375%, 4/1/15	32,180	32,512
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 17.84%, 4/1/27[5]	163,418	32,135
9 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 192, Cl. IO, 14.084%, 2/1/28[5]	$46,383	$9,450
Series 2130, Cl. SC, 53.282%, 3/15/29[5]	129,357	24,648
Series 243, Cl. 6, 1.759%, 12/15/32[5]	155,867	30,654
Series 2527, Cl. SG, 43.425%, 2/15/32[5]	34,046	1,432
Series 2531, Cl. ST, 27.011%, 2/15/30[5]	545,590	23,744
Series 2796, Cl. SD, 69.167%, 7/15/26[5]	189,890	34,710
Series 2802, Cl. AS, 70.684%, 4/15/33[5]	156,042	14,928
Series 2920, Cl. S, 68.177%, 1/15/35[5]	1,009,460	162,804
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	138,317	19,648
Series 3451, Cl. SB, 29.003%, 5/15/38[5]	846,758	111,027
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.612%, 6/1/26[6]	46,360	40,191
Federal National Mortgage Assn.:
4%, 7/1/26[7]	235,000	244,841
4.50%, 7/1/26-7/1/41[7]	8,387,000	8,725,384
5%, 8/1/41[7]	8,567,000	9,079,684
5.50%, 9/25/20	10,436	11,404
5.50%, 7/1/26-7/1/41[7]	5,149,000	5,568,997
6%, 3/1/37	728,774	803,293
6%, 7/1/41[7]	3,065,000	3,367,191
6.50%, 8/1/41[7]	1,305,000	1,474,039
7%, 11/1/17	155,715	164,130
7.50%, 1/1/33	192,073	225,176
8.50%, 7/1/32	5,765	6,610
Federal National Mortgage Assn., 15 yr., 3.50%, 6/1/26[7]	2,790,000	2,841,442
Federal National Mortgage Assn., 30 yr., 4%, 8/1/41[7]	3,505,000	3,495,691
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28	139,394	155,709
Trust 2004-101, Cl. BG, 5%, 1/25/20	885,469	946,398
Trust 2004-81, Cl. KC, 4.50%, 4/1/17	131,852	132,705
Trust 2004-9, Cl. AB, 4%, 7/1/17	167,334	170,833
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	700,000	776,676
Trust 2005-12, Cl. JC, 5%, 6/1/28	159,488	161,627
Trust 2005-22, Cl. EC, 5%, 10/1/28	62,892	63,817
Trust 2005-30, Cl. CU, 5%, 4/1/29	74,527	76,025
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	346,343	369,585
Trust 2006-46, Cl. SW, 23.518%, 6/25/36[3]	170,124	218,094
Trust 2009-36, Cl. FA, 1.126%, 6/25/37[3]	401,087	405,070
Trust 2009-37, Cl. HA, 4%, 4/1/19	526,287	554,284
Trust 2009-70, Cl. PA, 5%, 8/1/35	610,598	649,649
Trust 2011-15, Cl. DA, 4%, 3/1/41	220,671	226,960
Trust 2011-3, Cl. KA, 5%, 4/1/40	295,093	320,714
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-65, Cl. S, 51.512%, 11/25/31[5]	391,494	68,650
Trust 2001-81, Cl. S, 40.998%, 1/25/32[5]	90,598	16,985
Trust 2002-47, Cl. NS, 41.161%, 4/25/32[5]	208,093	39,996
Trust 2002-51, Cl. S, 41.438%, 8/25/32[5]	191,079	36,911
Trust 2002-52, Cl. SD, 49.507%, 9/25/32[5]	239,386	47,687
Trust 2002-77, Cl. SH, 50.869%, 12/18/32[5]	130,420	26,106
Trust 2002-84, Cl. SA, 52.219%, 12/25/32[5]	349,010	65,275
Trust 2002-9, Cl. MS, 40.286%, 3/25/32[5]	137,856	26,911
Trust 2003-33, Cl. SP, 52.368%, 5/25/33[5]	403,022	69,001
Trust 2003-4, Cl. S, 48.539%, 2/25/33[5]	225,061	42,237
Trust 2003-46, Cl. IH, 0%, 6/1/23[5,8]	1,247,766	177,711
Trust 2003-89, Cl. XS, 92.524%, 11/25/32[5]	123,521	9,384
Trust 2004-54, Cl. DS, 59.579%, 11/25/30[5]	200,991	30,155
Trust 2005-14, Cl. SE, 48.205%, 3/25/35[5]	148,841	18,829
Trust 2005-40, Cl. SA, 70.899%, 5/25/35[5]	556,958	93,846
Trust 2005-71, Cl. SA, 66.006%, 8/25/25[5]	583,940	84,078
Trust 2005-93, Cl. SI, 23.446%, 10/25/35[5]	107,336	16,942
Trust 2006-129, Cl. SM, 22.615%, 1/25/37[5]	696,768	112,941
Trust 2006-60, Cl. DI, 48.297%, 4/25/35[5]	93,363	13,091
Trust 2007-88, Cl. XI, 32.886%, 6/25/37[5]	613,478	89,449
Trust 2008-55, Cl. SA, 26.50%, 7/25/38[5]	446,582	43,777
Trust 2008-67, Cl. KS, 50.655%, 8/25/34[5]	242,744	23,653
Trust 222, Cl. 2, 28.212%, 6/1/23[5]	353,486	66,862
Trust 233, Cl. 2, 40.434%, 8/1/23[5]	337,492	65,478
Trust 252, Cl. 2, 39.133%, 11/1/23[5]	295,563	55,756
Trust 319, Cl. 2, 10.095%, 2/1/32[5]	92,086	21,368
Trust 331, Cl. 9, 14.472%, 2/1/33[5]	280,155	59,228
Trust 334, Cl. 17, 22.265%, 2/1/33[5]	162,795	38,068
Trust 339, Cl. 12, 1.704%, 7/1/33[5]	275,721	49,367
Trust 339, Cl. 7, 28.476%, 7/1/33[5]	940,666	156,978
Trust 343, Cl. 13, 5.749%, 9/1/33[5]	256,975	45,290
Trust 345, Cl. 9, 49.759%, 1/1/34[5]	390,193	81,842
Trust 351, Cl. 10, 0.722%, 4/1/34[5]	39,489	6,659
Trust 351, Cl. 8, 6.704%, 4/1/34[5]	122,765	20,657
10 | OPPENHEIMER BALANCED FUND/VA

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 356, Cl. 10, 19.823%, 6/1/35[5]	$97,501	$16,425
Trust 356, Cl. 12, 22.324%, 2/1/35[5]	51,226	8,561
Trust 362, Cl. 13, 1.357%, 8/1/35[5]	373,775	63,828
Trust 364, Cl. 16, 14.676%, 9/1/35[5]	270,841	51,235
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 3.929%, 9/25/23[6]	130,281	114,294

		49,604,894

GNMA/Guaranteed—0.2%
Government National Mortgage Assn., 8%, 4/15/23	54,539	64,415
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 88.157%, 1/16/27[5]	229,444	42,958
Series 2002-15, Cl. SM, 79.685%, 2/16/32[5]	268,352	52,214
Series 2002-76, Cl. SY, 78.523%, 12/16/26[5]	579,459	115,593
Series 2004-11, Cl. SM, 75.69%, 1/17/30[5]	211,017	47,661
Series 2007-17, Cl. AI, 21.74%, 4/16/37[5]	513,008	89,846

		412,687

Other Agency—0.2%
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts., Series 2010-R3, Cl. 2A, 0.75%, 12/8/20[3]	362,286	364,351
Non-Agency—5.3%
Commercial—3.4%
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. A4, 5.451%, 1/1/49	355,000	384,419
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.762%, 6/1/47[3]	262,625	210,236
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[2]	73,081	73,301
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	55,364	45,830
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	290,000	308,119
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	258,615	148,081
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[2]	281,451	283,736
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.843%, 9/1/20[2,5]	2,259,242	187,701
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	256,959	251,033
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	468,941	325,512
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2005-GG5, Commercial Mtg. Pass-Through Certificates, Series 2005-GG5, Cl. AM, 5.277%, 4/1/37	280,000	271,181
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	70,000	75,225
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	201,139	204,565
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.726%, 5/25/35[3]	154,741	117,400
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 5.181%, 11/1/35[3]	336,245	249,076
11 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Commercial Continued
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2011-C3, Cl. A1, 1.875%, 2/1/46[2]	$226,649	$228,464
Series 2010-C2, Cl. A2, 3.616%, 11/1/43[2]	340,000	332,686
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[4]	140,000	140,929
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49	355,000	369,847
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	40,000	42,944
Series 2007-LD11, Cl. A2, 5.802%, 6/15/49[3]	270,000	277,554
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7, Commercial Mtg. Pass-Through Certificates, Series 2006-LDP7, 5.87%, 4/1/45[3]	55,000	57,085
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.932%, 2/1/49[3]	60,000	58,305
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	354,050	281,704
LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mtg. Pass-Through Certificates, Series 2006-C3, Cl. AM, 5.712%, 3/11/39	90,000	89,812
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 2/11/40	210,000	212,474
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.796%, 4/1/34[3]	214,953	211,520
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	503,777	516,080
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 5.456%, 7/12/46	475,000	472,508
Morgan Stanley Capital I Trust 2007-IQ16, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ16, Cl. AM, 6.313%, 12/1/49[3]	215,000	213,043
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 5.244%, 7/1/37[3]	311,149	207,321
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46	260,000	281,024
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.665%, 12/1/35[3]	165,182	142,216
Wells Fargo Commercial Mortgage Trust 2010-C1, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.349%, 11/1/43[2]	182,953	183,807
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.088%, 11/1/37[3]	234,616	191,410
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 6.192%, 3/1/44[5]	2,855,000	271,078

		7,917,226

Multifamily—0.4%
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.688%, 6/1/36[3]	219,183	192,204
GE Capital Commercial Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series 2001-3, Cl. A2, 6.07%, 6/1/38	256,341	257,787
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.557%, 5/1/37[3]	46,635	40,531
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.819%, 3/25/36[3]	544,442	460,974

		951,496

Other—0.2%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	320,000	343,711
12 | OPPENHEIMER BALANCED FUND/VA

	Principal
	Amount	Value

Residential—1.3%
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.58%, 5/1/36[3]	$80,000	$73,255
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 2.867%, 6/1/34[3]	142,878	130,259
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	65,595	57,761
CHL Mortgage Pass-Through Trust 2005-HYB7, Mtg. Pass-Through Certificates, Series 2005-HYB7, Cl. 6A1, 5.383%, 11/1/35[3]	290,439	215,691
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	219,209	208,668
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. A4, 5.823%, 12/1/49[3]	300,000	332,634
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	742,621	568,508
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	205,935	159,894
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	216,389	208,062
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	122,871	108,743
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	133,504	136,482
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	25,775	15,610
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	42,376	34,760
Thornburg Mortgage Securities Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A2, 0.336%, 11/25/46[3]	239,528	236,155
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.684%, 5/1/37[3]	219,430	192,423
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	186,389	158,916
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.874%, 9/1/34[3]	93,141	92,707
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.693%, 10/1/36[3]	222,705	197,018

		3,127,546

Total Mortgage-Backed Obligations (Cost $61,586,448)		62,721,911

U.S. Government Obligations—0.5%
Federal Home Loan Mortgage Corp. Nts.:
1.75%, 9/10/15[9]	70,000	70,333
2.50%, 5/27/16	100,000	102,629
5%, 2/16/17	115,000	131,383
5.25%, 4/18/16	195,000	224,734
5.50%, 7/18/16	110,000	127,967
Federal National Mortgage Assn. Nts.:
2.375%, 4/11/16[9]	190,000	194,086
4.875%, 12/15/16[9]	160,000	181,666
5%, 3/15/16	120,000	136,841

Total U.S. Government Obligations (Cost $1,138,722)		1,169,639

Non-Convertible Corporate Bonds and Notes—13.3%
Consumer Discretionary—1.8%
Diversified Consumer Services—0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	230,000	247,825
Hotels, Restaurants & Leisure—0.3%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[2]	340,000	357,662
13 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Hotels, Restaurants & Leisure Continued
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	$255,000	$286,750

		644,412

Household Durables—0.3%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	173,000	192,401
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	223,000	238,756
Whirlpool Corp.:
5.50% Sr. Unsec. Unsub. Nts., 3/1/13	90,000	95,431
8% Sr. Unsec. Nts., 5/1/12	180,000	190,207

		716,795

Leisure Equipment & Products—0.1%
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13	215,000	230,016
Media—0.8%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	138,000	192,214
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	182,000	194,987
Historic TW, Inc., 9.125% Debs., 1/15/13	78,000	86,769
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	80,000	89,000
10% Sr. Unsec. Nts., 7/15/17	264,000	313,500
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	218,000	252,880
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	122,000	156,371
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	130,000	155,558
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21[2]	132,000	140,738
6.50% Sr. Sec. Nts., 1/15/18	282,000	310,553

		1,892,570

Multiline Retail—0.1%
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	235,000	230,736
Specialty Retail—0.1%
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	240,000	240,000
Consumer Staples—0.8%
Food & Staples Retailing—0.1%
Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	143,000	148,073
Food Products—0.3%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	29,000	31,276
8.50% Sr. Unsec. Nts., 6/15/19	155,000	189,145
Kraft Foods, Inc., 6% Sr. Unsec. Nts., 2/11/13	207,000	223,254
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	240,000	255,600

		699,275

Household Products—0.1%
Energizer Holdings, Inc., 4.70% Sr. Nts., 5/19/21[2]	239,000	236,349
Tobacco—0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	177,000	254,606
Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts., 5/1/40	142,000	156,654
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	206,000	227,805

		639,065

Energy—1.5%
Energy Equipment & Services—0.4%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	305,000	308,487
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	205,000	219,475
Weatherford International Ltd., 6.50% Sr. Unsec. Bonds, 8/1/36	150,000	155,212
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	170,000	173,776

		856,950

Oil, Gas & Consumable Fuels—1.1%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	145,000	147,452
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	215,000	231,125
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	330,000	370,843
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[2]	212,000	220,529
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	383,000	410,136
Kinder Morgan Energy Partners LP, 6.50% Sr. Unsec. Unsub. Nts., 9/1/39	110,000	114,597
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	245,000	245,160
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	212,000	231,080
14 | OPPENHEIMER BALANCED FUND/VA

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[2]	$140,000	$153,832
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	393,000	398,951
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/21[2]	165,000	162,146

		2,685,851

Financials—5.4%
Capital Markets—1.2%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]	405,000	436,074
Credit Suisse Guernsey Ltd., 5.86% Jr. Sub. Perpetual Nts.[10]	336,000	322,728
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	255,000	241,846
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[2]	314,000	316,265
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20[2]	90,000	91,200
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	570,000	604,646
Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	223,000	225,963
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	225,000	230,179
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	94,000	95,647
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[10]	326,000	322,740

		2,887,288

Commercial Banks—1.2%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[2]	258,000	262,016
BNP Paribas SA, 5.186% Sub. Perpetual Nts.[2,10]	245,000	226,748
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	433,000	428,670
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[3]	600,000	570,000
Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	245,000	276,550
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[2]	253,000	238,908
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	349,000	378,665
Zions Bancorp., 7.75% Sr. Unsec. Nts., 9/23/14	306,000	335,650

		2,717,207

Consumer Finance—0.2%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	223,000	238,626
SLM Corp., 6.25% Sr. Nts., 1/25/16	312,000	323,878

		562,504

Diversified Financial Services—0.9%
Bank of America Corp., 5.875% Sr. Unsec. Unsub. Nts., 1/5/21	95,000	99,816
Citigroup, Inc., 3.953% Sr. Unsec. Nts., 6/15/16	509,000	521,393
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67[2,3]	275,000	244,063
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[10]	255,000	235,875
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	665,000	716,700
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	352,000	391,371

		2,209,218

Insurance—1.5%
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	197,000	203,669
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	235,000	244,613
Hartford Financial Services Group, Inc. (The), 5.25% Sr. Unsec. Nts., 10/15/11	205,000	207,498
International Lease Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 5/15/16	228,000	224,647
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[2]	320,000	272,190
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21[2]	342,000	324,244
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	466,000	453,185
Prudential Financial, Inc., 3.625% Sr. Unsec. Unsub. Nts., 9/17/12	255,000	261,831
Reinsurance Group of America, Inc., 5% Sr. Unsec. Nts., 6/1/21	331,000	327,874
Swiss Re Capital I LP, 6.854% Perpetual Bonds[2,10]	455,000	439,555
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	241,000	245,854
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[4,10]	238,000	238,000

		3,443,160
15 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Real Estate Investment Trusts—0.4%
AvalonBay Communities, Inc.,
6.625% Sr. Unsec. Unsub. Nts., 9/15/11	$100,000	$101,140
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	123,000	127,115
CommonWealth REIT, 6.95% Sr. Unsec. Nts., 4/1/12	54,000	55,780
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	93,000	94,967
Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts., 3/1/12	225,000	228,865
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/12[2]	226,000	237,521

		845,388

Health Care—0.3%
Biotechnology—0.1%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	149,000	146,466
Health Care Providers & Services—0.1%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	124,000	132,930
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	145,000	144,107

		277,037

Pharmaceuticals—0.1%
Mylan, Inc., 6% Sr. Nts., 11/15/18[2]	245,000	250,206
Industrials—0.7%
Aerospace & Defense—0.2%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	230,000	235,750
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	205,000	224,219

		459,969

Commercial Services & Supplies—0.2%
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	235,000	257,031
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts., 8/15/11	195,000	196,136

		453,167

Industrial Conglomerates—0.3%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12	215,000	222,622
5.25% Sr. Unsec. Nts., 10/19/12	34,000	35,850
6.375% Unsec. Sub. Bonds, 11/15/67	428,000	440,305

		698,777

Information Technology—0.7%
Communications Equipment—0.2%
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	262,000	276,356
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	93,000	96,109
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11	220,000	224,879

		597,344

Electronic Equipment & Instruments—0.2%
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	430,000	435,882
Office Electronics—0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	223,000	240,149
Semiconductors & Semiconductor Equipment—0.1%
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	157,000	177,507
Software—0.1%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	264,000	254,186
Materials—0.7%
Chemicals—0.3%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	101,000	105,699
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	198,000	201,499
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	210,000	237,300
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	140,000	141,018

		685,516

Containers & Packaging—0.1%
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	210,000	227,302
Metals & Mining—0.3%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	330,000	360,938
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	14,000	15,414
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	75,000	81,648
6% Sr. Unsec. Unsub. Nts., 10/15/15	132,000	147,192
7.25% Sr. Unsec. Unsub. Nts., 7/15/12	94,000	99,397
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[2]	35,000	39,222

		743,811
16 | OPPENHEIMER BALANCED FUND/VA

	Principal
	Amount	Value

Telecommunication Services—0.6%
Diversified Telecommunication Services—0.5%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	$322,000	342,118
British Telecommunications plc, 9.875% Bonds, 12/15/30	142,000	195,563
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P, 9/15/39	82,000	79,097
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	230,000	251,275
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	225,000	255,375
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	140,000	152,233

		1,275,661

Wireless Telecommunication Services—0.1%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	162,000	183,384
Utilities—0.8%
Electric Utilities—0.8%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[2]	202,000	212,979
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	138,000	143,961
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	239,000	244,523
Northeast Utilities Co., 7.25% Sr. Unsec. Nts., 4/1/12	230,000	239,761
Oncor Electric Delivery Co., 7% Debs., 9/1/22	198,000	236,362
PPL WEM Holdings plc, 3.90% Sr. Unsec. Nts., 5/1/16[2]	340,000	349,116
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[2]	235,000	302,264

		1,728,966

Total Non-Convertible Corporate Bonds and Notes (Cost $29,866,492)		30,968,012

Convertible Corporate Bonds and Notes—0.2%
Standard Chartered plc, 6.409% Cv. Jr. Unsec. Sub. Bonds, 1/29/49[2] (Cost $387,500)	400,000	381,226

	Shares
Investment Companies—19.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[11,12] (Cost $44,860,287)	44,860,287	44,860,287
Total Investments, at Value (Cost $252,836,155)	114.9%	267,307,349
Liabilities in Excess of Other Assets	(14.9)	(34,576,829)

Net Assets	100.0%	$232,730,520

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $11,994,159 or 5.15% of the Fund’s net assets as of June 30, 2011.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Restricted security. The aggregate value of restricted securities as of June 30, 2011 was $673,910, which represents 0.29% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	$138,250	$140,929	$2,679
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	295,075	294,981	(94)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11	240,273	238,000	(2,273)

		$673,598	$673,910	$312

17 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,233,448 or 1.39% of the Fund’s net assets as of June 30, 2011.

6.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $154,485 or 0.07% of the Fund’s net assets as of June 30, 2011.

7.	When-issued security or delayed delivery to be delivered and settled after June 30, 2011. See Note 1 of the accompanying Notes.

8.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $303,075. See Note 5 of the accompanying Notes.

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	June 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	45,755,638	38,711,314	39,606,665	44,860,287

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$44,860,287	$41,560

12.	Rate shown is the 7-day yield as of June 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$6,540,312	$—	$—	$6,540,312
Consumer Staples	9,304,826	—	—	9,304,826
Energy	11,080,055	—	—	11,080,055
Financials	17,151,591	—	—	17,151,591
Health Care	22,924,799	—	—	22,924,799
Industrials	6,919,532	—	—	6,919,532
Information Technology	37,770,644	—	—	37,770,644
Materials	3,886,404	—	—	3,886,404
Telecommunication Services	60	—	—	60
Utilities	1,569,375	—	—	1,569,375
18 | OPPENHEIMER BALANCED FUND/VA

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value Continued
Asset-Backed Securities	$—	$10,058,676	$—	$10,058,676
Mortgage-Backed Obligations	—	62,721,911	—	62,721,911
U.S. Government Obligations	—	1,169,639	—	1,169,639
Non-Convertible Corporate Bonds and Notes	—	30,968,012	—	30,968,012
Convertible Corporate Bonds and Notes	—	381,226	—	381,226
Investment Company	44,860,287	—	—	44,860,287

Total Investments, at Value	162,007,885	105,299,464	—	267,307,349

Other Financial Instruments:
Futures margins	19,344	—	—	19,344

Total Assets	$162,027,229	$105,299,464	$—	$267,326,693

Liabilities Table
Other Financial Instruments:
Futures margins	$(38,375)	$—	$—	$(38,375)

Total Liabilities	$(38,375)	$—	$—	$(38,375)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Futures Contracts as of June 30, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds	Buy	71	9/21/11	$8,735,219	$(91,097)
U.S. Treasury Nts., 2 yr.	Sell	44	9/30/11	9,651,125	(2,083)
U.S. Treasury Nts., 5 yr.	Sell	24	9/30/11	2,860,688	(299)
U.S. Treasury Nts., 10 yr.	Sell	22	9/21/11	2,691,219	26,425
U.S. Treasury Ultra Bonds	Buy	3	9/21/11	378,750	(6,416)

					$(73,470)

See accompanying Notes to Financial Statements.
19 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $207,975,868)	$222,447,062
Affiliated companies (cost $44,860,287)	44,860,287

267,307,349
Cash	64,672
Receivables and other assets:
Investments sold (including $21,843,037 sold on a when-issued or delayed delivery basis)	21,949,904
Interest, dividends and principal paydowns	828,846
Futures margins	19,344
Other	17,139

Total assets	290,187,254

Liabilities
Payables and other liabilities:
Investments purchased (including $56,774,559 purchased on a when-issued or delayed delivery basis)	57,032,663
Shares of beneficial interest redeemed	230,839
Distribution and service plan fees	54,104
Shareholder communications	50,492
Futures margins	38,375
Transfer and shareholder servicing agent fees	19,124
Trustees’ compensation	14,579
Other	16,558

Total liabilities	57,456,734

Net Assets	$232,730,520

Composition of Net Assets
Par value of shares of beneficial interest	$19,963
Additional paid-in capital	279,856,668
Accumulated net investment income	1,868,467
Accumulated net realized loss on investments and foreign currency transactions	(63,421,916)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	14,407,338

Net Assets	$232,730,520

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $145,528,065 and 12,435,740 shares of beneficial interest outstanding)	$11.70
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $87,202,455 and 7,526,876 shares of beneficial interest outstanding)	$11.59
See accompanying Notes to Financial Statements.
20 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2011

Investment Income
Interest	$1,933,786
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $34,186)	832,663
Affiliated companies	41,560

Total investment income	2,808,009

Expenses
Management fees	887,582
Distribution and service plan fees—Service shares	111,537
Transfer and shareholder servicing agent fees:
Non-Service shares	74,526
Service shares	44,616
Shareholder communications:
Non-Service shares	16,872
Service shares	10,100
Custodian fees and expenses	7,557
Trustees’ compensation	5,998
Administration service fees	750
Other	24,850

Total expenses	1,184,388
Less waivers and reimbursements of expenses	(274,766)

Net expenses	909,622

Net Investment Income	1,898,387

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	10,875,086
Closing and expiration of futures contracts	(1,325)
Foreign currency transactions	2,983

Net realized gain	10,876,744
Net change in unrealized appreciation/depreciation on:
Investments	(3,180,595)
Translation of assets and liabilities denominated in foreign currencies	576,030
Futures contracts	(65,798)

Net change in unrealized appreciation/depreciation	(2,670,363)

Net Increase in Net Assets Resulting from Operations	$10,104,768

See accompanying Notes to Financial Statements.
21 | OPPENHEIMER BALANCED FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2011	December 31,
	(Unaudited)	2010

Operations
Net investment income	$1,898,387	$4,859,704
Net realized gain	10,876,744	16,046,665
Net change in unrealized appreciation/depreciation	(2,670,363)	7,623,134

Net increase in net assets resulting from operations	10,104,768	28,529,503

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,355,682)	(2,184,050)
Service shares	(1,802,307)	(1,027,757)

	(5,157,989)	(3,211,807)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(8,130,228)	(25,243,141)
Service shares	(4,287,828)	(8,416,068)

	(12,418,056)	(33,659,209)

Net Assets
Total decrease	(7,471,277)	(8,341,513)
Beginning of period	240,201,797	248,543,310

End of period (including accumulated net investment income of $1,868,467 and $5,128,069, respectively)	$232,730,520	$240,201,797

See accompanying Notes to Financial Statements.
22 | OPPENHEIMER BALANCED FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2011				Year Ended December 31,
Non-Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$11.47	$10.30	$8.45	$16.41	$17.69	$17.07

Income (loss) from investment operations:
Net investment income[1]	.10	.23	.25	.41	.43	.40
Net realized and unrealized gain (loss)	.39	1.09	1.60	(7.03)	.19	1.38

Total from investment operations	.49	1.32	1.85	(6.62)	.62	1.78

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.15)	—	(.39)	(.46)	(.36)
Distributions from net realized gain	—	—	—	(.95)	(1.44)	(.80)

Total dividends and/or distributions to shareholders	(.26)	(.15)	—	(1.34)	(1.90)	(1.16)

Net asset value, end of period	$11.70	$11.47	$10.30	$8.45	$16.41	$17.69

Total Return, at Net Asset Value[2]	4.28%	12.91%	21.89%	(43.47)%	3.79%	11.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145,528	$150,622	$159,797	$169,621	$385,948	$435,639

Average net assets (in thousands)	$150,264	$151,620	$159,013	$295,669	$418,103	$456,513

Ratios to average net assets:[3]
Net investment income	1.69%	2.13%	2.71%	3.14%	2.55%	2.42%
Total expenses[4]	0.90%	0.91%	0.89%	0.76%	0.75%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.65%	0.60%	0.67%	0.73%	0.75%

Portfolio turnover rate[5]	31%	54%	87%	67%	68%	76%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	0.92%
Year Ended December 31, 2010	0.92%
Year Ended December 31, 2009	0.91%
Year Ended December 31, 2008	0.76%
Year Ended December 31, 2007	0.75%
Year Ended December 31, 2006	0.75%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2011	$260,638,507	$261,706,027
Year Ended December 31, 2010	$412,930,431	$414,511,903
Year Ended December 31, 2009	$504,698,365	$520,212,670
Year Ended December 31, 2008	$474,582,075	$434,587,487
Year Ended December 31, 2007	$296,201,319	$315,527,720
Year Ended December 31, 2006	$612,825,833	$666,549,894
See accompanying Notes to Financial Statements.
23 | OPPENHEIMER BALANCED FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2011				Year Ended December 31,
Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$11.35	$10.19	$8.38	$16.28	$17.57	$16.97

Income (loss) from investment operations:
Net investment income[1]	.08	.20	.22	.37	.38	.36
Net realized and unrealized gain (loss)	.39	1.08	1.59	(6.97)	.19	1.37

Total from investment operations	.47	1.28	1.81	(6.60)	.57	1.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.23)	(.12)	—	(.35)	(.42)	(.33)
Distributions from net realized gain	—	—	—	(.95)	(1.44)	(.80)

Total dividends and/or distributions to shareholders	(.23)	(.12)	—	(1.30)	(1.86)	(1.13)

Net asset value, end of period	$11.59	$11.35	$10.19	$8.38	$16.28	$17.57

Total Return, at Net Asset Value[2]	4.16%	12.68%	21.60%	(43.62)%	3.49%	10.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,203	$89,580	$88,746	$68,798	$121,399	$111,363

Average net assets (in thousands)	$89,956	$87,280	$77,101	$100,164	$117,012	$100,010

Ratios to average net assets:[3]
Net investment income	1.44%	1.87%	2.42%	2.90%	2.30%	2.17%
Total expenses[4]	1.15%	1.16%	1.15%	1.01%	1.00%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.90%	0.85%	0.92%	0.98%	1.01%

Portfolio turnover rate[5]	31%	54%	87%	67%	68%	76%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	1.17%
Year Ended December 31, 2010	1.17%
Year Ended December 31, 2009	1.17%
Year Ended December 31, 2008	1.01%
Year Ended December 31, 2007	1.00%
Year Ended December 31, 2006	1.01%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2011	$260,638,507	$261,706,027
Year Ended December 31, 2010	$412,930,431	$414,511,903
Year Ended December 31, 2009	$504,698,365	$520,212,670
Year Ended December 31, 2008	$474,582,075	$434,587,487
Year Ended December 31, 2007	$296,201,319	$315,527,720
Year Ended December 31, 2006	$612,825,833	$666,549,894
See accompanying Notes to Financial Statements.
24 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Balanced Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, an open end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek high total investment return, which includes current income and capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring
25 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of June 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$56,774,559
Sold securities	21,843,037
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
26 | OPPENHEIMER BALANCED FUND/VA

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2010, the Fund utilized $15,850,155 of capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2010, the Fund had available for federal income tax purposes straddle losses of $120,488 and unused capital loss carryforwards as follows:

Expiring

2016	$28,551,951
2017	44,728,707

Total	$73,280,658

As of June 30, 2011, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $62,524,402 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last
27 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2011, it is estimated that the Fund will utilize $10,876,744 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$253,746,733
Federal tax cost of other investments	(6,015,593)

Total federal tax cost	$247,731,140

Gross unrealized appreciation	$26,489,726
Gross unrealized depreciation	(13,002,580)

Net unrealized appreciation	$13,487,146

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
28 | OPPENHEIMER BALANCED FUND/VA

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	154,304	$1,805,130	272,126	$2,909,287
Dividends and/or distributions reinvested	287,056	3,355,682	209,000	2,184,050
Redeemed	(1,135,654)	(13,291,040)	(2,866,355)	(30,336,478)

Net decrease	(694,294)	$(8,130,228)	(2,385,229)	$(25,243,141)

Service Shares
Sold	210,047	$2,441,490	627,983	$6,716,376
Dividends and/or distributions reinvested	155,505	1,802,307	99,204	1,027,757
Redeemed	(734,646)	(8,531,625)	(1,542,514)	(16,160,201)

Net decrease	(369,094)	$(4,287,828)	(815,327)	$(8,416,068)

29 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$56,275,831	$68,039,672
U.S. government and government agency obligations	597,171	625,844
To Be Announced (TBA) mortgage-related securities	260,638,507	261,706,027
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2011, the Fund paid $120,283 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 0.67% of average annual net assets for Non-Service shares and 0.92% of average annual net assets for Service shares. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $158,063 and $94,654 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $22,049 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
30 | OPPENHEIMER BALANCED FUND/VA

5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
31 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Valuations of derivative instruments as of June 30, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not
Accounted for as	Statement of Assets			Statement of Assets
Hedging Instruments	and Liabilities Location	Value		and Liabilities Location	Value

Interest rate contracts	Futures margins	$19,344	*	Futures margins	$38,375	*

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted	Closing and expiration
for as Hedging Instruments	of futures contracts

Interest rate contracts	$(1,325)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted
for as Hedging Instruments	Futures contracts

Interest rate contracts	$(65,798)
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
32 | OPPENHEIMER BALANCED FUND/VA

     During the six months ended June 30, 2011, the Fund had an ending monthly average market value of $7,529,366 and $14, 633,048 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
6. Restricted Securities
As of June 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District
33 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
7. Pending Litigation Continued
of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
34 | OPPENHEIMER BALANCED FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
35 | OPPENHEIMER BALANCED FUND/VA

OPPENHEIMER BALANCED FUND/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Emmanuel Ferreira, Vice President and Portfolio Manager
Krishna Memani, Vice President and Portfolio Manager
Peter A. Strzalkowski, Vice President and Portfolio Manager
Arthur S. Gabinet, Secretary
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered	KPMG llp
Public Accounting Firm

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
©2011 OppenheimerFunds, Inc. All rights reserved.

June 30, 2011

Oppenheimer

Capital Appreciation Fund/VA

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Top Holdings

Financial Statements

OppenheimerFunds®
The Right Way to Invest

Oppenheimer Capital Appreciation Fund/VA A Series of Oppenheimer Variable Account Funds Semiannual Report Fund Performance Discussion Listing of Top Holdings Financial Statements

OPPENHEIMER CAPITAL APPRECIATION FUND/VA
Portfolio Manager: Julie Van Cleave
Cumulative Total Returns
For the 6-Month Period Ended 6/30/11

Non-Service Shares	5.47%
Service Shares	5.34
Average Annual Total Returns
For the Periods Ended 6/30/11

	1-Year	5-Year	10-Year

Non-Service Shares	30.70%	2.31%	1.03%

			Since
			Inception
	1-Year	5-Year	(9/18/01)

Service Shares	30.37%	2.05%	3.18%
Expense Ratios
For the Fiscal Year Ended 12/31/10

Non-Service Shares	0.79%
Service Shares	1.04
The performance data quoted represents past performance, which does not guarantee future results.
The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Expense ratios are as stated in the Fund’s prospectus, current as of the date of this report.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total market value of common stocks.

Top Ten Common Stock Holdings
Apple, Inc.	4.8%
QUALCOMM, Inc.	4.0
Oracle Corp.	3.0
Google, Inc., Cl. A	2.8
Occidental Petroleum Corp.	2.4
ConocoPhillips	1.9
Allergan, Inc.	1.9
Caterpillar, Inc.	1.8
Schlumberger Ltd.	1.8
Thermo Fisher Scientific, Inc.	1.8
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on net assets.
2 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

FUND PERFORMANCE DISCUSSION
During the six-month period ended June 30, 2011, the Fund’s Non-Service Shares produced a return of 5.47%, underperforming the Russell 1000 Growth Index (the “Index”) and the S&P 500 Index, which returned 6.83% and 6.02%, respectively.
Economic and Market Overview
At the beginning of the reporting period, encouraging data from the U.S. labor market, including a declining unemployment rate, seemed to indicate that the long-awaited revival of consumer and business confidence was at hand. The global economy also appeared to provide reasons for an upbeat outlook. In Europe, policymakers continued to take measures to contain the sovereign debt problems of certain European countries and, in February, strong corporate earnings led to an upward revision of the European Central Bank’s 2011 growth forecast. Fears that had surfaced in 2010 over rising inflationary pressures in the fast-growing emerging markets lessened to a degree as the new year began.
     While the markets generally performed well in the first four months of 2011, a number of dramatic global events created increased market volatility. A wave of political unrest in North Africa and the Middle East sparked worries that disruptions in oil production might derail the global economic recovery. Although energy prices surged higher, investors retained their optimism and riskier asset classes, such as stocks and higher-yielding fixed-income securities, generally continued to rally. Investors encountered another unexpected shock on March 11, when a catastrophic natural disaster followed by a nuclear crisis hit Japan, one of the world’s largest economies and a key exporter of industrial components to many countries and industries, including U.S. automobile manufacturers. However, disruptions to the global supply chain proved significantly less severe than originally anticipated and, after a brief pullback, the markets continued to climb higher.
     In April 2011, market concerns resurfaced when Greece again teetered on the brink of defaulting on its sovereign debt, rekindling worries from 2010 that fiscal instability might spread to other parts of Europe. At the same time, a debate regarding government spending and borrowing intensified in the United States, causing a renewed sense of uncertainty among businesses and consumers as the August 2 deadline to raise the U.S. government’s debt ceiling loomed. Additionally, the Fed’s latest round of quantitative easing measures labeled “QE2” officially ended on June 30, further contributing to questions around what the Fed’s next move would be. As a result, by period end, job creation had slowed to a crawl, the unemployment rate moved higher and consumers reined in spending. Despite the volatility and dramatic headlines, overall the global markets finished the second half of the reporting period in positive territory, reflective of healthy balance sheets of many multinational corporations, continued growth in developing markets and the ongoing economic recoveries in the U.S., Canada and in much of Western Europe.
Fund Review
The Fund outperformed the Index primarily in the consumer discretionary sector, as a result of stronger relative stock selection. Relative to the Index, most significant detractors from performance were the information technology and financials sectors, as a result of weaker stock selection in those sectors.
     During the reporting period, leading mobile phone chipmaker QUALCOMM, Inc. was the top performing stock within information technology and the top performing stock for the Fund overall. The company raised its 2011 forecast amid strong sales. The company also signed a subscriber unit license agreement with Chinese mobile phone maker Zoom Technologies, Inc. Apple, Inc. also performed well for the Fund, as the stock received a boost from continued popularity of the iPhone. Oil and gas equipment and service provider Halliburton Co. benefited from rising oil service activity, and was the top positive contributor to Fund performance in the energy sector. In the industrials sector, heavy equipment maker Caterpillar, Inc. announced its first-quarter profits rose five-fold in light of increased demand for its mining and construction equipment. In terms of health care, pharmaceutical firm Allergan, Inc., the maker of Botox, contributed to Fund results, as it announced an improved 2011 earnings outlook and projected second-quarter sales that topped analysts’ expectations. In addition, life science tools and service provider Thermo Fisher Scientific had a strong reporting period, lifted by strong growth across its product lines and impressive financial results.
3 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

FUND PERFORMANCE DISCUSSION
     The top five individual detractors to Fund performance came from the information technology sector. Performance detractors included internet software and services giant Google, Inc., communications equipment providers Cisco Systems, Inc. and Juniper Networks, Inc., semiconductor firm Broadcom Corp. and internet software and service provider Akamai Technologies, Inc. Towards the end of the reporting period, a drop in U.S. stock prices broadly led technology company valuations to drop to their lowest levels in more than a decade. Valuations were driven lower primarily by the uncertain economy and potential for future lower revenues, leading to some profit taking. The March 11 earthquake and tsunami in Japan also fueled market speculation that disruptions to the supply chain could affect information technology companies not just in Japan but globally, helping to send information technology stocks generally lower. Overall, however, disruptions to the supply chain in the second quarter in actuality were not as bad as the market initially feared.
     A jump in operating expenses due to increased marketing efforts and hiring of new employees caused Google’s shares to fall. Despite beating analysts’ expectations in its fiscal third quarter, shares of Cisco Systems fell following an announcement that the company planned to undertake measures to reduce costs by $1 billion dollars. Juniper Networks’ stock was hurt by the volatile market environment and renewed pessimism over the strength of the global economic recovery. Broadcom and Akamai both experienced declines as they issued second quarter guidance below analysts’ estimates. We exited our positions in Akamai and Cisco Systems by period end.
     At period end, relative to the Index, the Fund had significant overweight positions in the health care and industrials sectors. The Fund had its largest relative underweight position in consumer staples and also held underweights in consumer discretionary and materials.
Outlook
While an uncertain economic environment may continue to create volatile short-term returns in the market, we continue to seek quality growth companies supported by long-term growth themes. As such, we remain optimistic regarding the Fund’s disciplined investment strategy over the long term, which combines top-down sector analysis and bottom-up fundamental research.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2011	June 30, 2011	June 30, 2011

Non-Service shares	$1,000.00	$1,054.70	$4.08
Service shares	1,000.00	1,053.40	5.36

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2011 are as follows:

Class	Expense Ratios

Non-Service shares	0.80%
Service shares	1.05
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

STATEMENT OF INVESTMENTS June 30, 2011 / Unaudited

	Shares	Value

Common Stocks—99.2%
Consumer Discretionary—12.9%
Auto Components—1.1%
Johnson Controls, Inc.	315,770	$13,154,978
Hotels, Restaurants & Leisure—1.7%
McDonald’s Corp.	236,840	19,970,349
Internet & Catalog Retail—1.4%
Amazon.com, Inc.[1]	83,094	16,991,892
Media—1.5%
Walt Disney Co. (The)	436,250	17,031,200
Specialty Retail—3.4%
Bed Bath & Beyond, Inc.[1]	80,200	4,681,274
O’Reilly Automotive, Inc.[1]	186,540	12,220,235
Tiffany & Co.	116,230	9,126,380
TJX Cos., Inc. (The)	260,520	13,685,116

		39,713,005

Textiles, Apparel & Luxury Goods—3.8%
Coach, Inc.	275,420	17,607,601
Nike, Inc., Cl. B	165,780	14,916,884
Polo Ralph Lauren Corp., Cl. A	90,980	12,064,858

		44,589,343

Consumer Staples—8.6%
Beverages—3.2%
Brown-Forman Corp., Cl. B	97,020	7,246,424
Coca-Cola Co. (The)	278,100	18,713,349
SABMiller plc	328,260	11,967,236

		37,927,009

Food & Staples Retailing—1.6%
Costco Wholesale Corp.	227,270	18,463,415
Food Products—2.5%
Nestle SA	282,008	17,525,921
Unilever NV CVA	351,743	11,530,425

		29,056,346

Household Products—1.3%
Colgate-Palmolive Co.	175,480	15,338,707
Energy—11.7%
Energy Equipment & Services—4.8%
Baker Hughes, Inc.	40,340	2,927,070
Halliburton Co.	384,160	19,592,160
National Oilwell Varco, Inc.	158,690	12,411,145
Schlumberger Ltd.	243,190	21,011,616

		55,941,991

Oil, Gas & Consumable Fuels—6.9%
Chevron Corp.	178,070	18,312,719
ConocoPhillips	303,920	22,851,745
EOG Resources, Inc.	113,000	11,814,150
Occidental Petroleum Corp.	269,810	28,071,032

		81,049,646

Financials—3.4%
Capital Markets—0.4%
Charles Schwab Corp. (The)	313,010	5,149,015
Commercial Banks—1.0%
Standard Chartered plc	227,540	5,981,840
Wells Fargo & Co.	193,730	5,436,064

		11,417,904

Consumer Finance—1.0%
American Express Co.	227,960	11,785,532
Diversified Financial Services—1.0%
IntercontinentalExchange, Inc.[1]	27,610	3,443,243
JPMorgan Chase & Co.	211,760	8,669,454

		12,112,697

Health Care—14.0%
Biotechnology—0.8%
Celgene Corp.[1]	157,310	9,488,939
Health Care Equipment & Supplies—2.5%
Baxter International, Inc.	258,710	15,442,400
Stryker Corp.	228,820	13,429,446

		28,871,846

Health Care Providers & Services—1.5%
Express Scripts, Inc.[1]	229,700	12,399,206
Medco Health Solutions, Inc.[1]	95,260	5,384,095

		17,783,301

Life Sciences Tools & Services—3.1%
Illumina, Inc.[1]	93,620	7,035,543
Mettler-Toledo International, Inc.[1]	50,860	8,578,556
Thermo Fisher Scientific, Inc.[1]	322,140	20,742,595

		36,356,694

Pharmaceuticals—6.1%
Allergan, Inc.	266,530	22,188,623
Bristol-Myers Squibb Co.	518,100	15,004,176
Novo Nordisk AS, Cl. B	158,146	19,847,424
Roche Holding AG	86,708	14,510,634

		71,550,857

Industrials—16.2%
Aerospace & Defense—2.7%
Goodrich Corp.	192,362	18,370,571
United Technologies Corp.	146,220	12,941,932

		31,312,503
6 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

	Shares	Value

Air Freight & Logistics—1.3%
United Parcel Service, Inc., Cl. B	199,310	$14,535,678
Electrical Equipment—2.8%
ABB Ltd.	572,375	14,841,243
Emerson Electric Co.	325,400	18,303,750

		33,144,993

Machinery—7.7%
Caterpillar, Inc.	201,300	21,430,398
Danaher Corp.	344,990	18,281,020
Deere & Co.	141,710	11,683,990
Joy Global, Inc.	201,837	19,222,956
Parker-Hannifin Corp.	223,550	20,061,377

		90,679,741

Road & Rail—1.7%
Union Pacific Corp.	191,650	20,008,260
Information Technology—26.5%
Communications Equipment—5.6%
Juniper Networks, Inc.[1]	587,510	18,506,565
QUALCOMM, Inc.	832,090	47,254,391

		65,760,956

Computers & Peripherals—4.8%
Apple, Inc.[1]	168,740	56,640,956
Electronic Equipment & Instruments—1.3%
Corning, Inc.	859,760	15,604,644
Internet Software & Services—4.1%
eBay, Inc.[1]	491,530	15,861,673
Google, Inc., Cl. A1	63,820	32,317,172

		48,178,845

IT Services—3.2%
Cognizant Technology Solutions Corp.[1]	214,300	15,716,762
International Business Machines Corp.	69,710	11,958,751
Visa, Inc., Cl. A	117,527	9,902,825

		37,578,338

Semiconductors & Semiconductor Equipment—1.5%
Broadcom Corp., Cl. A	506,390	17,034,960
Software—6.0%
Intuit, Inc.[1]	337,270	17,490,822
Oracle Corp.	1,065,140	35,053,757
Vmware, Inc., Cl. A1	176,650	17,705,630

		70,250,209

Materials—4.8%
Chemicals—3.3%
Albemarle Corp.	95,070	6,578,844
Ecolab, Inc.	228,710	12,894,670
Praxair, Inc.	179,592	19,465,977

		38,939,491

Metals & Mining—1.5%
Barrick Gold Corp.	94,850	4,295,757
Freeport-McMoRan Copper & Gold,
Inc., Cl. B	254,460	13,460,934

		17,756,691

Telecommunication Services—1.1%
Wireless Telecommunication Services—1.1%
NII Holdings, Inc.[1]	304,890	12,921,236

Total Common Stocks (Cost $786,151,878)		1,164,092,167

Investment Company—0.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[2,3]
(Cost $3,678,593)	3,678,593	3,678,593
Total Investments, at Value (Cost $789,830,471)	99.5%	1,167,770,760
Other Assets Net of Liabilities	0.5	6,058,402

Net Assets	100.0%	$1,173,829,162

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	June 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	72,534	75,426,542	71,820,483	3,678,593

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$3,678,593	$3,109
3.	Rate shown is the 7-day yield as of June 30, 2011.
7 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$151,450,767	$—	$—	$151,450,767
Consumer Staples	100,785,477	—	—	100,785,477
Energy	136,991,637	—	—	136,991,637
Financials	40,465,148	—	—	40,465,148
Health Care	164,051,637	—	—	164,051,637
Industrials	189,681,175	—	—	189,681,175
Information Technology	311,048,908	—	—	311,048,908
Materials	56,696,182	—	—	56,696,182
Telecommunication Services	12,921,236	—	—	12,921,236
Investment Company	3,678,593	—	—	3,678,593

Total Investments, at Value	1,167,770,760	—	—	1,167,770,760
Other Financial Instruments:
Foreign currency exchange contracts	—	2,815	—	2,815

Total Assets	$1,167,770,760	$2,815	$—	$1,167,773,575

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(2,330)	$—	$(2,330)

Total Liabilities	$—	$(2,330)	$—	$(2,330)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Foreign Currency Exchange Contracts as of June 30, 2011 are as follows:

Counterparty/		Contract Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)	Date	Value	Appreciation	Depreciation

Bank of New York (The)
Euro (EUR)	Sell	42 EUR	7/1/11	$61,492	$—	$588
Citigroup
British Pound Sterling (GBP)	Sell	19 GBP	7/1/11	30,189	—	108
Deutsche Bank Capital Corp.
Danish Krone (DKK)	Sell	524 DKK	7/1/11	101,860	—	963
JP Morgan Chase:
British Pound Sterling (GBP)	Buy	577 GBP	7/1/11	925,788	—	671
Swiss Franc (CHF)	Sell	205 CHF	7/1/11	244,346	2,815	—

					2,815	671

Total unrealized appreciation and depreciation					$2,815	$2,330

See accompanying Notes to Financial Statements.
8 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited

June 30, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $786,151,878)	$1,164,092,167
Affiliated companies (cost $3,678,593)	3,678,593

1,167,770,760
Cash	69,116
Unrealized appreciation on foreign currency exchange contracts	2,815
Receivables and other assets:
Investments sold	19,395,359
Dividends	3,173,597
Shares of beneficial interest sold	21,063
Other	49,716

Total assets	1,190,482,426

Liabilities
Unrealized depreciation on foreign currency exchange contracts	2,330
Payables and other liabilities:
Investments purchased	14,197,494
Shares of beneficial interest redeemed	1,771,169
Shareholder communications	267,447
Distribution and service plan fees	259,167
Transfer and shareholder servicing agent fees	93,910
Trustees’ compensation	40,725
Other	21,022

Total liabilities	16,653,264

Net Assets	$1,173,829,162

Composition of Net Assets
Par value of shares of beneficial interest	$27,759
Additional paid-in capital	1,128,000,393
Accumulated net investment income	2,031,142
Accumulated net realized loss on investments and foreign currency transactions	(334,651,002)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	378,420,870

Net Assets	$1,173,829,162

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $745,669,132 and 17,584,051 shares of beneficial interest outstanding)	$42.41
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $428,160,030 and 10,174,896 shares of beneficial interest outstanding)	$42.08
See accompanying Notes to Financial Statements.
9 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended June 30, 2011

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $266,510)	$8,666,481
Affiliated companies	3,109
Interest	512

Total investment income	8,670,102

Expenses
Management fees	3,971,378
Distribution and service plan fees—Service shares	532,867
Transfer and shareholder servicing agent fees:
Non-Service shares	379,287
Service shares	213,179
Shareholder communications:
Non-Service shares	78,235
Service shares	43,905
Trustees’ compensation	27,755
Custodian fees and expenses	19,418
Administration service fees	750
Other	33,518

Total expenses	5,300,292
Less waivers and reimbursements of expenses	(33,860)

Net expenses	5,266,432

Net Investment Income	3,403,670

Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies	20,587,357
Foreign currency transactions	2,365,897

Net realized gain	22,953,254
Net change in unrealized appreciation/depreciation on:
Investments	32,783,414
Translation of assets and liabilities denominated in foreign currencies	4,320,797

Net change in unrealized appreciation/depreciation	37,104,211

Net Increase in Net Assets Resulting from Operations	$63,461,135

See accompanying Notes to Financial Statements.
10 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2011	December 31,
	(Unaudited)	2010

Operations
Net investment income	$3,403,670	$3,239,641
Net realized gain	22,953,254	159,280,200
Net change in unrealized appreciation/depreciation	37,104,211	(38,941,658)

Net increase in net assets resulting from operations	63,461,135	123,578,183

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(2,685,368)	(1,796,034)
Service shares	(448,818)	—

	(3,134,186)	(1,796,034)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(63,986,593)	(385,079,054)
Service shares	(17,586,595)	(59,987,624)

	(81,573,188)	(445,066,678)

Net Assets
Total decrease	(21,246,239)	(323,284,529)
Beginning of period	1,195,075,401	1,518,359,930

End of period (including accumulated net investment income of $2,031,142 and $1,761,658, respectively)	$1,173,829,162	$1,195,075,401

See accompanying Notes to Financial Statements.
11 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2011				Year Ended December 31,
Non-Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$40.35	$36.94	$25.67	$47.18	$41.43	$38.52

Income (loss) from investment operations:
Net investment income[1]	.14	.11	.09	.10	.07	.07
Net realized and unrealized gain (loss)	2.06	3.36	11.27	(21.55)	5.78	2.98

Total from investment operations	2.20	3.47	11.36	(21.45)	5.85	3.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	(.06)	(.09)	(.06)	(.10)	(.14)

Net asset value, end of period	$42.41	$40.35	$36.94	$25.67	$47.18	$41.43

Total Return, at Net Asset Value[2]	5.47%	9.42%	44.52%	(45.52)%	14.15%	7.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$745,669	$771,086	$1,074,190	$829,931	$1,631,791	$1,598,967

Average net assets (in thousands)	$764,780	$976,242	$927,670	$1,256,525	$1,631,686	$1,615,352

Ratios to average net assets:[3]
Net investment income	0.66%	0.31%	0.29%	0.25%	0.15%	0.17%
Total expenses[4]	0.80%	0.79%	0.78%	0.66%	0.65%	0.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.79%	0.78%	0.66%	0.65%	0.67%

Portfolio turnover rate	13%	58%	46%	67%	59%	47%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	0.80%
Year Ended December 31, 2010	0.79%
Year Ended December 31, 2009	0.78%
Year Ended December 31, 2008	0.66%
Year Ended December 31, 2007	0.65%
Year Ended December 31, 2006	0.67%
See accompanying Notes to Financial Statements.
12 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

	Six Months
	Ended
	June 30, 2011				Year Ended December 31,
Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$39.99	$36.64	$25.42	$46.78	$41.09	$38.23

Income (loss) from investment operations:
Net investment income (loss)[1]	.09	.02	.01	— [2]	(.05)	(.03)
Net realized and unrealized gain (loss)	2.04	3.33	11.21	(21.36)	5.74	2.96

Total from investment operations	2.13	3.35	11.22	(21.36)	5.69	2.93

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	—	— [2]	—	— [2]	(.07)

Net asset value, end of period	$42.08	$39.99	$36.64	$25.42	$46.78	$41.09

Total Return, at Net Asset Value[3]	5.34%	9.15%	44.15%	(45.66)%	13.86%	7.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$428,160	$423,989	$444,170	$313,931	$546,887	$463,140

Average net assets (in thousands)	$429,851	$427,640	$368,634	$454,558	$510,874	$426,539

Ratios to average net assets:[4]
Net investment income (loss)	0.42%	0.06%	0.03%	0.00%[5]	(0.10)%	(0.08)%
Total expenses[6]	1.05%	1.04%	1.04%	0.91%	0.91%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.04%	1.03%	0.91%	0.91%	0.92%

Portfolio turnover rate	13%	58%	46%	67%	59%	47%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Less than 0.005%.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	1.05%
Year Ended December 31, 2010	1.04%
Year Ended December 31, 2009	1.04%
Year Ended December 31, 2008	0.91%
Year Ended December 31, 2007	0.91%
Year Ended December 31, 2006	0.92%
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Capital Appreciation Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation by investing in securities of well-known, established companies. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
14 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income
15 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continue or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2010, the Fund utilized $72,900,879 of capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2010, the Fund had available for federal income tax purpose unused capital loss carryforwards as follows:

Expiring

2011	$23,369,993
2013	34,677,838
2016	113,637,770
2017	180,633,172

Total	$352,318,773

As of June 30, 2011, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $329,365,519 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2011, it is estimated that the Fund will utilize $22,953,254 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$795,299,332

Gross unrealized appreciation	$374,998,853
Gross unrealized depreciation	(2,527,425)

Net unrealized appreciation	$372,471,428

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive
16 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
17 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	608,516	$25,273,104	2,554,247	$93,160,063
Dividends and/or distributions reinvested	63,634	2,685,368	48,307	1,796,034
Redeemed	(2,200,104)	(91,945,065)	(12,572,941)	(480,035,151)

Net decrease	(1,527,954)	$(63,986,593)	(9,970,387)	$(385,079,054)

Service Shares
Sold	497,805	$20,531,367	1,613,467	$57,695,403
Dividends and/or distributions reinvested	10,709	448,818	—	—
Redeemed	(936,221)	(38,566,780)	(3,133,549)	(117,683,027)

Net decrease	(427,707)	$(17,586,595)	(1,520,082)	$(59,987,624)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$160,526,616	$252,069,016
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2011, the Fund paid $609,612 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
18 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $20,477 and $11,771 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $1,612 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
19 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5.	Risk Exposures and the Use of Derivative Instruments Continue
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 30, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $2,815, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of June 30, 2011 are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives Not
Accounted for as	Statement of Assets		Statement of Assets
Hedging Instruments	and Liabilities Location	Value	and Liabilities Location	Value

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$2,815	Unrealized depreciation on foreign currency exchange contracts	$2,330
20 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as
Hedging Instruments	Foreign currency transactions

Foreign exchange contracts	$10,229
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as	Translation of assets and liabilities
Hedging Instruments	denominated in foreign currencies

Foreign exchange contracts	$1,841
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     During the six months ended June 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $410,929 and $605,165, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
21 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
6. Pending Litigation Continue
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
22 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
23 | OPPENHEIMER CAPITAL APPRECIATION FUND/ VA

OPPENHEIMER CAPITAL APPRECIATION FUND / VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Julie Van Cleave, Vice President and Portfolio Manager
Arthur S. Gabinet, Secretary
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered	KPMG llp
Public Accounting Firm

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2011 OppenheimerFunds, Inc. All rights reserved.

June 30, 2011

Oppenheimer

Core Bond Fund/VA

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Fund Allocations

Financial Statements

OppenheimerFunds®

The Right Way to Invest

OPPENHEIMER CORE BOND FUND/VA
Portfolio Managers: Krishna Memani and Peter A. Strzalkowski
Cumulative Total Returns
For the 6-Month Period Ended 6/30/11

Non-Service Shares	3.87%
Service Shares	3.77
Average Annual Total Returns
For the Periods Ended 6/30/11

	1-Year	5-Year	10-Year

Non-Service Shares	8.06%	-3.11%	0.92%

			Since
			Inception
	1-Year	5-Year	(5/1/02)

Service Shares	7.71%	-3.35%	0.42%
Expense Ratios
For the Fiscal Year Ended 12/31/10

	Gross	Net
	Expense	Expense
	Ratios	Ratios

Non-Service Shares	0.80%	0.71%
Service Shares	1.05	0.96
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. Expense ratios are as stated in the Fund’s prospectus, current as of the date of this report.
Corporate Bonds & Notes—Top Ten Industries

Insurance	3.6%
Commercial Banks	3.2
Capital Markets	3.0
Oil, Gas & Consumable Fuels	2.8
Diversified Financial Services	2.4
Media	2.0
Electric Utilities	1.9
Diversified Telecommunication Services	1.4
Energy Equipment & Services	0.9
Real Estate Investment Trusts	0.9
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on net assets.
Credit Allocation

Credit Rating Breakdown	NRSRO Only Total

Agency	43.0%
AAA	25.5
AA	1.3
A	8.3
BBB	15.5
BB	3.1
B	0.5
CCC	2.6
CC	0.1
Other Securities	0.1

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of June 30, 2011, and are subject to change. Except for securities labeled “Agency” and except for certain securities issued or guaranteed by a foreign sovereign or supranational entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign or supranational entity are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign or supranational entity. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.
2 | OPPENHEIMER CORE BOND FUND/VA

FUND PERFORMANCE DISCUSSION
During the reporting period, the Fund’s Non-Service Shares returned 3.87%, outperforming the Barclays Capital U.S. Aggregate Bond Index (the “Index”), which returned 2.72%.The Fund also outperformed the Barclays Capital Credit Index and the Citigroup Broad Investment Grade Bond Index, which returned 3.41% and 2.66%, respectively, during the same period.
Economic and Market Overview
At the beginning of the reporting period, encouraging data from the U.S. labor market, including a declining unemployment rate, seemed to indicate that the long-awaited revival of consumer and business confidence was at hand. The global economy also appeared to provide reasons for an upbeat outlook. In Europe, policymakers continued to take measures to contain the sovereign debt problems of peripheral Europe and, in February, strong corporate earnings led to an upward revision of the European Central Bank’s 2011 growth forecast. Fears that had surfaced in 2010 over rising inflationary pressures in the fast-growing emerging markets lessened to a degree as the new year began.
     While the markets generally performed well in the first four months of 2011, a number of dramatic global events created increased market volatility. A wave of political unrest in North Africa and the Middle East sparked worries that disruptions in oil production might derail the global economic recovery. Although energy prices surged higher, investors retained their optimism and riskier assets, such as stocks and higher-yielding fixed-income securities, generally continued to rally. Investors encountered another unexpected shock on March 11, when a catastrophic natural disaster followed by a nuclear crisis hit Japan, one of the world’s largest economies and a key exporter of industrial components to many countries and industries, including U.S. automobile manufacturers. However, the disruptions to the global supply chain proved significantly less severe than originally anticipated and, after a brief pullback, the markets continued to climb higher.
     In April 2011, market concerns resurfaced when Greece again teetered on the brink of defaulting on its sovereign debt, rekindling worries from 2010 that fiscal instability might spread to other parts of Europe. At the same time, a debate regarding government spending and borrowing intensified in the United States, causing a renewed sense of uncertainty among businesses and consumers as the August 2 deadline to raise the U.S. government’s debt ceiling loomed. Additionally, the Fed’s latest round of quantitative easing measures labeled “QE2” officially ended on June 30, further contributing to questions around what the Fed’s next move would be. As a result, by period end, job creation had slowed to a crawl, the unemployment rate moved higher and consumers reined in spending. The U.S. housing market also continued to struggle with foreclosures and depressed prices. Despite the volatility and dramatic headlines, overall the global markets finished the second half of the reporting period in positive territory, reflective of healthy balance sheets of many multinational corporations, continued growth in developing markets and the ongoing economic recoveries in the U.S., Canada and in much of Western Europe.
Fund Review
The Fund outperformed the Index in a number of areas for the period, including mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). The Fund’s exposure to MBS included MBS guaranteed by government-sponsored enterprises, commonly referred to as agency MBS, as well as a smaller allocation to MBS originated by private entities, also known as non-agency MBS. With respect to investment grade corporate securities, the Fund maintained an overweight to financials and a tilt towards lower rated, investment grade corporate debt, especially BBB-rated securities. This positioning also contributed to results overall for the period. These areas of the market performed particularly well over the first half of the period, when riskier asset classes continued to rally and outperformed historically defensive securities, such as U.S. Treasuries.
     Over the second half of the period, the markets witnessed increased volatility and investors became more risk averse. As a result, the Fund’s exposure to MBS, CMBS, ABS and higher yielding investments did not perform as well over the second half, although these areas still finished in the positive for the overall period. The Fund’s underweight in U.S. Treasuries also detracted from performance over the second half of the period.
3 | OPPENHEIMER CORE BOND FUND/VA

FUND PERFORMANCE DISCUSSION
Outlook
Easing in oil prices will benefit many producers and consumers globally, and we expect lower prices at the pump to bolster the U.S. consumer in particular. Absent renewed commodity price shocks, we expect the domestic economic expansion to continue. Yet the growth in employment in the U.S. remains sluggish and the domestic housing market is stubbornly weak. Such a backdrop contributes to a frustratingly slow consumer recovery as the U.S. gradually unwinds the debt-fueled excesses of the past.
     Nevertheless, we believe key indicators seem to point to a rebound in the U.S., despite the market turbulence in the second half of the reporting period. Corporate profitability continues to advance while defaults for non-investment grade issues remain low. While QE2 has ended, the Fed remains accommodative. We do not expect the Federal Open Market Committee (FOMC) to enact tightening measures in 2011. Consequently, we expect to maintain significant allocations to domestic higher yielding debt, ABS, MBS and CMBS and maintain an underweight to low yielding U.S. Treasuries.
     Please remember that bonds are exposed to credit and interest rate risks (when interest rates rise, bond/fund prices generally fall). The Fund may invest in below-investment-grade (“junk”) bonds, which are more at risk of default and are subject to liquidity risk. Mortgage-related securities have greater potential for loss when interest rates rise. The Fund also invests in derivative instruments, investments whose values depend on the performance of an underlying security, asset, interest rate or currency and entail potentially higher volatility and risk of loss compared to traditional stock or bond investments. See the prospectus for more information on the risks associated with investing in the Fund.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER CORE BOND FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2011	June 30, 2011	June 30, 2011

Actual
Non-Service shares	$1,000.00	$1,038.70	$3.80
Service shares	1,000.00	1,037.70	5.06

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.08	3.77
Service shares	1,000.00	1,019.84	5.02
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2011 are as follows:

Class	Expense Ratios

Non-Service shares	0.75%
Service shares	1.00
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS June 30, 2011 / Unaudited

	Principal
	Amount	Value

Asset-Backed Securities—10.2%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/13[1]	$235,000	$236,103
Ally Auto Receivables Trust 2010-4, Automobile Receivables Nts., Series 2010-4, Cl. A3, 0.91%, 11/17/14	280,000	280,488
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/15[1]	660,000	679,206
AmeriCredit Automobile Receivables Trust 2009-1, Automobile Receivables-Backed Nts., Series 2009-1, Cl. A3, 3.04%, 10/15/13	27,764	28,092
AmeriCredit Automobile Receivables Trust 2010-3, Automobile Receivables-Backed Nts., Series 2010-3, Cl. A2, 0.77%, 12/9/13	403,892	404,291
AmeriCredit Automobile Receivables Trust 2010-4, Automobile Receivables-Backed Nts., Series 2010-4, Cl. D, 4.20%, 11/8/16	755,000	783,193
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	120,000	120,726
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.:
Series 2011-2, Cl. A3, 1.61%, 10/8/15	140,000	141,152
Series 2011-2, Cl. D, 4%, 5/8/17	235,000	234,080
AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile Receivables Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13	20,398	20,400
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	116,821	117,112
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 0.286%, 9/25/36[2]	20,256	6,609
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.296%, 7/25/36[2]	411,539	389,288
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[1]	116,492	123,880
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	310,000	330,493
Citibank Omni Master Trust, Credit Card Receivables:
Series 2009-A12, Cl. A12, 3.35%, 8/15/16[1]	445,000	455,710
Series 2009-A13, Cl. A13, 5.35%, 8/15/18[1]	420,000	459,569
Series 2009-A17, Cl. A17, 4.90%, 11/15/18[1]	420,000	454,875
Series 2009-A8, Cl. A8, 2.287%, 5/16/16[1,2]	620,000	627,600
CNH Wholesale Master Note Trust 2011-1, Equipment Nts., Series 2011-1, Cl. 1A, 0.987%, 1/20/41[2]	465,000	467,169
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.926%, 2/25/33[2]	15,723	15,067
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36	482,659	393,756
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36	264,520	226,120
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.306%, 6/25/47[2]	40,000	35,610
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	400,000	404,226
DT Auto Owner Trust 2009-1, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15[1]	415,254	419,261
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[1]	570,000	572,832
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/13[1]	134,000	134,273
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.296%, 6/25/36[2]	1,617	1,612
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	461,244	461,729
Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series 2010-B, Cl. A2, 0.75%, 10/15/12[1]	505,000	505,299
Ford Credit Auto Owner Trust, Automobile Receivable Nts., Series 2010-A, Cl. A4, 2.15%, 6/15/15	670,000	685,665
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.737%, 9/15/14[2]	470,000	476,502
6 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

Asset-Backed Securities Continued
Ford Credit Floorplan Master OwnerTrust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 1.837%, 12/15/14[1,2]	$490,000	$499,316
Ford Credit Floorplan Master Owner Trust 2011-1, Asset-Backed Nts., Series 2011-1, Cl. A1, 2.12%, 2/15/16	490,000	497,370
GE Dealer Floorplan Master Note Trust, Asset-Backed Securities, Series 2009-2A, Cl. A, 1.736%, 10/20/14[1,2]	460,000	466,923
GMAC Mortgage Servicer Advance Funding Ltd., Asset-Backed Nts., Series 2011-1A, Cl. A, 3.72%, 2/15/23[1]	445,000	449,430
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[1]	495,000	505,262
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.446%, 1/20/35[2]	422,462	397,903
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.296%, 3/20/36[2]	2,774	2,769
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.286%, 8/25/36[2]	65,291	22,191
Navistar Financial Dealer Note Master Owner Trust, Asset-Backed Nts., Series 2010-1, Cl. A, 1.836%, 1/26/15[1,2]	790,000	795,055
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[3,4]	3,370,016	286,451
Nissan Auto Lease Trust 2010-B, Automobile Asset-Backed Nts., Series 2010-B, Cl. A3, 1.12%, 12/15/13	440,000	442,221
Nissan Master Owner Trust, Automobile Receivable Nts., Series 2010-AA, Cl. A, 1.337%, 1/15/15[1,2]	485,000	490,407
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.286%, 9/25/36[2]	2,484	2,475
Santander Drive Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13	348,239	348,608
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	485,000	485,753
Santander Drive Auto Receivables Trust 2010-A, Automobile Receivables Nts., Series 2010-A, Cl. A2, 1.37%, 8/15/13[1]	425,632	426,852
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	465,000	462,293
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[4]	558,445	559,143
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[1]	395,000	394,645
Volkswagen Auto Lease Trust 2010-A, Automobile Receivable Nts., Series 2010-A, Cl. A3, 0.99%, 11/20/13	440,000	441,130
Westlake Automobile Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/14[1]	205,000	205,211
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2009-A, Cl. A, 4.60%, 9/15/15	340,000	344,773

Total Asset-Backed Securities (Cost $22,250,711)		19,218,169

Mortgage-Backed Obligations—67.4%
Government Agency—54.9%
FHLMC/FNMA/FHLB/Sponsored—54.6%
Federal Home Loan Mortgage Corp.:
5%, 12/15/34-6/1/40	86,474	92,382
5.50%, 9/1/39	1,428,494	1,544,833
6%, 5/15/18-10/15/29	2,913,635	3,218,127
6.50%, 4/15/18-4/1/34	658,674	736,041
7%, 8/15/16-10/1/37	815,677	939,166
8%, 4/1/16	202,995	224,279
9%, 8/1/22-5/1/25	70,333	80,562
10.50%, 11/14/20	2,808	3,238
7 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	$16,490	$19,020
Series 1674, Cl. Z, 6.75%, 2/15/24	53,872	60,750
Series 2006-11, Cl. PS, 23.885%, 3/25/36[2]	433,865	573,380
Series 2034, Cl. Z, 6.50%, 2/15/28	5,926	6,894
Series 2042, Cl. N, 6.50%, 3/15/28	18,730	21,918
Series 2043, Cl. ZP, 6.50%, 4/15/28	703,274	799,548
Series 2046, Cl. G, 6.50%, 4/15/28	52,381	55,955
Series 2053, Cl. Z, 6.50%, 4/15/28	7,313	8,402
Series 2066, Cl. Z, 6.50%, 6/15/28	911,278	1,033,942
Series 2195, Cl. LH, 6.50%, 10/15/29	622,984	721,419
Series 2220, Cl. PD, 8%, 3/15/30	2,892	3,435
Series 2326, Cl. ZP, 6.50%, 6/15/31	184,258	215,644
Series 2461, Cl. PZ, 6.50%, 6/15/32	846,108	959,315
Series 2470, Cl. LF, 1.187%, 2/15/32[2]	7,799	7,915
Series 2500, Cl. FD, 0.687%, 3/15/32[2]	163,171	164,009
Series 2526, Cl. FE, 0.587%, 6/15/29[2]	238,778	239,630
Series 2538, Cl. F, 0.787%, 12/15/32[2]	1,014,618	1,023,607
Series 2551, Cl. FD, 0.587%, 1/15/33[2]	160,105	160,792
Series 2638, Cl. KG, 4%, 11/1/27	15,158	15,158
Series 2663, Cl. BA, 4%, 8/1/16	219,566	222,113
Series 2686, Cl. CD, 4.50%, 2/1/17	132,713	133,848
Series 2907, Cl. GC, 5%, 6/1/27	113,744	114,371
Series 2929, Cl. PC, 5%, 1/1/28	68,642	68,840
Series 2936, Cl. PE, 5%, 2/1/35	69,000	73,619
Series 2952, Cl. GJ, 4.50%, 12/1/28	32,466	32,584
Series 3019, Cl. MD, 4.75%, 1/1/31	305,446	311,320
Series 3025, Cl. SJ, 24.064%, 8/15/35[2]	84,853	111,115
Series 3094, Cl. HS, 23.698%, 6/15/34[2]	244,248	312,918
Series 3242, Cl. QA, 5.50%, 3/1/30	214,164	217,882
Series 3848, Cl. WL, 4%, 4/1/40	68,897	72,974
Series R001, Cl. AE, 4.375%, 4/1/15	99,672	100,702
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205, Cl. IO, 14.077%, 9/1/29[5]	20,895	4,370
Series 206, Cl. IO, 0%, 12/1/29[5,6]	264,482	56,308
Series 2074, Cl. S, 68.723%, 7/17/28[5]	4,568	956
Series 2079, Cl. S, 81.987%, 7/17/28[5]	7,767	1,630
Series 2130, Cl. SC, 53.448%, 3/15/29[5]	303,065	57,748
Series 243, Cl. 6, 1.759%, 12/15/32[5]	304,484	59,882
Series 2526, Cl. SE, 42.323%, 6/15/29[5]	10,784	2,162
Series 2527, Cl. SG, 46.858%, 2/15/32[5]	396,024	16,661
Series 2531, Cl. ST, 24.987%, 2/15/30[5]	164,809	7,172
Series 2796, Cl. SD, 69.123%, 7/15/26[5]	494,748	90,434
Series 2802, Cl. AS, 71.799%, 4/15/33[5]	306,251	29,298
Series 2819, Cl. S, 56.279%, 6/15/34[5]	98,591	16,635
Series 2920, Cl. S, 68.216%, 1/15/35[5]	1,801,963	290,617
Series 3004, Cl. SB, 99.999%, 7/15/35[5]	105,464	17,133
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	276,634	39,297
Series 3451, Cl. SB, 29.003%, 5/15/38[5]	319,743	41,925
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.604%, 6/1/26[7]	115,900	100,477
Federal National Mortgage Assn.:
3.141%, 10/1/36[2]	202,779	213,512
4%, 7/1/26[8]	490,000	510,519
4.50%, 7/1/26-7/1/41[8]	16,520,000	17,185,143
5%, 2/25/22-7/25/22	18,556	19,963
5%, 8/1/41[8]	16,823,000	17,829,756
5.50%, 7/1/26-7/1/41[8]	10,746,000	11,622,044
6%, 7/1/41[8]	5,105,000	5,608,322
6.50%, 5/25/17-1/1/34	1,241,984	1,356,490
6.50%, 8/1/41[8]	2,816,000	3,180,762
7%, 11/1/17-7/25/35	585,298	639,435
7.50%, 1/1/33	12,274	14,390
8.50%, 7/1/32	21,138	24,235
Federal National Mortgage Assn:
15 yr., 3.50%, 6/1/26[8]	5,355,000	5,453,735
30 yr., 4%, 8/1/41[8]	6,930,000	6,911,594
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1989-17, Cl. E, 10.40%, 4/25/19	13,693	15,989
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	624,346	699,000
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	516,734	572,203
Trust 1998-61, Cl. PL, 6%, 11/25/28	262,388	293,100
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	417,477	473,319
Trust 2001-44, Cl. QC, 6%, 9/25/16	24,249	26,100
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	31,332	36,129
Trust 2001-74, Cl. QE, 6%, 12/25/31	754,140	843,499
Trust 2002-12, Cl. PG, 6%, 3/25/17	12,540	13,556
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	3,964,000	4,398,456
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,748,802	1,869,136
Trust 2004-81, Cl. KC, 4.50%, 4/1/17	100,749	101,400
Trust 2004-9, Cl. AB, 4%, 7/1/17	445,851	455,174
Trust 2005-12, Cl. JC, 5%, 6/1/28	313,940	318,149
Trust 2005-22, Cl. EC, 5%, 10/1/28	127,633	129,511
Trust 2005-30, Cl. CU, 5%, 4/1/29	131,403	134,044
Trust 2006-110, Cl. PW, 5.50%, 5/25/28	19,023	19,127
Trust 2006-46, Cl. SW, 23.518%, 6/25/36[2]	331,552	425,040
Trust 2006-50, Cl. KS, 23.519%, 6/25/36[2]	500,306	638,691
Trust 2009-36, Cl. FA, 1.126%, 6/25/37[2]	631,144	637,413
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 53.201%, 11/18/31[5]	30,402	5,281
Trust 2001-63, Cl. SD, 47.082%, 12/18/31[5]	9,486	1,625
Trust 2001-65, Cl. S, 51.585%, 11/25/31[5]	762,781	133,757
Trust 2001-68, Cl. SC, 36.059%, 11/25/31[5]	6,190	1,062
8 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2001-81, Cl. S, 41.25%, 1/25/32[5]	$204,987	$38,431
Trust 2002-28, Cl. SA, 45.517%, 4/25/32[5]	5,443	874
Trust 2002-38, Cl. SO, 64.516%, 4/25/32[5]	13,444	2,059
Trust 2002-39, Cl. SD, 51.824%, 3/18/32[5]	8,889	1,769
Trust 2002-47, Cl. NS, 41.212%, 4/25/32[5]	541,656	104,107
Trust 2002-48, Cl. S, 42.154%, 7/25/32[5]	9,031	1,722
Trust 2002-51, Cl. S, 41.49%, 8/25/32[5]	497,242	96,053
Trust 2002-52, Cl. SD, 49.166%, 9/25/32[5]	625,644	124,632
Trust 2002-52, Cl. SL, 43.536%, 9/25/32[5]	5,626	1,071
Trust 2002-53, Cl. SK, 49.975%, 4/25/32[5]	30,972	6,244
Trust 2002-56, Cl. SN, 44.532%, 7/25/32[5]	12,314	2,347
Trust 2002-60, Cl. SM, 50.528%, 8/25/32[5]	101,829	13,645
Trust 2002-7, Cl. SK, 50.374%, 1/25/32[5]	47,388	9,780
Trust 2002-77, Cl. BS, 44.259%, 12/18/32[5]	62,200	11,703
Trust 2002-77, Cl. IS, 58.292%, 12/18/32[5]	22,904	4,581
Trust 2002-77, Cl. JS, 41.329%, 12/18/32[5]	102,264	18,655
Trust 2002-77, Cl. SA, 43.003%, 12/18/32[5]	97,376	17,576
Trust 2002-77, Cl. SH, 50.909%, 12/18/32[5]	272,233	54,492
Trust 2002-84, Cl. SA, 52.326%, 12/25/32[5]	681,444	127,451
Trust 2002-9, Cl. MS, 40.608%, 3/25/32[5]	10,242	1,999
Trust 2002-90, Cl. SN, 52.093%, 8/25/32[5]	52,386	7,337
Trust 2002-90, Cl. SY, 55.464%, 9/25/32[5]	34,105	4,943
Trust 2003-26, Cl. DI, 17.722%, 4/25/33[5]	22,470	4,611
Trust 2003-33, Cl. SP, 52.473%, 5/25/33[5]	740,585	126,794
Trust 2003-4, Cl. S, 48.629%, 2/25/33[5]	473,951	88,947
Trust 2003-89, Cl. XS, 92.243%, 11/25/32[5]	362,430	27,533
Trust 2004-54, Cl. DS, 59.625%, 11/25/30[5]	446,903	67,049
Trust 2005-14, Cl. SE, 48.231%, 3/25/35[5]	355,015	44,910
Trust 2005-40, Cl. SA, 70.985%, 5/25/35[5]	1,003,955	169,164
Trust 2005-40, Cl. SB, 83.913%, 5/25/35[5]	47,835	9,592
Trust 2005-71, Cl. SA, 66.139%, 8/25/25[5]	1,205,210	173,532
Trust 2005-93, Cl. SI, 23.446%, 10/25/35[5]	951,709	150,219
Trust 2006-129, Cl. SM, 22.616%, 1/25/37[5]	414,037	67,113
Trust 2006-60, Cl. DI, 48.347%, 4/25/35[5]	250,080	35,065
Trust 2008-55, Cl. SA, 26.501%, 7/25/38[5]	168,105	16,479
Trust 2008-67, Cl. KS, 50.659%, 8/25/34[5]	2,262,871	220,491
Trust 221, Cl. 2, 40.335%, 5/1/23[5]	7,905	1,494
Trust 222, Cl. 2, 29.021%, 6/1/23[5]	892,656	168,846
Trust 252, Cl. 2, 39.21%, 11/1/23[5]	773,226	145,864
Trust 294, Cl. 2, 18.526%, 2/1/28[5]	84,674	16,262
Trust 301, Cl. 2, 6.472%, 4/1/29[5]	9,669	2,194
Trust 303, Cl. IO, 9.587%, 11/1/29[5]	132,725	32,433
Trust 320, Cl. 2, 15.895%, 4/1/32[5]	605,574	138,105
Trust 321, Cl. 2, 5.484%, 4/1/32[5]	1,869,547	444,192
Trust 324, Cl. 2, 4.838%, 7/1/32[5]	19,687	4,829
Trust 331, Cl. 5, 0.43%, 2/1/33[5]	26,714	5,016
Trust 331, Cl. 9, 14.549%, 2/1/33[5]	494,088	104,456
Trust 334, Cl. 12, 22.292%, 2/1/33[5]	47,342	8,765
Trust 334, Cl. 17, 22.381%, 2/1/33[5]	343,671	80,363
Trust 339, Cl. 12, 1.706%, 7/1/33[5]	661,253	118,396
Trust 339, Cl. 7, 24.773%, 7/1/33[5]	1,582,718	264,124
Trust 343, Cl. 13, 5.748%, 9/1/33[5]	613,134	108,060
Trust 343, Cl. 18, 2.98%, 5/1/34[5]	174,723	34,212
Trust 345, Cl. 9, 49.65%, 1/1/34[5]	741,884	155,609
Trust 351, Cl. 10, 0.718%, 4/1/34[5]	239,126	40,327
Trust 351, Cl. 8, 6.703%, 4/1/34[5]	373,727	62,886
Trust 356, Cl. 10, 19.822%, 6/1/35[5]	307,826	51,855
Trust 356, Cl. 12, 22.326%, 2/1/35[5]	153,677	25,684
Trust 362, Cl. 13, 1.357%, 8/1/35[5]	552,465	94,342
Trust 364, Cl. 15, 4.905%, 9/1/35[5]	33,564	5,671
Trust 364, Cl. 16, 14.676%, 9/1/35[5]	650,334	123,023
Trust 365, Cl. 16, 2.969%, 3/1/36[5]	1,000,845	177,591
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 3.901%, 9/25/23[7]	275,659	241,833

		102,854,415

GNMA/Guaranteed—0.3%
Government National Mortgage Assn.:
7%, 12/29/23-3/15/26	29,032	33,749
8.50%, 8/1/17-12/15/17	103,295	117,129
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	79,081	96,472
Series 2000-7, Cl. Z, 8%, 1/16/30	33,248	38,320
9 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

GNMA/Guaranteed Continued
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 69.943%, 7/16/28[5]	$16,489	$3,503
Series 2001-21, Cl. SB, 88.38%, 1/16/27[5]	592,093	110,855
Series 2002-15, Cl. SM, 79.684%, 2/16/32[5]	622,124	121,048
Series 2004-11, Cl. SM, 75.702%, 1/17/30[5]	481,856	108,835
Series 2007-17, Cl. AI, 21.74%, 4/16/37[5]	183,866	32,202

		662,113

Non-Agency—12.5%
Commercial—8.8%
Asset Securitization Corp., Commercial Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.046%, 4/14/29[5]	7,549,705	203,313
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. A4, 5.451%, 1/1/49	710,000	768,839
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/22/24[1,5,6]	3,508,420	163,718
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[1]	146,162	146,602
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	72,012	67,100
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	345,208	285,763
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	380,000	388,191
Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	875,000	929,670
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[1]	587,590	592,362
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.843%, 9/1/20[1,5]	4,731,994	393,140
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	531,049	518,801
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	208,639	144,825
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 5.925%, 11/1/37[2]	411,755	303,737
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2005-GG5, Commercial Mtg. Pass-Through Certificates, Series 2005-GG5, Cl. AM, 5.277%, 4/1/37	115,000	111,378
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	965,000	1,037,034
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	387,911	394,519
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	450,107	449,588
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.726%, 5/25/35[2]	589,042	446,900
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 5.181%, 11/1/35[2]	698,723	517,583
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2011-C3, Cl. A1, 1.875%, 2/1/46[1]	429,187	432,624
Series 2010-C2, Cl. A2, 3.616%, 11/1/43[1]	710,000	694,726
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[4]	1,395,000	1,404,253
10 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

Commercial Continued
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7, Commercial Mtg. Pass-Through Certificates, Series 2006-LDP7, 5.87%, 4/1/45[2]	$590,000	$612,362
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.932%, 2/1/49[2]	115,000	111,751
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	688,431	547,757
LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mtg. Pass-Through Certificates, Series 2006-C3, Cl. AM, 5.712%, 3/11/39	85,000	84,823
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0%, 2/18/30[5,6]	3,359,557	67,923
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[1]	147,402	112,978
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	969,497	993,173
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 5.456%, 7/12/46	1,000,000	994,754
Morgan Stanley Capital I Trust 2007-IQ16, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ16, Cl. AM, 6.313%, 12/1/49[2]	410,000	406,268
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1999-C1, Cl. X, 0%, 5/18/32[5,6]	43,840,639	135,525
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 5.244%, 7/1/37[2]	603,994	402,446
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46	520,000	562,049
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.665%, 12/1/35[2]	386,997	333,192
Wells Fargo Commercial Mortgage Trust 2010-C1, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.349%, 11/1/43[1]	370,720	372,452
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.088%, 11/1/37[2]	500,325	408,187

		16,540,306

Multifamily—0.8%
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.688%, 6/1/36[2]	448,218	393,046
GE Capital Commercial Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series 2001-3, Cl. A2, 6.07%, 6/1/38	497,146	499,951
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.557%, 5/1/37[2]	170,994	148,614
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.819%, 3/25/36[2]	531,163	449,731

		1,491,342

Other—0.0%
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, 37.58%, 10/23/17[5]	720	81
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. A, 4.062%, 10/23/17[7]	1,066	1,047

		1,128

Residential—2.9%
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.58%, 5/1/36[2]	155,000	141,932
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	243,637	214,541
CHL Mortgage Pass-Through Trust 2005-30, Mtg. Pass-Through Certificates, Series 2005-30, Cl. A5, 5.50%, 1/1/36	410,001	393,581
CHL Mortgage Pass-Through Trust 2005-HYB7, Mtg. Pass-Through Certificates, Series 2005-HYB7, Cl. 6A1, 5.383%, 11/1/35[2]	571,584	424,479
11 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Residential Continued
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	$37,622	$37,386
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	393,806	305,762
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	486,172	467,463
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	536,993	475,247
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 4.946%, 10/25/36[2]	48,808	45,486
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	266,141	272,078
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	58,201	35,248
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	2,040	1,235
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	25,710	16,021
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	164,797	135,177
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 3A1, 2.542%, 5/1/34[2]	248,281	225,342
Thornburg Mortgage Securities Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A2, 0.336%, 11/25/46[2]	455,273	448,861
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 4A1, 2.671%, 2/1/37[2]	63,095	48,440
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.684%, 5/1/37[2]	911,916	799,680
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	379,681	323,717
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.874%, 9/1/34[2]	251,733	250,559
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.693%, 10/1/36[2]	435,556	385,318

		5,447,553

Total Mortgage-Backed Obligations (Cost $124,555,005)		126,996,857

U.S. Government Obligations—1.6%
Federal Home Loan Mortgage Corp. Nts.:
1.75%, 9/10/15	190,000	190,905
2.50%, 5/27/16	255,000	261,703
5%, 2/16/17	295,000	337,026
5.25%, 4/18/16	515,000	593,529
5.50%, 7/18/16	295,000	343,184
Federal National Mortgage Assn. Nts.:
2.375%, 4/11/16[9]	485,000	495,430
4.875%, 12/15/16[9]	415,000	471,197
5%, 3/15/16	320,000	364,908

Total U.S. Government Obligations (Cost $2,975,966)		3,057,882

Corporate Bonds and Notes—33.0%
Consumer Discretionary—4.4%
Diversified Consumer Services—0.3%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	475,000	511,813
Hotels, Restaurants & Leisure—0.7%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[1]	725,000	762,662
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	526,000	591,493

		1,354,155

Household Durables—0.8%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	370,000	411,493
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	429,000	459,310
Whirlpool Corp.:
5.50% Sr. Unsec. Unsub. Nts., 3/1/13	152,000	161,172
8% Sr. Unsec. Nts., 5/1/12	380,000	401,549

		1,433,524
12 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

Leisure Equipment & Products—0.2%
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13	$395,000	$422,588
Media—2.0%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	292,000	406,713
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	359,000	384,617
Historic TW, Inc., 9.125% Debs., 1/15/13	149,000	165,752
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	150,000	166,875
10% Sr. Unsec. Nts., 7/15/17	528,000	627,000
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	438,000	508,080
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	257,000	329,405
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	270,000	323,082
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21[1]	230,000	245,225
6.50% Sr. Sec. Nts., 1/15/18	555,000	611,194

		3,767,943

Multiline Retail—0.2%
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	460,000	451,654
Specialty Retail—0.2%
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	457,000	457,000
Consumer Staples—1.8%
Food & Staples Retailing—0.1%
Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	271,000	280,613
Food Products—0.8%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	210,000	226,484
8.50% Sr. Unsec. Nts., 6/15/19	200,000	244,059
Kraft Foods, Inc., 6% Sr. Unsec. Nts., 2/11/13	410,000	442,193
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	470,000	500,550

		1,413,286

Household Products—0.2%
Energizer Holdings, Inc., 4.70% Sr. Nts., 5/19/21[1]	463,000	457,864
Tobacco—0.7%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	337,000	484,758
Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts., 5/1/40	270,000	297,864
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	408,000	451,186

		1,233,808

Energy—3.7%
Energy Equipment & Services—0.9%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	604,000	610,906
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	400,000	428,245
Weatherford International Ltd., 6.50% Sr. Unsec. Bonds, 8/1/36	308,000	318,701
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	318,000	325,064

		1,682,916

Oil, Gas & Consumable Fuels—2.8%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	282,000	286,768
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	445,000	478,375
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	644,000	723,707
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[1]	455,000	473,306
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	757,000	810,633
Kinder Morgan Energy Partners LP, 6.50% Sr. Unsec. Unsub. Nts., 9/1/39	217,000	226,070
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	466,000	466,304
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	404,000	440,360
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[1]	270,000	296,676
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[1]	764,000	775,568
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/21[1]	314,000	308,569

		5,286,336

Financials—13.7%
Capital Markets—3.0%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[1]	800,000	861,380
Credit Suisse Guernsey Ltd., 5.86% Jr. Sub. Perpetual Nts.[10]	642,000	616,641
13 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Capital Markets Continued
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	$515,000	$488,433
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[1]	598,000	602,314
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20[1]	178,000	180,374
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	1,205,000	1,278,242
Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	433,000	438,753
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	475,000	485,934
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	181,000	184,172
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[10]	620,000	613,800

		5,750,043

Commercial Banks—3.2%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[1]	507,000	514,892
BNP Paribas SA, 5.186% Sub. Perpetual Nts.[1,10]	515,000	476,633
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	845,000	836,550
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[2]	1,270,000	1,206,500
Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	472,000	532,782
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]	493,000	465,541
Standard Chartered plc, 6.409% Cv. Jr. Unsec. Sub. Bonds, 1/29/49[1]	700,000	667,145
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	677,000	734,545
Zions Bancorp., 7.75% Sr. Unsec. Nts., 9/23/14	581,000	637,295

		6,071,883

Consumer Finance—0.6%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	441,000	471,901
SLM Corp., 6.25% Sr. Nts., 1/25/16	602,000	624,919

		1,096,820

Diversified Financial Services—2.4%
Bank of America Corp., 5.875% Sr. Unsec. Unsub. Nts., 1/5/21	140,000	147,098
Citigroup, Inc., 3.953% Sr. Unsec. Nts., 6/15/16	995,000	1,019,226
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67[1,2]	535,000	474,813
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[10]	535,000	494,875
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	1,430,000	1,541,175
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	709,000	788,301

		4,465,488

Insurance—3.6%
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	368,000	380,458
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	460,000	478,818
Hartford Financial Services Group, Inc. (The), 5.25% Sr. Unsec. Nts., 10/15/11	405,000	409,934
International Lease Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 5/15/16	441,000	434,514
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[1]	620,000	527,368
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21[1]	666,000	631,423
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	945,000	919,013
Prudential Financial, Inc., 3.625% Sr. Unsec. Unsub. Nts., 9/17/12	499,000	512,368
Reinsurance Group of America, Inc., 5% Sr. Unsec. Nts., 6/1/21	655,000	648,814
Swiss Re Capital I LP, 6.854% Perpetual Bonds[1,10]	875,000	845,299
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	463,000	472,325
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[2,4]	454,000	454,000

		6,714,334

Real Estate Investment Trusts—0.9%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub. Nts., 9/15/11	202,000	204,302
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	237,000	244,930
CommonWealth REIT, 6.95% Sr. Unsec. Nts., 4/1/12	103,000	106,396
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	180,000	183,806
14 | OPPENHEIMER CORE BOND FUND/VA

	Principal
	Amount	Value

Real Estate Investment Trusts Continued
Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts., 3/1/12	$470,000	$478,074
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/12[1]	439,000	461,380

		1,678,888

Health Care—0.7%
Biotechnology—0.1%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	291,000	286,050
Health Care Providers & Services—0.3%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	237,000	254,067
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	285,000	283,246

		537,313

Pharmaceuticals—0.3%
Mylan, Inc., 6% Sr. Nts., 11/15/18[1]	495,000	505,519
Industrials—1.6%
Aerospace & Defense—0.5%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	477,000	488,925
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	420,000	459,375

		948,300

Commercial Services & Supplies—0.4%
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	473,000	517,344
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts., 8/15/11	295,000	296,718

		814,062

Industrial Conglomerates—0.7%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12	460,000	476,308
5.25% Sr. Unsec. Nts., 10/19/12	28,000	29,524
6.375% Unsec. Sub. Bonds, 11/15/67	833,000	856,949

		1,362,781

Information Technology—1.8%
Communications Equipment—0.6%
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	505,000	532,670
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	179,000	184,984
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11	450,000	459,981

		1,177,635

Electronic Equipment & Instruments—0.5%
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	875,000	886,969
Office Electronics—0.2%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	435,000	468,453
Semiconductors & Semiconductor Equipment—0.2%
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	306,000	345,968
Software—0.3%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	517,000	497,781
Materials—1.8%
Chemicals—0.8%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	200,000	209,304
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	417,000	424,369
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	440,000	497,200
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	285,000	287,073

		1,417,946

Containers & Packaging—0.2%
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	433,000	468,674
Metals & Mining—0.8%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	698,000	763,439
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	28,000	30,829
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	245,000	266,716
6% Sr. Unsec. Unsub. Nts., 10/15/15	347,000	386,938
7.25% Sr. Unsec. Unsub. Nts., 7/15/12	49,000	51,814

		1,499,736

Telecommunication Services—1.6%
Diversified Telecommunication Services—1.4%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	632,000	671,486
British Telecommunications plc, 9.875% Bonds, 12/15/30	298,000	410,406
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P, 9/15/39	158,000	152,406
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	477,000	521,123
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	447,000	507,345
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	289,000	314,252

		2,577,018
15 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Wireless Telecommunication Services—0.2%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	$337,000	$381,483
Utilities—1.9%
Electric Utilities—1.9%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[1]	428,000	451,263
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	292,000	304,599
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	464,000	474,723
Northeast Utilities Co., 7.25% Sr. Unsec. Nts., 4/1/12	470,000	489,945
Oncor Electric Delivery Co., 7% Debs., 9/1/22	389,000	464,368
PPL WEM Holdings plc, 3.90% Sr. Unsec. Nts., 5/1/16[1]	658,000	675,642
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[1]	510,000	655,978

		3,516,518

Total Corporate Bonds and Notes (Cost $60,076,667)		62,223,162

	Shares

Investment Company—19.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[11,12] (Cost $36,231,519)	36,231,519	36,231,519
Total Investments, at Value (Cost $246,089,868)	131.5%	247,727,589
Liabilities in Excess of Other Assets	(31.5)	(59,287,678)

Net Assets	100.0%	$188,439,911

Footnotes to Statement of Investments

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $24,127,145 or 12.80% of the Fund’s net assets as of June 30, 2011.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

4.	Restricted security. The aggregate value of restricted securities as of June 30, 2011 was $2,703,847, which represents 1.43% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass- Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	$1,377,563	$1,404,253	$26,690
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	3,281,116	286,451	(2,994,665)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	559,237	559,143	(94)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11	458,337	454,000	(4,337)

		$5,676,253	$2,703,847	$(2,972,406)

5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $6,481,665 or 3.44% of the Fund’s net assets as of June 30, 2011.

6.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $343,357 or 0.18% of the Fund’s net assets as of June 30, 2011.

8.	When-issued security or delayed delivery to be delivered and settled after June 30, 2011. See Note 1 of the accompanying Notes.

9.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $701,035. See Note 5 of the accompanying Notes.
16 | OPPENHEIMER CORE BOND FUND/VA

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	June 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	25,899,825	48,370,012	38,038,318	36,231,519

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$36,231,519	$25,790

12.	Rate shown is the 7-day yield as of June 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$19,218,169	$—	$19,218,169
Mortgage-Backed Obligations	—	126,996,857	—	126,996,857
U.S. Government Obligations	—	3,057,882	—	3,057,882
Corporate Bonds and Notes	—	62,223,162	—	62,223,162
Investment Company	36,231,519	—	—	36,231,519

Total Investments, at Value	36,231,519	211,496,070	—	247,727,589
Other Financial Instruments:
Futures margins	56,463	—	—	56,463

Total Assets	$36,287,982	$211,496,070	$—	$247,784,052

Liabilities Table
Other Financial Instruments:
Futures margins	$(78,923)	$—	$—	$(78,923)

Total Liabilities	$(78,923)	$—	$—	$(78,923)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
17 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Futures Contracts as of June 30, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds	Buy	142	9/21/11	$17,470,438	$(246,395)
U.S. Treasury Nts., 2 yr.	Sell	83	9/30/11	18,205,531	(9,669)
U.S. Treasury Nts., 5 yr.	Sell	47	9/30/11	5,602,180	(4,566)
U.S. Treasury Nts., 10 yr.	Sell	75	9/21/11	9,174,609	48,835
U.S. Treasury Ultra Bonds	Buy	6	9/21/11	757,500	(12,833)

					$(224,628)

See accompanying Notes to Financial Statements.
18 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited

June 30, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $209,858,349)	$211,496,070
Affiliated companies (cost $36,231,519)	36,231,519

247,727,589
Cash	8,655
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	43,616,170
Shares of beneficial interest sold	8,342,102
Interest, dividends and principal paydowns	1,227,044
Futures margins	56,463
Other	23,519

Total assets	301,001,542

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	112,042,787
Shares of beneficial interest redeemed	295,807
Futures margins	78,923
Shareholder communications	61,721
Distribution and service plan fees	33,939
Trustees’ compensation	17,899
Transfer and shareholder servicing agent fees	14,999
Other	15,556

Total liabilities	112,561,631

Net Assets	$188,439,911

Composition of Net Assets
Par value of shares of beneficial interest	$25,010
Additional paid-in capital	275,753,056
Accumulated net investment income	4,541,657
Accumulated net realized loss on investments	(93,292,905)
Net unrealized appreciation on investments	1,413,093

Net Assets	$188,439,911

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $126,412,649 and 16,724,430 shares of beneficial interest outstanding)	$7.56
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $62,027,262 and 8,285,242 shares of beneficial interest outstanding)	$7.49
See accompanying Notes to Financial Statements.
19 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended June 30, 2011

Investment Income
Interest	$4,225,822
Fee income on when-issued securities	1,186,550
Dividends from affiliated companies	25,790

Total investment income	5,438,162

Expenses
Management fees	552,132
Distribution and service plan fees—Service shares	68,205
Transfer and shareholder servicing agent fees:
Non-Service shares	64,739
Service shares	27,282
Shareholder communications:
Non-Service shares	21,676
Service shares	9,132
Trustees’ compensation	7,645
Custodian fees and expenses	6,753
Administration service fees	750
Other	22,986

Total expenses	781,300
Less waivers and reimbursements of expenses	(24,052)

Net expenses	757,248

Net Investment Income	4,680,914

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	3,482,922
Closing and expiration of futures contracts	(242,151)

Net realized gain	3,240,771
Net change in unrealized appreciation/depreciation on:
Investments	(702,033)
Futures contracts	(238,850)

Net change in unrealized appreciation/depreciation	(940,883)

Net Increase in Net Assets Resulting from Operations	$6,980,802

See accompanying Notes to Financial Statements.
20 | OPPENHEIMER CORE BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2011	December 31,
	(Unaudited)	2010

Operations
Net investment income	$4,680,914	$10,146,680
Net realized gain	3,240,771	8,147,844
Net change in unrealized appreciation/depreciation	(940,883)	2,718,458

Net increase in net assets resulting from operations	6,980,802	21,012,982

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(7,632,636)	(2,543,053)
Service shares	(3,102,242)	(932,463)

	(10,734,878)	(3,475,516)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(3,472,853)	(17,432,675)
Service shares	6,547,437	(5,299,305)

	3,074,584	(22,731,980)

Net Assets
Total decrease	(679,492)	(5,194,514)
Beginning of period	189,119,403	194,313,917

End of period (including accumulated net investment income of $4,541,657 and $10,595,621, respectively)	$188,439,911	$189,119,403

See accompanying Notes to Financial Statements.
21 | OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2011	Year Ended December 31,
Non-Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$7.73	$7.07	$6.45	$11.06	$11.16	$11.19

Income (loss) from investment operations:
Net investment income[1]	.20	.40	.48	.66	.55	.53
Net realized and unrealized gain (loss)	.09	.40	.14	(4.82)	(.08)	.03

Total from investment operations	.29	.80	.62	(4.16)	.47	.56

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.46)	(.14)	—	(.45)	(.57)	(.59)

Net asset value, end of period	$7.56	$7.73	$7.07	$6.45	$11.06	$11.16

Total Return, at Net Asset Value[2]	3.87%	11.42%	9.61%	(39.05)%	4.39%	5.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$126,413	$132,557	$137,597	$156,339	$325,661	$367,106

Average net assets (in thousands)	$130,518	$136,333	$137,631	$271,355	$345,723	$391,750

Ratios to average net assets:[3]
Net investment income	5.16%	5.32%	7.40%	6.76%	5.07%	4.83%
Total expenses[4]	0.78%	0.79%	0.75%	0.63%	0.68%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.70%	0.61%	0.62%	0.68%	0.77%

Portfolio turnover rate[5]	47%	98%	143%	51%	89%	114%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	0.80%
Year Ended December 31, 2010	0.80%
Year Ended December 31, 2009	0.76%
Year Ended December 31, 2008	0.63%
Year Ended December 31, 2007	0.68%
Year Ended December 31, 2006	0.77%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2011	$501,745,444	$503,794,076
Year Ended December 31, 2010	$775,240,942	$766,486,357
Year Ended December 31, 2009	$977,840,247	$1,009,549,121
Year Ended December 31, 2008	$1,019,711,829	$963,377,934
Year Ended December 31, 2007	$662,784,931	$678,316,693
Year Ended December 31, 2006	$1,168,229,255	$1,270,329,129
See accompanying Notes to Financial Statements.
22 | OPPENHEIMER CORE BOND FUND/VA

	Six Months
	Ended
	June 30, 2011	Year Ended December 31,
Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$7.65	$6.99	$6.41	$10.98	$11.10	$11.15

Income (loss) from investment operations:
Net investment income[1]	.18	.37	.46	.63	.52	.49
Net realized and unrealized gain (loss)	.10	.41	.12	(4.77)	(.08)	.03

Total from investment operations	.28	.78	.58	(4.14)	.44	.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.44)	(.12)	—	(.43)	(.56)	(.57)

Net asset value, end of period	$7.49	$7.65	$6.99	$6.41	$10.98	$11.10

Total Return, at Net Asset Value[2]	3.77%	11.28%	9.05%	(39.07)%	4.09%	4.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,027	$56,562	$56,717	$63,093	$103,542	$41,191

Average net assets (in thousands)	$55,002	$57,313	$52,648	$101,597	$70,116	$21,265

Ratios to average net assets:[3]
Net investment income	4.91%	5.06%	7.16%	6.55%	4.85%	4.56%
Total expenses[4]	1.03%	1.04%	1.01%	0.88%	0.92%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.95%	0.86%	0.87%	0.92%	1.06%

Portfolio turnover rate[5]	47%	98%	143%	51%	89%	114%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	1.05%
Year Ended December 31, 2010	1.05%
Year Ended December 31, 2009	1.02%
Year Ended December 31, 2008	0.88%
Year Ended December 31, 2007	0.92%
Year Ended December 31, 2006	1.06%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2011	$501,745,444	$503,794,076
Year Ended December 31, 2010	$775,240,942	$766,486,357
Year Ended December 31, 2009	$977,840,247	$1,009,549,121
Year Ended December 31, 2008	$1,019,711,829	$963,377,934
Year Ended December 31, 2007	$662,784,931	$678,316,693
Year Ended December 31, 2006	$1,168,229,255	$1,270,329,129
See accompanying Notes to Financial Statements.
23 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Core Bond Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s main investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
24 | OPPENHEIMER CORE BOND FUND/VA

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of June 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$112,042,787
Sold securities	43,616,170
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
25 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2011 is as follows:

Cost	$3,281,116
Market Value	$286,451
Market Value as a % of Net Assets	0.15%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2010, the Fund utilized $8,990,701 of capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2010, the Fund had available for federal income tax purposes post-October losses of $1,043,235 which will expire in 2019 if unutilized and unused capital loss carryforwards as follows:

Expiring

2013	$226,262
2014	6,107,275
2015	1,245,459
2016	12,777,851
2017	75,069,850

Total	$95,426,697

As of June 30, 2011, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $93,229,161 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last
26 | OPPENHEIMER CORE BOND FUND/VA

fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2011, it is estimated that the Fund will utilize $3,240,771 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$246,145,394
Federal tax cost of other investments	(14,529,754)

Total federal tax cost	$231,615,640

Gross unrealized appreciation	$7,040,436
Gross unrealized depreciation	(5,682,869)

Net unrealized appreciation	$1,357,567

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
27 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	870,661	$6,650,303	1,228,005	$9,215,341
Dividends and/or distributions reinvested	1,028,657	7,632,636	357,672	2,543,053
Redeemed	(2,320,696)	(17,755,792)	(3,913,294)	(29,191,069)

Net decrease	(421,378)	$(3,472,853)	(2,327,617)	$(17,432,675)

Service Shares
Sold	1,509,667	$11,314,225	1,784,838	$13,294,523
Dividends and/or distributions reinvested	422,074	3,102,242	132,264	932,463
Redeemed	(1,039,601)	(7,869,030)	(2,632,411)	(19,526,291)

Net increase (decrease)	892,140	$6,547,437	(715,309)	$(5,299,305)

28 | OPPENHEIMER CORE BOND FUND/VA

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$63,350,344	$78,967,495
U.S. government and government agency obligations	1,479,140	1,549,897
To Be Announced (TBA) mortgage-related securities	501,745,444	503,794,076
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1 billion	0.60%
Over $1 billion	0.50
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2011, the Fund paid $93,033 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $7,170 and $3,043 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $13,839 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease,
29 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk
30 | OPPENHEIMER CORE BOND FUND/VA

that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Valuations of derivative instruments as of June 30, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not
Accounted for as	Statement of Assets			Statement of Assets
Hedging Instruments	and Liabilities Location	Value		and Liabilities Location	Value

Interest rate contracts	Futures margins	$56,463	*	Futures margins	$78,923	*

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as	Closing and expiration of
Hedging Instruments	futures contracts

Interest rate contracts	$(242,151)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as	Futures
Hedging Instruments	contracts

Interest rate contracts	$(238,850)
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     During the six months ended June 30, 2011, the Fund had an ending monthly average market value of $14,387,996 and $37,607,794 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
31 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
6. Restricted Securities
As of June 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in
32 | OPPENHEIMER CORE BOND FUND/VA

New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
33 | OPPENHEIMER CORE BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies (“portfolio proxies”) relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Fund’s Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
34 | OPPENHEIMER CORE BOND FUND/VA

OPPENHEIMER CORE BOND FUND/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Krishna Memani, Vice President and Portfolio Manager
Peter A. Strzalkowski, Vice President and Portfolio Manager
Arthur S. Gabinet, Secretary
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

©2011 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER GLOBAL SECURITIES FUND/ VA
Portfolio Manager: Rajeev Bhaman
Cumulative Total Returns
For the 6-Month Period Ended 6/30/11

Non-Service Shares	7.54%
Service Shares	7.41
Class 3 Shares	7.56
Class 4 Shares	7.45
Average Annual Total Returns
For the Periods Ended 6/30/11

	1-Year	5-Year	10-Year

Non-Service Shares	35.10%	4.66%	6.63%

	1-Year	5-Year	10-Year

Service Shares	34.78%	4.40%	6.38%

			Since
			Inception
	1-Year	5-Year	(5/1/03)

Class 3 Shares	35.11%	4.66%	12.16%

			Since
			Inception
	1-Year	5-Year	(5/3/04)

Class 4 Shares	34.79%	4.40%	7.77%
Expense Ratios
For the Fiscal Year Ended 12/31/10

Non-Service Shares	0.76%
Service Shares	1.01
Class 3	0.76
Class 4	1.01
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Expense ratios are as stated in the Fund’s prospectus, current as of the date of this report.
Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total market value of investments.
Top Ten Common Stock Holdings

Telefonaktiebolaget LM Ericsson, B Shares	4.6%
Siemens AG	3.0
eBay, Inc.	2.8
Altera Corp.	2.2
Credit Suisse Group AG	2.0
SAP AG	1.9
Intuit, Inc.	1.8
LVMH Moet Hennessy Louis Vuitton SA	1.8
Tiffany & Co.	1.7
McDonald’s Corp.	1.7
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on net assets.
2 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND PERFORMANCE DISCUSSION
The Fund’s Non-Service Shares produced a return of 7.54% over the first half of 2011, outperforming the MSCI World Index (the “Index”), which rose 5.29%. The Fund outperformed most in the information technology, consumer discretionary, materials and health care sectors and lagged the Index only in the energy sector due to a relative underweight position.
Economic and Market Overview
At the beginning of the reporting period, encouraging data from the U.S. labor market, including a declining unemployment rate, seemed to indicate that the long-awaited revival of consumer and business confidence was at hand. The global economy also appeared to provide reasons for an upbeat outlook. In Europe, policymakers continued to take measures to contain the sovereign debt problems of peripheral Europe and, in February, strong corporate earnings led to an upward revision of the European Central Bank’s 2011 growth forecast. Fears that had surfaced in 2010 over rising inflationary pressures in the fast-growing emerging markets lessened to a degree as the new year began.
     While the markets generally performed well in the first four months of 2011, a number of dramatic global events created increased market volatility. A wave of political unrest in North Africa and the Middle East sparked worries that disruptions in oil production might derail the global economic recovery. Although energy prices surged higher, investors retained their optimism and riskier assets, such as stocks and bonds, generally continued to rally. Investors encountered another unexpected shock on March 11, when a catastrophic natural disaster and subsequent nuclear crisis hit Japan, one of the world’s largest economies and a key exporter of industrial components to many countries and industries, including U.S. automobile manufacturers. However, the disruptions to the global supply chain proved significantly less severe than originally anticipated and, after a brief pullback, the markets continued to climb higher.
     In April 2011, market concerns resurfaced when Greece again teetered on the brink of defaulting on its sovereign debt, rekindling worries from 2010 that fiscal instability might spread to other parts of Europe. At the same time, a debate regarding government spending and borrowing intensified in the United States, causing a renewed sense of uncertainty among businesses and consumers as the August 2 deadline to raise the U.S. government’s debt ceiling loomed. Additionally, the Fed’s latest round of quantitative easing measures labeled “QE2” officially ended on June 30, further contributing to questions around what the Fed’s next move would be. As a result, by period end, job creation had slowed to a crawl, the unemployment rate moved higher and consumers reined in spending. Despite the volatility and dramatic headlines, overall the global markets finished the second half of the reporting period in positive territory, reflective of healthy balance sheets of many multinational corporations, continued growth in developing markets and the ongoing economic recoveries in the U.S., Canada and in much of Western Europe.
Fund Review
The top contributor to performance over the period was Telefonaktiebolaget LM Ericsson, better known as Ericsson. The company is a leading supplier to the mobile telecom service industry. Indeed, over 40% of the world’s mobile telecom traffic passes over Ericsson network equipment. Telecom service providers such as Ericsson are building capacity to meet dramatically rising data volume, driven by the rapid adoption of mobile devices such as smart phones and tablets.
     Altera Corp., which makes programmable chips, was the second strongest contributor to the Fund during the first half of 2011. The market for such flexible chips has continued to expand, as the specificity of devices proliferates and requires highly customized, small batch manufacturing. In our opinion, this is a long-term trend and the lead players in it will have pricing power enabling them to maintain margins. Altera is one of the two global leaders in the space.
     European Aeronautic Defence & Space Co. NV (“EADS”) was the third highest contributor to the Fund’s performance during the period. EADS, along with Boeing, is one of the primary players in the oligarchic plane market. Announcement of several new orders for its planes drove EADS stock upward during the period.
     Two of the top individual detractors from performance were Sony Corp. and Infosys Ltd. Japanese consumer electronics giant Sony Corp.’s stock prices were negatively impacted by a few factors. In the immediate aftermath of the devastating Japanese earthquake in March, the stock prices of virtually all Japanese companies suffered to some degree. In actuality,
3 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND PERFORMANCE DISCUSSION
most Japanese firms showed remarkable resiliency in resuming business operations quite rapidly and the Japanese stock market generally began a fairly swift recovery. Infosys, the Indian-based international IT consulting and software service company, declined after announcing earnings that were below market expectations. Sales were slower than had been anticipated and an appreciating Indonesian Rupiah dampened foreign currency earnings.
     Within consumer discretionary, Carnival Corp.’s performance was negatively impacted by the spike in higher fuel prices and disruptions in service to a few of its cruise lines as a result of the geopolitical turmoil in places such as Japan, North Africa and the Middle East.
     We did not change our sector weightings appreciably during the period. Compared to our benchmark, we remained heavily overweight in the information technology sector and significantly underweight in the energy and materials sectors. These weightings reflect our focus on new technologies as one of our investment themes. They also reflect our bias against cyclical industries that must typically rely on outside funding.
Outlook
We do not make bets on directional market movements. In our opinion — and in our experience — it is more prudent to build a portfolio from the bottom up. We focus on individual stocks based on our long-term expectations of their potential to deliver profits. We look for companies that will benefit from secular, long-term growth trends that have a sustainable competitive advantage and that can largely finance their own growth.
It is important to remember that investing in foreign securities may involve special risks (such as currency fluctuations and political uncertainties) and may have greater expense and volatility. Investments in emerging and developing markets may also be especially volatile. Diversification does not assure profit or protect against loss. See the prospectus for more information on the risks associated with investing in the Fund.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.
5 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2011	June 30, 2011	June 30, 2011

Non-Service shares	$1,000.00	$1,075.40	$3.92
Service shares	1,000.00	1,074.10	5.21
Class 3	1,000.00	1,075.60	3.92
Class 4	1,000.00	1,074.50	5.21

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.03	3.82
Service shares	1,000.00	1,019.79	5.07
Class 3	1,000.00	1,021.03	3.82
Class 4	1,000.00	1,019.79	5.07
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2011 are as follows:

Class	Expense Ratios
Non-Service shares	0.76%
Service shares	1.01
Class 3	0.76
Class 4	1.01
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
6 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS June 30, 2011 / Unaudited

	Shares	Value

Common Stocks—98.5%
Consumer Discretionary—17.5%
Automobiles—1.8%
Bayerische Motoren Werke (BMW) AG	71,684	$7,153,015
Bayerische Motoren Werke (BMW) AG, Preference	711,041	45,199,226

		52,352,241

Diversified Consumer Services—0.0%
Zee Learn Ltd.[1]	492,103	221,798
Hotels, Restaurants & Leisure—3.6%
Carnival Corp.	1,097,366	41,293,883
Lottomatica SpA[1]	425,850	8,262,817
McDonald’s Corp.	567,920	47,887,014
Shuffle Master, Inc.[1]	616,100	5,763,616

		103,207,330

Household Durables—1.2%
Sony Corp.	1,288,800	34,114,004
Media—3.9%
Grupo Televisa SA, Sponsored GDR	1,358,076	33,408,670
McGraw-Hill Cos., Inc. (The)	564,710	23,666,996
Walt Disney Co. (The)	1,146,310	44,751,942
Wire & Wireless India Ltd.[1]	2,281,600	440,799
Zee Entertainment Enterprises Ltd.	3,936,820	11,880,253

		114,148,660

Multiline Retail—0.9%
Pinault-Printemps-Redoute SA	114,350	20,363,381
Shinsegae Co. Ltd.	16,551	5,263,021

		25,626,402

Specialty Retail—3.2%
Industria de Diseno Textil SA	481,087	43,840,464
Tiffany & Co.	636,810	50,002,321

		93,842,785

Textiles, Apparel & Luxury Goods—2.9%
LVMH Moet Hennessy Louis
Vuitton SA	282,520	50,843,603
Tod’s SpA	236,715	31,667,042

		82,510,645

Consumer Staples—7.2%
Beverages—2.9%
Companhia de Bebidas das Americas, Sponsored ADR, Preference	930,575	31,388,295
Fomento Economico Mexicano SA de CV, UBD	5,776,889	38,410,626
Grupo Modelo SA de CV, Series C	2,438,361	14,744,498

		84,543,419

Food & Staples Retailing—0.5%
E-Mart Co. Ltd.[1]	60,769	13,916,565
Food Products—2.4%
Nestle SA	525,225	32,641,102
Unilever plc	1,126,403	36,265,017

		68,906,119

Household Products—1.4%
Colgate-Palmolive Co.	478,210	41,800,336
Energy—3.8%
Energy Equipment & Services—2.5%
Technip SA	412,260	44,198,471
Transocean Ltd.	443,212	28,613,767

		72,812,238

Oil, Gas & Consumable Fuels—1.3%
Total SA	536,770	31,042,646
YPF Sociedad Anonima SA, Sponsored ADR	166,670	7,508,484

		38,551,130

Financials—16.9%
Capital Markets—4.8%
3i Group plc	2,576,148	11,622,373
Credit Suisse Group AG	1,473,595	57,313,775
Goldman Sachs Group, Inc. (The)	236,500	31,475,785
UBS AG1	2,085,366	38,023,980

		138,435,913

Commercial Banks—3.7%
Banco Bilbao Vizcaya Argentaria SA	2,972,840	34,876,701
HSBC Holdings plc	2,914,573	28,986,011
Societe Generale SA, Cl. A	320,542	19,021,112
Sumitomo Mitsui Financial Group, Inc.	735,200	22,626,478

		105,510,302

Diversified Financial Services—2.5%
Bank of America Corp.	1,304,000	14,291,840
BM&F BOVESPA SA	4,095,300	27,080,701
Investor AB, B Shares	1,386,451	31,783,247

		73,155,788
7 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Insurance—5.7%
Aflac, Inc.	479,390	$22,377,925
Allianz SE	305,932	42,736,781
Dai-ichi Life Insurance Co.	21,083	29,519,781
Fidelity National Financial, Inc., Cl. A	942,400	14,833,376
Prudential plc	2,589,007	29,917,747
XL Group plc	1,204,570	26,476,449

		165,862,059

Real Estate Management & Development—0.2%
DLF Ltd.	1,162,728	5,501,901
Health Care—9.4%
Biotechnology—2.0%
Amgen, Inc.[1]	210,230	12,266,921
Amylin Pharmaceuticals, Inc.[1]	1,095,038	14,629,708
Basilea Pharmaceutica AG1	19,039	1,390,419
Dendreon Corp.[1]	207,690	8,191,294
Gilead Sciences, Inc.[1]	240,500	9,959,105
Theravance, Inc.[1]	569,100	12,639,711

		59,077,158

Health Care Equipment & Supplies—1.2%
Zimmer Holdings, Inc.[1]	537,690	33,982,008
Health Care Providers & Services—3.2%
Aetna, Inc.	1,013,500	44,685,215
WellPoint, Inc.	598,535	47,146,602

		91,831,817

Pharmaceuticals—3.0%
Allergan, Inc.	103,550	8,620,538
Bayer AG	355,486	28,579,924
Mitsubishi Tanabe Pharma Corp.	806,000	13,523,250
Pfizer, Inc.	391,820	8,071,492
Roche Holding AG	103,595	17,336,683
Teva Pharmaceutical Industries Ltd., Sponsored ADR	243,330	11,733,373

		87,865,260

Industrials—13.1%
Aerospace & Defense—2.5%
Embraer SA, ADR	880,703	27,108,038
European Aeronautic
Defense & Space Co.	1,386,180	46,394,957

		73,502,995

Air Freight & Logistics—0.5%
PostNL NV	739,827	6,278,412
TNT Express NV, ADR[1]	739,827	7,673,138

		13,951,550

Building Products—1.4%
Assa Abloy AB, Cl. B	1,481,904	39,828,571
Commercial Services & Supplies—0.6%
Mulitplus SA	253,800	4,415,256
Secom Co. Ltd.	295,700	14,200,818

		18,616,074

Electrical Equipment—1.9%
Emerson Electric Co.	443,340	24,937,875
Nidec Corp.	173,900	16,232,831
Prysmian SpA	679,000	13,657,197

		54,827,903

Industrial Conglomerates—5.3%
3M Co.	390,020	36,993,397
Koninklijke Philips Electronics NV	1,160,800	29,812,013
Siemens AG	640,211	87,920,157

		154,725,567

Machinery—0.7%
Fanuc Ltd.	114,600	19,109,739
Road & Rail—0.2%
All America Latina Logistica	732,200	6,178,883
Information Technology—27.7%
Communications Equipment—5.8%
Juniper Networks, Inc.[1]	1,144,990	36,067,185
Telefonaktiebolaget LM Ericsson, B Shares	9,166,921	132,173,401

		168,240,586

Electronic Equipment & Instruments—4.4%
Corning, Inc.	1,383,320	25,107,258
Hoya Corp.	1,035,000	22,940,805
Keyence Corp.	95,274	27,020,693
Kyocera Corp.	166,700	16,958,134
Murata Manufacturing Co. Ltd.	529,800	35,391,276

		127,418,166

Internet Software & Services—3.6%
eBay, Inc.[1]	2,500,090	80,677,904
Google, Inc., Cl. A1	46,270	23,430,203

		104,108,107

IT Services—2.3%
Automatic Data Processing, Inc.	571,840	30,124,531
Infosys Ltd.	554,168	36,080,270

		66,204,801
8 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

	Shares	Value

Semiconductors & Semiconductor Equipment—5.1%
Altera Corp.	1,396,340	$64,720,359
Maxim Integrated Products, Inc.	1,415,335	36,175,963
MediaTek, Inc.	1,531,891	16,700,570
Taiwan Semiconductor Manufacturing Co. Ltd.	11,443,184	28,963,567

		146,560,459

Software—6.5%
Adobe Systems, Inc.[1]	1,074,443	33,791,232
Intuit, Inc.[1]	985,590	51,112,697
Microsoft Corp.	1,473,980	38,323,480
Nintendo Co. Ltd.	60,600	11,412,241
SAP AG	912,028	55,217,914

		189,857,564

Materials—0.7%
Chemicals—0.7%
Linde AG	120,238	21,080,620

Telecommunication Services—1.4%
Wireless Telecommunication Services—1.4%
America Movil SAB de CV,
ADR, Series L	121,380	6,539,954
KDDI Corp.	4,772	34,335,024

		40,874,978

Utilities—0.8%
Electric Utilities—0.8%
Fortum OYJ	786,400	22,773,870

Total Common Stocks (Cost $2,094,100,646)		2,855,636,311

Investment Company—0.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[2,3] (Cost $24,851,031)	24,851,031	24,851,031

Total Investments, at Value (Cost $2,118,951,677)	99.4%	2,880,487,342
Other Assets Net of Liabilities	0.6	17,091,805

Net Assets	100.0%	$2,897,579,147

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	June 30, 2011
| | | |
Oppenheimer Institutional Money Market Fund, Cl. E	32,313,050	114,740,532	122,202,551	24,851,031

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$24,851,031	$23,690

3.	Rate shown is the 7-day yield as of June 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
9 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$471,247,264	$34,776,601	$—	$506,023,865
Consumer Staples	209,166,439	—	—	209,166,439
Energy	111,363,368	—	—	111,363,368
Financials	401,831,792	86,634,171	—	488,465,963
Health Care	259,232,993	13,523,250	—	272,756,243
Industrials	331,197,894	49,543,388	—	380,741,282
Information Technology	643,002,397	159,387,286	—	802,389,683
Materials	21,080,620	—	—	21,080,620
Telecommunication Services	6,539,954	34,335,024	—	40,874,978
Utilities	22,773,870	—	—	22,773,870
Investment Company	24,851,031	—	—	24,851,031

Total Investments, at Value	2,502,287,622	378,199,720	—	2,880,487,342
Other Financial Instruments:
Foreign currency exchange contracts	—	1,911	—	1,911

Total Assets	$2,502,287,622	$378,201,631	$—	$2,880,489,253

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date. The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers	Transfers out	Transfers into	Transfers out
	into Level 1*	of Level 1**	Level 2**	of Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$—	$(47,387,991)	$47,387,991	$—
Consumer Staples	—	—	—	—
Energy	—	—	—	—
Financials	—	(93,638,232)	93,638,232	—
Health Care	—	(13,492,167)	13,492,167	—
Industrials	—	(56,725,650)	56,725,650	—
Information Technology	112,303,620	(157,233,362)	157,233,362	(112,303,620)
Materials	—	—	—	—
Telecommunication Services	—	(27,565,809)	27,565,809	—
Utilities	23,857,723	—	—	(23,857,723)

Total Assets	$136,161,343	$(396,043,211)	$396,043,211	$(136,161,343)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

**	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
10 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$1,073,264,510	37.3%
Japan	297,385,074	10.3
Germany	287,887,637	10.0
France	211,864,170	7.3
Sweden	203,785,219	7.1
Switzerland	146,705,959	5.1
United Kingdom	106,791,148	3.7
Brazil	96,171,173	3.3
Mexico	93,103,748	3.2
Spain	78,717,165	2.7
India	54,125,021	1.9
Italy	53,587,056	1.9
Taiwan	45,664,137	1.6
The Netherlands	43,763,563	1.5
Ireland	26,476,449	0.9
Finland	22,773,870	0.8
Korea, Republic of South	19,179,586	0.7
Israel	11,733,373	0.4
Argentina	7,508,484	0.3

Total	$2,880,487,342	100.0%

Foreign Currency Exchange Contracts as of June 30, 2011 are as follows:

		Contract Amount	Expiration		Unrealized
Counterparty/Contract Description	Buy/Sell	(000’s)	Date	Value	Appreciation

Citigroup
British Pound Sterling (GBP)	Sell	3,111 GBP	7/5/11	$4,993,454	$821
JP Morgan Chase
British Pound Sterling (GBP)	Sell	1,851 GBP	7/5/11	2,970,569	1,090

Total unrealized appreciation					$1,911

See accompanying Notes to Financial Statements.
11 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,094,100,646)	$2,855,636,311
Affiliated companies (cost $24,851,031)	24,851,031

2,880,487,342
Cash	664,945
Unrealized appreciation on foreign currency exchange contracts	1,911
Receivables and other assets:
Investments sold	34,315,958
Interest and dividends	5,928,702
Shares of beneficial interest sold	394,812
Other	801,420

Total assets	2,922,595,090

Liabilities
Payables and other liabilities:
Investments purchased	19,965,862
Shares of beneficial interest redeemed	3,490,145
Distribution and service plan fees	771,162
Shareholder communications	353,398
Transfer and shareholder servicing agent fees	233,237
Trustees’ compensation	57,974
Foreign capital gains tax	17,117
Other	127,048

Total liabilities	25,015,943

Net Assets	$2,897,579,147

Composition of Net Assets
Par value of shares of beneficial interest	$90,236
Additional paid-in capital	2,058,972,132
Accumulated net investment income	39,996,060
Accumulated net realized gain on investments and foreign currency transactions	36,513,039
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	762,007,680

Net Assets	$2,897,579,147

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,436,488,918 and 44,605,067 shares of beneficial interest outstanding)	$32.20
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,173,429,462 and 36,724,198 shares of beneficial interest outstanding)	$31.95
Class 3 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $201,876,997 and 6,226,460 shares of beneficial interest outstanding)	$32.42
Class 4 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $85,783,770 and 2,680,171 shares of beneficial interest outstanding)	$32.01
See accompanying Notes to Financial Statements.
12 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2011

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $4,361,697)	$60,543,071
Affiliated companies	23,690
Interest	1,202

Total investment income	60,567,963

Expenses
Management fees	9,014,833
Distribution and service plan fees:
Service shares	1,431,745
Class 4 shares	105,004
Transfer and shareholder servicing agent fees:
Non-Service shares	716,352
Service shares	572,776
Class 3 shares	101,900
Class 4 shares	42,003
Shareholder communications:
Non-Service shares	81,541
Service shares	65,100
Class 3 shares	11,611
Class 4 shares	4,775
Custodian fees and expenses	184,483
Trustees’ compensation	28,308
Administration service fees	750
Other	44,978

Total expenses	12,406,159
Less waivers and reimbursements of expenses	(12,637)

Net expenses	12,393,522

Net Investment Income	48,174,441

Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies (net of foreign capital gains tax of $58,482)	79,841,379
Foreign currency transactions	5,238,694

Net realized gain	85,080,073
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $16,749)	1,422,387
Translation of assets and liabilities denominated in foreign currencies	72,564,791

Net change in unrealized appreciation/depreciation	73,987,178

Net Increase in Net Assets Resulting from Operations	$207,241,692

See accompanying Notes to Financial Statements.
13 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010

Operations
Net investment income	$48,174,441	$28,998,191
Net realized gain	85,080,073	61,465,998
Net change in unrealized appreciation/depreciation	73,987,178	297,995,320

Net increase in net assets resulting from operations	207,241,692	388,459,509

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(17,234,287)	(19,240,136)
Service shares	(11,357,368)	(12,039,643)
Class 3 shares	(2,447,497)	(2,863,873)
Class 4 shares	(819,361)	(934,492)

	(31,858,513)	(35,078,144)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(61,424,416)	(133,425,702)
Service shares	1,336,119	(16,572,723)
Class 3 shares	(13,309,917)	(29,607,611)
Class 4 shares	(1,240,956)	(6,420,742)

	(74,639,170)	(186,026,778)

Net Assets
Total increase	100,744,009	167,354,587
Beginning of period	2,796,835,138	2,629,480,551

End of period (including accumulated net investment income of $39,996,060 and $23,680,132, respectively)	$2,897,579,147	$2,796,835,138

See accompanying Notes to Financial Statements.
14 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2011	Year Ended December 31,
Non-Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$30.30	$26.50	$20.21	$36.60	$36.79	$33.38

Income (loss) from investment operations:
Net investment income[1]	.54	.33	.33	.55	.45	.43
Net realized and unrealized gain (loss)	1.74	3.85	6.94	(14.46)	1.69	5.20

Total from investment operations	2.28	4.18	7.27	(13.91)	2.14	5.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.38)	(.38)	(.50)	(.46)	(.50)	(.36)
Distributions from net realized gain	—	—	(.48)	(2.02)	(1.83)	(1.86)

Total dividends and/or distributions to shareholders	(.38)	(.38)	(.98)	(2.48)	(2.33)	(2.22)

Net asset value, end of period	$32.20	$30.30	$26.50	$20.21	$36.60	$36.79

Total Return, at Net Asset Value[2]	7.54%	15.96%	39.77%	(40.19)%	6.32%	17.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,436,489	$1,410,764	$1,364,597	$1,150,113	$2,193,638	$2,297,315

Average net assets (in thousands)	$1,444,865	$1,336,110	$1,206,240	$1,679,720	$2,302,726	$2,189,511

Ratios to average net assets:[3]
Net investment income	3.46%	1.22%	1.51%	1.95%	1.21%	1.27%
Total expenses[4]	0.76%	0.76%	0.75%	0.65%	0.65%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.76%	0.75%	0.65%	0.65%	0.66%

Portfolio turnover rate	7%	15%	11%	19%	18%	21%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	0.76%
Year Ended December 31, 2010	0.76%
Year Ended December 31, 2009	0.75%
Year Ended December 31, 2008	0.65%
Year Ended December 31, 2007	0.65%
Year Ended December 31, 2006	0.66%
See accompanying Notes to Financial Statements.
15 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2011	Year Ended December 31,
Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$30.04	$26.28	$20.02	$36.27	$36.49	$33.16

Income (loss) from investment operations:
Net investment income[1]	.50	.26	.27	.47	.33	.33
Net realized and unrealized gain (loss)	1.72	3.82	6.90	(14.32)	1.72	5.16

Total from investment operations	2.22	4.08	7.17	(13.85)	2.05	5.49

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.31)	(.32)	(.43)	(.38)	(.44)	(.30)
Distributions from net realized gain	—	—	(.48)	(2.02)	(1.83)	(1.86)

Total dividends and/or distributions to shareholders	(.31)	(.32)	(.91)	(2.40)	(2.27)	(2.16)

Net asset value, end of period	$31.95	$30.04	$26.28	$20.02	$36.27	$36.49

Total Return, at Net Asset Value[2]	7.41%	15.70%	39.36%	(40.33)%	6.08%	17.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,173,429	$1,101,584	$980,485	$772,107	$1,300,989	$983,558

Average net assets (in thousands)	$1,155,287	$997,627	$830,887	$1,051,239	$1,180,656	$750,499

Ratios to average net assets:[3]
Net investment income	3.23%	0.96%	1.23%	1.70%	0.91%	0.98%
Total expenses[4]	1.01%	1.01%	1.00%	0.90%	0.89%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.01%	1.00%	0.90%	0.89%	0.91%

Portfolio turnover rate	7%	15%	11%	19%	18%	21%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	1.01%
Year Ended December 31, 2010	1.01%
Year Ended December 31, 2009	1.00%
Year Ended December 31, 2008	0.90%
Year Ended December 31, 2007	0.89%
Year Ended December 31, 2006	0.91%
See accompanying Notes to Financial Statements.
16 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

	Six Months
	Ended
	June 30, 2011	Year Ended December 31,
Class 3 Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$30.50	$26.67	$20.34	$36.82	$36.99	$33.55

Income (loss) from investment operations:
Net investment income[1]	.54	.33	.33	.56	.45	.43

Net realized and unrealized gain (loss)	1.76	3.88	6.98	(14.56)	1.71	5.23
Total from investment operations	2.30	4.21	7.31	(14.00)	2.16	5.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.38)	(.38)	(.50)	(.46)	(.50)	(.36)
Distributions from net realized gain	—	—	(.48)	(2.02)	(1.83)	(1.86)

Total dividends and/or distributions to shareholders	(.38)	(.38)	(.98)	(2.48)	(2.33)	(2.22)

Net asset value, end of period	$32.42	$30.50	$26.67	$20.34	$36.82	$36.99

Total Return, at Net Asset Value[2]	7.56%	15.97%	39.70%	(40.19)%	6.34%	17.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$201,877	$202,621	$206,356	$175,971	$361,621	$395,901

Average net assets (in thousands)	$205,532	$196,495	$182,553	$269,650	$391,270	$369,406

Ratios to average net assets:[3]
Net investment income	3.43%	1.22%	1.49%	1.95%	1.22%	1.26%
Total expenses[4]	0.76%	0.76%	0.75%	0.65%	0.65%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.76%	0.75%	0.65%	0.65%	0.66%

Portfolio turnover rate	7%	15%	11%	19%	18%	21%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	0.76%
Year Ended December 31, 2010	0.76%
Year Ended December 31, 2009	0.75%
Year Ended December 31, 2008	0.65%
Year Ended December 31, 2007	0.65%
Year Ended December 31, 2006	0.66%
See accompanying Notes to Financial Statements.
17 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2011	Year Ended December 31,
Class 4 Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$30.08	$26.32	$20.03	$36.28	$36.49	$33.15

Income (loss) from investment operations:
Net investment income[1]	.50	.26	.27	.47	.34	.34
Net realized and unrealized gain (loss)	1.74	3.82	6.92	(14.34)	1.70	5.16

Total from investment operations	2.24	4.08	7.19	(13.87)	2.04	5.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.31)	(.32)	(.42)	(.36)	(.42)	(.30)
Distributions from net realized gain	—	—	(.48)	(2.02)	(1.83)	(1.86)

Total dividends and/or distributions to shareholders	(.31)	(.32)	(.90)	(2.38)	(2.25)	(2.16)

Net asset value, end of period	$32.01	$30.08	$26.32	$20.03	$36.28	$36.49

Total Return, at Net Asset Value[2]	7.45%	15.67%	39.38%	(40.35)%	6.06%	17.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85,784	$81,866	$78,043	$63,099	$123,542	$114,232

Average net assets (in thousands)	$84,721	$76,519	$66,965	$93,909	$122,385	$100,973

Ratios to average net assets:[3]
Net investment income	3.23%	0.97%	1.22%	1.69%	0.93%	1.00%
Total expenses[4]	1.01%	1.01%	1.00%	0.91%	0.90%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.01%	1.00%	0.91%	0.90%	0.91%

Portfolio turnover rate	7%	15%	11%	19%	18%	21%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	1.01%
Year Ended December 31, 2010	1.01%
Year Ended December 31, 2009	1.00%
Year Ended December 31, 2008	0.91%
Year Ended December 31, 2007	0.90%
Year Ended December 31, 2006	0.91%
See accompanying Notes to Financial Statements.
18 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Global Securities Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares being designated as Service shares and Class 4 shares are subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed (either by selling or exchanging to another Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
19 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net
20 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends. During the fiscal year ended December 31, 2010, the Fund utilized $61,984,330 of capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2010, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Expiring

2017	$17,214,823
As of June 30, 2011, the Fund had available for federal income tax purposes no estimated capital loss carryforward. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2011, it is estimated that the Fund will utilize $17,214,823 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,150,304,044

Gross unrealized appreciation	$818,486,364
Gross unrealized depreciation	(88,146,596)

Net unrealized appreciation	$730,339,768

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
     The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as
21 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	1,285,556	$41,262,301	3,002,141	$81,399,571
Dividends and/or distributions reinvested	544,183	17,234,287	719,257	19,240,136
Redeemed	(3,788,231)	(119,921,004)	(8,659,048)	(234,065,409)

Net decrease	(1,958,492)	$(61,424,416)	(4,937,650)	$(133,425,702)

22 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Service Shares
Sold	2,254,777	$70,707,371	4,081,506	$109,511,274
Dividends and/or distributions reinvested	361,125	11,357,368	453,129	12,039,643
Redeemed	(2,567,367)	(80,728,620)	(5,166,594)	(138,123,640)

Net increase (decrease)	48,535	$1,336,119	(631,959)	$(16,572,723)

Class 3 Shares
Sold	80,442	$2,557,369	201,269	$5,485,318
Dividends and/or distributions reinvested	76,748	2,447,497	106,384	2,863,873
Redeemed	(574,099)	(18,314,783)[1]	(1,401,659)	(37,956,802)[2]

Net decrease	(416,909)	$(13,309,917)	(1,094,006)	$(29,607,611)

Class 4 Shares
Sold	88,797	$2,838,064	83,546	$2,267,578
Dividends and/or distributions reinvested	26,011	819,361	35,118	934,492
Redeemed	(156,030)	(4,898,381)[1]	(362,658)	(9,622,812)[2]

Net decrease	(41,222)	$(1,240,956)	(243,994)	$(6,420,742)

1.	Net of redemption fees of $1,703 and $1,794 for Class 3 and Class 4, respectively.

2.	Net of redemption fees of $3,781 and $2,816 for Class 3 and Class 4, respectively.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$209,578,149	$273,213,671
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2011, the Fund paid $1,435,691 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares and Class 4 Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares and Class 4 shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares and Class 4 shares of the Fund. The
23 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Fees and Other Transactions with Affiliates Continued
Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares and Class 4 shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares and Class 4 shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service and Class 3 shares and 1.25% for Service and Class 4 shares.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $12,637 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
24 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 30, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,911, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of June 30, 2011 are as follows:

Asset Derivatives
Derivatives Not Accounted for
as Hedging Instruments	Statement of Assets and Liabilities Location	Value

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$1,911
25 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as
Hedging Instruments	Foreign currency transactions

Foreign exchange contracts	$(187,289)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as	Translation of assets and liabilities
Hedging Instruments	denominated in foreign currencies

Foreign exchange contracts	$4,171
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     During the six months ended June 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $1,780,141 and $3,063,047, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
26 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
27 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
28 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

OPPENHEIMER GLOBAL SECURITIES FUND/ VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Rajeev Bhaman, Vice President and Portfolio Manager
Arthur S. Gabinet, Secretary
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firms.
©2011 OppenheimerFunds, Inc. All rights reserved.

June 30, 2011

Oppenheimer

High Income Fund/VA

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Fund Allocations

Financial Statements

OppenheimerFunds®

The Right Way to Invest

June 30, 2011 Oppenheimer High Income Fund/VA Semiannual Report A Series of Oppenheimer Variable Account Funds SEMIANNUAL REPORT Fund Performance Discussion Fund Allocations Financial Statements

OPPENHEIMER HIGH INCOME FUND/ VA
Portfolio Manager: Joseph Welsh
Cumulative Total Returns
For the 6-Month Period Ended 6/30/11

Non-Service Shares	4.86%	Class 3	5.28%
Service Shares	5.10	Class 4	5.01
Average Annual Total Returns
For the Periods Ended 6/30/11

	1-Year	5-Year	10-Year

Non-Service Shares	16.94%	– 19.24%	– 7.18%

			Since
			Inception
	1-Year	5-Year	(9/18/01)

Service Shares	17.14%	– 19.17%	– 7.24%

			Since
			Inception
	1-Year	5-Year	(5/1/07)

Class 3	17.34%	N/A	– 24.40%
Class 4	16.92	N/A	– 24.36
Expense Ratios
For the Fiscal Year Ended 12/31/10

	Gross	Net
	Expense	Expense
	Ratios	Ratios

Non-Service Shares	0.98%	0.69%
Service Shares	1.23	0.94
Class 3	0.99	0.69
Class 4	1.23	0.94
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. Expense ratios are as stated in the Fund’s prospectus, current as of the date of this report.
Corporate Bonds & Notes—Top Ten Industries

Media	7.4%
Oil, Gas & Consumable Fuels	6.4
Hotels, Restaurants & Leisure	6.3
Capital Markets	6.2
Paper & Forest Products	4.6
Aerospace & Defense	4.2
Health Care Providers & Services	3.1
Chemicals	3.0
Food Products	2.9
Energy Equipment & Services	2.7
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on net assets.
Credit Allocation

Credit Rating Breakdown	NRSRO Only Total

AAA	2.3%
BBB	1.2
BB	10.7
B	55.8
CCC	22.6
CC	1.7
Unrated	5.7

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of June 30, 2011, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign or supranational entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign or supranational entity are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign or supranational entity. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.
2 | OPPENHEIMER HIGH INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
During the reporting period, the Fund’s Non-Service Shares returned 4.86%. The Fund underperformed the JPMorgan Domestic High Yield Index (the “Index”), which returned 5.44% and performed in line with the BofA Merrill Lynch High Yield Master Index, which returned 4.89%.
Economic and Market Overview
At the beginning of the reporting period, encouraging data from the U.S. labor market, including a declining unemployment rate, seemed to indicate that the long-awaited revival of consumer and business confidence was at hand. The global economy also appeared to provide reasons for an upbeat outlook. In Europe, policymakers continued to take measures to contain the sovereign debt problems of peripheral Europe, and in February strong corporate earnings led to an upward revision of the European Central Bank’s 2011 growth forecast. Fears that had surfaced in 2010 over rising inflationary pressures in the fast-growing emerging markets lessened to a degree as the new year began.
     While the markets generally performed well in the first four months of 2011, a number of dramatic global events created increased market volatility. A wave of political unrest in North Africa and the Middle East sparked worries that disruptions in oil production might derail the global economic recovery. Although energy prices surged higher, investors retained their optimism, and riskier assets, such as stocks and higher-yielding fixed-income securities, generally continued to rally. Investors encountered another unexpected shock on March 11, when a catastrophic natural disaster followed by a nuclear crisis hit Japan, one of the world’s largest economies and a key exporter of industrial components to many countries and industries, including U.S. automobile manufacturers. However, the disruptions to the global supply chain proved significantly less severe than originally anticipated and, after a brief pullback, the markets continued to climb higher.
     In April 2011, market concerns resurfaced when Greece again teetered on the brink of defaulting on its sovereign debt, rekindling worries from 2010 that fiscal instability might spread to other parts of Europe. At the same time, a debate regarding government spending and borrowing intensified in the United States, causing a renewed sense of uncertainty among businesses and consumers as the August 2 deadline to raise the U.S. Government’s debt ceiling loomed. Additionally, the Fed’s latest round of quantitative easing measures labeled “QE2” officially ended on June 30, further contributing to questions around what the Fed’s next move would be. As a result, by period end, job creation had slowed to a crawl, the unemployment rate moved higher and consumers reined in spending. Despite the volatility and dramatic headlines, overall the global markets finished the second half of the reporting period in positive territory, reflective of healthy balance sheets of many multinational corporations, continued growth in developing markets and the ongoing economic recoveries in the U.S., Canada and in much of Western Europe.
Fund Review
During the reporting period, the Fund continued to have a tilt towards higher-yielding securities versus the Index. This positioning allowed the Fund to perform well over the first half of the period when riskier asset classes continued to rally and outperform historically defensive securities. However, as investors became more risk averse in the second half of the period, high-yield bonds witnessed a significant sell-off and the Fund’s performance pulled back to a degree.
     For the overall six-month period, the Fund outperformed the Index in a number of sectors, led by the utility, paper and packaging, and retail sectors. The Fund’s security selection in all three sectors outperformed versus the Index. Within retail, the Fund’s underweight positioning to a weaker performing sector of the Index also contributed to relative outperformance. Security selection also accounted for outperformance versus the Index in other sectors, including transportation, energy, automotive, cable and satellite, among others.
     While most sectors of the Index produced positive total returns for the Fund, a few sectors finished the period in the negative. Diversified media, consumer products and gaming, lodging and leisure lost value during the period and were top detractors from relative performance. The Fund underperformed the Index in each of these sectors as a result of weaker relative security selection. These sectors were among those harder hit by a dampening of consumer sentiment, uncertainty over the direction of the global economy, and a reining in of consumer spending.
3 | OPPENHEIMER HIGH INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
Outlook
Our outlook for high yield bonds remains positive, both on an absolute basis and relative to more defensive asset classes, such as U.S. Treasuries and money market securities, given the historically low rates currently available in those historically defensive areas. We believe that high yield bonds are poised to resume their positive performance as valuations appear fair and fundamentals have continued to improve.
     We continue to believe that outperformance may be achieved through diligent credit selection and thoughtful industry sector weightings. Indeed, an environment of sustained low rates and gradually improving fundamentals should play well to the team’s value-oriented process, a process that evaluates market opportunities on a security-by-security basis. At period end, the Fund’s largest overweights relative to the Index were in broadcasting, paper and packaging, and industrials. We believe that these industries have the potential to perform well as they currently offer attractive prices and improving fundamentals. Meanwhile, the Fund’s most significant underweights were in energy, retail, cable and satellite, and financials, as we suspect these sectors could struggle going forward.
     Please remember that bonds are exposed to credit and interest rate risks (when interest rates rise, bond/fund prices generally fall). The Fund may invest in below-investment-grade (“junk”) bonds, which are more at risk of default and are subject to liquidity risk. Mortgage-related securities have greater potential for loss when interest rates rise. The Fund also invests in derivative instruments, investments whose values depend on the performance of an underlying security, asset, interest rate or currency and entail potentially higher volatility and risk of loss compared to traditional stock or bond investments. See the prospectus for more information on the risks associated with investing in the Fund.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER HIGH INCOME FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.
5 | OPPENHEIMER HIGH INCOME FUND/VA

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2011	June 30, 2011	June 30, 2011

Non-Service Shares	$1,000.00	$1,048.60	$3.82
Service shares	1,000.00	1,051.00	5.10
Class 3	1,000.00	1,052.80	3.82
Class 4	1,000.00	1,050.10	5.10

Hypothetical
(5% return before expenses)
Non-Service Shares	1,000.00	1,021.08	3.77
Service shares	1,000.00	1,019.84	5.02
Class 3	1,000.00	1,021.08	3.77
Class 4	1,000.00	1,019.84	5.02
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2011 are as follows:

Class	Expense Ratios

Non-Service Shares	0.75%
Service shares	1.00
Class 3	0.75
Class 4	1.00
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
6 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS June 30, 2011 / Unaudited

	Principal
	Amount	Value

Corporate Bonds and Notes—87.7%
Consumer Discretionary—19.3%
Auto Components—2.2%
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	$610,000	$661,850
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[1]	1,450,000	1,569,625
Visteon Corp., 6.75% Sr. Nts., 4/15/19[2]	690,000	669,300

		2,900,775

Hotels, Restaurants & Leisure—6.3%
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[2]	350,000	369,250
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	2,808,000	2,548,243
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[2]	660,000	666,600
Isle of Capri Casinos, Inc.:
7% Sr. Unsec. Sub. Nts., 3/1/14	240,000	239,100
7.75% Sr. Unsec. Nts., 3/15/19[2]	675,000	685,125
Landry’s Restaurants, Inc., 11.625% Sr. Sec. Nts., 12/1/15	455,000	489,125
MGM Mirage, Inc.:
5.875% Sr. Nts., 2/27/14	430,000	415,488
6.625% Sr. Unsec. Nts., 7/15/15	975,000	918,938
Mohegan Tribal Gaming Authority, 8% Sr. Sub. Nts., 4/1/12	1,070,000	872,050
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	435,000	475,238
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14[3]	2,595,000	—
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	750,000	648,750

		8,327,907

Household Durables—1.2%
Beazer Homes USA, Inc.:
6.875% Sr. Unsec. Nts., 7/15/15	280,000	249,900
9.125% Sr. Nts., 5/15/19[2]	790,000	683,350
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
8.50% Sr. Nts., 5/15/18[2]	320,000	316,000
9% Sr. Nts., 4/15/19[2]	325,000	322,563

		1,571,813

Leisure Equipment & Products—1.7%
Eastman Kodak Co., 9.75% Sr. Sec. Nts., 3/1/18[2]	2,355,000	2,260,800

Media—7.4%
Affinion Group Holdings, Inc., 11.625% Sr. Nts., 11/15/15[2]	420,000	422,100
Affinion Group, Inc., 7.875% Sr. Nts., 12/15/18[2]	760,000	714,400
Belo (A.H.) Corp.:
7.25% Sr. Unsec. Unsub. Bonds, 9/15/27	115,000	103,213
7.75% Sr. Unsec. Unsub. Debs., 6/1/27	719,000	677,658
CCO Holdings LLC/CCO Holdings Capital Corp.:
7% Sr. Nts., 1/15/19[2]	115,000	118,738
7% Sr. Unsec. Unsub. Nts., 1/15/19	80,000	82,800
Cengage Learning Acquisitions, Inc.:
10.50% Sr. Nts., 1/15/15[2]	825,000	750,750
13.25% Sr. Sub. Nts., 7/15/15[2]	355,000	321,275
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts., 11/15/17[2]	620,000	647,900
Clear Channel Communications, Inc.:
9% Sr. Nts., 3/1/21[2]	335,000	322,438
10.75% Sr. Unsec. Unsub. Nts., 8/1/16	690,000	626,175
Cumulus Media, Inc., 7.75% Sr. Nts., 5/1/19[2]	350,000	339,500
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	315,000	327,600
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15	1,235,000	1,290,575
Interactive Data Corp., 10.25% Sr. Nts., 8/1/18[1]	230,000	253,575
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, 7.50% Sr. Sec. Nts., 3/15/19[2]	395,000	404,875
Newport Television LLC/NTV Finance Corp., 13.509% Sr. Nts., 3/15/17[2,4]	657,281	683,572
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17	535,000	565,763
Sinclair Television Group, Inc., 8.375% Sr. Unsec. Nts., 10/15/18	705,000	743,775
Visant Corp., 10% Sr. Unsec. Nts., 10/1/17	320,000	332,800

		9,729,482

Textiles, Apparel & Luxury Goods—0.5%
Jones Group, Inc. (The)/Jones Apparel Group Holdings, Inc./Jones Apparel Group USA, Inc./JAG Footwear, Accessories & Retail Corp., 6.875% Sr. Unsec. Unsub. Nts., 3/15/19	600,000	582,000
7 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Consumer Staples—2.9%
Food & Staples Retailing—0.0%
Real Time Data Co., 11% Nts., 5/31/09[1,3,4]	$476,601	$—
Food Products—2.9%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[2]	925,000	980,500
ASG Consolidated LLC, 15% Sr. Nts., 5/15/17[2,4]	1,118,635	1,191,346
Blue Merger Sub, Inc., 7.625% Sr. Nts., 2/15/19[2]	675,000	685,125
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[2]	280,000	282,800
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[1]	690,000	755,550

		3,895,321

Energy—9.1%
Energy Equipment & Services—2.7%
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19[2]	475,000	470,250
Global Geophysical Services, Inc., 10.50% Sr. Unsec. Nts., 5/1/17	615,000	648,825
Offshore Group Investments Ltd.:
11.50% Sr. Sec. Nts., 8/1/15	605,000	660,963
11.50% Sr. Sec. Nts., 8/1/15[2]	160,000	174,800
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	565,000	573,475
SESI LLC, 6.375% Sr. Nts., 5/1/19[2]	970,000	962,725

		3,491,038

Oil, Gas & Consumable Fuels—6.4%
ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15	1,165,000	1,188,300
Breitburn Energy Partners LP/Breitburn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	665,000	704,900
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	640,000	694,400
James River Coal Co., 7.875% Sr. Nts., 4/1/19[2]	160,000	159,200
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	1,110,000	1,209,900
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[2]	795,000	801,956
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[2]	1,575,000	1,661,625
Quicksilver Resources, Inc., 11.75% Sr. Nts., 1/1/16	645,000	741,750
SandRidge Energy, Inc.:
8.75% Sr. Unsec. Nts., 1/15/20	560,000	599,200
9.875% Sr. Unsec. Nts., 5/15/16[2]	305,000	336,263
Venoco, Inc., 8.875% Sr. Unsec. Nts., 2/15/19[2]	345,000	346,725

		8,444,219

Financials—11.6%
Capital Markets—6.2%
Berry Plastics Holding Corp., 10.25% Sr. Unsec. Sub. Nts., 3/1/16	300,000	293,250
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15	360,000	364,500
Nationstar Mortgage LLC/Nationstar Capital Corp., 10.875% Sr. Nts., 4/1/15[2]	2,255,000	2,356,475
Nuveen Investments, Inc.:
5.50% Sr. Unsec. Nts., 9/15/15	535,000	472,138
10.50% Sr. Unsec. Unsub. Nts., 11/15/15	640,000	657,600
Pinafore LLC/Pinafore, Inc., 9% Sr. Sec. Nts., 10/1/18[2]	1,250,000	1,353,125
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	705,000	650,363
Verso Paper Holdings LLC, 11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	1,500,000	1,398,750
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75% Sr. Sec. Nts., 2/1/19[2]	625,000	559,375

		8,105,576

Consumer Finance—0.8%
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 10/15/18[2]	430,000	441,825
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	570,000	642,675

		1,084,500

Diversified Financial Services—0.8%
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31	375,000	407,813
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[5]	695,000	642,875

		1,050,688

Insurance—0.6%
International Lease Finance Corp.:
8.625% Sr. Unsec. Unsub. Nts., 9/15/15[6]	410,000	445,875
8.75% Sr. Unsec. Unsub. Nts., 3/15/17[6]	350,000	383,688

		829,563

Real Estate Investment Trusts—1.8%
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19[2]	1,735,000	1,674,275
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22[2]	695,000	688,919

		2,363,194
8 | OPPENHEIMER HIGH INCOME FUND/VA

	Principal
	Amount	Value

Real Estate Management & Development—1.4%
Realogy Corp., 11.50% Sr. Unsec. Unsub. Nts., 4/15/17	$1,220,000	$1,244,400
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[2,6]	530,000	520,725

		1,765,125

Health Care—5.9%
Biotechnology—0.1%
Grifols SA/Giant Funding Corp., 8.25% Sr. Nts., 2/1/182	195,000	204,263

Health Care Equipment & Supplies—1.9%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	570,000	561,450
Alere, Inc., 8.625% Sr. Unsec. Sub. Nts., 10/1/18	290,000	297,250
Biomet, Inc.:
10.375% Sr. Unsec. Nts., 10/15/17[4]	460,000	509,450
11.625% Sr. Unsec. Sub. Nts., 10/15/17	275,000	305,938
DJO Finance LLC/DJO Finance Corp., 9.75% Sr. Sub. Nts., 10/15/17[2]	520,000	530,400
Inverness Medical Innovations, Inc., 7.875% Sr. Unsec. Unsub. Nts., 2/1/16	290,000	301,600

		2,506,088

Health Care Providers & Services—3.1%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15[4]	445,151	447,377
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	575,000	609,500
inVentiv Health, Inc., 10% Sr. Unsec. Nts., 8/15/18[2]	370,000	363,525
Kindred Healthcare, Inc., 8.25% Sr. Nts., 6/1/19[2]	860,000	860,000
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[2]	460,000	491,050
Oncure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17	315,000	326,813
Radiation Therapy Services, Inc., 9.875% Sr. Unsec. Sub. Nts., 4/15/17	335,000	336,256
STHI Holding Corp., 8% Sec. Nts., 3/15/18[2]	200,000	204,000
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)	435,000	9,788
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	375,000	389,063

		4,037,372

Health Care Technology—0.1%
MedAssets, Inc., 8% Sr. Nts., 11/15/18[2]	75,000	74,625

Pharmaceuticals—0.7%
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[2]	190,000	187,150
Warner Chilcott Co. LLC, 7.75% Sr. Nts., 9/15/18[2]	800,000	811,000

		998,150

Industrials—12.8%
Aerospace & Defense—4.2%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	220,000	231,550
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17[2]	1,210,000	1,246,300
Hawker Beechcraft Acquisition Co. LLC:
8.50% Sr. Unsec. Nts., 4/1/15	1,405,000	1,106,438
9.75% Sr. Unsec. Sub. Nts., 4/1/17	240,000	169,200
Kratos Defense & Security Solutions, Inc.:
10% Sr. Sec. Nts., 6/1/17	235,000	249,100
10% Sr. Sec. Nts., 6/1/17	257,000	272,420
TransDigm, Inc., 7.75% Sr. Sub. Nts., 12/15/18[2]	1,245,000	1,313,475
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	895,000	985,619

		5,574,102

Air Freight & Logistics—0.4%
AMGH Merger Sub, Inc., 9.25% Sr. Sec. Nts., 11/1/18[2]	510,000	540,600

Building Products—1.0%
Associated Materials LLC, 9.125% Sr. Sec. Nts., 11/1/17[2]	265,000	265,000
Ply Gem Industries, Inc., 13.125% Sr. Unsec. Sub. Nts., 7/15/14	930,000	981,150
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 8.625% Sr. Sec. Nts., 12/1/17[2]	75,000	75,281

		1,321,431

Commercial Services & Supplies—1.1%
R. R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	560,000	560,140
West Corp.:
7.875% Sr. Nts., 1/15/19[2]	305,000	296,613
8.625% Sr. Unsec. Nts., 10/1/18[2]	635,000	644,525

		1,501,278

Electrical Equipment—0.5%
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17	541,000	582,928

Machinery—2.4%
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[2]	680,000	703,800
9 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Machinery Continued
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	$685,000	$734,663
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	1,335,000	1,375,050
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17[2]	335,000	351,750

		3,165,263

Marine—0.9%
Marquette Transportation Co./ Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	780,000	789,750
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	195,000	193,050
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	160,000	165,600

		1,148,400

Professional Services—0.5%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[2]	510,000	530,400
TransUnion LLC/TransUnion Financing Corp., 11.375% Sr. Unsec. Nts., 6/15/18	150,000	170,250

		700,650

Road & Rail—1.8%
Hertz Corp., 7.50% Sr. Unsec. Nts., 10/15/182	1,285,000	1,329,975
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[2]	1,045,000	992,750

		2,322,725

Information Technology—5.9%
Computers & Peripherals—0.9%
Seagate HDD Cayman:
6.875% Sr. Unsec. Nts., 5/1/20[2]	650,000	648,375
7% Sr. Unsec. Nts., 11/1/21[2]	475,000	477,375

		1,125,750

Electronic Equipment & Instruments—1.1%
CDW LLC/CDW Finance Corp.:
11% Sr. Unsec. Nts., 10/12/15	85,000	89,888
12.535% Sr. Unsec. Sub. Nts., 10/12/17	1,310,000	1,418,075

		1,507,963

Internet Software & Services—1.0%
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	1,245,000	1,307,250

IT Services—1.7%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	535,000	537,675
First Data Corp.:
8.875% Sr. Sec. Nts., 8/15/20[2]	395,000	423,638
9.875% Sr. Unsec. Nts., 9/24/15	1,075,000	1,109,938
SunGard Data Systems, Inc., 7.625% Sr. Unsec. Nts., 11/15/20	190,000	192,850

		2,264,101

Semiconductors & Semiconductor Equipment—1.2%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20	315,000	326,025
Freescale Semiconductor, Inc., 10.75% Sr. Unsec. Nts., 8/1/20[2]	1,065,000	1,208,775

		1,534,800

Materials—11.0%
Chemicals—3.0%
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18	635,000	661,988
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC:
8.875% Sr. Sec. Nts., 2/1/18	800,000	836,000
9% Sec. Nts., 11/15/20	380,000	391,400
Lyondell Chemical Co., 8% Sr. Sec. Nts., 11/1/17[2]	716,000	798,340
Momentive Performance Materials, Inc., 9% Sec. Nts., 1/15/21	1,255,000	1,286,375

		3,974,103

Construction Materials—0.7%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[2]	435,000	438,263
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18[2]	540,000	514,350

		952,613

Containers & Packaging—1.8%
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	940,000	914,150
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19[2]	650,000	654,875
Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14	755,000	707,813

		2,276,838

Metals & Mining—0.9%
Aleris International, Inc., 7.625% Sr. Nts., 2/15/18[2]	1,200,000	1,203,000
10 | OPPENHEIMER HIGH INCOME FUND/VA

	Principal
	Amount	Value

Paper & Forest Products—4.6%
ABI Escrow Corp., 10.25% Sr. Sec. Nts., 10/15/18[2]	$423,000	$460,013
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[2,4]	1,094,375	1,017,769
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[2]	1,325,000	1,387,938
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16[2]	1,117,000	960,620
Mercer International, Inc., 9.50% Sr. Unsec. Nts., 12/1/17	570,000	614,175
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14	1,370,000	1,284,375
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[2]	375,000	310,313

		6,035,203

Telecommunication Services—4.1%
Diversified Telecommunication Services—2.5%
Broadview Networks Holdings, Inc., 11.375% Sr. Sec. Nts., 9/1/12	340,000	323,850
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17	305,000	308,050
8.75% Sr. Unsec. Sub. Nts., 3/15/18	350,000	334,250
Intelsat Bermuda Ltd.:
11.25% Sr. Unsec. Nts., 2/4/17	635,000	683,419
12.50% Sr. Unsec. Nts., 2/4/17[4]	328,710	354,185
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19[2]	975,000	1,009,125
Windstream Corp., 8.125% Sr. Unsec. Unsub. Nts., 9/1/18	305,000	324,825
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10[3]	1,000,000	—

		3,337,704

Wireless Telecommunication Services—1.6%
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	1,310,000	1,287,075
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	780,000	774,150

		2,061,225

Utilities—5.1%
Electric Utilities—2.6%
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	1,065,000	867,975
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	757,000	810,714
Texas Competitive Electric Holdings Co. LLC:
10.25% Sr. Unsec. Nts., Series A, 11/1/15	2,325,000	1,418,250
10.25% Sr. Unsec. Nts., Series B, 11/1/15	410,000	248,050

		3,344,989

Energy Traders—2.4%
Energy Future Holdings Corp.,10% Sr. Sec. Nts., 1/15/20	780,000	831,446
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18[2]	75,000	76,125
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[2]	1,295,000	1,380,794
GenOn Energy, Inc.:
9.50% Sr. Unsec. Nts., 10/15/18	415,000	433,675
9.875% Sr. Unsec. Nts., 10/15/20	415,000	435,750
United Maritime Group LLC, 11.75% Sr. Sec. Nts., 6/15/15	15,000	15,750

		3,173,540

Gas Utilities—0.1%
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Nts., 5/1/21[2]	170,000	161,500

Total Corporate Bonds and Notes (Cost $114,408,633)		115,340,455

	Shares

Preferred Stocks—1.9%
Ally Financial, Inc., 7%, Non-Vtg.[2]	1,479	1,390,075
GMAC Capital Trust I, 8.125% Cum.	10,000	256,000
Greektown Superholdings, Inc., Series A-1[7]	11,550	826,287

Total Preferred Stocks (Cost $2,657,315)		2,472,362

Common Stocks—3.6%
AbitibiBowater, Inc.[7]	27,638	561,051
American Media Operations, Inc.[7]	58,065	929,040
Dana Holding Corp.[7]	19,738	361,205
Gaylord Entertainment Co., Cl. A7	21,382	641,460
Global Aviation Holdings, Inc.[7]	300	3,000
Greektown Superholdings, Inc.[7]	874	58,165
Kaiser Aluminum Corp.	458	25,016
Linn Energy LLC	9,065	354,170
LyondellBasell Industries NV, Cl. A	18,740	721,865
Orbcomm, Inc.[7]	1,127	3,528
Visteon Corp.[7]	15,377	1,051,941

Total Common Stocks (Cost $6,225,583)		4,710,441

	Units

Rights, Warrants and Certificates—0.1%
ASG Warrant Corp. Wts., Strike Price $0.01, Exp. 5/15/18[1,7]	1,030	128,750
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17[7]	11,017	396

Total Rights, Warrants and Certificates (Cost $49,050)		129,146
11 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Loan Participations—2.0%
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 2/15/18[6]	$155,000	$158,875
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 4.655%, 10/19/15[4,6]	2,444,195	1,717,047
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/31/15	696,875	743,914

Total Loan Participations (Cost $2,272,201)		2,619,836

Investment Company—2.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[8,9] (Cost $2,999,927)	2,999,927	2,999,927
Total Investments, at Value (Cost $128,612,709)	97.6%	128,272,167
Other Assets Net of Liabilities	2.4	3,160,347

Net Assets	100.0%	$131,432,514

Footnotes to Statement of Investments
1. Restricted security. The aggregate value of restricted securities as of June 30, 2011 was $2,707,500, which represents 2.06% of the Fund’s net assets. See Note 5 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

ASG Warrant Corp. Wts., Strike Price $0.01, Exp. 5/15/18	4/28/10-8/19/10	$49,050	$128,750	$79,700
Interactive Data Corp., 10.25% Sr. Nts., 8/1/18	7/20/10	230,000	253,575	23,575
Real Time Data Co., 11% Nts., 5/31/09	6/30/99-5/31/01	365,810	—	(365,810)
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15	4/28/10-5/4/11	703,577	755,550	51,973
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17	8/13/10-5/3/11	1,441,862	1,569,625	127,763

		$2,790,299	$2,707,500	$(82,799)

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $52,884,315 or 40.24% of the Fund’s net assets as of June 30, 2011.

3.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

4.	Interest or dividend is paid-in-kind, when applicable.

5.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

6.	Represents the current interest rate for a variable or increasing rate security.

7.	Non-income producing security.

8.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	June 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	4,033,152	32,523,279	33,556,504	2,999,927

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$2,999,927	$4,188

9.	Rate shown is the 7-day yield as of June 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
12 | OPPENHEIMER HIGH INCOME FUND/VA

Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2011 based on valuation input level:

	Level 1—	Level 2—	Level 3—
	Unadjusted	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value

Assets Table
Investments, at Value:
Corporate Bonds and Notes	$—	$115,340,455	$—	$115,340,455
Preferred Stocks	—	1,646,075	826,287	2,472,362
Common Stocks	2,668,295	1,980,981	61,165	4,710,441
Rights, Warrants and Certificates	—	128,750	396	129,146
Loan Participations	—	2,619,836	—	2,619,836
Investment Company	2,999,927	—	—	2,999,927

Total Assets	$5,668,222	$121,716,097	$887,848	$128,272,167

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in
			unrealized			Transfer
	Value as of	Realized	appreciation/			out of	Value as of
	December 31, 2010	gain (loss)	depreciation	Purchase	Sales	Level 3	June 30, 2011

Assets Table
Investments, at Value:
Common Stocks	$1,036,161	$(208,776)	$964,574	$—	$—	$(1,730,794)	$61,165
Corporate Bonds	87,082	(457,059)	(834,139)	1,312,570	(108,454)	—	—
Preferred Stock	1,226,957	(1,097,476)	696,806	—	—	—	826,287
Rights, Warrants and Certificates	403	(3,172,834)	3,172,827	—	—	—	396

Total Assets	$2,350,603	$(4,936,145)	$4,000,068	$1,312,570	$(108,454)	$(1,730,794)	$887,848

The total change in unrealized appreciation/depreciation included in the statement of operations attributable to level 3 investments still held at June 30, 2011 includes:

Change in
unrealized
appreciation/
depreciation

Corporate Bonds and Notes	$(261)
Preferred Stocks	(328,713)
Common Stocks	(28,204)
Rights, Warrants and Certificates	396

Total	$(27,808)

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited

June 30, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $125,612,782)	$125,272,240
Affiliated companies (cost $2,999,927)	2,999,927

128,272,167

Receivables and other assets:
Interest, dividends and principal paydowns	2,640,094
Shares of beneficial interest sold	693,312
Other	71,689

Total assets	131,677,262

Liabilities
Bank overdraft	11,965
Payables and other liabilities:
Shares of beneficial interest redeemed	73,879
Shareholder communications	71,931
Distribution and service plan fees	45,591
Trustees’ compensation	13,324
Transfer and shareholder servicing agent fees	11,059
Legal, auditing and other professional fees	10,391
Other	6,608

Total liabilities	244,748

Net Assets	$131,432,514

Composition of Net Assets
Par value of shares of beneficial interest	$64,032
Additional paid-in capital	353,756,829
Accumulated net investment income	5,311,861
Accumulated net realized loss on investments	(227,359,666)
Net unrealized depreciation on investments	(340,542)

Net Assets	$131,432,514

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $54,637,007 and 26,742,258 shares of beneficial interest outstanding)	$2.04
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $63,084,409 and 30,684,244 shares of beneficial interest outstanding)	$2.06
Class 3 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $5,368,558 and 2,603,334 shares of beneficial interest outstanding)	$2.06
Class 4 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $8,342,540 and 4,001,676 shares of beneficial interest outstanding)	$2.08

See accompanying Notes to Financial Statements.
14 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended June 30, 2011

Investment Income
Interest	$6,243,825
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $281)	59,907
Affiliated companies	4,188

Total investment income	6,307,920

Expenses
Management fees	523,573
Distribution and service plan fees:
Service shares	80,087
Class 4 shares	10,794
Transfer and shareholder servicing agent fees:
Non-Service shares	30,240
Service shares	32,040
Class 3 shares	3,205
Class 4 shares	4,324
Shareholder communications:
Non-Service shares	15,935
Service shares	16,787
Class 3 shares	1,687
Class 4 shares	2,261
Trustees’ compensation	5,040
Custodian fees and expenses	4,891
Administration service fees	750
Other	27,973

Total expenses	759,587
Less waivers and reimbursements of expenses	(145,322)

Net expenses	614,265

Net Investment Income	5,693,655

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	1,969,470
Net change in unrealized appreciation/depreciation on investments	(440,958)

Net Increase in Net Assets Resulting from Operations	$7,222,167

See accompanying Notes to Financial Statements.
15 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2011	December 31,
	(Unaudited)	2010

Operations
Net investment income	$5,693,655	$12,056,923
Net realized gain	1,969,470	6,278,337
Net change in unrealized appreciation/depreciation	(440,958)	(249,331)

Net increase in net assets resulting from operations	7,222,167	18,085,929

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,402,411)	(3,674,586)
Service shares	(5,518,442)	(3,877,767)
Class 3 shares	(555,527)	(304,126)
Class 4 shares	(704,748)	(385,856)

	(12,181,128)	(8,242,335)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(4,780,413)	(10,126,348)
Service shares	1,618,779	(5,260,981)
Class 3 shares	(434,422)	929,124
Class 4 shares	1,104,519	(118,291)

	(2,491,537)	(14,576,496)

Net Assets
Total decrease	(7,450,498)	(4,732,902)
Beginning of period	138,883,012	143,615,914

End of period (including accumulated net investment income of $5,311,861 and $11,799,334, respectively)	$131,432,514	$138,883,012

See accompanying Notes to Financial Statements.
16 | OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2011				Year Ended December 31,
Non-Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$2.13	$1.98	$1.58	$7.95	$8.55	$8.44

Income (loss) from investment operations:
Net investment income[1]	.09	.18	.17	.54	.57	.58
Net realized and unrealized gain (loss)	.01	.10	.23	(6.44)	(.56)	.17

Total from investment operations	.10	.28	.40	(5.90)	.01	.75

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.13)	—	(.47)	(.61)	(.64)

Net asset value, end of period	$2.04	$2.13	$1.98	$1.58	$7.95	$8.55

Total Return, at Net Asset Value[2]	4.86%	14.81%	25.32%	(78.67)%	(0.10)%	9.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,637	$61,563	$67,385	$111,040	$294,819	$361,445

Average net assets (in thousands)	$60,968	$59,598	$71,782	$211,186	$335,702	$365,154

Ratios to average net assets:[3]
Net investment income	8.29%	9.01%	9.78%	9.30%	6.96%	7.05%
Total expenses[4]	0.96%	0.98%	0.94%	0.80%	0.75%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.69%	0.57%	0.78%	0.74%	0.74%

Portfolio turnover rate	33%	132%	128%	53%[5]	67%[5]	57%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	0.96%
Year Ended December 31, 2010	0.98%
Year Ended December 31, 2009	0.96%
Year Ended December 31, 2008	0.80%
Year Ended December 31, 2007	0.76%
Year Ended December 31, 2006	0.74%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$40,240,084	$41,196,921
Year Ended December 31, 2007	$30,798,147	$24,096,458
See accompanying Notes to Financial Statements.
17 | OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2011				Year Ended December 31,
Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$2.14	$1.99	$1.58	$7.89	$8.50	$8.39

Income (loss) from investment operations:
Net investment income[1]	.08	.17	.16	.54	.55	.56
Net realized and unrealized gain (loss)	.03	.10	.25	(6.40)	(.57)	.17

Total from investment operations	.11	.27	.41	(5.86)	(.02)	.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.12)	—	(.45)	(.59)	(.62)

Net asset value, end of period	$2.06	$2.14	$1.99	$1.58	$7.89	$8.50

Total Return, at Net Asset Value[2]	5.10%	14.44%	25.95%	(78.57)%	(0.47)%	9.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,084	$63,713	$64,440	$43,375	$157,333	$173,299

Average net assets (in thousands)	$64,593	$63,661	$54,202	$116,236	$169,569	$160,703

Ratios to average net assets:[3]
Net investment income	8.04%	8.76%	9.60%	9.13%	6.71%	6.80%
Total expenses[4]	1.21%	1.23%	1.21%	1.05%	1.01%	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.94%	0.80%	1.03%	1.00%	1.00%

Portfolio turnover rate	33%	132%	128%	53%[5]	67%[5]	57%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	1.21%
Year Ended December 31, 2010	1.23%
Year Ended December 31, 2009	1.23%
Year Ended December 31, 2008	1.05%
Year Ended December 31, 2007	1.02%
Year Ended December 31, 2006	1.00%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$40,240,084	$41,196,921
Year Ended December 31, 2007	$30,798,147	$24,096,458
See accompanying Notes to Financial Statements.
18 | OPPENHEIMER HIGH INCOME FUND/VA

	Six Months
	Ended
	June 30, 2011			Year Ended December 31,
Class 3 Shares	(Unaudited)	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$2.14	$1.99	$1.57	$7.98	$8.26

Income (loss) from investment operations:
Net investment income[2]	.09	.18	.17	.56	.37
Net realized and unrealized gain (loss)	.02	.10	.25	(6.50)	(.65)

Total from investment operations	.11	.28	.42	(5.94)	(.28)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.13)	—	(.47)	—

Net asset value, end of period	$2.06	$2.14	$1.99	$1.57	$7.98

Total Return, at Net Asset Value[3]	5.28%	14.69%	26.75%	(78.89)%	(3.39)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,369	$6,034	$4,684	$1,582	$4,921

Average net assets (in thousands)	$6,459	$5,279	$3,568	$5,292	$3,750

Ratios to average net assets:[4]
Net investment income	8.29%	8.97%	9.86%	9.29%	6.90%
Total expenses[5]	0.96%	0.99%	0.97%	0.80%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.69%	0.53%	0.78%	0.75%

Portfolio turnover rate	33%	132%	128%	53%[6]	67%[6]

1.	For the period from May 1, 2007 (inception of offering) to December 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	0.96%
Year Ended December 31, 2010	0.99%
Year Ended December 31, 2009	0.99%
Year Ended December 31, 2008	0.80%
Period Ended December 31, 2007	0.77%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$40,240,084	$41,196,921
Period Ended December 31, 2007	$30,798,147	$24,096,458
See accompanying Notes to Financial Statements.
19 | OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL HIGHLI GHTS Continued

	Six Months
	Ended
	June 30, 2011			Year Ended December 31,
Class 4 Shares	(Unaudited)	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$2.16	$2.01	$1.59	$7.97	$8.26

Income (loss) from investment operations:
Net investment income[2]	.09	.18	.16	.54	.36
Net realized and unrealized gain (loss)	.02	.09	.26	(6.46)	(.65)

Total from investment operations	.11	.27	.42	(5.92)	(.29)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.12)	—	(.46)	—

Net asset value, end of period	$2.08	$2.16	$2.01	$1.59	$7.97

Total Return, at Net Asset Value[3]	5.01%	14.27%	26.42%	(78.63)%	(3.51)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,343	$7,573	$7,107	$4,167	$9,476

Average net assets (in thousands)	$8,711	$7,278	$6,285	$10,658	$7,201

Ratios to average net assets:[4]
Net investment income	8.04%	8.74%	9.62%	9.00%	6.61%
Total expenses[5]	1.21%	1.23%	1.19%	1.07%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.94%	0.80%	1.05%	1.04%

Portfolio turnover rate	33%	132%	128%	53%[6]	67%[6]

1.	For the period from May 1, 2007 (inception of offering) to December 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	1.21%
Year Ended December 31, 2010	1.23%
Year Ended December 31, 2009	1.21%
Year Ended December 31, 2008	1.07%
Period Ended December 31, 2007	1.06%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$40,240,084	$41,196,921
Period Ended December 31, 2007	$30,798,147	$24,096,458
See accompanying Notes to Financial Statements.
20 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer High Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income from investment in high-yield, fixed-income securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares being designated as Service shares and Class 4 shares are subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed (either by selling or exchanging to another Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
21 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. As of June 30, 2011, the Manager determined the fair valuation of certain common and preferred stock based on internally developed models. Such investments have been classified as Level 3 instruments.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2011 is as follows:

Cost	$2,446,880
Market Value	$—
Market Value as a % of Net Assets	0.00%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
22 | OPPENHEIMER HIGH INCOME FUND/VA

During the fiscal year ended December 31, 2010, the Fund utilized $4,432,223 of capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2010, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Expiring

2011	$8,529,303
2012	128,504
2016	48,495,519
2017	171,938,143

Total	$229,091,469

As of June 30, 2011, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $227,121,999 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2011, it is estimated that the Fund will utilize $1,969,470 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
     The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$129,041,138

Gross unrealized appreciation	$5,594,028
Gross unrealized depreciation	(6,362,999)

Net unrealized depreciation	$(768,971)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
23 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	2,139,222	$4,549,354	11,152,476	$21,983,381
Dividends and/or distributions reinvested	2,648,241	5,402,411	1,954,567	3,674,586
Redeemed	(7,012,343)	(14,732,178)	(18,147,101)	(35,784,315)

Net decrease	(2,224,880)	$(4,780,413)	(5,040,058)	$(10,126,348)

24 | OPPENHEIMER HIGH INCOME FUND/VA

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Service Shares
Sold	1,542,012	3,235,275	2,939,505	5,849,488
Dividends and/or distributions reinvested	2,691,923	5,518,442	2,040,930	3,877,767
Redeemed	(3,389,607)	(7,134,938)	(7,528,455)	(14,988,236)

Net increase (decrease)	844,328	$1,618,779	(2,548,020)	$(5,260,981)

Class 3 Shares
Sold	572,587	1,222,127	2,054,702	4,093,320
Dividends and/or distributions reinvested	269,673	555,527	160,066	304,126
Redeemed	(1,055,776)	(2,212,076)[1]	(1,747,107)	(3,468,322)[2]

Net increase (decrease)	(213,516)	$(434,422)	467,661	$929,124

Class 4 Shares
Sold	1,139,600	2,458,346	1,725,510	3,440,558
Dividends and/or distributions reinvested	338,821	704,748	200,967	385,856
Redeemed	(978,268)	(2,058,575)[1]	(1,958,189)	(3,944,705)[2]

Net increase (decrease)	500,153	$1,104,519	(31,712)	$(118,291)

1.	Net of redemption fees of $281 and $180 for Class 3 and Class 4 shares, respectively.

2.	Net of redemption fees of $3,684 and $7,734 for Class 3 and Class 4 shares, respectively.

3.	Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$41,173,324	$47,482,148

4.	Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.50
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2011, the Fund paid $70,402 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares and Class 4 Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares and Class 4 shares. Under the Plan, payments are made
25 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
4. Fees and Other Transactions with Affiliates Continued
periodically at an annual rate of 0.25% of the daily net assets of Service shares and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares and Class 4 shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares and Class 4 shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service and Class 3 shares and 1.00% for Service and Class 4 shares. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $61,960, $65,694, $6,583 and $8,931 for Non-Service, Service, Class 3 and Class 4 shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $2,154 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
5. Restricted Securities
As of June 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
26 | OPPENHEIMER HIGH INCOME FUND/VA

     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
27 | OPPENHEIMER HIGH INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
28 | OPPENHEIMER HIGH INCOME FUND/VA

OPPENHEIMER HIGH INCOME FUND/ VA

A Series of Oppenheimer Variable Accounts

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Joseph Welsh, Vice President and Portfolio Manager
Arthur S. Gabinet, Secretary
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
©2011 OppenheimerFunds, Inc. All rights reserved.

June 30, 2011

Oppenheimer

Main Street Fund®/VA

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Top Holdings

Financial Statements

OppenheimerFunds®
The Right Way to Invest

June 30, 2011 Oppenheimer Main Street Fund®/VA A Series of Oppenheimer Variable Account Funds Semiannual Report SEMI ANNUAL REPORT Fund Performance Discussion Listing of Top Holdings Financial Statements

OPPENHEIMER MAIN STREET FUND®/VA
Portfolio Managers: Manind Govil and Benjamin Ram
Cumulative Total Returns
For the 6-Month Period Ended 6/30/11

Non-Service Shares	2.79%
Service Shares	2.60
Average Annual Total Returns
For the Periods Ended 6/30/11

	1-Year	5-Year	10-Year

Non-Service Shares	28.44%	1.89%	2.58%
Service Shares	28.08	1.63	2.33
Expense Ratios
For the Fiscal Year Ended 12/31/10

Non-Service Shares	0.78%
Service Shares	1.03
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. Expense ratios are as stated in the Fund’s prospectus current as of the date of this report.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total market value of common stocks.
Top Ten Common Stock Holdings

Apple, Inc.	5.0%
Chevron Corp.	4.7
Occidental Petroleum Corp.	4.4
CIT Group, Inc.	3.8
eBay, Inc.	3.5
Philip Morris International, Inc.	3.2
United Parcel Service, Inc., Cl. B	3.1
Citigroup, Inc.	3.0
Ford Motor Co.	3.0
JPMorgan Chase & Co.	3.0
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on net assets.
2 | OPPENHEIMER MAIN STREET FUND/VA

FUND PERFORMANCE DISCUSSION
For the six-month reporting period ended June 30, 2011, the Fund’s Non-Service Shares produced a return of 2.79%. The S&P 500 Index produced a return of 6.02% over the same period. The Fund achieved solid relative performance in the consumer staples, materials and industrials sectors, but results from the financials and consumer discretionary sectors underperformed relative to the S&P 500 Index. Stock selection in the financials and consumer discretionary sectors detracted from relative performance, as certain Fund holdings in those sectors were negatively impacted by market volatility and a dampening of consumer sentiment over the period.
Economic and Market Overview
At the beginning of the reporting period, encouraging data from the U.S. labor market, including a declining unemployment rate, seemed to indicate that the long-awaited revival of consumer and business confidence was at hand. The global economy also appeared to provide reasons for an upbeat outlook. In Europe, policymakers continued to take measures to contain the sovereign debt problems of peripheral Europe and, in February, strong corporate earnings led to an upward revision of the European Central Bank’s 2011 growth forecast. Fears that had surfaced in 2010 over rising inflationary pressures in the fast-growing emerging markets lessened to a degree as the new year began.
     While the markets generally performed well in the first four months of 2011, a number of dramatic global events created increased market volatility. A wave of political unrest in North Africa and the Middle East sparked worries that disruptions in oil production might derail the global economic recovery. Although energy prices surged higher, investors retained their optimism and riskier asset classes, such as stocks and higher-yielding fixed-income securities, generally continued to rally. Investors encountered another unexpected shock when a catastrophic natural disaster followed by a nuclear crisis hit Japan, one of the world’s largest economies and a key exporter of industrial components to many countries and industries, including U.S. automobile manufacturers. However, the disruptions to the global supply chain proved significantly less severe than originally anticipated and, after a brief pullback, the markets continued to climb higher.
     In April 2011, market concerns resurfaced when Greece again teetered on the brink of defaulting on its sovereign debt, rekindling worries from 2010 that fiscal instability might spread to other parts of Europe. At the same time, a debate regarding government spending and borrowing intensified in the United States, causing a renewed sense of uncertainty among businesses and consumers as the August 2 deadline to raise the U.S. government’s debt ceiling loomed. Additionally, the Fed’s latest round of quantitative easing measures labeled “QE2” officially ended on June 30, further contributing to questions around what the Fed’s next move would be. Behind this backdrop, by period end, job creation had slowed to a crawl, the unemployment rate moved higher and consumers reined in spending. Despite the volatility and dramatic headlines, overall the global markets finished the second half of the reporting period in positive territory, reflective of healthy balance sheets of many multinational corporations, continued growth in developing markets and the ongoing economic recoveries in the U.S., Canada and in much of Western Europe.
Fund Review
The top contributor for the Fund during the period was health care insurer WellPoint, Inc., which rebounded from previous weakness amid rising enrollment trends and a deceleration in the rise of medical costs. Tobacco producer Philip Morris International, Inc. advanced due to skillful execution of its business plan, including greater penetration of developing markets. Integrated energy giant Chevron Corp. gained value along with energy-related commodity prices, which proved especially beneficial to its refinery operations. Tyco International Ltd. benefited from mergers-and-acquisitions speculation and a positive outlook for its security division.
     Among detractors from performance, automaker Ford Motor Co.’s stock declined amid deteriorating investor sentiment, despite gains in market share and better-than-expected earnings in the second quarter. In financials, Wells Fargo & Co., like other large banks, underperformed amid concerns regarding low lending demand, elevated foreclosure activity and a more stringent regulatory environment. Results of internet media giant Google, Inc. disappointed investors focused on short-term results due to higher marketing and staffing costs. Google’s market share continues to rise. We exited our position in Wells Fargo & Co. by period end.
3 | OPPENHEIMER MAIN STREET FUND/VA

FUND PERFORMANCE DISCUSSION
Outlook
Although we expect the economic recovery to remain choppy, our extensive analyses of individual companies suggest that corporate fundamentals generally remain strong. Many companies are flush with cash, and earnings have continued to grow. In our judgment, large companies are likely to put idle cash to work through mergers-and-acquisitions activity, share buybacks or dividend increases. As portfolio managers who emphasize a bottom-up stock selection investment approach, the Fund’s strategy is driven primarily by our assessment of the strengths and weaknesses of individual companies.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER MAIN STREET FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2011	June 30, 2011	June 30, 2011

Actual
Non-Service Shares	$1,000.00	$1,027.90	$3.93
Service Shares	1,000.00	1,026.00	5.19

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,020.93	3.92
Service Shares	1,000.00	1,019.69	5.17
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2011 are as follows:

Class	Expense Ratios

Non-Service Shares	0.78%
Service Shares	1.03
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS June 30, 2011 / Unaudited

	Shares	Value

Common Stocks—99.2%
Consumer Discretionary—11.0%
Automobiles—3.0%
Ford Motor Co.[1]	3,392,610	$46,784,092
Hotels, Restaurants & Leisure—2.1%
Hyatt Hotels Corp., Cl. A1	551,688	22,519,904
McDonald’s Corp.	126,426	10,660,240

		33,180,144

Media—2.9%
McGraw-Hill Cos., Inc. (The)	1,067,391	44,734,357
Specialty Retail—3.0%
AutoZone, Inc.[1]	87,300	25,740,405
TJX Cos., Inc. (The)	415,780	21,840,923

		47,581,328

Consumer Staples—11.1%
Beverages—2.4%
Dr. Pepper Snapple Group, Inc.	883,940	37,063,604
Food Products—5.5%
General Mills, Inc.	703,860	26,197,669
J.M. Smucker Co. (The)	99,760	7,625,654
Mead Johnson Nutrition Co., Cl. A	441,982	29,855,884
Sara Lee Corp.	1,164,100	22,106,259

		85,785,466

Tobacco—3.2%
Philip Morris International, Inc.	758,359	50,635,630
Energy—12.4%
Oil, Gas & Consumable Fuels—12.4%
Chevron Corp.	711,289	73,148,961
Enterprise Products Partners LP	346,070	14,953,685
Kinder Morgan, Inc.	400,860	11,516,708
Noble Energy, Inc.	227,530	20,393,514
Occidental Petroleum Corp.	662,440	68,920,258
Plains All American Pipeline LP	98,141	6,281,024

		195,214,150

Financials—17.2%
Capital Markets—2.6%
Blackstone Group LP (The)	1,042,500	17,263,800
State Street Corp.	553,142	24,941,173

		42,204,973

Commercial Banks—3.8%
CIT Group, Inc.[1]	1,336,890	59,170,751
Diversified Financial Services—6.0%
Citigroup, Inc.	1,130,989	47,094,382
JPMorgan Chase & Co.	1,139,350	46,644,989

		93,739,371

Insurance—4.8%
Aflac, Inc.	390,830	18,243,944
Genworth Financial, Inc., Cl. A	684,030	7,031,828
Marsh & McLennan Cos., Inc.	510,710	15,929,045
Progressive Corp.	1,587,850	33,948,233

		75,153,050

Health Care—12.9%
Biotechnology—2.8%
Celgene Corp.[1]	600,872	36,244,599
Human Genome Sciences, Inc.[1]	298,700	7,330,098

		43,574,697

Health Care Equipment & Supplies—0.2%
Intuitive Surgical, Inc.[1]	7,070	2,630,818
Health Care Providers & Services—2.5%
WellPoint, Inc.	509,880	40,163,248
Life Sciences Tools & Services—0.3%
Waters Corp.[1]	53,800	5,150,812
Pharmaceuticals—7.1%
Abbott Laboratories	797,140	41,945,507
Allergan, Inc.	103,830	8,643,848
Bristol-Myers Squibb Co.	714,890	20,703,214
Hospira, Inc.[1]	284,640	16,127,702
Teva Pharmaceutical Industries Ltd., Sponsored ADR	491,490	23,699,648

		111,119,919

Industrials—8.6%
Aerospace & Defense—1.0%
Boeing Co. (The)	225,280	16,654,950
Air Freight & Logistics—3.1%
United Parcel Service, Inc., Cl. B	658,600	48,031,698
Construction & Engineering—0.6%
KBR, Inc.	245,214	9,242,116
Industrial Conglomerates—2.6%
Tyco International Ltd.	834,340	41,241,426
Road & Rail—1.3%
CSX Corp.	480,870	12,608,411
Norfolk Southern Corp.	95,710	7,171,550

		19,779,961
6 | OPPENHEIMER MAIN STREET FUND/VA

	Shares	Value

Information Technology—19.3%
Communications Equipment—2.9%
QUALCOMM, Inc.	797,631	$45,297,464
Computers & Peripherals—5.2%
Apple, Inc.[1]	236,192	79,282,569
Western Digital Corp.[1]	88,640	3,224,723

		82,507,292

Internet Software & Services—5.8%
eBay, Inc.[1]	1,707,515	55,101,509
Google, Inc., Cl. A1	72,160	36,540,381

		91,641,890

IT Services—0.5%
Visa, Inc., Cl. A	91,690	7,725,799
Semiconductors & Semiconductor Equipment—1.4%
Marvell Technology Group Ltd.[1]	1,440,890	21,274,741
Software—3.5%
Check Point Software Technologies Ltd.[1]	281,160	15,983,946
Microsoft Corp.	1,473,907	38,321,582

		54,305,528

Materials—2.1%
Chemicals—1.9%
Praxair, Inc.	278,280	30,162,769
Metals & Mining—0.2%
Glencore International plc[1]	389,000	3,065,450
Telecommunication Services—2.3%
Wireless Telecommunication Services—2.3%
America Movil SAB de CV, ADR, Series L	667,306	35,954,449
Utilities—2.3%
Energy Traders—2.3%
AES Corp. (The)[1]	2,876,390	36,645,209

Total Common Stocks (Cost $1,196,597,577)		1,557,417,152

Investment Company—1.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[2,3] (Cost $18,636,976)	18,636,976	18,636,976

Total Investments, at Value (Cost $1,215,234,553)	100.4%	1,576,054,128
Liabilities in Excess of Other Assets	(0.4)	(5,901,667)

Net Assets	100.0%	$1,570,152,461

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	June 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	21,709,488	202,037,010	205,109,522	18,636,976

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$18,636,976	$29,089

3.	Rate shown is the 7-day yield as of June 30, 2011.
7 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2011 based on valuation input level:

	Level 1–	Level 2–	Level 3–
	Unadjusted	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$172,279,921	$—	$—	$172,279,921
Consumer Staples	173,484,700	—	—	173,484,700
Energy	195,214,150	—	—	195,214,150
Financials	270,268,145	—	—	270,268,145
Health Care	202,639,494	—	—	202,639,494
Industrials	134,950,151	—	—	134,950,151
Information Technology	302,752,714	—	—	302,752,714
Materials	33,228,219	—	—	33,228,219
Telecommunication Services	35,954,449	—	—	35,954,449
Utilities	36,645,209	—	—	36,645,209
Investment Company	18,636,976	—	—	18,636,976

Total Assets	$1,576,054,128	$—	$—	$1,576,054,128

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
8 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,196,597,577)	$1,557,417,152
Affiliated companies (cost $18,636,976)	18,636,976

1,576,054,128
Cash	3,519,429
Receivables and other assets:
Dividends	1,683,168
Other	51,164

Total assets	1,581,307,889

Liabilities
Payables and other liabilities:
Investments purchased	7,865,250
Shares of beneficial interest redeemed	2,123,188
Distribution and service plan fees	688,923
Shareholder communications	293,935
Transfer and shareholder servicing agent fees	126,218
Trustees’ compensation	39,796
Other	18,118

Total liabilities	11,155,428

Net Assets	$1,570,152,461

Composition of Net Assets
Par value of shares of beneficial interest	$74,151
Additional paid-in capital	1,587,995,766
Accumulated net investment income	7,499,128
Accumulated net realized loss on investments and foreign currency transactions	(386,236,159)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	360,819,575

Net Assets	$1,570,152,461

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $435,531,640 and 20,461,094 shares of beneficial interest outstanding)	$21.29
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,134,620,821 and 53,690,143 shares of beneficial interest outstanding)	$21.13
See accompanying Notes to Financial Statements.
9 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2011

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $14,683)	$12,211,425
Affiliated companies	29,089
Interest	690

Total investment income	12,241,204

Expenses
Management fees	5,247,259
Distribution and service plan fees—Service shares	1,443,779
Transfer and shareholder servicing agent fees:
Non-Service shares	227,578
Service shares	577,532
Shareholder communications:
Non-Service shares	39,365
Service shares	99,708
Trustees’ compensation	32,261
Custodian fees and expenses	5,451
Administration service fees	750
Other	39,197

Total expenses	7,712,880
Less waivers and reimbursements of expenses	(15,827)

Net expenses	7,697,053

Net Investment Income	4,544,151

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	50,370,975
Foreign currency transactions	115

Net realized gain	50,371,090
Net change in unrealized appreciation/depreciation on:
Investments	(11,097,572)
Translation of assets and liabilities denominated in foreign currencies	(38,141)

Net change in unrealized appreciation/depreciation	(11,135,713)

Net Increase in Net Assets Resulting from Operations	$43,779,528

See accompanying Notes to Financial Statements.
10 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2011	December 31,
	(Unaudited)	2010

Operations
Net investment income	$4,544,151	$12,343,744
Net realized gain	50,371,090	122,769,693
Net change in unrealized appreciation/depreciation	(11,135,713)	110,123,026

Net increase in net assets resulting from operations	43,779,528	245,236,463

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,755,987)	(5,119,114)
Service shares	(6,566,777)	(11,011,249)

	(10,322,764)	(16,130,363)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(43,361,869)	(66,941,748)
Service shares	(75,118,102)	(135,835,930)

	(118,479,971)	(202,777,678)

Net Assets
Total increase (decrease)	(85,023,207)	26,328,422
Beginning of period	1,655,175,668	1,628,847,246

End of period (including accumulated net investment income of $7,499,128 and $13,277,741, respectively)	$1,570,152,461	$1,655,175,668

See accompanying Notes to Financial Statements.
11 | OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2011				Year Ended December 31,
Non-Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$20.88	$18.18	$14.56	$25.61	$24.78	$21.79

Income (loss) from investment operations:
Net investment income[1]	.08	.17	.21	.29	.33	.27
Net realized and unrealized gain (loss)	.50	2.73	3.71	(9.64)	.75	2.98

Total from investment operations	.58	2.90	3.92	(9.35)	1.08	3.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.17)	(.20)	(.30)	(.32)	(.25)	(.26)
Distributions from net realized gain	—	—	—	(1.38)	—	—

Total dividends and/or distributions to shareholders	(.17)	(.20)	(.30)	(1.70)	(.25)	(.26)

Net asset value, end of period	$21.29	$20.88	$18.18	$14.56	$25.61	$24.78

Total Return, at Net Asset Value[2]	2.79%	16.11%	28.29%	(38.47)%	4.43%	15.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$435,531	$469,720	$474,637	$432,360	$907,727	$1,046,146

Average net assets (in thousands)	$458,794	$454,937	$430,517	$670,994	$1,006,655	$1,054,522

Ratios to average net assets:[3]
Net investment income	0.74%	0.93%	1.35%	1.42%	1.28%	1.19%
Total expenses[4]	0.78%	0.78%	0.78%	0.66%	0.65%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.78%	0.78%	0.66%	0.65%	0.66%

Portfolio turnover rate	21%	45%	128%	132%	111%	100%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	0.78%
Year Ended December 31, 2010	0.78%
Year Ended December 31, 2009	0.78%
Year Ended December 31, 2008	0.66%
Year Ended December 31, 2007	0.65%
Year Ended December 31, 2006	0.66%
See accompanying Notes to Financial Statements.
12 | OPPENHEIMER MAIN STREET FUND/VA

	Six Months
	Ended
	June 30, 2011				Year Ended December 31,
Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$20.71	$18.04	$14.42	$25.38	$24.58	$21.63

Income (loss) from investment operations:
Net investment income[1]	.05	.13	.17	.24	.26	.22
Net realized and unrealized gain (loss)	.49	2.70	3.70	(9.56)	.75	2.95

Total from investment operations	.54	2.83	3.87	(9.32)	1.01	3.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.12)	(.16)	(.25)	(.26)	(.21)	(.22)
Distributions from net realized gain	—	—	—	(1.38)	—	—

Total dividends and/or distributions to shareholders	(.12)	(.16)	(.25)	(1.64)	(.21)	(.22)

Net asset value, end of period	$21.13	$20.71	$18.04	$14.42	$25.38	$24.58

Total Return, at Net Asset Value[2]	2.60%	15.83%	27.99%	(38.63)%	4.15%	14.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,134,621	$1,185,456	$1,154,210	$1,020,103	$1,464,690	$1,099,293

Average net assets (in thousands)	$1,164,321	$1,193,630	$1,029,909	$1,268,430	$1,315,488	$810,181

Ratios to average net assets:[3]
Net investment income	0.49%	0.68%	1.10%	1.20%	1.03%	0.95%
Total expenses[4]	1.03%	1.03%	1.03%	0.91%	0.90%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.03%	1.03%	0.91%	0.90%	0.91%

Portfolio turnover rate	21%	45%	128%	132%	111%	100%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	1.03%
Year Ended December 31, 2010	1.03%
Year Ended December 31, 2009	1.03%
Year Ended December 31, 2008	0.91%
Year Ended December 31, 2007	0.90%
Year Ended December 31, 2006	0.91%
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Main Street Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek high total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through
14 | OPPENHEIMER MAIN STREET FUND/VA

its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
15 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
During the fiscal year ended December 31, 2010, the Fund utilized $118,380,559 of capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2010, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Expiring

2016	$99,612,647
2017	332,195,657

Total	$431,808,304

As of June 30, 2011, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $381,437,214 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2011, it is estimated that the Fund will utilize $50,371,090 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,220,077,592

Gross unrealized appreciation	$367,292,512
Gross unrealized depreciation	(11,315,976)

Net unrealized appreciation	$355,976,536

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded
16 | OPPENHEIMER MAIN STREET FUND/VA

on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	616,769	$13,076,820	2,851,462	$52,574,153
Dividends and/or distributions reinvested	176,503	3,755,987	279,275	5,119,114
Redeemed	(2,824,018)	(60,194,676)	(6,743,462)	(124,635,015)

Net decrease	(2,030,746)	$(43,361,869)	(3,612,725)	$(66,941,748)

Service Shares
Sold	1,137,123	$23,634,468	7,702,331	$136,115,255
Dividends and/or distributions reinvested	310,633	6,566,777	604,682	11,011,249
Redeemed	(5,001,558)	(105,319,347)	(15,049,192)	(282,962,434)

Net decrease	(3,553,802)	$(75,118,102)	(6,742,179)	$(135,835,930)

17 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$332,186,240	$448,086,838
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2011, the Fund paid $819,373 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $15,827 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or
18 | OPPENHEIMER MAIN STREET FUND/VA

no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
19 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted
for as Hedging Instruments	Foreign currency transactions

Foreign exchange contracts	$(8,881)
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     During the six months ended June 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy of $73,966.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
     As of June 30, 2011, the Fund had no outstanding forward contracts.
6. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not
20 | OPPENHEIMER MAIN STREET FUND/VA

followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
21 | OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
22 | OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND®/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Manind Govil, Vice President and Portfolio Manager
Benjamin Ram, Vice President and Portfolio Manager
Arthur S. Gabinet, Secretary
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2011 OppenheimerFunds, Inc. All rights reserved.

June 30, 2011

Oppenheimer

Main Street Small- & Mid-Cap Fund®/VA*

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Top Holdings

Financial Statements

**Prior to April 29, 2011, the Fund was named "Oppenheimer Main Street Small Cap Fund®/VA"*

OppenheimerFunds®
The Right Way to Invest

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND®/VA
Portfolio Managers: Matthew P. Ziehl, Raymond Anello1 and Raman Vardharaj
Cumulative Total Returns
For the 6-Month Period Ended 6/30/11

Non-Service Shares	7.64%
Service Shares	7.54
Average Annual Total Returns
For the Periods Ended 6/30/11

	1-Year	5-Year	10-Year

Non-Service Shares	34.63%	3.57%	7.58%

			Since
			Inception
	1-Year	5-Year	(7/16/01)

Service Shares	34.23%	3.31%	7.72%
Expense Ratios
For the Fiscal Year Ended 12/31/10

	Gross Expense	Net Expense
	Ratios	Ratios

Non-Service Shares	0.85%	0.80%
Service Shares	1.10	1.05
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. Expense ratios are as stated in the Fund’s prospectus, current as of the date of this report.

1. Effective April 2011.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total market value of common stocks.
Top Ten Common Stock Holdings

Healthspring, Inc.	1.3%
Holly Corp.	1.2
Robert Half International, Inc.	1.2
Semtech Corp.	1.1
MSCI, Inc., Cl. A	1.1
Old Dominion Freight Line, Inc.	1.1
Questcor Pharmaceuticals, Inc.	1.0
IMAX Corp.	1.0
AES Corp. (The)	1.0
Digital Realty Trust, Inc.	0.9
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on net assets.
2 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FUND PERFORMANCE DISCUSSION
For the six-month reporting period ended June 30, 2011, the Fund’s Non-Service Shares produced a return of 7.64%. In comparison, Russell 2500 Index (the “Index”) produced a return of 8.06% and the Russell 2000 Index returned 6.21% over the same period. The Fund’s underperformance was primarily a result of weaker relative stock selection over the first half of the reporting period, when the market was in more of a speculative phase that tended to favor what we consider to be lower-quality securities.
Economic and Market Overview
At the beginning of the reporting period, encouraging data from the U.S. labor market, including a declining unemployment rate, seemed to indicate that the long-awaited revival of consumer and business confidence was at hand. The global economy also appeared to provide reasons for an upbeat outlook. In Europe, policymakers continued to take measures to contain the sovereign debt problems of peripheral Europe and, in February, strong corporate earnings led to an upward revision of the European Central Bank’s 2011 growth forecast. Fears that had surfaced in 2010 over rising inflationary pressures in the fast-growing emerging markets lessened to a degree as the new year began.
     While the markets generally performed well in the first four months of 2011, a number of dramatic global events created increased market volatility. A wave of political unrest in North Africa and the Middle East sparked worries that disruptions in oil production might derail the global economic recovery. Although energy prices surged higher, investors retained their optimism and riskier asset classes, such as stocks and higher-yielding fixed-income securities, generally continued to rally. Investors encountered another unexpected shock when a catastrophic natural disaster followed by a nuclear crisis hit Japan, one of the world’s largest economies and a key exporter of industrial components to many countries and industries, including U.S. automobile manufacturers. However, the disruptions to the global supply chain proved significantly less severe than originally anticipated and, after a brief pullback, the markets continued to climb higher.
     In April 2011, market concerns resurfaced when Greece again teetered on the brink of defaulting on its sovereign debt, rekindling worries from 2010 that fiscal instability might spread to other parts of Europe. At the same time, a debate regarding government spending and borrowing intensified in the United States, causing a renewed sense of uncertainty among businesses and consumers as the August 2 deadline to raise the U.S. government’s debt ceiling loomed. Additionally, the Fed’s latest round of quantitative easing measures labeled “QE2” officially ended on June 30, further contributing to questions around what the Fed’s next move would be. Behind this backdrop, by period end, job creation had slowed to a crawl, the unemployment rate moved higher and consumers reined in spending.
     The macroeconomic setbacks that occurred over the first half of 2011 sparked sharp declines among small- and mid-cap stocks in the final weeks of the period. Small-cap stocks generally lagged broader market averages during this time, but mid-cap stocks held up better, outperforming their large-cap counterparts. In a more uncertain investment climate, investors shifted their focus away from small-cap stocks, and from economically sensitive industry groups to those that historically have held up relatively well in times of economic weakness, such as stocks in the consumer staples sector. Energy, industrials and information technology securities led the stock market retreat in the final three months of the period. Energy firms were hit with higher costs and supply chain interruptions, in part caused by the natural disaster in Japan. The market also saw information technology companies stocks as potentially at risk for supply chain disruptions, particularly those companies domiciled in Japan or with key suppliers based in Japan, which fueled a sell-off in that sector. Despite the volatility and dramatic headlines, the Index finished the second half of the reporting period in positive territory, reflective of healthy balance sheets of many multinational corporations, continued growth in developing markets and the ongoing slow economic recoveries in the U.S., Canada and in much of Western Europe.
Fund Review
The top contributor for the Fund during the reporting period was oil refiner Holly Corp., which saw profit margins expand when it tapped lower-cost sources of crude oil. Holly Corp. and Frontier Oil, two large oil refiners, issued a statement in the first quarter of the year that they had agreed upon an all-stock merger that would give the company a value of approximately $7 billion and would create one of the biggest oil refiners in the western United States.
3 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FUND PERFORMANCE DISCUSSION
The stock rose on the news of the impending completion of the merger, which was completed in July 2011. The Fund maintained a position in the merged company, HollyFrontier Corp. In the consumer discretionary sector, fashion accessories retailer Fossil, Inc. announced better-than-expected financial results stemming from effective cost management, increased demand in its core watch business and robust growth in Asia. The firm continued to build out its brand as it gained momentum as a world leader in watch production and design. In the health care sector, managed care provider HealthSpring, Inc. benefited from rising enrollment trends, particularly in Medicare Advantage programs, as well as a deceleration in the rise of medical costs. Information technology company Polycom, Inc., which makes teleconferencing equipment, benefited performance. Sales and earnings estimates have been rising as the company gains market share with new products, and sales have increased with major equipment reseller partners such as Hewlett-Packard and Microsoft. We trimmed our position as Polycom approached our price target, but continue to expect solid long-term results. Also within information technology, semiconductor equipment manufacturer Varian Semiconductor Equipment Associates, Inc. was acquired by Applied Materials at a premium to its then-prevailing stock price. Health care and information technology were the two strongest outperforming sectors for the Fund relative to the Index.
     Among detractors from performance, mortgage insurance provider MGIC Investment Corp. was hurt by news of ongoing defaults in a persistently troubled U.S. housing market. For-profit education company Cappella Education Co. continued to disappoint when management failed to take decisive action in adjusting to a new regulatory environment, prompting us to sell the Fund’s position in the company. Gastroenterology specialist Salix Pharmaceuticals Ltd. suffered a setback when the U.S. Food and Drug Administration requested additional studies before approval of a new drug. Other laggards over the first half of 2011 included network optimization and security specialist Blue Coat Systems, Inc. and audio technology company Dolby Laboratories, Inc., both of which we exited by period end. On a relative basis, the Fund underperformed the Index primarily in consumer staples and industrials, due to weaker stock selection.
Outlook
Consistent with our bottom-up approach to security selection, we have maintained a generally sector-neutral investment posture that enables us to focus more intently on our stock selection process. As of period end, our extensive analyses of individual companies suggest that corporate fundamentals generally remain strong. Many companies are flush with cash, and earnings have continued to grow. In our judgment, large companies are likely to put idle cash to work by acquiring smaller companies in similar or complementary businesses.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2011	June 30, 2011	June 30, 2011

Actual
Non-Service shares	$1,000.00	$1,076.40	$4.13
Service shares	1,000.00	1,075.40	5.42

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2011 are as follows:

Class	Expense Ratios

Non-Service shares	0.80%
Service shares	1.05
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF INVESTMENTS June 30, 2011 / Unaudited

	Shares	Value

Common Stocks—98.6%
Consumer Discretionary—14.0%
Auto Components—1.5%
American Axle & Manufacturing Holdings, Inc.[1]	107,360	$1,221,757
Autoliv, Inc.	17,280	1,355,616
Dana Holding Corp.[1]	377,740	6,912,642
Drew Industries, Inc.	11,570	286,010
Federal-Mogul Corp.[1]	5,800	132,414
Lear Corp.	43,030	2,301,244
Standard Motor Products, Inc.	20,970	319,373
Superior Industries International, Inc.	30,660	677,893
Tower International, Inc.[1]	540	9,553
TRW Automotive Holdings Corp.[1]	15,300	903,159

		14,119,661

Distributors—0.5%
Pool Corp.	170,510	5,082,903
Diversified Consumer Services—1.0%
Bridgepoint Education, Inc.[1]	59,130	1,478,250
Career Education Corp.[1]	103,840	2,196,216
Coinstar, Inc.[1]	8,400	458,136
DeVry, Inc.	37,400	2,211,462
Education Management Corp.[1]	34,530	826,648
ITT Educational Services, Inc.[1]	10,760	841,862
Lincoln Educational Services Corp.	92,490	1,586,204
Universal Technical Institute, Inc.	21,860	432,172

		10,030,950

Hotels, Restaurants & Leisure—1.9%
AFC Enterprises, Inc.[1]	14,732	242,341
Ameristar Casinos, Inc.	52,040	1,233,868
Bally Technologies, Inc.[1]	159,720	6,497,410
Biglari Holdings, Inc.[1]	120	46,926
Brinker International, Inc.	82,040	2,006,698
Cheesecake Factory, Inc. (The)[1]	39,570	1,241,311
Cracker Barrel Old Country Store, Inc.	120,410	5,937,417
Papa John’s International, Inc.[1]	44,398	1,476,677
Texas Roadhouse, Inc., Cl. A	2,770	48,572

		18,731,220

Household Durables—0.6%
American Greetings Corp., Cl. A	63,540	1,527,502
CSS Industries, Inc.	12,200	255,346
Helen of Troy Ltd.[1]	38,270	1,321,463
La-Z-Boy, Inc.[1]	14,480	142,918
Leggett & Platt, Inc.	11,160	272,081
Toll Brothers, Inc.[1]	127,840	2,651,402

		6,170,712

Leisure Equipment & Products—0.3%
JAKKS Pacific, Inc.[1]	59,630	1,097,788
Mattel, Inc.	12,780	351,322
Sturm, Ruger & Co., Inc.	75,220	1,651,079

		3,100,189

Media—1.8%
Belo Corp., Cl. A1	97,470	733,949
Dish Network Corp., Cl. A1	7,690	235,852
Gannett Co., Inc.	124,890	1,788,425
Global Sources Ltd.[1]	16,890	155,219
IMAX Corp.[1]	304,550	9,876,557
Interpublic Group of Cos., Inc. (The)	147,890	1,848,625
Journal Communications, Inc.[1]	56,700	293,139
Lee Enterprises, Inc.[1]	190,870	169,874
Nexstar Broadcasting Group, Inc., Cl. A1	7,210	59,194
Sinclair Broadcast Group, Inc., Cl. A	156,363	1,716,866

		16,877,700

Multiline Retail—0.4%
Dillard’s, Inc., Cl. A	63,350	3,303,069
Fred’s, Inc.	6,560	94,661

		3,397,730

Specialty Retail—4.4%
Advance Auto Parts, Inc.	18,280	1,069,197
AnnTaylor Stores Corp.[1]	42,530	1,110,033
Ascena Retail Group, Inc.[1]	63,690	2,168,645
Books-A-Million, Inc.	19,890	69,018
Casual Male Retail Group, Inc.[1]	10,690	44,364
Cato Corp., Cl. A	78,454	2,259,475
Chico’s FAS, Inc.	84,280	1,283,584
Children’s Place Retail Stores, Inc.[1]	164,360	7,312,376
Cost Plus, Inc.[1]	2,920	29,200
Express, Inc.	103,730	2,261,314
Finish Line, Inc. (The), Cl. A	98,380	2,105,332
Foot Locker, Inc.	101,940	2,422,094
GameStop Corp., Cl. A1	85,970	2,292,820
Kirkland’s, Inc.[1]	2,233	26,841
Men’s Wearhouse, Inc. (The)	54,830	1,847,771
Monro Muffler Brake, Inc.	62,420	2,327,642
Pep Boys-Manny, Moe & Jack	69,510	759,744
Pier 1 Imports, Inc.[1]	103,000	1,191,710
Sally Beauty Holdings, Inc.[1]	76,830	1,313,793
Select Comfort Corp.[1]	78,160	1,405,317
Shoe Carnival, Inc.[1]	6,610	199,292
Stage Stores, Inc.	49,569	832,759
Tractor Supply Co.	104,700	7,002,336
6 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

	Shares	Value

Specialty Retail Continued
Wet Seal, Inc., Cl. A1	21,050	$94,094
Williams-Sonoma, Inc.	38,460	1,403,405

		42,832,156

Textiles, Apparel & Luxury Goods—1.6%
Fossil, Inc.[1]	60,477	7,119,352
Phillips/Van Heusen Corp.	119,170	7,802,060

		14,921,412

Consumer Staples—2.8%
Beverages—0.2%
Constellation Brands, Inc., Cl. A1	65,510	1,363,918
Dr. Pepper Snapple Group, Inc.	12,460	522,448
National Beverage Corp.	4,640	67,976

		1,954,342

Food & Staples Retailing—0.1%
Spartan Stores, Inc.	22,990	448,995
Weis Markets, Inc.	3,050	124,227

		573,222

Food Products—1.3%
B&G Foods, Inc., Cl. A	14,450	297,959
Hormel Foods Corp.	50,280	1,498,847
Omega Protein Corp.[1]	3,090	42,642
Overhill Farms, Inc.[1]	40,420	224,331
Smithfield Foods, Inc.[1]	89,070	1,947,961
TreeHouse Foods, Inc.[1]	127,886	6,983,854
Tyson Foods, Inc., Cl. A	97,420	1,891,896

		12,887,490

Household Products—0.7%
Central Garden & Pet Co., Cl. A1	53,718	545,238
Church & Dwight Co., Inc.	144,740	5,867,760

		6,412,998

Personal Products—0.5%
Elizabeth Arden, Inc.[1]	3,300	95,799
Medifast, Inc.[1]	36,100	856,653
Nu Skin Asia Pacific, Inc., Cl. A	76,650	2,878,208
Prestige Brands Holdings, Inc.[1]	51,830	665,497
Revlon, Inc., Cl. A1	18,810	316,008
USANA Health Sciences, Inc.[1]	16,300	509,864

		5,322,029

Energy—6.4%
Energy Equipment & Services—1.7%
Basic Energy Services, Inc.[1]	3,850	121,160
Bolt Technology Corp.[1]	23,240	288,176
Complete Production Services, Inc.[1]	52,040	1,736,054
Helix Energy Solutions Group, Inc.[1]	76,500	1,266,840
ION Geophysical Corp.[1]	25,280	239,149
Matrix Service Co.[1]	13,190	176,482
Nabors Industries Ltd.[1]	24,070	593,085
Newpark Resources, Inc.[1]	261,700	2,373,619
Parker Drilling Co.[1]	95,830	560,606
Patterson-UTI Energy, Inc.	64,060	2,024,937
Pioneer Drilling Co.[1]	47,780	728,167
Precision Drilling Corp.[1]	150,600	2,162,616
RPC, Inc.	82,420	2,022,587
Superior Energy Services, Inc.[1]	47,100	1,749,294
Tesco Corp.[1]	33,950	658,970

		16,701,742

Oil, Gas & Consumable Fuels—4.7%
Alpha Natural Resources, Inc.[1]	2,690	122,234
Arch Coal, Inc.	60,330	1,608,398
Atlas Energy LP	14,300	310,739
CVR Energy, Inc.[1]	99,924	2,460,129
Delek US Holdings, Inc.	39,110	614,027
Dominion Resources Black Warrior Trust	13,370	137,845
Holly Corp.	171,280	11,886,832
James River Coal Co.[1]	22,260	463,453
Kosmos Energy LLC[1]	137,400	2,333,052
L&L Energy, Inc.[1]	13,320	68,332
MarkWest Energy Partners LP	139,478	6,728,419
PAA Natural Gas Storage LP	215,600	4,887,652
Petrobras Argentina SA, ADR	36,440	705,843
PetroQuest Energy, Inc.[1]	140,380	985,468
PrimeEnergy Corp.[1]	5,936	138,962
Stone Energy Corp.[1]	78,840	2,395,948
Tesoro Corp.[1]	79,470	1,820,658
Ultrapar Participacoes SA, Sponsored ADR	66,030	1,197,124
VAALCO Energy, Inc.[1]	182,820	1,100,576
W&T Offshore, Inc.	83,770	2,188,072
Warren Resources, Inc.[1]	107,840	410,870
Western Refining, Inc.[1]	142,510	2,575,156

		45,139,789

Financials—21.5%
Capital Markets—1.1%
Apollo Global Management LLC	133,530	2,296,716
Arlington Asset Investment Corp.	6,640	208,430
Artio Global Investors, Inc.	36,450	411,885
Calamos Asset Management, Inc., Cl. A	9,190	133,439
7 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Capital Markets Continued
FXCM, Inc., Cl. A	20,310	$201,475
Janus Capital Group, Inc.	123,580	1,166,595
Medley Capital Corp.	6,030	70,792
MF Global Holdings Ltd.[1]	769,254	5,954,026

		10,443,358

Commercial Banks—2.3%
BBVA Banco Frances SA, ADR	72,553	747,296
CapitalSource, Inc.	665,900	4,295,055
Cardinal Financial Corp.	2,920	31,974
Century Bancorp, Inc., Cl. A	11,130	294,500
Enterprise Financial Services Corp.	8,580	116,087
First Midwest Bancorp, Inc.	147,340	1,810,809
FirstMerit Corp.	355,120	5,863,031
Grupo Financiero Galicia SA	71,780	971,901
IBERIABANK Corp.	104,882	6,045,398
International Bancshares Corp.	9	151
KeyCorp	124,090	1,033,670
National Bankshares, Inc.	8,507	213,015
Northrim BanCorp, Inc.	15,570	295,363
Republic Bancorp, Inc., Cl. A	10,520	209,348
Washington Banking Co.	11,190	147,932

		22,075,530

Consumer Finance—0.9%
Advance America Cash Advance
Centers, Inc.	56,710	390,732
Cash America International, Inc.	51,087	2,956,405
Credit Acceptance Corp.[1]	2,940	248,342
EZCORP, Inc., Cl. A1	81,540	2,900,786
World Acceptance Corp.[1]	37,208	2,439,729

		8,935,994

Diversified Financial Services—1.9%
Encore Capital Group, Inc.[1]	42,040	1,291,469
Life Partners Holdings, Inc.	43,889	150,978
Moody’s Corp.	151,080	5,793,918
MSCI, Inc., Cl. A1	285,820	10,769,698

		18,006,063

Insurance—5.1%
Allied World Assurance Holdings Ltd.	35,401	2,038,390
Alterra Capital Holdings Ltd.	105,940	2,362,462
American Equity Investment Life Holding Co.	88,030	1,118,861
American Financial Group, Inc.	64,390	2,298,079
American Safety Insurance Holdings Ltd.[1]	17,670	338,204
Amerisafe, Inc.[1]	35,998	814,275
AmTrust Financial Services, Inc.	83,518	1,902,540
Arch Capital Group Ltd.[1]	105,680	3,373,306
Assured Guaranty Ltd.	74,870	1,221,130
Berkley (W.R.) Corp.	69,842	2,265,674
Brown & Brown, Inc.	158,160	4,058,386
CNA Financial Corp.	14,580	423,549
CNO Financial Group, Inc.[1]	159,270	1,259,826
Crawford & Co.	20,850	147,410
Delphi Financial Group, Inc., Cl. A	59,940	1,750,847
EMC Insurance Group, Inc.	7,190	137,329
FBL Financial Group, Inc., Cl. A	38,460	1,236,489
Fidelity National Financial, Inc., Cl. A	144,760	2,278,522
Harleysville Group, Inc.	8,410	262,140
HCC Insurance Holdings, Inc.	66,230	2,086,245
Horace Mann Educators Corp.	68,019	1,061,777
Lincoln National Corp.	11,350	323,362
Maiden Holdings Ltd.	89,410	813,631
Meadowbrook Insurance Group, Inc.	119,460	1,183,849
National Interstate Corp.	11,130	254,877
National Western Life Insurance Co., Cl. A	2,710	432,164
OneBeacon Insurance Group Ltd.	53,180	712,080
Phoenix Cos., Inc. (The)[1]	51,760	127,330
Primerica, Inc.	99,900	2,194,803
Protective Life Corp.	69,150	1,599,440
Reinsurance Group of America, Inc.	34,690	2,111,233
Selective Insurance Group, Inc.	21,690	352,896
StanCorp Financial Group, Inc.	36,122	1,523,987
Symetra Financial Corp.	97,200	1,305,396
Torchmark Corp.	11,590	743,383
Tower Group, Inc.	56,080	1,335,826
Unitrin, Inc.	26,290	780,024
Universal Insurance Holdings, Inc.	19,760	92,279
UnumProvident Corp.	38,110	971,043

		49,293,044

Real Estate Investment Trusts—8.7%
American Campus Communities, Inc.	63,670	2,261,558
Apartment Investment & Management Co.	45,130	1,152,169
Associated Estates Realty Corp.	80,460	1,307,475
BRE Properties, Inc., Cl. A	46,740	2,331,391
Camden Property Trust	30,240	1,923,869
CBL & Associates Properties, Inc.	111,760	2,026,209
Chatham Lodging Trust	137,010	2,207,231
8 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

	Shares	Value

Real Estate Investment Trusts Continued
Colonial Properties Trust	58,430	$1,191,972
Cypress Sharpridge Investments, Inc.	181,650	2,326,937
Developers Diversified Realty Corp.	85,650	1,207,665
Digital Realty Trust, Inc.	143,000	8,834,540
Douglas Emmett, Inc.	53,260	1,059,341
Duke Realty Corp.	83,470	1,169,415
EastGroup Properties, Inc.	5,170	219,777
Education Realty Trust, Inc.	5,000	42,850
Equity Lifestyle Properties, Inc.	5,560	347,166
Essex Property Trust, Inc.	16,710	2,260,696
Extra Space Storage, Inc.	103,500	2,207,655
Glimcher Realty Trust	61,070	580,165
Hatteras Financial Corp.	235,600	6,650,988
Home Properties of New York, Inc.	38,140	2,321,963
Hospitality Properties Trust	640	15,520
Kilroy Realty Corp.	28,680	1,132,573
LaSalle Hotel Properties	290,940	7,663,360
Mid-America Apartment Communities, Inc.	120,919	8,158,405
Post Properties, Inc.	5,040	205,430
Ramco-Gershenson Properties Trust	42,910	531,226
Rayonier, Inc.	33,180	2,168,313
Starwood Property Trust, Inc.	295,390	6,058,449
Sun Communities, Inc.	27,350	1,020,429
Tanger Factory Outlet Centers, Inc.	276,340	7,397,622
Taubman Centers, Inc.	34,500	2,042,400
U-Store-It Real Estate Investment Trust	177,600	1,868,352
UDR, Inc.	79,950	1,962,773

		83,855,884

Real Estate Management & Development—0.1%
Alto Palermo SA, ADR	1,620	35,397
CB Richard Ellis Group, Inc., Cl. A1	28,150	706,847

		742,244

Thrifts & Mortgage Finance—1.4%
BankUnited, Inc.	145,740	3,867,940
First Defiance Financial Corp.[1]	30,890	453,774
First Niagara Financial Group, Inc.	384,260	5,072,232
MGIC Investment Corp.[1]	698,770	4,157,682
OceanFirst Financial Corp.	11,390	147,501
Ocwen Financial Corp.[1]	1,620	20,671
Walker & Dunlop, Inc.[1]	13,740	182,742

		13,902,542

Health Care—12.1%
Biotechnology—1.2%
Ariad Pharmaceuticals, Inc.[1]	152,190	1,724,313
Aveo Pharmaceuticals, Inc.[1]	81,680	1,683,425
Halozyme Therapeutics, Inc.[1]	209,580	1,448,198
Indevus Pharmaceuticals, Inc.[1]	2,500	25
Momenta Pharmaceuticals, Inc.[1]	78,740	1,532,280
Myriad Genetics, Inc.[1]	90,180	2,047,988
PDL BioPharma, Inc.	369,472	2,168,801
SciClone Pharmaceuticals, Inc.[1]	142,340	859,734

		11,464,764

Health Care Equipment & Supplies—1.8%
Align Technology, Inc.[1]	49,430	1,127,004
ArthroCare Corp.[1]	12,160	406,995
Atrion Corp.	2,678	529,708
Cantel Medical Corp.	5,510	148,274
ConMed Corp.[1]	8,730	248,630
Dexcom, Inc.[1]	242,700	3,516,723
Greatbatch, Inc.[1]	175,260	4,700,473
Hill-Rom Holdings, Inc.	8,420	387,657
ICU Medical, Inc.[1]	1,100	48,070
Invacare Corp.	62,281	2,067,106
Orthofix International NV1	83,660	3,553,040
Utah Medical Products, Inc.	7,840	205,878
Vascular Solutions, Inc.[1]	490	6,076
Wright Medical Group, Inc.[1]	41,220	618,300
Young Innovations, Inc.	9,650	275,218

		17,839,152

Health Care Providers & Services—4.7%
Allied Healthcare International, Inc.[1]	15,900	39,591
American Dental Partners, Inc.[1]	3,400	44,064
AMERIGROUP Corp.[1]	35,120	2,474,906
AmSurg Corp.[1]	32,870	858,893
Assisted Living Concepts, Inc.	3,990	66,952
Centene Corp.[1]	48,910	1,737,772
Continucare Corp.[1]	7,350	45,423
Coventry Health Care, Inc.[1]	49,170	1,793,230
Ensign Group, Inc. (The)	39,640	1,204,660
Five Star Quality Care, Inc.[1]	52,770	306,594
Gentiva Health Services, Inc.[1]	39,256	817,702
Health Management Associates, Inc., Cl. A1	692,760	7,467,953
HEALTHSOUTH Corp.[1]	14,800	388,500
Healthspring, Inc.[1]	278,768	12,853,992
HMS Holdings Corp.[1]	81,010	6,227,239
9 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care Providers & Services Continued
Kindred Healthcare, Inc.[1]	7,860	$168,754
LHC Group, Inc.[1]	42,410	977,975
Lincare Holdings, Inc.	75,566	2,211,817
MedQuist Holdings, Inc.[1]	73,860	954,271
Metropolitan Health Networks, Inc.[1]	117,040	560,622
National HealthCare Corp.	3,470	172,008
Providence Service Corp.[1]	14,060	177,859
PSS World Medical, Inc.[1]	19,240	538,912
Select Medical Holdings Corp.[1]	45,820	406,423
Skilled Healthcare Group, Inc., Cl. A1	57,570	544,612
Team Health Holdings, Inc.[1]	37,220	837,822
Triple-S Management Corp., Cl. B1	8,447	183,553
U.S. Physical Therapy, Inc.	34,705	858,255

		44,920,354

Health Care Technology—0.5%
Emdeon, Inc., Cl. A1	16,880	221,466
HealthStream, Inc.[1]	1,010	13,403
SXC Health Solutions Corp.[1]	64,880	3,822,730
Transcend Services, Inc.[1]	16,490	484,641

		4,542,240

Life Sciences Tools & Services—0.9%
Affymetrix, Inc.[1]	123,540	979,672
Bruker Corp.[1]	114,600	2,333,256
Cambrex Corp.[1]	94,840	438,161
eResearch Technology, Inc.[1]	53,460	340,540
Harvard Bioscience, Inc.[1]	69,300	369,369
Pharmaceutical Product Development, Inc.	75,820	2,035,009
Waters Corp.[1]	25,070	2,400,202

		8,896,209

Pharmaceuticals—3.0%
DepoMed, Inc.[1]	68,720	562,130
Endo Pharmaceuticals Holdings, Inc.[1]	53,962	2,167,654
Hi-Tech Pharmacal Co., Inc.[1]	41,400	1,197,702
Ista Pharmaceuticals, Inc.[1]	7,830	59,860
Medicines Co. (The)[1]	121,930	2,013,064
Obagi Medical Products, Inc.[1]	24,210	228,300
Perrigo Co.	42,320	3,718,658
Questcor Pharmaceuticals, Inc.[1]	419,268	10,104,359
Salix Pharmaceuticals Ltd.[1]	115,770	4,611,119
ViroPharma, Inc.[1]	85,220	1,576,570
Warner Chilcott plc, Cl. A	90,680	2,188,108
Watson Pharmaceuticals, Inc.[1]	14,270	980,777

		29,408,301

Industrials—15.4%
Aerospace & Defense—1.4%
AAR Corp.	3,660	99,149
B/E Aerospace, Inc.[1]	146,588	5,982,256
Cubic Corp.	16,840	858,672
Hexcel Corp.[1]	6,960	152,354
LMI Aerospace, Inc.[1]	13,620	332,737
Moog, Inc., Cl. A1	240	10,445
Spirit Aerosystems Holdings, Inc., Cl. A1	290,490	6,390,780

		13,826,393

Air Freight & Logistics—0.7%
Hub Group, Inc., Cl. A1	172,000	6,477,520
Park-Ohio Holdings Corp.[1]	6,260	132,336

		6,609,856

Airlines—0.7%
Alaska Air Group, Inc.[1]	37,770	2,585,734
Gol Linhas Aereas Inteligentes SA, ADR	93,320	1,133,838
Pinnacle Airlines Corp.[1]	6,530	29,646
Southwest Airlines Co.	84,900	969,558
US Airways Group, Inc.[1]	279,660	2,491,771

		7,210,547

Building Products—0.0%
Trex Co., Inc.[1]	8,850	216,648
Commercial Services & Supplies—1.9%
APAC Teleservices, Inc.[1]	57,640	307,221
Avery-Dennison Corp.	28,960	1,118,725
Cenveo, Inc.[1]	4,600	29,440
Consolidated Graphics, Inc.[1]	27,640	1,518,818
Deluxe Corp.	97,016	2,397,265
Ennis, Inc.	29,600	515,040
G&K Services, Inc., Cl. A	9,620	325,733
Intersections, Inc.	2,690	48,958
KAR Auction Services, Inc.[1]	85,570	1,618,129
Knoll, Inc.	104,650	2,100,326
Multi-Color Corp.	5,920	146,165
R.R. Donnelley & Sons Co.	64,940	1,273,473
Sykes Enterprises, Inc.[1]	55,260	1,189,748
Tetra Tech, Inc.[1]	12,270	276,075
Viad Corp.	12,930	288,210
Waste Connections, Inc.	155,205	4,924,655

		18,077,981
10 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

	Shares	Value

Construction & Engineering—3.0%
Aecom Technology Corp.[1]	289,819	$7,923,651
Baker (Michael) Corp.[1]	12,875	271,920
Chicago Bridge & Iron Co. NV	62,520	2,432,028
Great Lakes Dredge & Dock Co.	161,310	900,110
KBR, Inc.	224,770	8,471,581
MasTec, Inc.[1]	95,440	1,882,077
MYR Group, Inc.[1]	4,480	104,832
Primoris Services Corp.	55,660	718,014
Sterling Construction Co., Inc.[1]	27,580	379,777
Tutor Perini Corp.	170,883	3,277,536
URS Corp.[1]	49,390	2,209,709

		28,571,235

Electrical Equipment—0.9%
Advanced Battery Technologies, Inc.[1]	178,330	176,547
Belden, Inc.	10,590	369,167
Generac Holdings, Inc.[1]	184,020	3,569,988
Regal-Beloit Corp.	61,270	4,090,991

		8,206,693

Industrial Conglomerates—0.2%
Seaboard Corp.	450	1,088,100
Tredegar Corp.	43,614	800,317

		1,888,417

Machinery—2.4%
Actuant Corp., Cl. A	2,720	72,978
AGCO Corp.[1]	22,230	1,097,273
Alamo Group, Inc.	13,170	312,129
Albany International Corp., Cl. A	34,030	898,052
Blount International, Inc.[1]	53,860	940,934
Briggs & Stratton Corp.	110,140	2,187,380
Douglas Dynamics, Inc.	53,460	844,133
Duoyuan Global Water, Inc., ADR[1]	19,520	37,869
Freightcar America, Inc.[1]	76,830	1,946,872
Kadant, Inc.[1]	23,400	737,334
Kennametal, Inc.	27,770	1,172,172
L.B. Foster Co., Cl. A	3,900	128,349
Lincoln Electric Holdings, Inc.	17,250	618,413
Mueller Industries, Inc.	27,250	1,033,041
NACCO Industries, Inc., Cl. A	2,865	277,389
Navistar International Corp.[1]	31,180	1,760,423
Sauer-Danfoss, Inc.[1]	24,500	1,234,555
Terex Corp.[1]	101,990	2,901,616
TriMas Corp.[1]	47,030	1,163,993
Wabtec Corp.	55,110	3,621,829

		22,986,734

Professional Services—2.1%
CBIZ, Inc.[1]	142,990	1,052,406
CRA International, Inc.[1]	590	15,983
Dolan Co. (The)[1]	19,070	161,523
GP Strategies Corp.[1]	33,110	452,283
Huron Consulting Group, Inc.[1]	11,760	355,270
ICF International, Inc.[1]	1,130	28,679
Kelly Services, Inc., Cl. A1	9,320	153,780
Korn-Ferry International[1]	276,080	6,070,999
Mistras Group, Inc.[1]	14,500	234,900
On Assignment, Inc.[1]	14,260	140,176
Robert Half International, Inc.	411,750	11,129,591
SFN Group, Inc.[1]	105,760	961,358

		20,756,948

Road & Rail—1.8%
Amerco[1]	18,930	1,820,120
Genesee & Wyoming, Inc., Cl. A1	65,631	3,848,602
Old Dominion Freight Line, Inc.[1]	272,190	10,152,687
RailAmerica, Inc.[1]	27,150	407,250
Saia, Inc.[1]	23,180	392,901
Werner Enterprises, Inc.	12,060	302,103

		16,923,663

Trading Companies & Distributors—0.3%
Applied Industrial Technologies, Inc.	66,740	2,376,611
DXP Enterprises, Inc.[1]	20,297	514,529
Houston Wire & Cable Co.	23,560	366,358

		3,257,498

Information Technology—15.5%
Communications Equipment—1.8%
Aruba Networks, Inc.[1]	207,380	6,128,079
Bel Fuse, Inc.	1,600	34,704
Finisar Corp.[1]	239,560	4,319,267
Ituran Location & Control Ltd.	20,751	292,382
Oplink Communications, Inc.[1]	8,710	162,267
Plantronics, Inc.	40,404	1,475,958
Polycom, Inc.[1]	71,490	4,596,807
Westell Technologies, Inc., Cl. A1	4,000	14,280

		17,023,744
11 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Computers & Peripherals—0.8%
Cray, Inc.[1]	28,460	$182,144
Electronics for Imaging, Inc.[1]	16,760	288,607
QLogic Corp.[1]	120,470	1,917,882
Synaptics, Inc.[1]	63,220	1,627,283
Western Digital Corp.[1]	102,470	3,727,859

		7,743,775

Electronic Equipment & Instruments—1.4%
AVX Corp.	112,850	1,719,834
Daktronics, Inc.	24,890	268,563
DDi Corp.	46,470	443,324
Electro Scientific Industries, Inc.[1]	6,640	128,152
Insight Enterprises, Inc.[1]	94,986	1,682,202
Jabil Circuit, Inc.	58,860	1,188,972
KEMET Corp.[1]	83,440	1,192,358
Littlefuse, Inc.	12,170	714,622
Molex, Inc.	63,370	1,633,045
Newport Corp.[1]	53,600	973,912
Power-One, Inc.[1]	156,400	1,266,840
Vishay Intertechnology, Inc.[1]	136,290	2,049,802
X-Rite, Inc.[1]	27,040	134,389
Zygo Corp.[1]	3,510	46,402

		13,442,417

Internet Software & Services—0.8%
IAC/InterActiveCorp[1]	10,080	384,754
j2 Global Communications, Inc.[1]	182,165	5,142,518
Liquidity Services, Inc.[1]	6,940	163,853
United Online, Inc.	8,970	54,089
ValueClick, Inc.[1]	118,560	1,968,096

		7,713,310

IT Services—1.1%
Booz Allen Hamilton Holding Corp.[1]	7,860	150,205
CACI International, Inc., Cl. A1	73,550	4,639,534
Cardtronics, Inc.[1]	63,770	1,495,407
CGI Group, Inc., Cl. A1	73,060	1,800,929
CSG Systems International, Inc.[1]	73,741	1,362,734
NeuStar, Inc., Cl. A1	57,660	1,510,692

		10,959,501

Semiconductors & Semiconductor Equipment—7.3%
Advanced Energy Industries, Inc.[1]	30,640	453,166
Advanced Semiconductor Engineering, Inc., ADR	193,430	1,090,945
Amtech Systems, Inc.[1]	11,040	227,866
ASM International NV	18,250	721,788
Atmel Corp.[1]	137,670	1,937,017
ATMI, Inc.[1]	35,050	716,072
Avago Technologies Ltd.	34,870	1,325,060
Brooks Automation, Inc.[1]	140,810	1,529,197
China Sunergy Co. Ltd., ADR[1]	138,840	274,903
Cirrus Logic, Inc.[1]	41,780	664,302
Cohu, Inc.	9,590	125,725
Cypress Semiconductor Corp.	90,540	1,914,016
Entegris, Inc.[1]	137,620	1,392,714
Entropic Communications, Inc.[1]	59,240	526,644
Fairchild Semiconductor International, Inc., Cl. A1	152,790	2,553,121
FEI Co.[1]	6,290	240,215
GSI Technology, Inc.[1]	69,500	500,400
GT Solar International, Inc.[1]	237,630	3,849,606
Himax Technologies, Inc., ADR	162,420	357,324
Integrated Device Technology, Inc.[1]	227,120	1,785,163
Integrated Silicon Solution, Inc.[1]	14,470	139,925
International Rectifier Corp.[1]	56,370	1,576,669
Intersil Corp., Cl. A	19,350	248,648
IXYS Corp.[1]	30,680	459,586
KLA-Tencor Corp.	27,820	1,126,154
Kulicke & Soffa Industries, Inc.[1]	114,630	1,276,978
Lam Research Corp.[1]	35,170	1,557,328
Lattice Semiconductor Corp.[1]	298,910	1,948,893
LTX-Credence Corp.[1]	84,570	756,056
Magnachip Semiconductor Corp., Depositary Shares[1]	6,440	74,189
Maxim Integrated Products, Inc.	55,710	1,423,948
Micrel, Inc.	178,797	1,891,672
Mindspeed Technologies, Inc.[1]	3,850	30,800
MKS Instruments, Inc.	84,840	2,241,473
Nanometrics, Inc.[1]	90,008	1,709,252
Netlogic Microsystems, Inc.[1]	165,100	6,673,342
Novellus Systems, Inc.[1]	62,890	2,272,845
ON Semiconductor Corp.[1]	166,710	1,745,454
Photronics, Inc.[1]	141,350	1,197,235
RF Micro Devices, Inc.[1]	278,200	1,702,584
Rudolph Technologies, Inc.[1]	52,210	559,169
Semtech Corp.[1]	402,919	11,015,805
Silicon Image, Inc.[1]	3,750	24,225
Skyworks Solutions, Inc.[1]	100,890	2,318,452
Standard Microsystems Corp.[1]	16,620	448,574
12 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

	Shares	Value

Semiconductors & Semiconductor Equipment Continued
Teradyne, Inc.[1]	123,960	$1,834,608
Veeco Instruments, Inc.[1]	42,560	2,060,330

		70,499,438

Software—2.3%
Cadence Design Systems, Inc.[1]	130,430	1,377,341
FactSet Research Systems, Inc.	47,022	4,811,291
JDA Software Group, Inc.[1]	1,570	48,497
Manhattan Associates, Inc.[1]	41,025	1,412,901
Monotype Imaging Holdings, Inc.[1]	32,030	452,584
Renaissance Learning, Inc.	14,240	178,570
Solarwinds, Inc.[1]	145,210	3,795,789
Take-Two Interactive Software, Inc.[1]	17,340	264,955
TeleCommunication Systems, Inc.[1]	38,260	184,796
TIBCO Software, Inc.[1]	257,226	7,464,699
Websense, Inc.[1]	87,750	2,278,868

		22,270,291

Materials—5.5%
Chemicals—2.1%
Cabot Corp.	44,460	1,772,620
Cytec Industries, Inc.	107,356	6,139,690
Eastman Chemical Co.	5,390	550,157
Ferro Corp.[1]	292,750	3,934,560
Georgia Gulf Corp.[1]	48,310	1,166,203
Huntsman Corp.	58,940	1,111,019
Innophos Holdings, Inc.	17,589	858,343
Innospec, Inc.[1]	32,190	1,081,906
LSB Industries, Inc.[1]	7,900	339,068
PolyOne Corp.	62,760	970,897
Solutia, Inc.[1]	23,770	543,145
STR Holdings, Inc.[1]	38,550	575,166
TPC Group, Inc.[1]	18,930	742,435
Westlake Chemical Corp.	15,160	786,804

		20,572,013

Construction Materials—0.4%
Eagle Materials, Inc.	117,030	3,261,626
Containers & Packaging—1.1%
Ball Corp.	18,590	714,971
Boise, Inc.	167,730	1,306,617
Graphic Packaging Holding Co.[1]	205,940	1,120,314
Packaging Corp. of America	271,690	7,604,603

		10,746,505

Metals & Mining—1.2%
A. M. Castle & Co.[1]	550	9,136
Century Aluminum Co.[1]	240,930	3,770,555
Compass Minerals International, Inc.	40,590	3,493,581
Horsehead Holding Corp.[1]	66,190	881,651
Noranda Aluminum Holding Corp.[1]	47,220	714,911
Taseko Mines Ltd.[1]	124,190	615,982
Worthington Industries, Inc.	100,660	2,325,246

		11,811,062

Paper & Forest Products—0.7%
Buckeye Technologies, Inc.	99,100	2,673,718
Domtar Corp.	22,780	2,157,722
Glatfelter	93,290	1,434,800
Mercer International, Inc.[1]	5,200	52,416
Neenah Paper, Inc.	5,190	110,443

		6,429,099

Telecommunication Services—1.1%
Diversified Telecommunication Services—0.7%
Brasil Telecom SA, ADR	6,420	183,997
Cincinnati Bell, Inc.[1]	206,802	686,583
General Communication, Inc., Cl. A1	28,750	347,013
Nortel Inversora SA, Sponsored ADR[1]	16,570	474,233
Telecom Argentina SA, Sponsored ADR	66,770	1,740,026
Telecom Corp. of New Zealand Ltd., Sponsored ADR	15,460	156,146
Tim Participacoes SA, ADR	35,970	1,770,084
Vonage Holdings Corp.[1]	364,800	1,608,768

		6,966,850

Wireless Telecommunication Services—0.4%
Cellcom Israel Ltd.	70,490	1,953,983
Partner Communications Co. Ltd., Sponsored ADR	40,760	608,139
USA Mobility, Inc.	94,762	1,446,068

		4,008,190

Utilities—4.3%
Electric Utilities—1.5%
Companhia Energetica de Minas Gerais, Sponsored ADR	86,590	1,787,218
Companhia Paranaense de Energia-Copel, Sponsored ADR	83,101	2,257,023
Empresa Distribuidora y Comercializadora Norte SA, ADR[1]	33,860	338,600
NV Energy, Inc.	146,120	2,242,942
Pampa Energia SA, Sponsored ADR	31,290	479,989
13 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Electric Utilities Continued
PNM Resources, Inc.	28,500	$477,090
Portland General Electric Co.	83,270	2,105,066
UniSource Energy Corp.	53,370	1,992,302
Westar Energy, Inc.	92,070	2,477,604

		14,157,834

Energy Traders—1.0%
AES Corp. (The)[1]	730,320	9,304,277
Gas Utilities—0.9%
Atmos Energy Corp.	20,170	670,653
UGI Corp.	246,060	7,846,853

		8,517,506

Multi-Utilities—0.7%
Alliant Energy Corp.	52,510	2,135,057
Avista Corp.	24,220	622,212
CMS Energy Corp.	109,770	2,161,371
Teco Energy, Inc.	122,230	2,308,925

		7,227,565

Water Utilities—0.2%
Aqua America, Inc.	110,790	2,435,164

Total Common Stocks (Cost $761,912,334)		952,204,704

Investment Companies—2.0%
Ares Capital Corp.	250,850	4,031,160
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[2,3]	15,584,241	15,584,241

Total Investment Companies (Cost $18,857,951)		19,615,401

Total Investments, at Value (Cost $780,770,285)	100.6%	971,820,105
Liabilities in Excess of Other Assets	(0.6)	(5,452,722)

Net Assets	100.0%	$966,367,383

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	June 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	13,940,550	122,381,243	120,737,552	15,584,241

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$15,584,241	$12,498

3.	Rate shown is the 7-day yield as of June 30, 2011.
14 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2011 based on valuation input level:

	Level 1—	Level 2—	Level 3—
	Unadjusted	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$135,264,633	$—	$—	$135,264,633
Consumer Staples	27,150,081	—	—	27,150,081
Energy	61,841,531	—	—	61,841,531
Financials	207,254,659	—	—	207,254,659
Health Care	117,070,995	—	25	117,071,020
Industrials	148,494,744	—	37,869	148,532,613
Information Technology	149,652,476	—	—	149,652,476
Materials	52,820,305	—	—	52,820,305
Telecommunication Services	10,975,040	—	—	10,975,040
Utilities	41,642,346	—	—	41,642,346
Investment Companies	19,615,401	—	—	19,615,401

Total Assets	$971,782,211	$—	$37,894	$971,820,105

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
15 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited

June 30, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $765,186,044)	$956,235,864
Affiliated companies (cost $15,584,241)	15,584,241

971,820,105

Receivables and other assets:
Investments sold	12,641,501
Dividends	1,070,533
Other	24,636

Total assets	985,556,775

Liabilities
Bank overdraft	433,843
Payables and other liabilities:
Investments purchased	12,167,374
Shares of beneficial interest redeemed	5,608,357
Distribution and service plan fees	541,537
Shareholder communications	324,401
Transfer and shareholder servicing agent fees	77,383
Trustees’ compensation	17,021
Other	19,476

Total liabilities	19,189,392

Net Assets	$966,367,383

Composition of Net Assets
Par value of shares of beneficial interest	$51,488
Additional paid-in capital	873,376,038
Accumulated net investment income	2,040,150
Accumulated net realized loss on investments	(100,150,113)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	191,049,820

Net Assets	$966,367,383

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $92,894,061 and 4,913,940 shares of beneficial interest outstanding)	$18.90
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $873,473,322 and 46,574,433 shares of beneficial interest outstanding)	$18.75
See accompanying Notes to Financial Statements.
16 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended June 30, 2011

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $44,973)	$6,572,622
Affiliated companies	12,498
Interest	404

Total investment income	6,585,524

Expenses
Management fees	3,293,815
Distribution and service plan fees—Service shares	1,079,565
Transfer and shareholder servicing agent fees:
Non-Service shares	47,707
Service shares	431,833
Shareholder communications:
Non-Service shares	15,456
Service shares	139,452
Trustees’ compensation	18,117
Custodian fees and expenses	3,269
Administration service fees	750
Other	32,550

Total expenses	5,062,514
Less waivers and reimbursements of expenses	(146,986)

Net expenses	4,915,528

Net Investment Income	1,669,996

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	115,241,668
Net change in unrealized appreciation/depreciation on:
Investments	(46,150,530)
Translation of assets and liabilities denominated in foreign currencies	(23,810)

Net change in unrealized appreciation/depreciation	(46,174,340)

Net Increase in Net Assets Resulting from Operations	$70,737,324

See accompanying Notes to Financial Statements.
17 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2011	December 31,
	(Unaudited)	2010

Operations
Net investment income	$1,669,996	$3,898,427
Net realized gain	115,241,668	52,686,058
Net change in unrealized appreciation/depreciation	(46,174,340)	128,474,710

Net increase in net assets resulting from operations	70,737,324	185,059,195

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(569,104)	(548,102)
Service shares	(3,235,789)	(2,854,368)

	(3,804,893)	(3,402,470)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(9,371,017)	(4,150,760)
Service shares	(46,480,510)	33,619,248

	(55,851,527)	29,468,488

Net Assets
Total increase	11,080,904	211,125,213
Beginning of period	955,286,479	744,161,266

End of period (including accumulated net investment income of $2,040,150 and $4,175,047, respectively)	$966,367,383	$955,286,479

See accompanying Notes to Financial Statements.
18 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2011	Year Ended December 31,
Non-Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$17.66	$14.40	$10.65	$18.20	$19.15	$17.18

Income (loss) from investment operations:
Net investment income[1]	.05	.10	.08	.12	.09	.08
Net realized and unrealized gain (loss)	1.30	3.25	3.78	(6.73)	(.30)	2.46

Total from investment operations	1.35	3.35	3.86	(6.61)	(.21)	2.54

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.11)	(.09)	(.11)	(.08)	(.06)	(.03)
Distributions from net realized gain	—	—	—	(.86)	(.68)	(.54)

Total dividends and/or distributions to shareholders	(.11)	(.09)	(.11)	(.94)	(.74)	(.57)

Net asset value, end of period	$18.90	$17.66	$14.40	$10.65	$18.20	$19.15

Total Return, at Net Asset Value[2]	7.64%	23.41%	37.20%	(37.83)%	(1.21)%	15.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$92,894	$95,576	$81,814	$58,478	$93,939	$81,405

Average net assets (in thousands)	$96,211	$88,063	$69,585	$80,406	$94,815	$62,659

Ratios to average net assets:[3]
Net investment income	0.57%	0.68%	0.71%	0.80%	0.48%	0.46%
Total expenses[4]	0.83%	0.85%	0.91%	0.75%	0.73%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.82%	0.75%	0.73%	0.77%

Portfolio turnover rate	57%	73%	140%	130%	115%	110%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total Expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	0.83%
Year Ended December 31, 2010	0.85%
Year Ended December 31, 2009	0.91%
Year Ended December 31, 2008	0.75%
Year Ended December 31, 2007	0.73%
Year Ended December 31, 2006	0.77%
See accompanying Notes to Financial Statements.
19 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2011	Year Ended December 31,
Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$17.50	$14.28	$10.54	$18.03	$18.98	$17.06

Income (loss) from investment operations:
Net investment income[1]	.03	.07	.05	.08	.05	.04
Net realized and unrealized gain (loss)	1.29	3.21	3.76	(6.67)	(.29)	2.42

Total from investment operations	1.32	3.28	3.81	(6.59)	(.24)	2.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	(.06)	(.07)	(.04)	(.03)	— [2]
Distributions from net realized gain	—	—	—	(.86)	(.68)	(.54)

Total dividends and/or distributions to shareholders	(.07)	(.06)	(.07)	(.90)	(.71)	(.54)

Net asset value, end of period	$18.75	$17.50	$14.28	$10.54	$18.03	$18.98

Total Return, at Net Asset Value[3]	7.54%	23.06%	36.88%	(38.00)%	(1.39)%	14.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$873,473	$859,710	$662,347	$551,644	$821,642	$636,430

Average net assets (in thousands)	$870,917	$730,069	$612,651	$769,150	$766,102	$479,456

Ratios to average net assets:[4]
Net investment income	0.32%	0.45%	0.47%	0.52%	0.23%	0.23%
Total expenses[5]	1.08%	1.10%	1.15%	0.99%	0.97%	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.07%	0.99%	0.97%	1.00%

Portfolio turnover rate	57%	73%	140%	130%	115%	110%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	1.08%
Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.15%
Year Ended December 31, 2008	0.99%
Year Ended December 31, 2007	0.97%
Year Ended December 31, 2006	1.00%
See accompanying Notes to Financial Statements.
20 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Main Street Small- & Mid-Cap Fund/VA (the “Fund”), formerly Oppenheimer Main Street Small Cap Fund/VA, is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring
21 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state
22 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2010, the Fund utilized $46,413,192 of capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2010, the Fund had available for unused capital loss carryforwards as follows:

Expiring

2016	$45,463,528
2017	161,762,514

Total	$207,226,042

As of June 30, 2011, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $91,984,374 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2011, it is estimated that the Fund will utilize $115,241,668 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$789,594,190

Gross unrealized appreciation	$196,518,932
Gross unrealized depreciation	(14,293,017)

Net unrealized appreciation	$182,225,915

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
23 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	502,377	$9,175,288	2,793,780	$42,429,352
Dividends and/or distributions reinvested	30,896	569,104	36,202	548,102
Redeemed	(1,031,961)	(19,115,409)	(3,098,803)	(47,128,214)

Net decrease	(498,688)	$(9,371,017)	(268,821)	$(4,150,760)

24 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Service Shares
Sold	2,189,733	$39,720,084	11,844,155	$173,858,907
Dividends and/or distributions reinvested	176,916	3,235,789	189,911	2,854,368
Redeemed	(4,909,237)	(89,436,383)	(9,301,032)	(143,094,027)

Net increase (decrease)	(2,542,588)	$(46,480,510)	2,733,034	$33,619,248

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$547,788,433	$600,837,663
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2011, the Fund paid $482,693 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $13,958 and $126,315 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $6,713 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
25 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
26 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
27 | OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND/VA

OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND®/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Matthew P. Ziehl, Vice President and Portfolio Manager
Raymond Anello, Vice President and Portfolio Manager
Raman Vardharaj, Vice President and Portfolio Manager
Arthur S. Gabinet, Secretary
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and, if available, summary prospectuses, carefully before investing

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
©2011 OppenheimerFunds, Inc. All rights reserved.

June 30, 2011

Oppenheimer

Money Fund/VA

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Financial Statements

OppenheimerFunds®
The Right Way to Invest

June 30, 2011 Oppenheimer Money Fund/VA Semiannual A Series of Oppenheimer Variable Account Funds SEMIANNUAL REPORT Fund Performance Discussion Financial Statements

OPPENHEIMER MONEY FUND/VA
Portfolio Managers: Carol Wolf and Christopher Proctor
Current Yield
For the 7-Day Period Ended 6/30/11
0.01%
For the 6-Month Period Ended 6/30/11
0.01%
The performance data quoted represents past performance, which does not guarantee future results. Yields are annualized and include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s performance should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s performance does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified at any time, as indicated in the Fund’s prospectus.
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total market value of investments.
Fund Performance Discussion
The Fund’s yield remained at historical lows as the Federal Reserve (the “Fed”) left short-term interest rates unchanged in a range between 0% and 0.25% during an uneven economic recovery. While the Fund generated little income during the reporting period, we remained successful in our efforts to preserve capital and maintain liquidity for the Fund’s shareholders.
Economic and Market Environment
At the beginning of the reporting period, encouraging data from the U.S. labor market, including a declining unemployment rate, seemed to indicate that the long-awaited revival of consumer and business confidence was at hand. The global economy also appeared to provide reasons for an upbeat outlook. In Europe, policymakers continued to take measures to contain the sovereign debt problems of peripheral Europe and, in February, strong corporate earnings led to an upward revision of the European Central Bank’s 2011 growth forecast. Fears that had surfaced in 2010 over rising inflationary pressures in the fast-growing emerging markets lessened to a degree as the new year began.

2 | OPPENHEIMER MONEY FUND/VA

FUND PERFORMANCE DISCUSSION Continued
     While the markets generally performed well in the first four months of 2011, a number of dramatic global events created increased market volatility. A wave of political unrest in North Africa and the Middle East sparked worries that disruptions in oil production might derail the global economic recovery. Although energy prices surged higher, investors retained their optimism and riskier assets, such as stocks and higher-yielding fixed-income securities, generally continued to rally. Investors encountered another unexpected shock on March 11, when a catastrophic natural disaster followed by a nuclear crisis hit Japan, one of the world’s largest economies and a key exporter of industrial components to many countries and industries, including U.S. automobile manufacturers. However, the disruptions to the global supply chain proved significantly less severe than originally anticipated and, after a brief pullback, the markets continued to climb higher.
     In April 2011, market concerns resurfaced when Greece again teetered on the brink of defaulting on its sovereign debt, rekindling worries from 2010 that fiscal instability might spread to other parts of Europe. At the same time, a debate regarding government spending and borrowing intensified in the United States, causing a renewed sense of uncertainty among businesses and consumers as the August 2 deadline to raise the U.S. Government’s debt ceiling loomed. Additionally, the Fed’s latest round of quantitative easing measures labeled “QE2” officially ended on June 30, further contributing to questions around what the Fed’s next move would be. As a result, by period end, job creation had slowed to a crawl, the unemployment rate moved higher and consumers reined in spending. Despite the volatility and dramatic headlines, overall the global markets finished the second half of the reporting period in positive territory, reflective of healthy balance sheets of many multinational corporations, continued growth in developing markets and the ongoing economic recoveries in the U.S., Canada and in much of Western Europe.
Portfolio Strategy
We continued to maintain a conservative investment posture, carefully monitoring the health of the financial institutions that issue money market instruments. We typically focused on commercial paper and time deposits from high-quality issuers, and we avoided non-traditional repurchase agreements.
     For much of the reporting period, we maintained the Fund’s weighted average maturity in a range that was in line with industry averages. However, over the second half of the reporting period, we responded to the decreased likelihood of rate hikes from the Fed by increasing the Fund’s weighted average maturity to a slightly longer-than-average position.
     We expect the choppy economic recovery to continue, but we believe a subpar GDP growth rate means that the Fed will likely maintain its current course of keeping interest rates at historic lows, and money market yields seem poised to remain at or near current levels for some time. Although the Fed ended QE2, the market has appeared to push back its expectations of higher short-term interest rates given the continued slow rate of economic growth. Accordingly, we remain focused primarily on capital preservation and liquidity. In addition, it is worth noting that regulators are considering additional changes to the rules governing money market funds. We are monitoring the debate closely, and we will adjust our investment strategies as needed.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

3 | OPPENHEIMER MONEY FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2011	June 30, 2011	June 30, 2011

Actual
	$1,000.00	$1,000.10	$1.49
Hypothetical (5% return before expenses)
	1,000.00	1,023.31	1.51
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratio based on the 6-month period ended June 30, 2011 is as follows:
Expense Ratio
     0.30%
The expense ratio reflects voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

4 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS June 30, 2011 / Unaudited

	Maturity	Final Legal	Principal
	Date*	Maturity Date**	Amount	Value

Certificates of Deposit—33.3%
Yankee Certificates of Deposit—33.3%
Bank of Nova Scotia, Houston TX:
0.18%	8/25/11	8/25/11	$2,800,000	$2,800,000
0.19%	8/29/11	8/29/11	1,600,000	1,600,000
0.20%	8/5/11	8/5/11	2,500,000	2,500,000
Barclays Bank plc, New York, 0.77%[1]	7/19/11	7/19/11	4,000,000	4,000,000
BNP Paribas, New York, 0.44%[1]	8/15/11	8/15/11	2,700,000	2,700,000
Credit Agricole Corporate & Investment Bank, New York Branch, 0.17%	7/13/11	7/13/11	3,600,000	3,600,000
Credit Suisse, New York Branch, 0.21%	7/28/11	7/28/11	1,000,000	1,000,000
National Australia Bank, New York:
0.20%	9/22/11	9/22/11	3,200,000	3,200,000
0.22%	10/27/11	10/27/11	2,500,000	2,500,000
0.22%	10/28/11	10/28/11	1,800,000	1,800,000
Rabobank Nederland NV, New York:
0.26%[1]	8/16/11	5/16/12	2,500,000	2,500,000
0.27%[1]	7/29/11	7/29/11	2,000,000	2,000,000
Royal Bank of Canada, New York:
0.25%[1]	7/1/11	7/1/11	3,500,000	3,500,000
0.27%[1]	7/1/11	8/16/11	3,000,000	3,000,000
Skandinaviska Enskilda Bank, New York, 0.25%	8/8/11	8/8/11	4,000,000	4,000,000
Svenska Handelsbanken, New York, 0.34%	9/28/11	9/28/11	4,500,000	4,501,611
Toronto Dominion Bank, New York, 0.27%[1]	7/12/11	7/12/12	1,000,000	1,000,000
UBS AG, Stamford CT, 0.20%	9/26/11	9/26/11	5,000,000	5,000,000

Total Certificates of Deposit (Cost $51,201,611)				51,201,611

Direct Bank Obligations—19.7%
Barclays US Funding LLC, 0.23%	7/21/11	7/21/11	400,000	399,949
Commonwealth Bank of Australia, 0.27%[2]	7/11/11	7/11/11	1,000,000	999,925
Credit Agricole North America, Inc., 0.17%	7/7/11	7/7/11	2,000,000	1,999,943
ING (US) Funding LLC:
0.11%	7/5/11	7/5/11	2,000,000	1,999,976
0.11%	7/6/11	7/6/11	4,000,000	3,999,867
0.20%	8/1/11	8/1/11	400,000	399,931
Nordea North America, Inc.:
0.20%	9/8/11	9/8/11	1,900,000	1,899,290
0.25%	11/21/11	11/21/11	3,000,000	2,997,021
0.36%	7/26/11	7/26/11	2,000,000	1,999,500
Skandinaviska Enskilda Banken AB, 0.24%[2]	9/1/11	9/1/11	2,600,000	2,598,948
Societe Generale North America, Inc., 0.18%	7/14/11	7/14/11	4,700,000	4,699,720
Svenska Handelsbanken, Inc., 0.20%[2]	10/11/11	10/11/11	2,700,000	2,698,470
Swedbank AB:
0.21%	9/7/11	9/7/11	2,500,000	2,499,032
0.26%	7/28/11	7/28/11	1,000,000	999,805

Total Direct Bank Obligations (Cost $30,191,377)				30,191,377

Short-Term Notes—40.9%
Diversified Financial Services—4.6%
General Electric Capital Services, 0.20%	10/7/11	10/7/11	7,100,000	7,096,134
Electric Utilities—1.3%
Electricite De France, 0.17%[2]	7/20/11	7/20/11	2,000,000	1,999,821

5 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Maturity	Final Legal	Principal
	Date*	Maturity Date**	Amount	Value

Leasing & Factoring—4.8%
American Honda Finance Corp., 0.35%[1]	9/29/11	6/29/12	$1,500,000	$1,500,000
Toyota Motor Credit Corp.:
0.30%	8/3/11	8/3/11	1,000,000	999,725
0.30%	8/4/11	8/4/11	2,500,000	2,499,292
0.30%	8/5/11	8/5/11	920,000	919,732
0.30%	8/12/11	8/12/11	1,500,000	1,499,475

				7,418,224

Municipal—11.5%
Carroll Cnty., KY Solid Waste Disposal Revenue Bonds, North American Stainless Project, Series 2006, 0.14%[1]	7/7/11	7/7/11	4,300,000	4,300,000
Chicago, IL Industrial Development Revenue Bonds, Freedman Seating Co. Project, Series 1998, 0.23%[1]	7/7/11	7/7/11	1,275,000	1,275,000
Cobb Cnty., GA Development Authority Revenue Bonds, Presbyterian Village-Austell, Inc., 0.21%[1]	7/7/11	7/7/11	3,005,000	3,005,000
Health Care Revenue Bonds, SFO Associates Project, Series 1994, 0.22%[1]	7/7/11	7/7/11	1,900,000	1,900,000
IL Finance Authority, Freedman Seating Co. Project, Series 2005, 0.23%[1]	7/7/11	7/7/11	1,085,000	1,085,000
Miami-Dade Cnty., FL Industrial Development Authority Bonds, Airbus Service Co., Inc. Project, Series 98, 0.13%[1]	7/7/11	7/7/11	1,000,000	1,000,000
San Antonio, TX Industrial Development Authority Revenue Bonds, Tindall Corp. Project, 0.24%[1]	7/7/11	7/7/11	3,100,000	3,100,000
St. Paul, MN Port Authority Revenue Refunding Bonds, Series 2009-12EE, 0.13%[1]	7/7/11	7/7/11	1,150,000	1,150,000
Valdosta-Lowndes Cnty., GA Industrial Authority, Steeda Autosports, Inc. Project, Series 2008, 0.30%[1]	7/7/11	7/7/11	880,000	880,000

				17,695,000

Personal Products—3.6%
Reckitt Benckiser Treasury Services plc:
0.40%[2]	7/11/11	7/11/11	2,500,000	2,499,722
0.43%[2]	9/1/11	9/1/11	1,000,000	999,259
0.43%[2]	9/8/11	9/8/11	2,000,000	1,998,352

				5,497,333

Receivables Finance—9.2%
Alpine Securitization Corp., 0.19%	7/5/11	7/5/11	2,000,000	1,999,958
Chariot Funding LLC, 0.03%[2]	7/1/11	7/1/11	2,000,000	2,000,000
Crown Point Capital Co.:
0.27%	7/5/11	7/5/11	1,200,000	1,199,964
0.27%	7/12/11	7/12/11	2,000,000	1,999,835
Market Street Funding LLC, 0.05%[2]	7/1/11	7/1/11	3,700,000	3,700,000
Mont Blanc Capital Corp.:
0.22%[2]	7/25/11	7/25/11	2,200,000	2,199,663
0.25%[2]	7/11/11	7/11/11	1,000,000	999,931

				14,099,351

Special Purpose Financial—5.9%
Crown Point Capital Co., 0.20%	7/14/11	7/14/11	3,000,000	2,999,783
Lexington Parker Capital Co. LLC:
0.27%[2]	7/6/11	7/6/11	4,000,000	3,999,850
0.27%[2]	7/7/11	7/7/11	2,000,000	1,999,910

				8,999,543

Total Short-Term Notes (Cost $62,805,406)				62,805,406

6 | OPPENHEIMER MONEY FUND/VA

	Maturity	Final Legal	Principal
	Date*	Maturity Date**	Amount	Value

U.S. Government Obligations—6.6%
U.S. Treasury Nts.:
0.75%	7/5/11	7/5/11	$2,000,000	$2,008,435
1.00%	4/30/12	4/30/12	1,000,000	1,005,714
1.13%	12/15/11	12/15/11	3,000,000	3,010,637
1.38%	2/15/12	2/15/12	2,000,000	2,013,055
4.50%	3/31/12	3/31/12	1,000,000	1,031,165
4.88%	7/31/11	7/31/11	1,000,000	1,003,696

Total U.S. Government Obligations (Cost $10,072,702)				10,072,702

Total Investments, at Value (Cost $154,271,096)			100.5%	154,271,096
Liabilities in Excess of Other Assets			(0.5)	(734,091)

Net Assets			100.0%	$153,537,005

Footnotes to Statement of Investments
Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

*	The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

**	If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life.

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $28,693,851 or 18.69% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Certificates of Deposit	$—	$51,201,611	$—	$51,201,611
Direct Bank Obligations	—	30,191,377	—	30,191,377
Short-Term Notes	—	62,805,406	—	62,805,406
U.S. Government Obligations	—	10,072,702	—	10,072,702

Total Assets	$—	$154,271,096	$—	$154,271,096

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.

7 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited

June 30, 2011

Assets
Investments, at value (cost $154,271,096)—see accompanying statement of investments	$154,271,096
Cash	3,458,991
Receivables and other assets:
Shares of beneficial interest sold	135,251
Interest	70,773
Other	12,251

Total assets	157,948,362

Liabilities
Payables and other liabilities:
Investments purchased	3,299,996
Shares of beneficial interest redeemed	1,063,067
Shareholder communications	16,613
Transfer and shareholder servicing agent fees	12,384
Trustees’ compensation	8,496
Dividends	490
Other	10,311

Total liabilities	4,411,357

Net Assets	$153,537,005

Composition of Net Assets
Par value of shares of beneficial interest	$153,537
Additional paid-in capital	153,383,053
Accumulated net realized gain on investments	415

Net Assets—applicable to 153,536,590 shares of beneficial interest outstanding	$153,537,005

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00
See accompanying Notes to Financial Statements.

8 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended June 30, 2011

Investment Income
Interest	$227,791

Expenses
Management fees	325,059
Transfer and shareholder servicing agent fees	72,235
Shareholder communications	11,969
Trustees’ compensation	8,658
Custodian fees and expenses	1,067
Administration service fees	750
Other	18,426

Total expenses	438,164
Less waivers and reimbursements of expenses	(217,903)

Net expenses	220,261

Net Investment Income	7,530

Net Realized Gain on Investments	415

Net Increase in Net Assets Resulting from Operations	$7,945

See accompanying Notes to Financial Statements.

9 | OPPENHEIMER MONEY FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2011	December 31,
	(Unaudited)	2010

Operations
Net investment income	$7,530	$11,351
Net realized gain	415	68

Net increase in net assets resulting from operations	7,945	11,419

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(7,530)	(46,794)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions	3,839,435	(31,222,151)

Net Assets
Total increase (decrease)	3,839,850	(31,257,526)
Beginning of period	149,697,155	180,954,681

End of period	$153,537,005	$149,697,155

See accompanying Notes to Financial Statements.

10 | OPPENHEIMER MONEY FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2011				Year Ended December 31,
	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations-net investment income and net realized gain[1]	— [2]	— [2]	— [2]	.03	.05	.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	— [2]	— [2]	— [2]	(.03)	(.05)	(.05)
Distributions from net realized gain	—	—	—	—	— [2]	— [2]

Total dividends and/or distributions to shareholders	— [2]	— [2]	— [2]	(.03)	(.05)	(.05)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.01%	0.03%	0.32%	2.78%	4.98%	4.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$153,537	$149,697	$180,955	$243,356	$189,749	$171,521

Average net assets (in thousands)	$145,692	$164,258	$218,079	$212,564	$181,271	$171,118

Ratios to average net assets:[4]
Net investment income	0.01%	0.01%	0.35%	2.72%	4.86%	4.61%
Total expenses	0.61%	0.61%	0.57%	0.50%	0.50%	0.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.30%	0.35%	0.48%	0.50%	0.50%	0.49%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.
See accompanying Notes to Financial Statements.

11 | OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Money Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek maximum current income from investments in “money market” securities consistent with low capital risk and the maintenance of liquidity. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
     The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other

12 | OPPENHEIMER MONEY FUND/VA

Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Sold	52,465,252	$52,465,252	64,871,083	$64,871,083
Dividends and/or distributions reinvested	7,530	7,530	46,794	46,794
Redeemed	(48,633,347)	(48,633,347)	(96,140,028)	(96,140,028)

Net increase (decrease)	3,839,435	$3,839,435	(31,222,151)	$(31,222,151)

13 | OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
3. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of its daily net assets. For the six months ended June 30, 2011, the Fund paid $72,729 to OFS for services to the Fund.
Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $217,903.
     The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.50%.
     Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
4. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and

14 | OPPENHEIMER MONEY FUND/VA

assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

15 | OPPENHEIMER MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

16 | OPPENHEIMER MONEY FUND/VA

OPPENHEIMER MONEY FUND/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Carol E. Wolf, Vice President and Portfolio Manager
Christopher Proctor, Vice President and Portfolio Manager
Arthur S. Gabinet, Secretary
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered	KPMG llp
Public Accounting Firm

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2011 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/ VA
Portfolio Managers: Arthur P. Steinmetz, Krishna Memani, Joseph Welsh, Caleb Wong and Sara J. Zervos, Ph.D.
Cumulative Total Returns
For the 6-Month Period Ended 6/30/11

Non-Service Shares	4.79%
Service Shares	4.68
Average Annual Total Returns
For the Periods Ended 6/30/11

	1-Year	5-Year	10-Year

Non-Service Shares	14.43%	7.70%	7.82%
Service Shares	14.35	7.45	7.48
Expense Ratios
For the Fiscal Year Ended 12/31/10

	Gross Expense	Net Expense
	Ratios	Ratios

Non-Service Shares	0.79%	0.71%
Service Shares	1.03	0.95
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. Expense ratios are as stated in the Fund’s prospectus, current as of the date of this report.
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total market value of investments.
Corporate Bonds & Notes—Top Ten Industries

Oil, Gas & Consumable Fuels	4.1%
Commercial Banks	2.3
Electric Utilities	1.7
Media	1.7
Hotels, Restaurants & Leisure	1.4
Capital Markets	1.1
Metals & Mining	1.0
Diversified Telecommunication Services	0.9
Energy Traders	0.9
Paper & Forest Products	0.9
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on net assets.
2 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
For the six-month period ended June 30, 2011, the Fund’s Non-Service Shares provided a return of 4.79%. In comparison, the Barclays Capital U.S. Aggregate Bond Index returned 2.72% and the Citigroup World Government Bond Index returned 4.00%.
     Despite volatility stemming from a sovereign debt crisis in Europe, natural disasters in Japan, political uprisings in the Middle East and a contentious political debate in the United States, global fixed-income securities held up relatively well, on average, over the reporting period. The Fund produced higher returns than its benchmarks, primarily due to strong results from high yield corporate bonds.
Economic and Market Overview
2011 began on an optimistic note as investors responded positively to an accelerating U.S. economic recovery, better-than-expected economic data in Europe and strong corporate earnings across a number of regions. Consequently, investors began the year with an ample appetite for risk, sparking gains among high yield bonds and emerging-market securities. In contrast, high-quality sovereign debt, including U.S. government securities, lagged market averages at the time as investors focused on higher-yielding securities.
     However, several unexpected macroeconomic developments soon called the global economic recovery into question. Political uprisings in North Africa and the Middle East in February fueled a sharp rise in energy prices, and natural and nuclear disasters hit Japan in March, disrupting one of the world’s larger economies and potentially upsetting the global industrial supply chain for some industries. Yet, investor sentiment rebounded relatively quickly from these setbacks, and investors returned their attention to higher-yielding, lower-rated segments of the U.S. and global bond markets.
     In late April, investor sentiment began to deteriorate in earnest when Greece teetered on the brink of defaulting on its sovereign debt, reigniting concerns last seen in 2010 regarding the possible spread of a sovereign debt crisis to other peripheral members of the European Union. In addition, persistently high unemployment and a pressured housing market weighed on investor sentiment in the United States, as did an intensifying debate about government spending and borrowing. These developments sparked a reversal of fortune in the global bond markets as formerly high-flying corporate bonds gave back some of their previous gains and traditional safe havens rallied, driving prices of U.S. government securities and the sovereign debt of other fiscally sound nations higher. In the emerging markets, bonds generally remained under pressure from measures designed to forestall an acceleration of inflation, including tighter monetary policies imposed in China, India and other fast-growing economies.
Fund Review
The Fund received especially robust results from high yield corporate bonds, which traditionally have provided a degree of protection from fluctuating interest rates. The Fund’s focus on bonds with B and CCC ratings, and a corresponding de-emphasis on BB-rated bonds, enhanced returns within the high yield sector. The Fund also benefited from an allocation to senior floating-rate bank loans, which historically have tended to do well in rising interest-rate environments, through its investment in Oppenheimer Master Loan Fund, LLC.
     Among U.S. government securities, the Fund favored mortgage-backed securities backed by U.S. government agencies over lower yielding U.S. Treasury securities. The Fund also invested in non-agency mortgage-backed securities. These securities fared well over the first half of 2011 due to lower-than-average prepayment rates, contributing positively to the Fund’s relative performance during that time.
     As has been the case for some time, the Fund’s international investments focused more on bonds in the emerging markets than in developed markets. This positioning helped bolster the Fund’s relative results. The Fund received especially strong contributions to performance from bonds in markets where inflation-adjusted yields remained relatively high, such as Brazil, South Africa and Mexico. The Fund’s developed markets positions had a mild bias favoring corporate securities over sovereign bonds.
3 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
     Although the Fund suffered relatively few disappointments during the reporting period, it experienced losses in certain areas, particularly over the second half of the period. An emphasis on the euro over the Japanese yen proved ineffective when the European sovereign debt crisis intensified. As the markets witnessed increased volatility and investors became more risk averse, the Fund’s investments in mortgage-backed securities and commercial mortgage-backed securities detracted from performance, as did certain higher yielding investments. While the Fund’s performance pulled back to a degree over the second half of the period, the losses did not nearly offset the gains witnessed earlier in the period.
Outlook
Despite a currently cloudy near-term outlook stemming from political uncertainties in Europe and the United States, we remain cautiously optimistic regarding the longer-term prospects of global fixed-income markets. As the global economy moves to the next phase of the economic cycle, we expect longer-term bond yields to rise in most sovereign debt markets, and the emerging markets should continue to enjoy robust economic growth. The corporate sector may offer better opportunities for current income and potential price appreciation. We also have identified attractive opportunities among U.S. mortgage-backed securities.
     Please remember that bonds are exposed to credit and interest rate risks (when interest rates rise, bond/fund prices generally fall). The Fund may invest in foreign securities, which entail special risks (such as currency fluctuations and political factors) and may have higher expenses and volatility. The Fund also invests in derivative instruments, investments whose values depend on the performance of an underlying security, asset, interest rate, index or currency and entail potentially higher volatility and risk of loss compared to traditional stock or bond investments. The Fund may invest in below-investment-grade (“junk”) bonds, which are more at risk of default and are subject to liquidity risk. See the prospectus for more information on the risks associated with investing in the Fund.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2011	June 30, 2011	June 30, 2011

Non-Service Shares	$1,000.00	$1,047.90	$3.66
Service Shares	1,000.00	1,046.80	4.93

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,021.22	3.61
Service Shares	1,000.00	1,019.98	4.87
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2011 are as follows:

Class	Expense Ratios

Non-Service Shares	0.72%
Service Shares	0.97
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
5 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS June 30, 2011 / Unaudited

	Principal
	Amount	Value

Asset-Backed Securities—1.6%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/13[1]	$315,000	$316,478
Ally Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A4, 2.09%, 5/15/15	115,000	117,449
Ally Auto Receivables Trust 2010-4, Automobile Receivables Nts., Series 2010-4, Cl. A3, 0.91%, 11/17/14	140,000	140,244
Ally Master Owner Trust, Asset-Backed Nts., Series 2011-1, Cl. A2, 2.15%, 1/15/16	845,000	856,628
AmeriCredit Automobile Receivables Trust 2010-4, Automobile Receivables-Backed Nts., Series 2010-4, Cl. A3, 1.27%, 4/8/15	230,000	230,766
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts., Series 2011-2, Cl. A3, 1.61%, 10/8/15	310,000	312,551
AmeriCredit Prime Automobile Receivables Trust 2007-1, Automobile Receivables Nts., Series 2007-1, Cl. D, 5.62%, 9/8/14	1,319,000	1,340,651
AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile Receivables Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13	67,021	67,028
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.146%, 5/25/34[2]	924,857	822,699
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates, Series 2006-M3, Cl. A2B, 0.286%, 9/25/36[2]	357,859	116,758
Bank of America Auto Trust 2010-2, Automobile Receivables, Series 2010-2, Cl. A4, 1.94%, 6/15/17	60,000	61,162
Capital Auto Receivables Asset Trust 2007-1, Automobile Asset-Backed Securities, Series 2007-1, Cl. B, 5.15%, 9/17/12	262,000	266,431
Citibank Omni Master Trust, Credit Card Receivables:
Series 2009-A12, Cl. A12, 3.35%, 8/15/16[1]	585,000	599,079
Series 2009-A13, Cl. A13, 5.35%, 8/15/18[1]	535,000	585,404
Series 2009-A17, Cl. A17, 4.90%, 11/15/18[1]	535,000	579,424
Series 2009-A8, Cl. A8, 2.287%, 5/16/16[1,2]	205,000	207,513
Countrywide Home Loans, Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36	1,054,955	860,638
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36	143,761	122,891
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.306%, 6/25/47[2]	5,320,000	4,736,183
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates:
Series 2005-G, Cl. 2A, 0.417%, 12/15/35[2]	181,367	101,811
Series 2006-H, Cl. 2A1A, 0.337%, 11/15/36[2]	68,485	21,142
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	520,000	525,494
DT Auto Owner Trust 2009-1, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15[1]	334,937	338,170
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[1]	720,000	723,578
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 0.656%, 8/15/25[3,4]	1,820,063	—
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.296%, 6/25/36[2]	23,183	23,103
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	581,360	581,970
Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series 2010-B, Cl. A2, 0.75%, 10/15/12[1]	620,000	620,367
Ford Credit Auto Owner Trust, Automobile Receivable Nts., Series 2010-A, Cl. A4, 2.15%, 6/15/15	1,635,000	1,673,228
6 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount	Value

Asset-Backed Securities Continued
Ford Credit Floorplan Master Owner Trust 2011-1, Asset-Backed Nts., Series 2011-1, Cl. A1, 2.12%, 2/15/16	$625,000	$634,400
GE Capital Credit Card Master Note Trust, Asset-Backed Nts., Series 2009-2, Cl. A, 3.69%, 7/15/15	550,000	565,790
GE Dealer Floorplan Master Note Trust, Asset-Backed Securities, Series 2009-2A, Cl. A, 1.736%, 10/20/14[1,2]	270,000	274,063
GMAC Mortgage Servicer Advance Funding Ltd., Asset-Backed Nts., Series 2011-1A, Cl. A, 3.72%, 2/15/23[1]	580,000	585,774
Harley-Davidson Motorcycle Trust 2010-1, Motorcycle Contract-Backed Nts., Series 2010-1, Cl. A3, 1.16%, 2/15/15	430,000	431,237
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[1]	310,000	316,426
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.863%, 6/1/35	1,046,000	563,256
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.446%, 1/20/35[2]	170,559	160,644
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.296%, 3/20/36[2]	48,825	48,742
Hyundai Auto Receivables Trust 2010-A, Automobile Receivable Nts., Series 2010-A, Cl. A3, 1.50%, 10/15/14	625,000	630,955
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.:
Series 2007-1A, Cl. B, 2.165%, 8/15/22[2,4]	7,870,000	5,509,000
Series 2007-1A, Cl. C, 3.465%, 8/15/22[2,4]	5,270,000	3,583,600
Series 2007-1A, Cl. D, 5.465%, 8/15/22[2,4]	5,270,000	3,530,900
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.286%, 8/25/36[2]	1,221,877	415,292
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[3,4]	66,744	5,673
Nissan Auto Lease Trust 2010-B, Automobile Asset-Backed Nts., Series 2010-B, Cl. A3, 1.12%, 12/15/13	550,000	552,776
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/1/36	208,002	186,265
RASC Series 2006-KS7 Trust, Home Equity Mtg. Asset-Backed Pass-Through Certificates, Series 2006-KS7, Cl. A2, 0.286%, 9/25/36[2]	54,656	54,459
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. A3, 1.20%, 6/16/14	340,000	341,168
Santander Drive Auto Receivables Trust 2010-A, Automobile Receivables Nts., Series 2010-A, Cl. A2, 1.37%, 8/15/13[1]	566,392	568,015
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[4]	290,216	290,578
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 0.647%, 6/15/39[2]	2,487,000	1,193,851
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 3.747%, 5/1/37[1,2,5]	175,850	98,518
Volkswagen Auto Lease Trust 2010-A, Automobile Receivable Nts., Series 2010-A, Cl. A3, 0.99%, 11/20/13	545,000	546,400
Westlake Automobile Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/14[1]	275,000	275,282
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2009-A, Cl. A, 4.60%, 9/15/15	515,000	522,229

Total Asset-Backed Securities (Cost $47,075,624)		38,834,133
7 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Mortgage-Backed Obligations—20.0%
Government Agency—6.7%
FHLMC/FNMA/FHLB/Sponsored—6.4%
Federal Home Loan Mortgage Corp.:
5%, 9/15/33-6/1/40	$1,959,502	$2,093,561
5.50%, 9/1/39	1,554,976	1,681,615
6%, 5/15/18-10/1/37	891,264	981,693
6.50%, 3/15/18-8/15/32	1,953,055	2,203,856
7%, 10/1/31-10/1/37	509,269	587,528
7.50%, 1/1/32	763,217	891,257
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	907,522	1,034,051
Series 151, Cl. F, 9%, 5/15/21	24,735	28,530
Series 1674, Cl. Z, 6.75%, 2/15/24	727,272	820,125
Series 1897, Cl. K, 7%, 9/15/26	1,600,870	1,825,186
Series 2006-11, Cl. PS, 23.885%, 3/25/36[2]	502,585	664,199
Series 2043, Cl. ZP, 6.50%, 4/15/28	625,133	710,709
Series 2106, Cl. FG, 0.637%, 12/15/28[2]	1,133,052	1,136,778
Series 2122, Cl. F, 0.637%, 2/15/29[2]	33,899	33,963
Series 2148, Cl. ZA, 6%, 4/15/29	960,382	1,037,860
Series 2195, Cl. LH, 6.50%, 10/15/29	498,055	576,751
Series 2326, Cl. ZP, 6.50%, 6/15/31	70,868	82,940
Series 2344, Cl. FP, 1.137%, 8/15/31[2]	341,778	345,639
Series 2368, Cl. PR, 6.50%, 10/15/31	282,749	312,093
Series 2412, Cl. GF, 1.137%, 2/15/32[2]	654,475	662,525
Series 2449, Cl. FL, 0.737%, 1/15/32[2]	435,549	438,511
Series 2451, Cl. FD, 1.187%, 3/15/32[2]	224,475	227,375
Series 2453, Cl. BD, 6%, 5/15/17	103,417	111,563
Series 2461, Cl. PZ, 6.50%, 6/15/32	1,019,195	1,155,561
Series 2464, Cl. FI, 1.187%, 2/15/32[2]	215,777	218,379
Series 2470, Cl. AF, 1.187%, 3/15/32[2]	385,145	391,969
Series 2470, Cl. LF, 1.187%, 2/15/32[2]	220,816	224,082
Series 2471, Cl. FD, 1.187%, 3/15/32[2]	334,908	339,467
Series 2477, Cl. FZ, 0.737%, 6/15/31[2]	871,674	877,111
Series 2500, Cl. FD, 0.687%, 3/15/32[2]	27,405	27,546
Series 2517, Cl. GF, 1.187%, 2/15/32[2]	191,988	194,748
Series 2526, Cl. FE, 0.587%, 6/15/29[2]	52,762	52,951
Series 2551, Cl. FD, 0.587%, 1/15/33[2]	24,770	24,876
Series 2676, Cl. KY, 5%, 9/15/23	3,843,000	4,169,190
Series 2907, Cl. GC, 5%, 6/1/27	511,208	514,026
Series 3019, Cl. MD, 4.75%, 1/1/31	718,697	732,517
Series 3025, Cl. SJ, 24.064%, 8/15/35[2]	567,176	742,713
Series 3094, Cl. HS, 23.698%, 6/15/34[2]	325,664	417,224
Series 3848, Cl. WL, 4%, 4/1/40	812,001	860,046
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 14.051%, 2/1/28[6]	24,926	5,078
Series 205, Cl. IO, 14.063%, 9/1/29[6]	129,089	26,996
Series 2074, Cl. S, 68.348%, 7/17/28[6]	35,020	7,329
Series 2079, Cl. S, 81.858%, 7/17/28[6]	58,399	12,256
Series 2136, Cl. SG, 82.812%, 3/15/29[6]	1,584,280	299,097
Series 2399, Cl. SG, 76.17%, 12/15/26[6]	914,778	165,158
Series 243, Cl. 6, 1.751%, 12/15/32[6]	369,731	72,714
Series 2437, Cl. SB, 88.466%, 4/15/32[6]	2,713,879	534,971
Series 2526, Cl. SE, 41.343%, 6/15/29[6]	66,242	13,283
Series 2802, Cl. AS, 74.24%, 4/15/33[6]	401,043	38,366
Series 2920, Cl. S, 68.237%, 1/15/35[6]	587,244	94,710
Series 3110, Cl. SL, 17.819%, 2/15/26[6]	350,853	49,840
Series 3451, Cl. SB, 29.003%, 5/15/38[6]	1,105,445	144,946
Federal National Mortgage Assn.:
3.141%, 10/1/36[2]	4,694,821	4,943,311
4%, 7/1/26[7]	355,000	369,866
4.50%, 7/1/26-7/1/41[7]	20,360,000	21,183,902
5%, 11/25/21-7/25/33	2,465,925	2,638,688
5%, 8/1/41[7]	17,270,000	18,303,506
5.50%, 4/25/21-1/1/36	942,277	1,023,890
5.50%, 7/1/26-7/1/41[7]	13,668,000	14,783,620
6%, 10/25/16-1/25/19	543,214	593,120
6%, 7/1/41[7]	10,925,000	12,002,139
6.50%, 4/25/17-1/1/34	2,487,380	2,832,002
7%, 11/1/17-6/25/34	2,600,069	2,994,264
7.50%, 2/25/27-3/25/33	2,877,470	3,371,806
8.50%, 7/1/32	3,096	3,550
8 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn:
15 yr., 3.50%, 6/1/26[7]	$6,925,000	$7,052,683
30 yr., 4%, 8/1/41[7]	7,780,000	7,759,336
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	502,676	569,915
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	266,321	307,095
Trust 2001-69, Cl. PF, 1.186%, 12/25/31[2]	493,798	502,500
Trust 2001-80, Cl. ZB, 6%, 1/25/32	570,009	637,081
Trust 2002-12, Cl. PG, 6%, 3/25/17	339,829	367,368
Trust 2002-29, Cl. F, 1.186%, 4/25/32[2]	244,345	248,777
Trust 2002-60, Cl. FH, 1.186%, 8/25/32[2]	499,022	506,749
Trust 2002-64, Cl. FJ, 1.186%, 4/25/32[2]	75,242	76,607
Trust 2002-68, Cl. FH, 0.686%, 10/18/32[2]	171,314	172,555
Trust 2002-84, Cl. FB, 1.186%, 12/25/32[2]	1,015,937	1,034,447
Trust 2002-9, Cl. PC, 6%, 3/25/17	344,142	375,835
Trust 2002-9, Cl. PR, 6%, 3/25/17	421,386	455,642
Trust 2002-90, Cl. FH, 0.686%, 9/25/32[2]	568,419	573,081
Trust 2003-11, Cl. FA, 1.186%, 9/25/32[2]	1,015,960	1,034,471
Trust 2003-116, Cl. FA, 0.586%, 11/25/33[2]	77,838	78,102
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,615,982	1,727,176
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	2,160,000	2,382,520
Trust 2005-12, Cl. JC, 5%, 6/1/28	695,034	704,352
Trust 2005-25, Cl. PS, 27.343%, 4/25/35[2]	529,142	834,565
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	560,000	615,342
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	480,000	517,880
Trust 2006-46, Cl. SW, 23.518%, 6/25/36[2]	873,994	1,120,433
Trust 2009-36, Cl. FA, 1.126%, 6/25/37[2]	431,358	435,642
Trust 2011-15, Cl. DA, 4%, 3/1/41	1,076,334	1,107,011
Trust 2011-3, Cl. KA, 5%, 4/1/40	609,536	662,458
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 52.301%, 11/18/31[6]	279,321	48,517
Trust 2001-63, Cl. SD, 46.308%, 12/18/31[6]	68,129	11,667
Trust 2001-68, Cl. SC, 35.84%, 11/25/31[6]	44,359	7,608
Trust 2001-81, Cl. S, 41.301%, 1/25/32[6]	55,767	10,455
Trust 2002-28, Cl. SA, 45.271%, 4/25/32[6]	34,581	5,550
Trust 2002-38, Cl. SO, 64.28%, 4/25/32[6]	189,245	28,978
Trust 2002-48, Cl. S, 41.93%, 7/25/32[6]	54,536	10,397
Trust 2002-52, Cl. SL, 43.362%, 9/25/32[6]	34,748	6,613
Trust 2002-56, Cl. SN, 44.292%, 7/25/32[6]	74,939	14,282
Trust 2002-77, Cl. IS, 57.527%, 12/18/32[6]	322,418	64,482
Trust 2002-77, Cl. SH, 50.949%, 12/18/32[6]	78,174	15,648
Trust 2002-9, Cl. MS, 40.435%, 3/25/32[6]	71,973	14,050
Trust 2003-13, Cl. IO, 17.848%, 3/25/33[6]	600,485	132,039
Trust 2003-26, Cl. DI, 17.887%, 4/25/33[6]	455,694	93,504
Trust 2003-33, Cl. SP, 52.588%, 5/25/33[6]	482,599	82,625
Trust 2003-38, Cl. SA, 44.953%, 3/25/23[6]	735,305	94,992
Trust 2003-4, Cl. S, 48.695%, 2/25/33[6]	141,656	26,585
Trust 2004-56, Cl. SE, 25.036%, 10/25/33[6]	2,059,549	340,239
Trust 2005-14, Cl. SE, 48.325%, 3/25/35[6]	1,921,709	243,098
Trust 2005-40, Cl. SA, 71.112%, 5/25/35[6]	1,635,106	275,511
Trust 2005-40, Cl. SB, 97.452%, 5/25/35[6]	2,733,030	548,059
Trust 2005-63, Cl. SA, 78.733%, 10/25/31[6]	114,484	23,426
Trust 2005-71, Cl. SA, 66.253%, 8/25/25[6]	383,961	55,284
Trust 2006-129, Cl. SM, 22.616%, 1/25/37[6]	758,185	122,897
Trust 2006-51, Cl. SA, 24.344%, 6/25/36[6]	9,743,216	1,606,856
Trust 2006-60, Cl. DI, 48.451%, 4/25/35[6]	1,763,896	247,328
Trust 2006-90, Cl. SX, 99.999%, 9/25/36[6]	1,659,634	387,238
Trust 2007-88, Cl. XI, 32.847%, 6/25/37[6]	2,789,407	406,713
9 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.- Backed Security: Continued
Trust 2008-55, Cl. SA, 26.50%, 7/25/38[6]	$584,122	$57,260
Trust 214, Cl. 2, 40.146%, 3/1/23[6]	402,823	74,025
Trust 221, Cl. 2, 40.231%, 5/1/23[6]	47,363	8,950
Trust 254, Cl. 2, 32.25%, 1/1/24[6]	767,678	144,861
Trust 2682, Cl. TQ, 99.999%, 10/15/33[6]	614,485	112,610
Trust 2981, Cl. BS, 99.999%, 5/15/35[6]	1,080,998	190,483
Trust 301, Cl. 2, 6.433%, 4/1/29[6]	177,108	40,190
Trust 313, Cl. 2, 31.614%, 6/1/31[6]	1,877,292	451,492
Trust 319, Cl. 2, 7.297%, 2/1/32[6]	861,139	199,825
Trust 321, Cl. 2, 10.608%, 4/1/32[6]	227,434	54,037
Trust 324, Cl. 2, 3.693%, 7/1/32[6]	240,346	58,959
Trust 328, Cl. 2, 9.06%, 12/1/32[6]	589,487	120,294
Trust 331, Cl. 5, 0.472%, 2/1/33[6]	873,815	164,082
Trust 332, Cl. 2, 0.104%, 3/1/33[6]	5,172,746	1,126,910
Trust 334, Cl. 12, 22.23%, 2/1/33[6]	760,521	140,813
Trust 339, Cl. 15, 8.824%, 7/1/33[6]	2,240,095	463,393
Trust 345, Cl. 9, 49.689%, 1/1/34[6]	1,038,723	217,870
Trust 351, Cl. 10, 0.647%, 4/1/34[6]	469,477	79,174
Trust 351, Cl. 8, 6.632%, 4/1/34[6]	761,578	128,148
Trust 356, Cl. 10, 19.752%, 6/1/35[6]	629,581	106,056
Trust 356, Cl. 12, 22.259%, 2/1/35[6]	315,037	52,652
Trust 362, Cl. 13, 1.393%, 8/1/35[6]	381,834	65,204

		156,780,674
GNMA/Guaranteed—0.2%
Government National Mortgage Assn.:
2.125%, 12/9/25[2]	5,492	5,664
7%, 3/29/28-7/29/28	240,418	280,400
7.50%, 3/1/27	13,145	15,428
8%, 11/29/25-5/29/26	50,774	58,632
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	998,403	1,217,960
Series 2000-12, Cl. ZA, 8%, 2/16/30	2,256,810	2,606,255
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 69.433%, 7/16/28[6]	123,810	26,303
Series 1998-6, Cl. SA, 78.739%, 3/16/28[6]	73,246	15,993
Series 2001-21, Cl. SB, 89.25%, 1/16/27[6]	554,315	103,782
Series 2007-17, Cl. AI, 21.74%, 4/16/37[6]	656,014	114,892

		4,445,309

Other Agency—0.1%
NCUA Guaranteed Notes Trust 2010-C1, Gtd. Nts.:
Series 2010-C1, Cl. A1, 1.60%, 10/29/20	542,333	541,721
Series 2010-C1, Cl. A2, 2.90%, 10/29/20	805,000	804,707
NCUA Guaranteed Notes Trust 2010-R1, Gtd. Nts., Series 2010-R1, Cl. 1A, 0.64%, 10/7/20[2]	1,124,523	1,126,637

		2,473,065

Non-Agency—13.3%

Commercial—7.7%
Banc of America Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 6.077%, 7/10/44[2]	4,192,000	4,255,339
Banc of America Commercial Mortgage Trust 2006-5, Commercial Mtg. Pass-Through Certificates, Series 2006-5, Cl. AM, 5.448%, 9/1/47	6,055,000	6,063,165
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	4,159,386	4,059,519
Banc of America Commercial Mortgage Trust 2007-5, Commercial Mtg. Pass-Through Certificates, Series 2007-5, Cl. AM, 5.772%, 2/1/51	8,090,000	7,863,724
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2008-1, Cl. AM, 6.437%, 2/10/51[2]	3,415,000	3,420,719
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13, Commercial Mtg. Pass-Through Certificates, Series 2006-PWR13, Cl. AJ, 5.611%, 9/1/41	6,630,000	6,029,826
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates:
Series 2007-PWR17, Cl. AJ, 6.138%, 6/1/50[2]	7,400,000	6,083,465
Series 2007-PWR17, Cl. AM, 5.915%, 6/1/50	2,330,000	2,322,351
10 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount	Value
| |
Commercial Continued
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[1]	$190,010	$190,582
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	3,366,570	3,136,918
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 5.123%, 12/20/35[2]	176,854	138,918
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	9,799,352	8,111,909
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 5.823%, 12/1/49[2]	4,270,000	4,259,471
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	955,000	1,014,668
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-LC1, Cl. E, 5.729%, 11/1/46[1,2]	2,515,000	2,147,602
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through Certificates, Series 2007-RS1, Cl. A2, 0.686%, 1/27/37[2,4]	1,393,099	766,205
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates:
Series 2006-AB2, Cl. A1, 5.885%, 6/25/36	219,058	171,677
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	709,061	406,001
Deutsche Mortgage & Asset Receiving, Commercial Mtg.
Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[1]	720,908	726,764
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.843%, 9/1/20[1,6]	5,784,652	480,596
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	639,827	444,130
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 5.925%, 11/1/37[2]	3,601,616	2,656,788
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates, Series 1998-C1, Cl. F, 7.116%, 5/15/30[2]	1,567,000	1,571,860
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2005-GG5, Commercial Mtg. Pass-Through Certificates, Series 2005-GG5, Cl. AM, 5.277%, 4/1/37	1,285,000	1,244,526
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates:
Series 2006-GG7, Cl. AJ, 6.078%, 7/10/38[2]	6,150,000	5,622,856
Series 2006-GG7, Cl. AM, 6.078%, 7/1/38[2]	615,000	633,025
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. AM, 5.867%, 12/1/49	5,550,000	5,088,994
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations:
Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	502,848	511,414
Series 2011-GC3, Cl. D, 5.728%, 3/1/44[1,2]	3,130,000	2,870,223
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	94,467	94,358
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.726%, 5/25/35[2]	5,477,491	4,155,717
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 5.181%, 11/1/35[2]	1,712,228	1,268,343
11 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Commercial Continued
IndyMac Index Mortgage Loan Trust 2005-AR31, Mtg. Pass-Through Certificates, Series 2005-AR31, Cl. 2A2, 2.623%, 1/1/36[2,5]	$23,131	$238
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2006-CIBC15, Cl. AM, 5.855%, 6/1/43	775,000	760,244
Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47	8,281,000	6,671,160
Series 2007-CB18, Cl. A4, 5.44%, 6/1/47	2,315,000	2,477,473
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47	6,400,000	6,227,416
Series 2008-C2, Cl. AM, 6.786%, 2/1/51[2]	4,990,000	4,603,807
Series 2010-C2, Cl. A2, 3.616%, 11/1/43[1]	860,000	841,499
Series 2011-C3, Cl. A1, 1.875%, 2/1/46[1]	554,567	559,009
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AJ, 5.623%, 5/1/45	2,175,000	1,806,403
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7, Commercial Mtg. Pass-Through Certificates, Series 2006-LDP7, 5.87%, 4/1/45[2]	120,000	124,548
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.932%, 2/1/49[2]	6,465,000	6,282,342
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. ASB, 5.817%, 6/1/49[2]	570,000	608,887
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 5.518%, 1/1/37[2]	369,144	272,977
LB-UBS Commercial Mortgage Trust 2007-C2, Commercial Mtg. Pass-Through Certificates, Series 2007-C2, Cl. AM, 5.493%, 2/11/40	2,950,000	2,783,558
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. AM, 6.114%, 7/11/40	5,855,000	5,694,984
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.148%, 4/11/41[2]	2,610,000	2,611,720
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29	85,444	17,439
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	278,053	284,843
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.863%, 5/1/39[2]	3,845,000	3,561,644
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AJ, 5.485%, 7/1/46	3,745,000	3,325,998
Morgan Stanley Capital I Trust 2006-IQ12, Commercial Mtg. Pass-Through Certificates, Series 2006-IQ12, Cl. AJ, 5.399%, 12/1/43	7,734,000	6,659,061
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 6/1/49[2]	5,875,000	5,613,894
Morgan Stanley Capital I Trust 2007-IQ16, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ16, Cl. AM, 6.313%, 12/1/49[2]	525,000	520,221
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates, Series 2006-HQ10, Cl. AM, 5.36%, 11/1/41	8,500,000	8,576,939
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 3.233%, 4/25/35[2]	121,750	18,626
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	765,320	531,339
12 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount	Value

Commercial Continued
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.823%, 2/1/37[2]	$10,114,441	$7,388,503
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 5.244%, 7/1/37[2]	7,138,115	4,756,183
Wachovia Bank Commercial Mortgage Trust 2006-C23, Commercial Mtg. Pass-Through Certificates, Series 2006-C23, Cl. AJ, 5.515%, 1/1/45	4,510,000	4,266,871
Wachovia Bank Commercial Mortgage Trust 2006-C25, Commercial Mtg. Pass-Through Certificates, Series 2006-C25, Cl. AJ, 5.924%, 5/1/43[2]	4,220,000	3,963,545
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48	810,000	876,939
WaMu Mortgage Pass-Through Certificates 2006-AR15 Trust, Mtg. Pass-Through Certificates, Series 2006-AR15, Cl. 1A, 1.118%, 11/1/46[2]	1,240,620	822,633
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 2.609%, 4/1/47[2]	878,744	501,642
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 2.76%, 11/1/34[2]	1,055,996	125,080
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.737%, 2/1/35[2]	3,973,862	3,697,188
Wells Fargo Mortgage-Backed Securities 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 1A3, 2.802%, 4/25/36[2]	2,602,780	2,391,478
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 6.192%, 3/1/44[6]	6,155,000	584,409

		188,622,393

Multifamily—1.0%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-2, Cl. AJ, 5.959%, 5/1/45[2]	4,295,000	4,019,730
Citigroup Commercial Mortgage Trust 2006-C5, Commercial Mtg. Pass-Through Certificates, Series 2006-C5, Cl. AJ, 5.482%, 10/1/49	5,792,000	5,111,784
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.688%, 6/1/36[2]	6,580,424	5,770,437
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AM, 5.593%, 5/1/45	395,000	393,364
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.557%, 5/1/37[2]	5,176,461	4,498,942
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 5.047%, 9/1/35[2]	467,490	440,396
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.819%, 3/25/36[2]	3,465,837	2,934,494

		23,169,147

Other—0.1%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	2,315,000	2,486,534

Residential—4.5%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-4, Cl. AM, 5.997%, 2/1/51[2]	3,960,000	3,885,135
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.58%, 5/1/36[2]	2,025,000	1,854,279
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 2.795%, 5/1/34[2]	3,216,550	2,727,018
13 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Residential Continued
Bear Stearns ARM Trust 2004-9, Mtg. Pass-Through Certificates, Series 2004-9, Cl. 23A1, 4.976%, 11/1/34[2]	$1,210,119	$1,188,567
Chase Mortgage Finance Trust 2007-A1, Multiclass Mtg. Pass-Through Certificates, Series 2007-A1, Cl. 9A1, 3.022%, 2/1/37[2]	1,415,735	1,406,373
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	6,343,933	5,586,322
CHL Mortgage Pass-Through Trust 2005-HYB7, Mtg. Pass-Through Certificates, Series 2005-HYB7, Cl. 6A1, 5.383%, 11/1/35[2]	7,288,857	5,412,971
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	1,984,544	1,972,093
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	857,164	815,944
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 2.981%, 6/1/47[2]	2,174,525	1,578,425
CHL Mortgage Pass-Through Trust 2007-HY4, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 1A1, 5.684%, 9/1/47[2]	1,986,845	1,356,532
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 4.944%, 5/1/35[2]	2,613,362	2,242,825
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 5.093%, 8/1/35[2]	5,351,787	4,215,972
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	6,060,000	5,500,117
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2006-A5, Cl. 2A1, 5.50%, 10/1/21	1,598,275	1,536,834
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl. 1A10, 6%, 2/1/37	10,678,245	7,713,051
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A4, 6%, 8/1/37	2,868,000	2,116,943
GSR Mortgage Loan Trust 2004-5, Mtg. Pass-Through Certificates, Series 2004-5, Cl. 2A1, 2.783%, 5/1/34[2]	3,323,813	2,924,164
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates, Series 2005-AR7, Cl. 4A1, 5.267%, 11/1/35[2]	3,507,074	2,825,264
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	1,351,726	1,299,711
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	314,004	277,898
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.167%, 9/11/45[2]	10,430,000	10,276,239
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 4.946%, 10/25/36[2]	1,826,577	1,702,272
RALI Series 2006-QS13 Trust:
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	2,040,928	1,236,032
Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	40,795	24,707
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,002,688	624,828
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	3,577,681	3,002,235
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	4,374,191	3,587,980
14 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Residential Continued
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	$4,795,580		$4,230,325
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 2.722%, 10/1/35[2]	2,531,824		2,159,585
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 5.836%, 9/1/36[2]	1,283,836		1,072,736
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates:
Series 2007-HY1, Cl. 4A1, 2.671%, 2/1/37[2]	14,713,672		11,296,231
Series 2007-HY1, Cl. 5A1, 5.448%, 2/1/37[2]	8,816,041		7,059,203
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.684%, 5/1/37[2]	1,182,641		1,037,085
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust, Mtg. Pass-Through Certificates, Series 2005-AR16, Cl. 2A1, 2.756%, 10/1/35[2]	1,531,269		1,385,452
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.693%, 10/1/36[2]	3,963,365		3,506,220

			110,637,568
Total Mortgage-Backed

Obligations (Cost $491,272,148)			488,614,690

U.S. Government Obligations—3.3%
Federal Home Loan Mortgage Corp. Nts.:
1.125%, 7/27/12	17,545,000		17,690,641
2.50%, 5/27/16	1,000,000		1,026,287
5%, 2/16/17	6,500,000		7,425,990
5.125%, 11/17/17	4,000,000		4,596,468
Federal National Mortgage Assn. Nts.:
1.125%, 7/30/12	16,180,000		16,322,109
2.375%, 4/11/16	1,000,000		1,021,505
4.375%, 10/15/15[8]	4,000,000		4,435,264
4.875%, 12/15/16	1,000,000		1,135,414
5.375%, 6/12/17	6,500,000		7,571,064
U.S. Treasury Bills, 0.101%, 12/1/11[8,9]	16,800,000		16,795,716
U.S. Treasury Bonds, STRIPS, 4.833%, 2/15/16[9,10]	2,116,000		1,958,809

Total U.S. Government Obligations (Cost $78,959,611)			79,979,267

Foreign Government Obligations—22.5%
Argentina—0.7%
Argentina (Republic of) Bonds:
2.50%, 12/31/38[2]	4,155,000		1,817,813
7%, 10/3/15	10,135,000		9,847,279
Argentina (Republic of) Sr. Unsec. Bonds, Series X, 7%, 4/17/17	3,600,000		3,311,100
Provincia de Buenos Aires Sr. Unsec. Unsub. Nts., 10.875%, 1/26/21[1]	1,675,000		1,566,125

			16,542,317

Australia—0.3%
Australia (Commonwealth of) Sr. Unsec. Bonds:
Series 119, 6.25%, 4/15/15	290,000	AUD	326,532
Series 120, 6%, 2/15/17	850,000	AUD	959,254
New South Wales Treasury Corp. Sr. Unsec. Unsub. Nts., Series 16, 6%, 4/1/16	3,610,000	AUD	3,986,588
Queensland Treasury Corp. Sr. Unsec. Unsub. Nts., Series 16, 6%, 4/21/16	895,000	AUD	984,556

			6,256,930

Austria—0.1%
Austria (Republic of) Bonds, 4.35%, 3/15/19[1]	730,000	EUR	1,135,386
Austria (Republic of) Sr. Unsec. Unsub. Bonds, Series 2, 4.65%, 1/15/18	585,000	EUR	928,009

			2,063,395

Belgium—0.1%
Belgium (Kingdom of) Bonds, Series 52, 4%, 3/28/18	1,550,000	EUR	2,285,422
Belgium (Kingdom of) Sr. Bonds, Series 40, 5.50%, 9/28/17	455,000	EUR	725,514

			3,010,936
Brazil—2.6%
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.:
10%, 1/1/17	61,453,000	BRR	35,708,814
10%, 1/1/21	33,538,000	BRR	18,793,335
15 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Brazil Continued
Brazil (Federal Republic of) Nota Do Tesouro Nacional Nts.: Continued
12.065%, 5/15/45[11]	6,470,000	BRR	$8,601,037

			63,103,186
Canada—0.3%
Canada (Government of) Nts.:
3%, 12/1/15	4,545,000	CAD	4,865,216
3.75%, 6/1/19	1,225,000	CAD	1,348,586
4%, 6/1/17	1,775,000	CAD	1,988,361

			8,202,163
Colombia—0.6%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28[1]	3,058,000,000	COP	2,183,644
Colombia (Republic of) Bonds, 7.375%, 9/18/37	2,715,000		3,434,475
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19	1,980,000		2,477,970
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	4,085,000		4,462,863
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17	1,340,000		1,650,880

			14,209,832

Denmark—0.0%
Denmark (Kingdom of) Bonds, 4%, 11/15/19	4,555,000	DKK	947,670
Dominican Republic—0.1%
Dominican Republic Bonds, 7.50%, 5/6/21[1]	1,700,000		1,776,500
Finland—0.0%
Finland (Republic of) Sr. Unsec. Unsub. Nts., 3.875%, 9/15/17	470,000	EUR	720,656
France—0.0%
France (Government of) Bonds, 4%, 4/25/60	385,000	EUR	530,217
Germany—0.7%
Germany (Federal Republic of) Bonds:
0.50%, 6/15/12	1,365,000	EUR	1,962,296
3.50%, 7/4/19	2,785,000	EUR	4,240,883
Series 07, 4.25%, 7/4/39	915,000	EUR	1,435,506
Series 08, 4.25%, 7/4/18	3,070,000	EUR	4,899,984
Series 157, 2.25%, 4/10/15	2,940,000	EUR	4,297,747

			16,836,416

Ghana—0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[1]	1,375,000		1,560,625

Greece—0.2%
Hellenic Republic Sr. Unsec. Unsub. Bonds, 30 yr.:
4.50%, 9/20/37	5,095,000	EUR	3,202,939
4.60%, 9/20/40	1,745,000	EUR	1,072,184

			4,275,123

Hungary—1.8%
Hungary (Republic of) Bonds:
Series 16/C, 5.50%, 2/12/16	848,300,000	HUF	4,368,695
Series 17/B, 6.75%, 2/24/17	2,541,200,000	HUF	13,532,669
Series 19/A, 6.50%, 6/24/19	1,981,000,000	HUF	10,225,866
Series 20/A, 7.50%, 11/12/20	1,308,000,000	HUF	7,182,425
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	1,500,000		1,625,625
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	5,865,000		6,216,900

			43,152,180

Indonesia—0.9%
Indonesia (Republic of) Nts., 6.875%, 1/17/18[1]	5,270,000		6,192,250
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21[1]	3,730,000		3,837,238
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[1]	5,235,000		6,589,556
Indonesia (Republic of) Sr. Unsec. Unsub. Bonds, 6.625% 2/17/37[1]	1,360,000		1,519,800
Indonesia (Republic of) Unsec. Nts., 8.50%, 10/12/35[1]	2,030,000		2,740,500

			20,879,344

Italy—0.4%
Italy (Republic of) Bonds:
3.75%, 3/1/21	1,860,000	EUR	2,499,758
4%, 9/1/20	2,590,000	EUR	3,582,401
5%, 9/1/40	800,000	EUR	1,062,965
Italy (Republic of) Treasury Bonds, 3.75%, 12/15/13	2,665,000	EUR	3,899,534

			11,044,658

Ivory Coast—0.0%
Ivory Coast (Republic of) Sr. Unsec. Bonds, 2.50%, 12/31/32[1,3]	415,000		220,988

Japan—2.7%
Japan (Government of) Bonds, 20 yr., Series 112, 2.10%, 6/20/29	989,000,000	JPY	12,843,462
Japan (Government of) Sr. Unsec. Unsub. Bonds:
2 yr., Series 304, 0.20%, 5/15/13	970,000,000	JPY	12,055,785
5 yr., Series 91, 0.40%, 9/20/15	1,213,000,000	JPY	15,093,695
5 yr., Series 96, 0.50%, 3/20/16	1,341,000,000	JPY	16,727,578
16 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Japan Continued
Japan (Government of) Sr. Unsec. Unsub. Bonds: Continued
10 yr., Series 307, 1.30%, 3/20/20	659,000,000	JPY	$8,429,085

			65,149,605
Korea, Republic of South—1.1%
Korea (Republic of) Sr. Unsec. Bonds, Series 2006, 5%, 6/10/20	11,491,000,000	KRW	11,356,442
Korea (Republic of) Sr. Unsec. Monetary Stabilization Bonds:
Series 1208, 3.81%, 8/2/12	10,222,000,000	KRW	9,588,181
Series 1210, 3.28%, 10/2/12	4,948,000,000	KRW	4,610,888
Korea (Republic of) Sr. Unsec. Unsub. Nts., 5.125%, 12/7/16	1,635,000		1,804,739

			27,360,250

Malaysia—0.4%
Malaysia (Government of) Sr. Unsec. Bonds:
Series 1/06, 4.262%, 9/15/16	3,060,000	MYR	1,048,288
Series 0309, 2.711%, 2/14/12	20,900,000	MYR	6,927,587
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21[4,7]	2,060,000		2,056,467

			10,032,342

Mexico—1.9%
United Mexican States Bonds:
5.625%, 1/15/17	1,220,000		1,392,630
Series M, 6.50%, 6/10/21[2]	58,270,000	MXN	4,808,090
Series M20, 7.50%, 6/3/27[2]	129,280,000	MXN	10,961,599
Series M10, 7.75%, 12/14/17	11,820,000	MXN	1,080,876
Series M10, 8%, 12/17/15	44,000,000	MXN	4,030,623
Series M20, 8.50%, 5/31/29[2]	26,500,000	MXN	2,433,894
Series M20, 10%, 12/5/24[2]	181,400,000	MXN	19,132,002
United Mexican States Nts., 6.75%, 9/27/34	610,000		712,175
United Mexican States Sr. Nts., 5.75%, 10/12/2110	1,170,000		1,096,875

			45,648,764

Norway—0.0%
Norway (Kingdom of) Bonds, Series 471, 5%, 5/15/15	1,515,000	NOK	304,876
Panama—0.3%
Panama (Republic of) Bonds:
7.25%, 3/15/15	2,740,000		3,241,420
8.875%, 9/30/27	110,000		156,475
9.375%, 4/1/29	1,100,000		1,639,000
Panama (Republic of) Unsec. Bonds, 7.125%, 1/29/26	1,175,000		1,454,063

			6,490,958

Peru—0.4%
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[1]	20,980,000	PEN	8,425,727
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50[1]	410,000		388,475

			8,814,202

Philippines—0.0%
Philippines (Republic of the) Sr. Unsec. Unsub. Nts., 4.95%, 1/15/21	40,000,000	PHP	923,161
Poland—1.3%
Poland (Republic of) Bonds:
Series 0415, 5.50%, 4/25/15	2,145,000	PLZ	793,730
Series 0416, 5%, 4/25/16	53,215,000	PLZ	19,261,975
Series 1015, 6.25%, 10/24/15	16,725,000	PLZ	6,337,670
Series 1017, 5.25%, 10/25/17	570,000	PLZ	206,125
Poland (Republic of) Sr. Unsec. Nts.:
5.125%, 4/21/21	3,240,000		3,357,450
6.375%, 7/15/19	2,085,000		2,387,325

			32,344,275

Qatar—0.1%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[1]	1,595,000		1,708,245
Qatar (State of) Sr. Unsec. Nts., 6.40%, 1/20/40[1]	750,000		832,500

			2,540,745

Russia—0.1%
Russian Federation Bonds, 5%, 4/29/20[1]	1,250,000		1,295,313
South Africa—1.9%
South Africa (Republic of) Bonds:
5.50%, 3/9/20	1,795,000		1,970,013
Series R209, 6.25%, 3/31/36	37,950,000	ZAR	4,145,888
Series R208, 6.75%, 3/31/21	33,370,000	ZAR	4,382,461
Series R213, 7%, 2/28/31	27,100,000	ZAR	3,328,072
Series R207, 7.25%, 1/15/20	115,470,000	ZAR	15,863,592
Series R204, 8%, 12/21/18	44,800,000	ZAR	6,517,519
Series R186, 10.50%, 12/21/26	62,200,000	ZAR	10,655,814

			46,863,359

Spain—0.2%
Spain (Kingdom of) Bonds, 5.50%, 7/30/17	420,000	EUR	630,847
Spain (Kingdom of) Sr. Unsub. Bonds, 4.10%, 7/30/18	3,330,000	EUR	4,582,746

			5,213,593
17 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Sri Lanka—0.1%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts., 6.25%, 10/4/20[1]	$1,330,000		$1,336,650
Sweden—0.0%
Sweden (Kingdom of) Bonds, Series 1051, 3.75%, 8/12/17	4,560,000	SEK	760,908
The Netherlands—0.1%
Netherlands (Kingdom of the) Bonds:
4%, 7/15/18	1,390,000	EUR	2,143,909
4%, 7/15/19	435,000	EUR	672,050

			2,815,959

Turkey—1.0%
Turkey (Republic of) Bonds:
6.875%, 3/17/36	2,645,000		2,922,725
7%, 3/11/19	1,360,000		1,570,800
8.68%, 2/20/13[10]	17,180,000	TRY	9,178,947
10.50%, 1/15/20[2]	1,120,000	TRY	735,280
11%, 8/6/14	6,590,000	TRY	4,271,522
Series CPI, 14.419%, 8/14/13[2]	2,200,000	TRY	2,002,851
Turkey (Republic of) Nts., 7.50%, 7/14/17	1,780,000		2,100,400
Turkey (Republic of) Unsec. Nts., 6%, 1/14/41	2,440,000		2,391,200

			25,173,725

Ukraine—0.5%
City of Kyiv Via Kyiv Finance plc Sr. Unsec. Bonds, 9.375%, 7/11/16[4,7]	985,000		985,000
Financing of Infrastructural Projects State Enterprise Gtd. Nts., 8.375%, 11/3/17[1]	1,980,000		2,079,000
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[1]	2,010,000		2,090,400
Ukraine (Republic of) Sr. Unsec. Nts.:
6.25%, 6/17/16[1]	2,470,000		2,467,530
6.75%, 11/14/17[1]	510,000		517,013
7.95%, 2/23/21[1]	3,745,000		3,922,888

			12,061,831

United Kingdom—0.3%
United Kingdom Treasury Bonds:
2.25%, 3/7/14	1,180,000	GBP	1,946,910
4.75%, 3/7/20	2,105,000	GBP	3,764,692
4.75%, 12/7/38	1,615,000	GBP	2,800,220

			8,511,822

Uruguay—0.4%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	2,325,000		2,941,125
Uruguay (Oriental Republic of) Sr. Nts., 6.875%, 9/28/25	1,950,000		2,379,000
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	3,615,000		4,695,885

			10,016,010

Venezuela—0.8%
Venezuela (Republic of) Bonds, 9%, 5/7/23	2,800,000		2,037,000
Venezuela (Republic of) Nts.:
8.25%, 10/13/24	1,160,000		794,600
8.50%, 10/8/14	1,875,000		1,720,313
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.:
7.75%, 10/13/19	4,635,000		3,371,963
12.75%, 8/23/22	390,000		351,000
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	2,860,000		1,673,100
7.65%, 4/21/25	5,725,000		3,735,563
9.375%, 1/13/34	2,040,000		1,463,700
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[1]	5,465,000		5,178,088

			20,325,327

Total Foreign Government Obligations (Cost $517,865,298)			549,316,811

Loan Participations—0.4%
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 2/15/18[2,7]	620,000		635,500
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 4.655%, 10/19/15[2,12]	10,040,515		7,053,461
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 7/31/15	3,186,875		3,401,989

Total Loan Participations (Cost $9,705,536)			11,090,950

Corporate Bonds and Notes—28.6%
Consumer Discretionary—4.3%
Auto Components—0.4%
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	2,190,000		2,376,150
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[4]	5,172,000		5,598,690
18 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount	Value

Auto Components Continued
Visteon Corp., 6.75% Sr. Nts., 4/15/19[1]	$2,470,000	$2,395,900

		10,370,740

Hotels, Restaurants & Leisure—1.4%
Grupo Posadas SAB de CV, 9.25% Sr. Unsec. Nts., 1/15/15[1]	1,285,000	1,265,725
Harrah’s Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	10,027,000	9,099,503
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[1]	2,635,000	2,661,350
Isle of Capri Casinos, Inc.:
7% Sr. Unsec. Sub. Nts., 3/1/14	975,000	971,344
7.75% Sr. Unsec. Nts., 3/15/19[1]	2,715,000	2,755,725
Landry’s Restaurants, Inc., 11.625% Sr. Sec. Nts., 12/1/15	2,500,000	2,687,500
MGM Mirage, Inc.:
5.875% Sr. Nts., 2/27/14	1,885,000	1,821,381
6.625% Sr. Unsec. Nts., 7/15/15	3,885,000	3,661,613
Mohegan Tribal Gaming Authority, 8% Sr. Sub. Nts., 4/1/12	4,070,000	3,317,050
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	1,550,000	1,693,375
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[3,4]	250,000	—
Station Casinos, Inc., 6.50% Sr. Unsec. Sub. Nts., 2/1/14[3]	10,465,000	—
Travelport LLC, 11.875% Sr. Unsec. Sub. Nts., 9/1/16	2,545,000	2,201,425
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75% Sec. Nts., 8/15/20	1,555,000	1,696,894

		33,832,885

Household Durables—0.3%
Beazer Homes USA, Inc.:
6.875% Sr. Unsec. Nts., 7/15/15	995,000	888,038
9.125% Sr. Nts., 5/15/19[1]	2,825,000	2,443,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
8.50% Sr. Nts., 5/15/18[1]	995,000	982,563
9% Sr. Nts., 4/15/19[1]	1,635,000	1,622,738

		5,936,964

Leisure Equipment & Products—0.3%
Eastman Kodak Co., 9.75% Sr. Sec. Nts., 3/1/18[1]	8,525,000	8,184,000

Media—1.7%
Affinion Group Holdings, Inc., 11.625% Sr. Nts., 11/15/15[1]	1,770,000	1,778,850
Affinion Group, Inc., 7.875% Sr. Nts., 12/15/18[1]	3,055,000	2,871,700
Belo (A.H.) Corp.:
7.25% Sr. Unsec. Unsub. Bonds, 9/15/27	465,000	417,338
7.75% Sr. Unsec. Unsub. Debs., 6/1/27	2,983,000	2,811,478
CCO Holdings LLC/CCO Holdings Capital Corp.:
7% Sr. Nts., 1/15/19[1]	480,000	495,600
7% Sr. Unsec. Unsub. Nts., 1/15/19	320,000	331,200
Cengage Learning Acquisitions, Inc., 10.50% Sr. Nts., 1/15/15[1]	4,855,000	4,418,050
Cequel Communications Holdings I LLC, 8.625% Sr. Unsec. Nts., 11/15/17[1]	2,350,000	2,455,750
Clear Channel Communications, Inc.:
9% Sr. Nts., 3/1/21[1]	1,200,000	1,155,000
10.75% Sr. Unsec. Unsub. Nts., 8/1/16	2,470,000	2,241,525
Cumulus Media, Inc., 7.75% Sr. Nts., 5/1/19[1]	1,230,000	1,193,100
DISH DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21[1]	1,080,000	1,112,400
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	1,130,000	1,175,200
Gray Television, Inc., 10.50% Sr. Sec. Nts., 6/29/15	4,245,000	4,436,025
Interactive Data Corp., 10.25% Sr. Nts., 8/1/18[4]	965,000	1,063,913
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, 7.50% Sr. Sec. Nts., 3/15/19[1]	1,595,000	1,634,875
Newport Television LLC/NTV Finance Corp., 13.509% Sr. Nts., 3/15/17[1,12]	2,381,531	2,476,792
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17	1,850,000	1,956,375
Sinclair Television Group, Inc., 8.375% Sr. Unsec. Nts., 10/15/18	2,505,000	2,642,775
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[1]	695,000	715,850
VimpelCom Holdings BV, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[1]	2,055,000	2,067,330
Visant Corp., 10% Sr. Unsec. Nts., 10/1/17	1,135,000	1,180,400

		40,631,526
19 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Specialty Retail—0.1%
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	$2,320,000		$2,383,800
Textiles, Apparel & Luxury Goods—0.1%
Jones Group, Inc. (The)/Jones Apparel Group Holdings, Inc./ Jones Apparel Group USA, Inc./ JAG Footwear, Accessories & Retail Corp., 6.875% Sr. Unsec. Unsub. Nts., 3/15/19	2,390,000		2,318,300
Consumer Staples—1.0%
Beverages—0.1%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[2]	2,080,000	BRR	1,355,329
Food & Staples Retailing—0.1%
Cencosud SA, 5.50% Sr. Unsec. Nts., 1/20/21[1]	2,065,000		2,075,325
Real Time Data Co., 11% Nts., 5/31/09[3,4,12]	142,981		—

			2,075,325

Food Products—0.8%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[1]	3,680,000		3,900,800
ASG Consolidated LLC, 15% Sr. Nts., 5/15/17[1,12]	4,665,812		4,969,090
Blue Merger Sub, Inc., 7.625% Sr. Nts., 2/15/19[1]	2,705,000		2,745,575
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[1]	2,275,000		2,297,750
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[1]	3,798,000		4,077,913
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[4]	2,465,000		2,699,175

			20,690,303

Energy—4.5%
Energy Equipment & Services—0.4%
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19[1]	1,695,000		1,678,050
Global Geophysical Services, Inc., 10.50% Sr. Unsec. Nts., 5/1/17	2,200,000		2,321,000
Offshore Group Investments Ltd.:
11.50% Sr. Sec. Nts., 8/1/15	2,565,000		2,802,263
11.50% Sr. Sec. Nts., 8/1/15[1]	565,000		617,263
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	2,295,000		2,329,425

			9,748,001

Oil, Gas & Consumable Fuels—4.1%
Afren plc, 11.50% Sr. Sec. Nts., 2/1/16[1]	1,705,000		1,884,025
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[1]	1,500,000		1,650,000
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts., 12/1/17	2,955,000		3,191,400
ATP Oil & Gas Corp., 11.875% Sr. Sec. Nts., 5/1/15	4,420,000		4,508,400
Breitburn Energy Partners LP/ Breitburn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	2,805,000		2,973,300
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	2,715,000		2,945,775
Empresa Nacional del Petroleo, 5.25% Unsec. Nts., 8/10/20[1]	815,000		829,796
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37[1]	5,105,000		5,589,975
8.146% Sr. Sec. Nts., 4/11/18[1]	2,680,000		3,165,750
8.625% Sr. Sec. Nts., 4/28/34[1]	1,680,000		2,111,760
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[1]	3,175,000		3,980,656
James River Coal Co., 7.875% Sr. Nts., 4/1/19[1]	640,000		636,800
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds, 4/9/21[1]	1,775,000		1,887,890
KMG Finance Sub BV:
7% Sr. Unsec. Bonds, 5/5/20[1]	1,150,000		1,272,360
9.125% Sr. Unsec. Unsub. Nts., 7/2/18[1]	3,580,000		4,429,892
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	3,950,000		4,305,500
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20[1]	3,560,000		3,689,050
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[1]	610,000		645,838
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[1]	595,000		664,080
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[1]	3,195,000		3,222,956
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[1]	5,450,000		5,749,750
Nak Naftogaz Ukraine, 9.50% Unsec. Nts., 9/30/14	4,360,000		4,801,450
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[1]	1,190,000		1,261,400
Pemex Project Funding Master Trust:
6.625% Sr. Unsec. Unsub. Nts., 6/15/38	680,000		716,483
6.625% Unsec. Unsub. Bonds, 6/15/35	4,465,000		4,728,542
20 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Oil, Gas & Consumable Fuels Continued
Pertamina PT (Persero):
5.25% Nts., 5/23/21[1]	$2,250,000		$2,277,000
6.50% Sr. Unsec. Nts., 5/27/41[1]	995,000		990,025
Petrobras International Finance Co.:
5.75% Sr. Unsec. Unsub. Nts., 1/20/20	1,120,000		1,199,639
7.875% Sr. Unsec. Nts., 3/15/19	1,590,000		1,932,270
Petroleos de Venezuela SA, 8.50% Sr. Nts., 11/2/17	3,265,000		2,437,323
Petroleos Mexicanos:
5.50% Sr. Unsec. Unsub. Nts., 1/21/21	1,650,000		1,738,275
6% Sr. Unsec. Unsub. Nts., 3/5/20	1,380,000		1,521,450
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[1]	2,380,000		2,885,750
PT Adaro Indonesia, 7.625% Nts., 10/22/19[1]	2,060,000		2,296,900
Quicksilver Resources, Inc., 11.75% Sr. Nts., 1/1/16	2,300,000		2,645,000
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	1,230,000		1,340,700
SandRidge Energy, Inc.:
8.75% Sr. Unsec. Nts., 1/15/20	2,925,000		3,129,750
9.875% Sr. Unsec. Nts., 5/15/16[1]	1,290,000		1,422,225
Tengizchevroil LLP, 6.124% Nts., 11/15/14[1]	934,849		997,951
Venoco, Inc., 8.875% Sr. Unsec. Nts., 2/15/19[1]	1,375,000		1,381,875

			99,038,961

Financials—5.2%
Capital Markets—1.1%
Banco de Credito del Peru, 9.75% Jr. Sub. Nts., 11/6/69[4]	800,000		896,000
Berry Plastics Holding Corp., 10.25% Sr. Unsec. Sub. Nts., 3/1/16	900,000		879,750
Credit Suisse First Boston International, 6.80% Export-Import Bank of Ukraine Nts., 10/4/12	830,000		854,900
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15	1,420,000		1,437,750
Nationstar Mortgage LLC/Nationstar Capital Corp., 10.875% Sr. Nts., 4/1/15[1]	6,440,000		6,729,800
Nuveen Investments, Inc.:
5.50% Sr. Unsec. Nts., 9/15/15	1,095,000		966,338
10.50% Sr. Unsec. Unsub. Nts., 11/15/15	2,565,000		2,635,538
Pinafore LLC/Pinafore, Inc., 9% Sr. Sec. Nts., 10/1/18[1]	2,940,000		3,182,550
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	2,510,000		2,315,475
Verso Paper Holdings LLC, 11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	5,310,000		4,951,575
Verso Paper Holdings LLC/ Verso Paper, Inc., 8.75% Sr. Sec. Nts., 2/1/19[1]	2,495,000		2,233,025

			27,082,701

Commercial Banks—2.3%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15[1]	2,050,000		2,050,000
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[1]	1,610,000		1,698,550
Banco BMG SA:
9.15% Nts., 1/15/16[1]	2,660,000		2,819,600
9.95% Unsec. Unsub. Nts., 11/5/19[1]	1,150,000		1,216,125
Banco Cruzeiro do Sul SA, 8.25% Sr. Unsec. Nts., 1/20/16[1]	830,000		817,550
Banco de Credito del Peru:
5.375% Sr. Nts., 9/16/20[1]	480,000		459,600
6.95% Sub. Nts., 11/7/21[1,2]	1,510,000		1,570,400
Banco do Brasil SA, 8.50% Jr. Sub. Perpetual Bonds[1,13]	1,195,000		1,389,188
Banco do Brasil SA (Cayman), 6% Sr. Unsec. Nts., 1/22/20[1]	955,000		1,031,400
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[1]	900,000		992,250
Banco Votorantim SA, 5.25% Sr. Unsec. Unsub. Nts., 2/11/16[1]	830,000		845,604
Bancolombia SA, 4.25% Sr. Unsec. Nts., 1/12/16[1]	1,630,000		1,646,300
Bank of Scotland plc:
4.375% Sr. Sec. Nts., 7/13/16	2,050,000	EUR	3,046,767
4.50% Sr. Sec. Nts., 7/13/21	1,404,000	EUR	2,005,964
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[1]	3,310,000		3,462,922
CIT Group, Inc., 7% Sec. Bonds, 5/2/17[1]	1,625,000		1,625,000
Halyk Savings Bank of Kazakhstan JSC:
7.25% Unsec. Unsub. Nts., 5/3/17[1]	710,000		720,650
9.25% Sr. Nts., 10/16/13[1]	8,420,000		9,219,900
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15[1]	3,050,000		3,204,412
6.375% Bonds, 4/30/22[1,2]	3,060,000		2,998,800
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04[3,4]	90,000		—
PrivatBank JSC/UK SPV Credit Finance plc, 8% Sr. Sec. Nts., 2/6/12[1]	1,240,000		1,252,722
21 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Commercial Banks Continued
Salisbury International Investments Ltd., 4.424% Sec. Nts., Series 2006-003, Tranche E, 7/22/11[2,4]	$1,100,000		$1,079,540
Turkiye Is Bankasi (Isbank), 5.10% Sr. Unsec. Nts., 2/1/16[1]	1,240,000		1,227,061
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20[1]	3,530,000		3,773,923
VTB Capital SA:
6.315% Nts., 2/22/18[1]	2,080,000		2,137,195
6.465% Sr. Sec. Unsub. Nts., 3/4/15[1]	1,560,000		1,657,812
6.551% Sr. Unsec. Nts., 10/13/20[1]	1,185,000		1,208,700

			55,157,935

Consumer Finance—0.2%
JSC Astana Finance, 9.16% Nts., 3/14/12[3]	7,200,000		781,920
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 10/15/18[1]	1,540,000		1,582,350
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	2,410,000		2,717,275

			5,081,545

Diversified Financial Services—0.6%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[4]	2,809,723		2,655,188
BA Covered Bond Issuer, 4.25% Sec. Nts., 4/5/17	410,000	EUR	597,750
Banco Invex SA, 29.368% Mtg.-Backed Certificates, Series 062U, 3/13/34[2,11]	4,830,734	MXN	685,304
BM&F BOVESPA SA, 5.50% Sr. Unsec. Nts., 7/16/20[1]	835,000		868,818
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31	1,260,000		1,370,250
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[13]	2,935,000		2,714,875
JPMorgan Hipotecaria su Casita:
7.812% Sec. Nts., 8/26/35[2,4]	5,808,600	MXN	547,508
27.787% Mtg.-Backed Certificates, Series 06U, 9/25/35[2]	1,760,363	MXN	289,443
Korea Development Bank (The), 4% Sr. Unsec. Unsub. Nts., 9/9/16	1,465,000		1,504,715
Tiers-BSP, 0%/8.60% Collateralized Trust, Cl. A, 6/15/97[1,14]	6,360,000		4,064,638

			15,298,489

Insurance—0.1%
International Lease Finance Corp., 8.75% Sr. Unsec. Unsub. Nts., 3/15/17[2]	1,475,000		1,616,969

Real Estate Investment Trusts—0.4%
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19[1]	6,160,000		5,944,400
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22[1]	2,470,000		2,448,388

			8,392,788

Real Estate Management & Development—0.3%
Country Garden Holdings Co., 11.125% Sr. Unsec. Nts., 2/23/18[1]	1,665,000		1,723,275
Realogy Corp., 11.50% Sr. Unsec. Unsub. Nts., 4/15/17	4,355,000		4,442,100
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[1,2]	2,230,000		2,190,975

			8,356,350

Thrifts & Mortgage Finance—0.2%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16[1]	785,000		820,325
WM Covered Bond Program:
4% Sec. Mtg. Nts., Series 2, 9/27/16	2,705,000	EUR	3,986,158
4.375% Sec. Nts., 5/19/14	345,000	EUR	516,639

			5,323,122

Health Care—1.1%
Biotechnology—0.0%
Grifols SA/Giant Funding Corp., 8.25% Sr. Nts., 2/1/18[1]	800,000		838,000

Health Care Equipment & Supplies—0.3%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	2,305,000		2,270,425
Alere, Inc., 8.625% Sr. Unsec. Sub. Nts., 10/1/18	1,030,000		1,055,750
Biomet, Inc., 11.625% Sr. Unsec. Sub. Nts., 10/15/17	1,911,000		2,125,988
DJO Finance LLC/DJO Finance Corp., 9.75% Sr. Sub. Nts., 10/15/17[1]	735,000		749,700
Inverness Medical Innovations, Inc., 7.875% Sr. Unsec. Unsub. Nts., 2/1/16	1,045,000		1,086,800

			7,288,663

Health Care Providers & Services—0.6%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15[12]	1,593,400		1,601,367
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	2,405,000		2,549,300
inVentiv Health, Inc., 10% Sr. Unsec. Nts., 8/15/18[1]	1,320,000		1,296,900
Kindred Healthcare, Inc., 8.25% Sr. Nts., 6/1/19[1]	3,080,000		3,080,000
22 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount	Value

Health Care Providers & Services Continued
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[1]	$1,920,000	$2,049,600
Oncure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17	1,130,000	1,172,375
Radiation Therapy Services, Inc., 9.875% Sr. Unsec. Sub. Nts., 4/15/17	1,205,000	1,209,519
STHI Holding Corp., 8% Sec. Nts., 3/15/18[1]	795,000	810,900
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)	1,730,000	38,925
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	1,595,000	1,654,813

		15,463,699

Health Care Technology—0.0%
MedAssets, Inc., 8% Sr. Nts., 11/15/18[1]	305,000	303,475

Pharmaceuticals—0.2%
Mylan, Inc., 6% Sr. Nts., 11/15/18[1]	810,000	827,213
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[1]	765,000	753,525
Warner Chilcott Co. LLC, 7.75% Sr. Nts., 9/15/18[1]	2,320,000	2,351,900

		3,932,638

Industrials—2.8%

Aerospace & Defense—0.7%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	925,000	973,563
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17[1]	4,235,000	4,362,050
Hawker Beechcraft Acquisition Co. LLC:
8.50% Sr. Unsec. Nts., 4/1/15	4,815,000	3,791,813
9.75% Sr. Unsec. Sub. Nts., 4/1/17	955,000	673,275
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Nts., 3/15/21[1]	1,410,000	1,466,400
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	1,040,000	1,102,400
TransDigm, Inc., 7.75% Sr. Sub. Nts., 12/15/18[1]	4,445,000	4,689,475

		17,058,976

Air Freight & Logistics—0.0%
AMGH Merger Sub, Inc., 9.25% Sr. Sec. Nts., 11/1/18[1]	770,000	816,200

Airlines—0.2%
Delta Air Lines, Inc., 12.25% Sr. Sec. Nts., 3/15/15[1]	3,630,000	4,038,375

Building Products—0.2%
Associated Materials LLC, 9.125% Sr. Sec. Nts., 11/1/17[1]	1,105,000	1,105,000
Ply Gem Industries, Inc., 13.125% Sr. Unsec. Sub. Nts., 7/15/14	3,945,000	4,161,975
Roofing Supply Group LLC/ Roofing Supply Finance, Inc., 8.625% Sr. Sec. Nts., 12/1/17[1]	1,100,000	1,104,125

		6,371,100

Commercial Services & Supplies—0.2%
R. R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	2,000,000	2,000,500
West Corp.:
7.875% Sr. Nts., 1/15/19[1]	1,220,000	1,186,450
8.625% Sr. Unsec. Nts., 10/1/18[1]	2,665,000	2,704,975

		5,891,925

Construction & Engineering—0.2%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[1]	3,790,761	4,289,246
Odebrecht Finance Ltd., 7% Sr. Unsec. Nts., 4/21/20[1]	780,000	861,900

		5,151,146

Electrical Equipment—0.1%
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17	1,929,000	2,078,498

Machinery—0.5%
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[1]	2,675,000	2,768,625
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	2,805,000	3,008,363
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	4,460,000	4,593,800
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17[1]	1,325,000	1,391,250

		11,762,038

Marine—0.2%
Marquette Transportation Co./ Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	2,790,000	2,824,875
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	695,000	688,050
Navios Maritime Holdings, Inc./ Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	565,000	584,775

		4,097,700
23 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount	Value

Professional Services—0.1%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[1]	$2,105,000	$2,189,200
TransUnion LLC/TransUnion Financing Corp., 11.375% Sr. Unsec. Nts., 6/15/18	660,000	749,100

		2,938,300

Road & Rail—0.4%
Hertz Corp., 7.50% Sr. Unsec. Nts., 10/15/18[1]	4,495,000	4,652,325
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[1]	785,000	842,305
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[1]	3,730,000	3,543,500

		9,038,130

Information Technology—1.6%

Communications Equipment—0.2%
Telcordia Technologies, Inc., 11% Sr. Sec. Nts., 5/1/18[1]	3,970,000	5,031,975

Computers & Peripherals—0.2%
Seagate HDD Cayman:
6.875% Sr. Unsec. Nts., 5/1/20[1]	2,740,000	2,733,150
7% Sr. Unsec. Nts., 11/1/21[1]	1,695,000	1,703,475

		4,436,625

Electronic Equipment & Instruments—0.2%
CDW LLC/CDW Finance Corp.:
11% Sr. Unsec. Nts., 10/12/15	332,000	351,090
12.535% Sr. Unsec. Sub. Nts., 10/12/17	4,630,000	5,011,975

		5,363,065

Internet Software & Services—0.2%
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	5,135,000	5,391,750

IT Services—0.5%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	2,145,000	2,155,725
First Data Corp.:
8.875% Sr. Sec. Nts., 8/15/20[1]	2,390,000	2,563,275
9.875% Sr. Unsec. Nts., 9/24/15	4,695,000	4,847,588
SunGard Data Systems, Inc., 7.625% Sr. Unsec. Nts., 11/15/20	765,000	776,475

		10,343,063

Semiconductors & Semiconductor Equipment—0.3%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20	1,340,000	1,386,900
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18[1]	1,710,000	1,851,075
10.75% Sr. Unsec. Nts., 8/1/20[1]	4,015,000	4,557,025

		7,795,000

Materials—3.5%

Chemicals—0.8%
Braskem Finance Ltd., 5.75% Sr. Unsec. Nts., 4/15/21[1]	2,500,000	2,528,250
Celanese US Holdings LLC, 5.875% Sr. Nts., 6/15/21	1,540,000	1,576,575
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18	2,270,000	2,366,475
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC:
8.875% Sr. Sec. Nts., 2/1/18	2,860,000	2,988,700
9% Sec. Nts., 11/15/20	1,340,000	1,380,200
Lyondell Chemical Co., 8% Sr. Sec. Nts., 11/1/17[1]	2,862,000	3,191,130
Momentive Performance Materials, Inc., 9% Sec. Nts., 1/15/21	4,480,000	4,592,000

		18,623,330

Construction Materials—0.4%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[1]	1,540,000	1,551,550
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[1]	872,000	867,640
CEMEX Finance LLC, 9.50% Sr. Sec. Bonds, 12/14/16[1]	1,275,000	1,324,406
CEMEX SAB de CV, 9% Sr. Sec. Nts., 1/11/18[1]	1,295,000	1,324,138
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18[1]	2,130,000	2,028,825
Rearden G Holdings Eins GmbH, 7.875% Sr. Unsec. Nts., 3/30/20[1]	990,000	1,084,050
West China Cement Ltd., 7.50% Sr. Nts., 1/25/16[1]	1,075,000	1,037,375

		9,217,984

Containers & Packaging—0.4%
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	3,830,000	3,724,675
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19[1]	2,075,000	2,090,563
Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14	3,140,000	2,943,750

		8,758,988
24 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Metals & Mining—1.0%
Aleris International, Inc., 7.625% Sr. Nts., 2/15/18[1]	$4,775,000		$4,786,938
Alrosa Finance SA, 7.75% Nts., 11/3/20[1]	1,580,000		1,722,200
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[1]	1,245,000		1,229,438
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[1]	750,000		822,188
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[1]	2,165,000		2,238,177
JSC Severstal, 6.70% Nts., 10/25/17[1]	1,940,000		1,978,800
Metinvest BV, 8.75% Sr. Unsec. Unsub. Nts., 2/14/18[1]	1,665,000		1,731,600
Vedanta Resources plc:
8.25% Sr. Unsec. Nts., 6/7/21[1]	2,500,000		2,531,250
9.50% Sr. Unsec. Nts., 7/18/18[1]	7,715,000		8,447,925

			25,488,516

Paper & Forest Products—0.9%
ABI Escrow Corp., 10.25% Sr. Sec. Nts., 10/15/18[1]	1,779,000		1,934,663
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[1,12]	3,904,875		3,631,534
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[1]	4,470,000		4,682,325
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16[1]	3,981,000		3,423,660
Mercer International, Inc., 9.50% Sr. Unsec. Nts., 12/1/17	2,290,000		2,467,475
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14	4,855,000		4,551,563
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[1]	1,500,000		1,241,250

			21,932,470

Telecommunication Services—1.8%

Diversified Telecommunication Services—0.9%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19[1]	2,490,000		2,443,935
Broadview Networks Holdings, Inc., 11.375% Sr. Sec. Nts., 9/1/12	1,485,000		1,414,463
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17	1,310,000		1,323,100
8.75% Sr. Unsec. Sub. Nts., 3/15/18	2,020,000		1,929,100
Intelsat Bermuda Ltd.:
11.25% Sr. Unsec. Nts., 2/4/17	2,755,000		2,965,069
12.50% Sr. Unsec. Nts., 2/4/17[12]	1,424,414		1,534,806
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20[1]	755,000		753,113
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19[1]	3,460,000		3,581,100
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[1]	4,162,000		4,130,785
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[1]	1,190,000		1,240,575
Windstream Corp., 8.125% Sr. Unsec. Unsub. Nts., 9/1/18	1,295,000		1,379,175
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10[3]	250,000		—

			22,695,221

Wireless Telecommunication Services—0.9%
America Movil SAB de CV:
6.125% Sr. Unsec. Unsub. Nts., 3/30/40	925,000		971,463
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	52,700,000	MXN	4,150,632
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	5,285,000		5,192,513
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	2,770,000		2,749,225
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[1]	2,335,000		2,676,494
Vimpel Communications/VIP Finance Ireland Ltd. OJSC, 7.748% Nts., 2/2/21[1]	1,245,000		1,288,575
VIP Finance Ireland Ltd., 9.125% Bonds, 4/30/18[1]	4,190,000		4,752,717

			21,781,619

Utilities—2.8%

Electric Utilities—1.7%
Centrais Eletricas Brasileiras SA, 6.875% Sr. Unsec. Unsub. Nts., 7/30/19[1]	2,185,000		2,485,438
Edison Mission Energy, 7% Sr. Unsec. Nts., 5/15/17	3,780,000		3,080,700
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[1]	840,000		850,500
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[1]	1,435,000		1,675,363
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	2,687,000		2,877,659
Eskom Holdings Ltd.:
5.75% Sr. Unsec. Bonds, 1/26/21[1]	2,900,000		3,016,000
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	31,000,000	ZAR	4,095,211
10% Nts., Series ES23, 1/25/23	44,000,000	ZAR	6,980,629
Israel Electric Corp. Ltd., 7.25% Nts., 1/15/19[1]	4,550,000		5,001,032
25 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Electric Utilities Continued
Majapahit Holding BV:
7.75% Nts., 10/17/16[1]	$2,250,000		$2,621,250
8% Sr. Unsec. Nts., 8/7/19[1]	1,150,000		1,365,625
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	109,600,000	PHP	2,760,858
Texas Competitive Electric Holdings Co. LLC:
10.25% Sr. Unsec. Nts., Series A, 11/1/15	8,270,000		5,044,700
10.25% Sr. Unsec. Nts., Series B, 11/1/15	1,460,000		883,300

			42,738,265

Energy Traders—0.9%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[1]	1,640,000		1,726,544
Comision Federal de Electricidad, 4.875% Sr. Nts., 5/26/21[1]	1,665,000		1,670,994
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20	2,770,000		2,952,698
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18[1]	270,000		274,050
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[1]	4,430,000		4,723,488
GenOn Energy, Inc.:
9.50% Sr. Unsec. Nts., 10/15/18	1,465,000		1,530,925
9.875% Sr. Unsec. Nts., 10/15/20	1,465,000		1,538,250
Power Sector Assets & Liabilities Management Corp.:
7.25% Sr. Gtd. Unsec. Nts., 5/27/19[1]	1,280,000		1,520,000
7.39% Sr. Gtd. Unsec. Nts., 12/2/24[1]	1,270,000		1,504,950
PT Cikarang Listindo/Listindo Capital BV, 9.25% Sr. Nts., 1/29/15[1]	1,150,000		1,260,209
United Maritime Group LLC, 11.75% Sr. Sec. Nts., 6/15/15	3,630,000		3,811,469

			22,513,577

Gas Utilities—0.1%
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Nts., 5/1/21[1]	680,000		646,000
TGI International Ltd., 9.50% Nts., 10/3/17[1]	1,442,000		1,627,658

			2,273,658

Water Utilities—0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, 6.25% Sr. Unsec. Nts., 12/16/20[1]	1,475,000		1,519,250

Total Corporate Bonds and Notes (Cost $675,817,855)			695,849,252

Preferred Stocks—0.4%
Ally Financial, Inc., 7%, Non-Vtg.[1]	5,231		4,916,486
GMAC Capital Trust I, 8.125% Cum.	30,000		768,000
Greektown Superholdings, Inc., Series A-1[15]	45,600		3,262,224

Total Preferred Stocks (Cost $9,847,060)			8,946,710

Common Stocks—0.8%
AbitibiBowater, Inc. [15]	88,383		1,794,175
American Media Operations, Inc.[15]	161,731		2,587,696
Arco Capital Corp. Ltd.[4,15]	690,638		1,381,276
Dana Holding Corp. [15]	72,775		1,331,783
Gaylord Entertainment Co., Cl. A15	76,364		2,290,920
Global Aviation Holdings, Inc.[15]	100		1,000
Greektown Superholdings, Inc.[15]	3,450		229,598
Kaiser Aluminum Corp.	229		12,508
Linn Energy LLC	32,364		1,264,461
LyondellBasell Industries NV, Cl. A	74,839		2,882,798
MHP SA, GDR[1,15]	56,610		934,065
Orbcomm, Inc.[15]	375		1,174
Premier Holdings Ltd.[15]	18,514		—
Visteon Corp. [15]	54,219		3,709,122

Total Common Stocks (Cost $29,207,334)			18,420,576

	Units

Rights, Warrants and Certificates—0.0%
ASG Warrant Corp. Wts., Strike Price $0.01, Exp. 5/15/18[4,15]	4,275	534,375
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17[15]	11,668	420

Total Rights, Warrants and Certificates (Cost $189,000)		534,795

	Principal
	Amount

Structured Securities—6.1%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30	10,440,000,000	IDR	1,412,374
Indonesia (Republic of) Total Return Linked Bonds, 10.50%, 8/19/30	13,870,000,000	IDR	1,876,401
Indonesia (Republic of) Total Return Linked Bonds, Series 22, 11%, 9/17/25	10,380,000,000	IDR	1,482,863
26 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Structured Securities Continued
Barclays Bank plc: Continued
Indonesia (Republic of) Total Return Linked Nts., Series 51, 10.50%, 8/19/30	2,650,000,000	IDR	$358,505
Indonesia (Republic of) Total Return Linked Nts., Series 51, 11%, 9/17/25	2,650,000,000	IDR	378,573
Russian Federation Total Return Linked Bonds, 7.15%, 1/25/13[2]	57,980,000	RUR	2,129,164
Russian Federation Total Return Linked Bonds, 6.70%, 2/8/13[2]	59,410,000	RUR	2,168,912
Citigroup Funding, Inc.:
ALROSA Russia Corporate Bond Credit Linked Unsec. Nts., 8.25%, 6/25/15[2,4]	19,220,000	RUR	707,181
Indonesia (Republic of) Credit Linked Nts., Series 23, 11%, 9/17/25	6,920,000,000	IDR	988,575
Indonesia (Republic of) Total Return Linked Nts., 11%, 9/17/25	2,100,000,000	IDR	300,001
Instituto Costarricense De Eletricidad Total Return Linked Nts., 2.274%, 10/25/11[2]	1,960,000		1,973,153
Russian Federation Credit Linked Bonds, 6.70%, 2/8/13[2,4]	39,820,000	RUR	1,439,756
Ukraine (Republic of) Credit Linked Nts., 5.50%, 9/1/15[2,4]	17,586,000	UAH	2,025,282
Citigroup Global Markets
Holdings, Inc.:
Adira Dinamika Multi Finance Credit Linked Nts., 6.75%, 1/5/12[4,7]	34,400,000,000	IDR	4,011,428
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18[4]	3,255,000,000	COP	2,238,371
Colombia (Republic of) Credit Linked Nts., 13.753%, 2/26/15[4,11]	2,199,000,000	COP	2,748,011
Colombia (Republic of) Credit Linked Nts., Series 01, 13.753%, 2/26/15[4,11]	811,000,000	COP	1,013,478
Colombia (Republic of) Credit Linked Nts., Series 02, 13.753%, 2/26/15[4,11]	1,345,000,000	COP	1,680,798
Colombia (Republic of) Total Return Linked Bonds, 7.25%, 6/16/16	4,510,000,000	COP	2,594,078
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	2,665,000,000	COP	1,828,768
Colombia (Republic of) Total Return Linked Bonds, Series 2, 7.25%, 6/16/16	3,553,000,000	COP	2,043,627
Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12[4]	49,300,000	DOP	1,325,167
Credit Suisse First Boston International:
Moitk Total Return Linked Nts., 21%, 3/30/11[3]	53,910,000	RUR	5,791
Russian Oreniz Total Return Linked Nts., 9.24%, 2/24/12[2]	81,784,500	RUR	2,905,212
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/20/10[3]	97,250,000	RUR	348
Credit Suisse Group AG, Russian Moscoblgaz Finance Total Return Linked Nts., 9.25%, 6/27/12	42,600,000	RUR	1,521,660
Credit Suisse International:
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[2]	44,460,000	RUR	1,709,495
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[2]	30,880,000	RUR	1,187,341
OAO Gazprom Total Return Linked Nts., 13.12%, 6/28/12[2]	41,550,000	RUR	1,597,605
Deutsche Bank AG:
Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[4,10]	1,899,154		1,237,902
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[4,10]	2,419,815		1,577,278
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[4,10]	2,089,123		1,361,727
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[4,10]	1,867,412		1,217,212
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[4,10]	2,325,080		1,515,528
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25[4,10]	2,653,725		1,729,744
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[4,10]	2,120,016		1,381,864
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25[4,10]	1,992,725		1,298,893
Coriolanus Ltd. Sec. Credit Linked Nts., 11.836%, 12/31/17[4,11]	17,990,000	BRR	10,713,754
Indonesia (Republic of) Credit Linked Nts., 10.50%, 8/23/30	40,660,000,000	IDR	5,500,681
Indonesia (Republic of) Credit Linked Nts., Series 03, 11%, 9/17/25	6,740,000,000	IDR	962,861
JSC Gazprom Total Return Linked Nts., 13.12%, 6/28/12[2]	38,600,000	RUR	1,486,250
JSC Gazprom Total Return Linked Nts., Series 4, 13.12%, 6/28/12[2]	45,990,000	RUR	1,770,794
JSC VTB Bank Credit Linked Nts., 12%, 6/19/12[2,7]	20,500,000	UAH	2,605,612
27 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal
	Amount		Value

Structured Securities Continued
Deutsche Bank AG: Continued Opic Reforma I Credit Linked Nts., Cl. 2A, 8.344%, 5/22/15[2,4]	697,693	MXN	$58,876
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.344%, 5/22/15[2,4]	1,220,632	MXN	103,006
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.344%, 5/22/15[2,4]	18,404,162	MXN	1,553,075
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.344%, 5/22/15[2,4]	1,341,270	MXN	113,186
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.344%, 5/22/15[2,4]	974,458	MXN	82,232
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.344%, 5/22/15[2,4]	622,337	MXN	52,517
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.344%, 5/22/15[2,4]	114,609	MXN	9,672
Ukraine (Republic of) 6 yr. Total Return Linked Nts., 4.05%, 8/30/11	885,000		858,609
Ukraine (Republic of) 6.5 yr. Total Return Linked Nts., 4.05%, 2/29/12	885,000		755,551
Ukraine (Republic of) 7 yr. Total Return Linked Nts., 4.05%, 8/30/12	885,000		673,379
Eirles Two Ltd. Sec. Nts.:
Series 324, 3.635%, 4/30/12[2,4]	4,100,000		3,771,180
Series 335, 2.085%, 4/30/12[2,4]	6,300,000		6,043,590
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.476%, 2/8/37[4,10]	63,720,800,000	COP	1,837,061
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.445%, 12/20/17[2,4]	6,250,000		5,658,750
Series 2008-01, 9.888%, 8/2/10[3,4,10]	14,337,604	BRR	918,694
Series 2008-2A, 7.85%, 9/17/13[2,4]	10,929,375		11,134,847
HSBC Bank USA NA, Indonesia (Republic of) Credit Linked Nts., Series 2, 9.50%, 7/15/31[1]	13,330,000,000	IDR	1,665,612
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[4]	1,315,000,000	COP	902,585
Indonesia (Republic of) Credit Linked Bonds, 10.50%, 8/19/30[1]	13,083,000,000	IDR	1,769,931
Indonesia (Republic of) Credit Linked Bonds, Series 04, 11%, 9/17/25[1]	2,650,000,000	IDR	378,573
Indonesia (Republic of) Credit Linked Nts., Series 04, 10.50%, 8/19/30[1]	6,700,000,000	IDR	906,408
Indonesia (Republic of) Credit Linked Nts., Series 4, 11%, 9/17/25[1]	32,670,000,000	IDR	4,667,160
Indonesia (Republic of) Total Return Linked Nts., 10.50%, 8/19/30[1]	1,190,000,000	IDR	160,989
JPMorgan Chase & Co.: Continued Indonesia (Republic of) Total Return Linked Nts., Series 53, 11%, 9/17/25[1]	2,100,000,000	IDR	300,001
JPMorgan Chase Bank NA:
Indonesia (Republic of) Credit Linked Nts., Series 1, 9.50%, 7/17/31[1]	13,672,000,000	IDR	1,708,346
Indonesia (Republic of) Credit Linked Nts., Series 2, 10.50%, 8/19/30[1]	24,100,000,000	IDR	3,260,364
Indonesia (Republic of) Credit Linked Nts., Series 2, 11%, 9/17/25[1]	15,710,000,000	IDR	2,244,294
Indonesia (Republic of) Credit Linked Nts., Series 3, 11%, 9/17/25[1]	7,420,000,000	IDR	1,060,004
Russian Federation Credit Linked Bonds, 6.70%, 2/8/13[2,4]	39,840,000	RUR	1,454,460
Russian Federation Credit Linked Bonds, Series 2, 7.15%, 1/25/13[2,4]	48,970,000	RUR	1,798,295
LB Peru Trust II Certificates, Series 1998-A, 4.534%, 2/28/16[3,10]	363,871		36,387
Lehman Brothers Treasury Co. BV, Microvest Capital Management LLC Credit Linked Nts., 7.55%, 5/24/12[4]	1,638,384		852,943
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[4]	1,784,000,000	COP	1,080,888
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[1]	4,885,000	PEN	1,458,002
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	69,109,562	RUR	1,167,695
Morgan Stanley Capital Services, Inc.:
Brazil (Federal Republic of) Credit Linked Nts., 12.551%, 1/5/22[1,10]	28,914,000	BRR	2,775,533
GISAD Sr. Unsec. Credit Linked Nts., 166.572%, 4/2/13[10]	6,386,000	EUR	463,035
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[4]	2,000,000		1,814,200
Standard Bank Group Ltd., Ghana (Republic of) Credit Linked Bonds, 11.155%, 9/21/11[1,10]	1,305,000	GHS	842,449
28 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal
	Amount		Value

Structured Securities Continued
Standard Charter Bank:
Ghana (Republic of) Credit Linked Bonds, 11.441%, 9/1/11[4,10]	1,020,000	GHS	$662,371
Ghana (Republic of) Credit Linked Bonds, 11.44%, 9/8/11[4,10]	1,920,000	GHS	1,244,284
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11[4]	1,222,052	GHS	815,508

Total Structured Securities (Cost $162,604,942)			149,126,560

	Expiration	Strike
	Date	Price		Contracts

Options Purchased—0.0%
New Turkish Lira (TRY) Put[15]	9/6/11	2.250	EUR	3,460,000	11,540
New Turkish Lira (TRY) Put[15]	9/6/11	2.250	EUR	3,460,000	12,231

Total Options Purchased (Cost $93,612)					23,771

	Shares	Value

Investment Companies—19.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[16,17]	61,435,362	$61,435,362
Oppenheimer Master Event-Linked Bond Fund, LLC[16]	4,827,322	52,650,853
Oppenheimer Master Loan Fund, LLC[16]	29,466,809	353,492,007

Total Investment Companies (Cost $463,209,647)		467,578,222
Total Investments, at Value (Cost $2,485,847,667)	102.9%	2,508,315,737
Liabilities in Excess of Other Assets	(2.9)	(71,821,800)

Net Assets	100.0%	$2,436,493,937

Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
DOP	Dominican Republic Peso
EUR	Euro
GBP	British Pound Sterling
GHS	Ghana Cedi
HUF	Hungarian Forint
IDR	Indonesia Rupiah
JPY	Japanese Yen
KRW	South Korean Won

MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RUR	Russian Ruble
SEK	Swedish Krona
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
ZAR	South African Rand

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $490,601,734 or 20.14% of the Fund’s net assets as of June 30, 2011.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.
29 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
4.	Restricted security. The aggregate value of restricted securities as of June 30, 2011 was $114,368,682, which represents 4.69% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Arco Capital Corp. Ltd.	2/27/07	$10,359,570	$1,381,276	$(8,978,294)
ASG Warrant Corp. Wts., Strike Price $0.01, Exp. 5/15/18	4/28/10-8/19/10	189,000	534,375	345,375
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26	11/21/06-10/20/09	2,611,441	2,655,188	43,747
Banco de Credito del Peru, 9.75% Jr. Sub. Nts., 11/6/69	10/30/09	800,000	896,000	96,000
Citigroup Funding, Inc., ALROSA Russia Corporate Bond Credit Linked Unsec. Nts., 8.25%, 6/25/15	3/1/11	680,410	707,181	26,771
Citigroup Funding, Inc., Russian Federation Credit Linked Bonds, 6.70%, 2/8/13	3/2/11	1,414,594	1,439,756	25,162
Citigroup Funding, Inc., Ukraine (Republic of) Credit Linked Nts., 5.50%, 9/1/15	9/7/10	1,848,936	2,025,282	176,346
Citigroup Global Markets Holdings, Inc., Adira Dinamika Multi Finance Credit Linked Nts., 6.75%, 1/5/12	6/17/11	3,995,354	4,011,428	16,074
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	12/9/08	1,374,989	2,238,371	863,382
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., 13.753%, 2/26/15	7/18/08	1,832,525	2,748,011	915,486
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 01, 13.753%, 2/26/15	7/31/08	683,541	1,013,478	329,937
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 02, 13.753%, 2/26/15	8/8/08	1,140,704	1,680,798	540,094
Citigroup Global Markets Holdings, Inc., Dominican Republic Unsec. Credit Linked Nts., 15%, 3/12/12	3/7/07	1,479,820	1,325,167	(154,653)
City of Kyiv Via Kyiv Finance plc Sr. Unsec. Bonds, 9.375%, 7/11/16	6/30/11	985,000	985,000	—
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through Certificates, Series 2007-RS1, Cl. A2, 0.686%, 1/27/37	5/29/08	1,011,067	766,205	(244,862)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25	10/8/10	1,262,507	1,237,902	(24,605)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25	4/16/09	1,283,298	1,298,893	15,595
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25	8/18/09	1,374,443	1,381,864	7,421
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25	9/25/09	1,724,479	1,729,744	5,265
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25	12/17/09	1,518,052	1,515,528	(2,524)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25	3/30/10	1,225,314	1,217,212	(8,102)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25	5/18/10	1,375,743	1,361,727	(14,016)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25	7/16/10	1,599,444	1,577,278	(22,166)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 11.836%, 12/31/17	9/19/07	7,797,239	10,713,754	2,916,515
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.344%, 5/22/15	5/21/08	67,269	58,876	(8,393)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.344%, 5/22/15	6/12/08	117,680	103,006	(14,674)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.344%, 5/22/15	6/18/08	1,785,486	1,553,075	(232,411)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.344%, 5/22/15	7/8/08	130,028	113,186	(16,842)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.344%, 5/22/15	7/15/08	94,626	82,232	(12,394)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 8.344%, 5/22/15	8/8/08	61,263	52,517	(8,746)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.344%, 5/22/15	8/22/08	11,304	9,672	(1,632)
Eirles Two Ltd. Sec. Nts., Series 324, 3.635%, 4/30/12	4/17/07	4,102,239	3,771,180	(331,059)
Eirles Two Ltd. Sec. Nts., Series 335, 2.085%, 4/30/12	9/17/07	6,255,401	6,043,590	(211,811)
Embarcadero Aircraft Securitization Trust, Airplane Receivable Nts., Series 2000-A, Cl. B, 0.656%, 8/15/25	8/17/00	1,820,063	—	(1,820,063)
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., 10.476%, 2/8/37	1/18/07	5,824,686	1,837,061	(3,987,625)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.445%, 12/20/17	12/13/07	6,250,000	5,658,750	(591,250)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.888%, 8/2/10	4/18/08-10/1/08	7,188,001	918,694	(6,269,307)
Hallertau SPC Credit Linked Nts., Series 2008-2A, 7.85%, 9/17/13	10/23/08	11,011,314	11,134,847	123,533
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. B, 2.165%, 8/15/22	11/6/07	6,976,404	5,509,000	(1,467,404)
30 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. C, 3.465%, 8/15/22	6/8/07	$5,270,000	$3,583,600	$(1,686,400)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. D, 5.465%, 8/15/22	6/8/07	5,270,000	3,530,900	(1,739,100)
Interactive Data Corp., 10.25% Sr. Nts., 8/1/18	7/20/10	965,000	1,063,913	98,913
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	909,811	902,585	(7,226)
JPMorgan Chase Bank NA, Russian Federation Credit Linked Bonds, 6.70%, 2/8/13	3/1/11	1,397,826	1,454,460	56,634
JPMorgan Chase Bank NA, Russian Federation Credit Linked Bonds, Series 2, 7.15%, 1/25/13	2/28/11	1,722,224	1,798,295	76,071
JPMorgan Hipotecaria su Casita, 7.812% Sec. Nts., 8/26/35	3/21/07	526,714	547,508	20,794
Lehman Brothers Treasury Co. BV, Microvest Capital Management LLC Credit Linked Nts., 7.55%, 5/24/12	6/20/07	1,643,518	852,943	(790,575)
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16	10/20/06	762,393	1,080,888	318,495
Morgan Stanley Capital Services, Inc., United Mexican States Credit Linked Nts., 5.64%, 11/20/15	11/3/05	2,000,000	1,814,200	(185,800)
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	66,025	5,673	(60,352)
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04	6/30/09	89,593	—	(89,593)
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08	3/6/98	242,675	—	(242,675)
Real Time Data Co., 11% Nts., 5/31/09	6/30/99-5/31/01	110,538	—	(110,538)
Salisbury International Investments Ltd., 4.424% Sec. Nts., Series 2006-003, Tranche E, 7/22/11	7/12/06	1,100,000	1,079,540	(20,460)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	290,651	290,578	(73)
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15	9/22/10-9/23/10	2,617,792	2,699,175	81,383
Standard Charter Bank, Ghana (Republic of) Credit Linked Bonds, 11.441%, 9/1/11	3/3/11	657,835	662,371	4,536
Standard Charter Bank, Ghana (Republic of) Credit Linked Bonds, 11.44%, 9/8/11	3/8/11	1,236,672	1,244,284	7,612
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17	8/13/10-12/31/10	5,070,118	5,598,690	528,572
UBS AG, Ghana (Republic of) Credit Linked Nts., 14.47%, 12/28/11	12/22/06	1,334,245	815,508	(518,737)
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21	6/28/11	2,060,000	2,056,467	(3,533)

		$136,606,864	$114,368,682	$(22,238,182)

5.	This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

6.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $11,772,648 or 0.48% of the Fund’s net assets as of June 30, 2011.

7.	When-issued security or delayed delivery to be delivered and settled after June 30, 2011. See Note 1 of the accompanying Notes.

8.	All or a portion of the security position is held in collateral accounts to cover the Fund’s obligations under certain derivative contracts. The aggregate market value of such securities is $3,813,305. See Note 5 of the accompanying Notes.

9.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $11,848,876. See Note 5 of the accompanying Notes.

10.	Zero coupon bond reflects effective yield on the date of purchase.

11.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

12.	Interest or dividend is paid-in-kind, when applicable.

13.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

14.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

15.	Non-income producing security.

16.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:
31 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	June 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	83,436,389	317,790,773	339,791,800	61,435,362
Oppenheimer Master Event-Linked Bond Fund, LLC	1,103,918	3,723,404	—	4,827,322
Oppenheimer Master Loan Fund, LLC	29,466,809	—	—	29,466,809

				Realized
	Value	Income		Gain (Loss)

Oppenheimer Institutional Money Market Fund, Cl. E	$61,435,362	$48,046		$—
Oppenheimer Master Event-Linked Bond Fund, LLC	52,650,853	1,764,763	[a]	(2,412,739)[a]
Oppenheimer Master Loan Fund, LLC	353,492,007	14,192,665	[b]	1,297,849 [b]

	$467,578,222	$16,005,474		$(1,114,890)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.
17.	Rate shown is the 7-day yield as of June 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2011 based on valuation input level:

	Level 1–	Level 2–	Level 3–
	Unadjusted	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$26,210,633	$12,623,500	$38,834,133
Mortgage-Backed Obligations	—	487,077,856	1,536,834	488,614,690
U.S. Government Obligations	—	79,979,267	—	79,979,267
Foreign Government Obligations	—	549,316,811	—	549,316,811
Loan Participations	—	11,090,950	—	11,090,950
Corporate Bonds and Notes	—	695,849,252	—	695,849,252
Preferred Stocks	—	5,684,486	3,262,224	8,946,710
Common Stocks	10,511,884	7,678,094	230,598	18,420,576
Rights, Warrants and Certificates	—	534,375	420	534,795
Structured Securities	—	148,231,091	895,469	149,126,560
Options Purchased	—	23,771	—	23,771
Investment Companies	61,435,362	406,142,860	—	467,578,222

Total Investments, at Value	71,947,246	2,417,819,446	18,549,045	2,508,315,737
Other Financial Instruments:
Appreciated swaps, at value	—	3,804,981	—	3,804,981
Depreciated swaps, at value	—	648,646	—	648,646
Futures margins	621,456	—	—	621,456
Foreign currency exchange contracts	—	2,678,003	—	2,678,003

Total Assets	$72,568,702	$2,424,951,076	$18,549,045	$2,516,068,823

Liabilities Table
Other Financial Instruments:
Appreciated swaps, at value	$—	$(4,018,998)	$—	$(4,018,998)
Depreciated swaps, at value	—	(2,052,604)	—	(2,052,604)
Appreciated options written, at value	—	(14,773)	—	(14,773)
Depreciated options written, at value	—	(164,959)	—	(164,959)
Futures margins	(1,787,283)	—	—	(1,787,283)
Foreign currency exchange contracts	—	(7,550,045)	—	(7,550,045)

Total Liabilities	$(1,787,283)	$(13,801,379)	$—	$(15,588,662)

32 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of	Transfers into		Transfers out of	Transfers into	Transfers out of
	Level 1[a]	Level 2		Level 2[c]	Level 3[c]	Level 3[b]

Assets Table
Investments, at Value:
Corporate Bonds and Notes	$—	$999,460	[b]	$(1,047)	$1,047	$(999,460)
Common Stocks	—	1,381,276	[b]	—	—	(1,381,276)
Investment Companies	(353,953,479)	353,953,479	[a]	—	—	—

Total Assets	$(353,953,479)	$356,334,215		$(1,047)	$1,047	$(2,380,736)

a.	Transferred from Level 1 to Level 2 as the current market for the securities are not considered active.

b.	Transferred from Level 3 to Level 2 because of the presence of observable market data due to an increase in market activity for these securities.

c.	Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.
The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

			Change in	Accretion/
			unrealized	(amortization)
	Value as of	Realized	appreciation/	of premium/		Transfers into	Transfers out of	Value as of
	December 31, 2010	gain (loss)	depreciation	discount[a]	Sales	Level 3[b]	Level 3	June 30, 2011

Assets Table
Investments, at Value:
Asset-Backed Securities	$10,800,935	$—	$2,029,022	$23,478	$—	$—	$(229,935)[c]	$12,623,500
Mortgage-Backed Obligations	1,581,294	—	(57,714)	13,254	—	—	—	1,536,834
Corporate Bonds and Notes	1,744,997	(286,121)	472,014	—	(932,477)	1,047	(999,460)[c]	—
Preferred Stocks	4,844,088	(537,064)	(1,044,800)	—	—	—	—	3,262,224
Common Stocks	4,360,342	(34,604)	(76,727)	—	—	—	(4,018,413)[d]	230,598
Rights, Warrants and Certificates	423	(2,025)	2,022	—	—	—	—	420
Structured Securities	1,288,812	—	(394,915)	1,572	—	—	—	895,469

Total Assets	$24,620,891	$(859,814)	$928,902	$38,304	$(932,477)	$1,047	$(5,247,808)	$18,549,045

a.	Included in net investment income.

b.	Transferred to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

c.	Transferred from Level 3 because of the presence of observable market data due to a increase in market activity for these securities.

d.	Transferred from Level 3 because of the presence of a readily available unadjusted quoted market price for these securities.
The total change in unrealized appreciation/depreciation included in the statement of operations attributable to level 3 investments still held at June 30, 2011 includes:

Change in
unrealized
appreciation/
depreciation

Asset-Backed Securities	$2,029,022
Mortgage-Backed Obligations	199,700
Corporate Bonds and Notes	(1,047)
Preferred Stocks	(1,297,776)
Common Stocks	(111,331)
Rights, Warrants and Certificates	420
Structured Securities	141,162

Total	$960,150

See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
33 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$1,524,741,23	60.8%
Brazil	117,807,048	4.7
Russia	74,267,599	3.0
Mexico	73,681,466	2.9
Indonesia	67,084,297	2.7
Japan	65,149,605	2.6
South Africa	60,955,199	2.4
Hungary	43,152,180	1.7
Colombia	37,126,818	1.5
Ukraine	34,871,091	1.4
Poland	32,344,275	1.3
Turkey	28,913,821	1.2
Korea, Republic of South	28,864,965	1.2
Peru	28,843,985	1.2
Supranational	25,600,191	1.0
Canada	23,357,438	0.9
Venezuela	22,762,650	0.9
Kazakhstan	20,152,868	0.8
Germany	18,471,291	0.7
Argentina	18,213,142	0.7
India	17,182,387	0.7
Philippines	16,432,357	0.7
United Kingdom	13,564,553	0.5
Italy	12,285,233	0.5
Malaysia	10,032,342	0.4
Uruguay	10,016,010	0.4
The Netherlands	8,413,632	0.3
Panama	6,490,958	0.3
Australia	6,256,930	0.2
Spain	6,051,593	0.2
Dominican Republic	5,756,855	0.2
Ghana	5,125,237	0.2
Israel	5,001,032	0.2
Chile	4,631,665	0.2
Luxembourg	4,499,875	0.2
Greece	4,275,123	0.2
Belgium	3,010,936	0.1
Trinidad & Tobago	2,885,750	0.1
China	2,760,650	0.1
Cayman Islands	2,733,150	0.1
Qatar	2,540,745	0.1
Austria	2,063,395	0.1
Costa Rica	1,973,153	0.1
Nigeria	1,884,025	0.1
Norway	1,546,126	0.1
Sri Lanka	1,336,650	0.1
Denmark	947,670	—
Sweden	760,908	—
Finland	720,656	—
France	530,217	—
Ivory Coast	220,988	—
European Union	23,771	—

Total	$2,508,315,737	100.0%

34 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Foreign Currency Exchange Contracts as of June 30, 2011 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Banc of America:
Canadian Dollar (CAD)	Sell	4,630	CAD	10/26/11	$4,786,102	$79,899	$—
Chinese Renminbi (Yuan) (CNY)	Sell	36,030	CNY	7/8/11-8/24/11	5,575,705	7,343	2,868
Euro (EUR)	Sell	3,650	EUR	10/6/11	5,277,950	—	105,808
Indonesia Rupiah (IDR)	Buy	4,075,000	IDR	8/15/11	471,689	—	1,935
Malaysian Ringgit (MYR)	Sell	2,905	MYR	7/5/11	961,706	3,973	—
New Taiwan Dollar (TWD)	Sell	141,000	TWD	8/22/11	4,911,854	—	7,506
Singapore Dollar (SGD)	Sell	5,980	SGD	9/6/11	4,868,922	—	801
Thailand Baht (THB)	Buy	164,760	THB	8/15/11	5,344,296	—	43,539

						91,215	162,457
Bank Paribas Asia — FGN
Polish Zloty (PLZ)	Buy	142,650	PLZ	7/11/11-8/10/11	51,814,518	—	523,403
Barclay’s Capital:
Australian Dollar (AUD)	Buy	1,380	AUD	8/24/11	1,469,386	8,825	330
Australian Dollar (AUD)	Sell	430	AUD	8/24/11	457,852	—	9,810
Colombian Peso (COP)	Sell	1,270,000	COP	7/5/11	717,818	—	45,148
Euro (EUR)	Buy	130	EUR	8/24/11	188,216	2,340	—
Euro (EUR)	Sell	13,130	EUR	7/5/11-8/24/11	19,036,331	—	328,659
Hungarian Forint (HUF)	Sell	66,000	HUF	7/11/11	359,651	1,923	—
Indonesia Rupiah (IDR)	Buy	84,325,000	IDR	8/10/11	9,769,136	—	87,673
Japanese Yen (JPY)	Sell	899,000	JPY	7/7/11-10/26/11	11,173,329	—	190,154
Mexican Nuevo Peso (MXN)	Buy	9,800	MXN	8/24/11	832,762	4,091	—
Mexican Nuevo Peso (MXN)	Sell	4,100	MXN	8/24/11	348,400	—	3,261
New Turkish Lira (TRY)	Buy	70	TRY	8/22/11	42,696	—	45
Russian Ruble (RUR)	Buy	3,470	RUT	10/7/11	122,939	—	231
Singapore Dollar (SGD)	Buy	17,645	SGD	7/11/11	14,365,469	309,302	—
South African Rand (ZAR)	Sell	113,550	ZAR	8/8/11	16,695,353	—	46,281
South Korean Won (KRW)	Buy	1,240,000	KRW	7/25/11	1,159,575	18,296	—
South Korean Won (KRW)	Sell	10,979,000	KRW	7/29/11	10,264,289	—	153,317

						344,777	864,909
Citigroup:
Australian Dollar (AUD)	Buy	260	AUD	8/24/11	276,841	2,614	—
Australian Dollar (AUD)	Sell	730	AUD	8/24/11	777,284	—	9,734
British Pound Sterling (GBP)	Buy	120	GBP	8/24/11	192,459	634	—
British Pound Sterling (GBP)	Sell	520	GBP	8/24/11	833,988	—	1,151
Chinese Renminbi (Yuan) (CNY)	Buy	1,060	CNY	7/8/11	163,979	362	—
Colombian Peso (COP)	Buy	1,270,000	COP	7/5/11	717,818	44,078	—
Colombian Peso (COP)	Sell	715,000	COP	7/11/11	404,057	—	10,464
Euro (EUR)	Buy	10,555	EUR	7/7/11	15,303,314	237,919	—
Euro (EUR)	Sell	9,835	EUR	9/22/11-11/10/11	14,226,638	1,332	179,380
Indonesia Rupiah (IDR)	Buy	1,775,000	IDR	8/15/11	205,460	29	705
Japanese Yen (JPY)	Sell	1,501,000	JPY	8/24/11-9/22/11	18,653,094	73,679	—
New Taiwan Dollar (TWD)	Sell	4,120	TWD	8/3/11	143,489	316	—
New Zealand Dollar (NZD)	Buy	330	NZD	8/24/11	272,349	3,234	—
Norwegian Krone (NOK)	Buy	227,240	NOK	8/10/11	42,007,312	6,332	—
Norwegian Krone (NOK)	Sell	1,000	NOK	8/24/11	184,677	—	3,446
Polish Zloty (PLZ)	Buy	7,365	PLZ	7/11/11	2,682,038	—	22,898
South African Rand (ZAR)	Buy	3,880	ZAR	8/24/11	569,062	23,233	—
South African Rand (ZAR)	Sell	3,400	ZAR	8/24/11	498,663	—	10,879
Swedish Krona (SEK)	Buy	500	SEK	8/24/11	78,785	1,077	—
Swedish Krona (SEK)	Sell	3,500	SEK	8/24/11	551,493	—	12,693

						394,839	251,350
35 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Citigroup EM:
Argentine Peso (ARP)	Buy	8,760	ARP	9/26/11	$2,091,289	$—	$402
Brazilian Real (BRR)	Buy	18,675	BRR	7/5/11-8/2/11	11,918,244	268,807	—
Brazilian Real (BRR)	Sell	28,245	BRR	7/5/11-8/2/11	17,987,780	—	406,550
Chilean Peso (CLP)	Buy	194,000	CLP	8/24/11	412,262	5,767	—
Chilean Peso (CLP)	Sell	258,000	CLP	8/24/11	548,267	—	5,182
Chinese Renminbi (Yuan) (CNY)	Buy	3,430	CNY	7/8/11	530,613	1,169	—
Colombian Peso (COP)	Sell	6,241,000	COP	7/11/11-7/14/11	3,526,604	43	88,620
Egyptian Pounds (EGP)	Buy	25,800	EGP	8/29/11-9/27/11	4,254,316	—	22,107
Indonesia Rupiah (IDR)	Buy	34,400,000	IDR	7/5/11	4,008,322	8,322	—
Indonesia Rupiah (IDR)	Sell	37,300,000	IDR	8/10/11	4,321,242	—	14,580
Mexican Nuevo Peso (MXN)	Buy	60,540	MXN	7/18/11	5,162,278	120,052	—

						404,160	537,441
Credit Suisse:
British Pound Sterling (GBP)	Buy	1,500	GBP	9/22/11	2,404,902	—	24,756
Euro (EUR)	Buy	120	EUR	8/24/11	173,738	4,217	—
Malaysian Ringgit (MYR)	Buy	18,925	MYR	7/5/11-9/2/11	6,240,916	10,911	—
Malaysian Ringgit (MYR)	Sell	1,330	MYR	11/10/11	436,164	7,436	—
Mexican Nuevo Peso (MXN)	Buy	58,400	MXN	8/22/11	4,963,530	86,980	—
New Turkish Lira (TRY)	Sell	1,865	TRY	8/4/11	1,141,466	27,850	—
South African Rand (ZAR)	Buy	285,095	ZAR	8/10/11	41,904,738	188,199	—
Swedish Krona (SEK)	Sell	3,900	SEK	8/24/11	614,521	212	—
Swiss Franc (CHF)	Sell	640	CHF	8/24/11	761,497	2,926	710

						328,731	25,466
Credit Suisse EM
Argentine Peso (ARP)	Buy	11,220	ARP	9/26/11	2,678,569	—	834
Deutsche Bank Capital Corp.:
Australian Dollar (AUD)	Buy	2,270	AUD	10/26/11	2,398,164	14,553	—
Australian Dollar (AUD)	Sell	580	AUD	7/7/11	621,510	—	18,118
British Pound Sterling (GBP)	Buy	924	GBP	7/7/11	1,482,846	—	13,064
British Pound Sterling (GBP)	Sell	2,764	GBP	7/7/11-8/24/11	4,435,384	26,679	15,991
Canadian Dollar (CAD)	Buy	560	CAD	8/24/11	579,810	4,748	—
Canadian Dollar (CAD)	Sell	3,815	CAD	7/7/11-8/24/11	3,953,076	—	80,714
Chinese Renminbi (Yuan) (CNY)	Buy	27,950	CNY	1/6/12	4,352,113	13,875	—
Euro (EUR)	Buy	5,055	EUR	10/26/11	7,304,936	12,011	—
Euro (EUR)	Sell	9,745	EUR	7/7/11	14,128,924	—	258,865
Japanese Yen (JPY)	Sell	1,342,000	JPY	9/26/11-10/26/11	16,680,750	—	372,103
Swiss Franc (CHF)	Sell	505	CHF	7/7/11	600,679	4,278	—

						76,144	758,855
Deutsche Bank EM:
Chinese Renminbi (Yuan) (CNY)	Sell	11,200	CNY	1/6/12	1,743,959	—	4,829
Ukraine Hryvnia (UAH)	Buy	20,948	UAH	7/7/11	2,621,488	—	5,160
						—	9,989
Goldman Sachs EM:
Brazilian Real (BRR)	Buy	10,450	BRR	7/5/11-1/4/12	6,634,357	106,503	551
Brazilian Real (BRR)	Sell	9,575	BRR	7/5/11	6,127,817	—	272,264
Chinese Renminbi (Yuan) (CNY)	Buy	21,080	CNY	2/16/12	3,288,314	9,931	—
Colombian Peso (COP)	Buy	857,000	COP	7/11/11	484,304	6,668	—
Malaysian Ringgit (MYR)	Buy	74,250	MYR	7/14/11-8/10/11	24,537,558	65,720	—
Mexican Nuevo Peso (MXN)	Buy	74,750	MXN	7/18/11	6,373,973	85,326	—
New Turkish Lira (TRY)	Buy	880	TRY	8/22/11	536,754	—	12,897
New Turkish Lira (TRY)	Sell	10	TRY	7/18/11	6,140	342	—

						274,490	285,712
36 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Goldman, Sachs & Co.:
Brazilian Real (BRR)	Sell	1,360	BRR	7/5/11	$870,374	$—	$12,654
Euro (EUR)	Buy	28,760	EUR	8/10/11	41,656,576	—	483,870
Japanese Yen (JPY)	Buy	60,000	JPY	8/24/11	745,520	247	2,017
Japanese Yen (JPY)	Sell	484,000	JPY	8/24/11-9/26/11	6,015,130	13	103,401
New Turkish Lira (TRY)	Buy	10	TRY	7/18/11	6,140	—	266

						260	602,208
HSBC EM:
Brazilian Real (BRR)	Buy	2,010	BRR	8/2/11-1/4/12	1,266,724	35,541	—
Brazilian Real (BRR)	Sell	1,620	BRR	8/2/11	1,029,779	—	23,317
New Turkish Lira (TRY)	Buy	7,880	TRY	8/23/11	4,805,472	—	24,191

						35,541	47,508
JP Morgan Chase:
Chinese Renminbi (Yuan) (CNY)	Sell	31,500	CNY	7/18/11	4,872,759	—	21,978
Euro (EUR)	Buy	6,695	EUR	10/26/11	9,674,885	9,004	6,991
Hong Kong Dollar (HKD)	Sell	6,570	HKD	8/24/11	844,588	—	850
Indian Rupee (INR)	Sell	9,000	INR	7/11/11	200,918	—	1,603
New Taiwan Dollar (TWD)	Sell	12,670	TWD	8/3/11	441,263	—	1,790
Norwegian Krone (NOK)	Buy	4,600	NOK	8/24/11	849,515	16,057	—
Norwegian Krone (NOK)	Sell	1,800	NOK	8/24/11	332,419	—	12,202
Russian Ruble (RUR)	Sell	1,590	RUR	8/16/11	56,658	—	849
Singapore Dollar (SGD)	Buy	545	SGD	11/10/11	443,858	1,337	—

						26,398	46,263
JP Morgan EM:
Chilean Peso (CLP)	Buy	604,000	CLP	8/24/11	1,283,539	881	816
Chilean Peso (CLP)	Sell	194,000	CLP	8/24/11	412,262	—	3,967
Chinese Renminbi (Yuan) (CNY)	Buy	77,200	CNY	7/18/11-2/17/12	12,001,913	25,158	4,912
Colombian Peso (COP)	Buy	501,000	COP	7/11/11	283,123	1,662	—
Colombian Peso (COP)	Sell	7,997,000	COP	7/11/11-7/14/11	4,518,881	248	16,101
Hong Kong Dollar (HKD)	Sell	31,440	HKD	8/24/11	4,041,681	—	4,774
Indian Rupee (INR)	Sell	223,880	INR	7/11/11-7/18/11	4,991,656	—	22,585
New Taiwan Dollar (TWD)	Buy	142,000	TWD	8/22/11	4,946,690	29,792	—
Philippines Peso (PHP)	Buy	361,000	PHP	7/28/11	8,308,532	—	51,820
Russian Ruble (RUR)	Buy	203,470	RUR	10/7/11	7,208,765	131,724	—
Russian Ruble (RUR)	Sell	7,470	RUR	8/16/11	266,186	—	1,997
South Korean Won (KRW)	Buy	3,490,000	KRW	10/25/11	3,246,541	50,022	—
Thailand Baht (THB)	Buy	209,300	THB	7/11/11	6,806,567	—	139,421

						239,487	246,393
Morgan Stanley EM
Russian Ruble (RUR)	Buy	16,670	RUR	7/5/11	596,622	317	—
Nomura Securities:
Chinese Renminbi (Yuan) (CNY)	Buy	22,440	CNY	2/19/13	3,552,558	521	—
New Zealand Dollar (NZD)	Buy	330	NZD	8/24/11	272,349	5,708	—
New Zealand Dollar (NZD)	Sell	470	NZD	8/24/11	387,891	—	5,395
South Korean Won (KRW)	Buy	3,250,000	KRW	7/25/11	3,039,208	47,677	—

						53,906	5,395
RBS Greenwich Capital:
Euro (EUR)	Buy	17,050	EUR	7/6/11	24,720,896	117,746	—
Indian Rupee (INR)	Buy	43,000	INR	7/11/11	959,944	6,407	500
New Taiwan Dollar (TWD)	Sell	142,000	TWD	7/18/11	4,944,617	—	8,920
New Turkish Lira (TRY)	Buy	65,280	TRY	8/10/11	39,908,708	—	1,678,856
37 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts: Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

RBS Greenwich Capital: Continued
Swiss Franc (CHF)	Buy	530	CHF	11/10/11	$631,070	$23,575	$—
Swiss Franc (CHF)	Sell	810	CHF	8/24/11	963,769	12,475	—

						160,203	1,688,276
Standard NY EM:
Egyptian Pounds (EGP)	Buy	3,260	EGP	9/27/11	535,182	—	1,444
State Street:
Hungarian Forint (HUF)	Buy	2,177,000	HUF	7/11/11	11,863,048	170,430	22,997
Hungarian Forint (HUF)	Sell	531,000	HUF	7/11/11	2,893,559	—	59,004
Indian Rupee (INR)	Buy	216,000	INR	7/18/11	4,815,741	67,027	—
Mexican Nuevo Peso (MXN)	Sell	58,400	MXN	8/22/11	4,963,530	—	40,038
South African Rand (ZAR)	Buy	37,730	ZAR	8/24/11-9/6/11	5,524,375	4,162	1,439
South African Rand (ZAR)	Sell	3,880	ZAR	8/24/11	569,062	—	12,256
Swedish Krona (SEK)	Buy	44,580	SEK	10/26/11	6,998,562	—	238,276

						241,619	374,010
UBS Investment Bank:
Canadian Dollar (CAD)	Buy	640	CAD	8/24/11	662,640	2,504	—
Canadian Dollar (CAD)	Sell	670	CAD	8/24/11	693,702	—	4,827
Japanese Yen (JPY)	Sell	36,000	JPY	8/24/11	447,312	138	—
Swedish Krona (SEK)	Buy	259,360	SEK	8/10/11	40,902,923	—	1,106,860

						2,642	1,111,687
Westpac:
New Zealand Dollar (NZD)	Sell	280	NZD	8/24/11	231,084	—	4,872
Swedish Krona (SEK)	Buy	6,500	SEK	8/24/11	1,024,201	3,274	202
Swedish Krona (SEK)	Sell	1,100	SEK	8/24/11	173,326	—	1,371

						3,274	6,445

Total unrealized appreciation and depreciation						$2,678,003	$7,550,045

Futures Contracts as of June 30, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

DAX Index	Buy	15	9/16/11	$4,019,566	$15,288
Euro-Bundesobligation	Buy	53	9/8/11	9,644,189	(17,198)
Japan (Government of) Bonds, 10 yr.	Buy	3	9/8/11	5,255,823	18,298
Japan (Government of) Mini Bonds, 10 yr.	Buy	42	9/7/11	7,362,325	8,015
NASDAQ 100 E-Mini Index	Buy	182	9/16/11	8,448,440	368,603
New Financial Times Stock Exchange 100 Index	Sell	73	9/16/11	6,915,475	(210,178)
NIKKEI 225 Index	Sell	14	9/8/11	853,425	(37,874)
NIKKEI 225 Index	Sell	55	9/8/11	6,708,900	(280,511)
Standard & Poor’s 500 E-Mini Index	Sell	374	9/16/11	24,599,850	(923,485)
U.S. Treasury Long Bonds	Buy	1,088	9/21/11	133,858,000	(1,247,924)
U.S. Treasury Nts., 2 yr.	Buy	100	9/30/11	21,934,375	26,238
U.S. Treasury Nts., 2 yr.	Sell	471	9/30/11	103,310,906	15,515
U.S. Treasury Nts., 5 yr.	Sell	481	9/30/11	57,332,946	(296,844)
U.S. Treasury Nts., 10 yr.	Buy	1,967	9/21/11	240,619,422	696,544
U.S. Treasury Nts., 10 yr.	Sell	860	9/21/11	105,202,188	140,311
U.S. Treasury Ultra Bonds	Buy	90	9/21/11	11,362,500	(238,629)
United Kingdom Long Gilt	Buy	7	9/28/11	1,349,848	3,620

					$(1,960,211)

38 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Written Options as of June 30, 2011 are as follows:

							Unrealized
		Number of	Exercise	Expiration	Premiums		Appreciation/
Description	Type	Contracts	Price	Date	Received	Value	(Depreciation)

Euro (EUR)	Call	1,705,000	$1.422	7/1/11	$17,353	$(50,598)	$(33,245)
Euro (EUR)	Call	1,680,000	1.420	7/5/11	18,625	(54,439)	(35,814)
Euro (EUR)	Call	1,640,000	1.430	7/5/11	16,968	(37,378)	(20,410)
Euro (EUR)	Call	1,605,000	1.442	7/6/11	17,902	(22,544)	(4,642)
Euro (EUR)	Put	1,705,000	1.422	7/1/11	17,738	(11)	17,727
Euro (EUR)	Put	1,680,000	1.420	7/5/11	19,078	(495)	18,583
Euro (EUR)	Put	1,640,000	1.430	7/5/11	16,968	(1,905)	15,063
Euro (EUR)	Put	1,605,000	1.442	7/6/11	17,902	(6,960)	10,942
New Turkish Lira (TRY)	Put	3,460,000	2.170 EUR	9/6/11	14,039	(3,011)	11,028
New Turkish Lira (TRY)	Put	3,460,000	2.170 EUR	9/6/11	14,090	(2,391)	11,699

					$170,663	$(179,732)	$(9,069)

Credit Default Swap Contracts as of June 30, 2011 are as follows:

	Buy/Sell	Notional	Pay/		Upfront		Unrealized
Reference Entity/	Credit	Amount	Receive	Termination	Payment		Appreciation
Swap Counterparty	Protection	(000’s)	Fixed Rate	Date	Received/(Paid)	Value	(Depreciation)

Barrick Gold Corp.
Goldman Sachs International	Buy	$4,940	1.00%	6/20/16	$58,206	$(36,300)	21,906

	Total	4,940			58,206	(36,300)	21,906
Capital One Financial Corp.
Goldman Sachs International	Sell	4,960	1.00	6/20/16	(7,526)	(44,648)	(52,174)

	Total	4,960			(7,526)	(44,648)	(52,174)
CBS Corp.
Barclays Bank plc	Sell	4,830	1.00	6/20/16	11,810	10,428	22,238

	Total	4,830			11,810	10,428	22,238
CDX Emerging Markets
Index, Series 15:
Barclays Bank plc	Buy	10,525	5.00	6/20/16	1,422,337	(1,298,342)	123,995
Merrill Lynch International	Buy	10,735	5.00	6/20/16	1,448,569	(1,324,247)	124,322

	Total	21,260			2,870,906	(2,622,589)	248,317
Cisco Systems, Inc.
Barclays Bank plc	Buy	4,830	1.00	6/20/16	84,807	(49,257)	35,550

	Total	4,830			84,807	(49,257)	35,550
Federative Republic of Brazil:
Barclays Bank plc	Sell	2,060	1.00	3/20/16	9,382	(14,034)	(4,652)
Credit Suisse International	Sell	1,680	1.00	6/20/16	11,493	(12,023)	(530)

	Total	3,740			20,875	(26,057)	(5,182)
GATX Corp.
Deutsche Bank, London Branch	Sell	4,830	1.00	6/20/16	154,498	(152,449)	2,049

	Total	4,830			154,498	(152,449)	2,049
Hewlett-Packard Co.
Citibank NA, New York	Buy	4,960	1.00	6/20/16	115,189	(62,417)	52,772

	Total	4,960			115,189	(62,417)	52,772
Istanbul Bond Co. SA for
Finansbank AS
Merrill Lynch Capital
Services, Inc.	Sell	3,100	1.30	3/24/13	—	(46,367)	(46,367)

	Total	3,100			—	(46,367)	(46,367)
39 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts Continued

	Buy/Sell	Notional	Pay/		Upfront		Unrealized
Reference Entity/	Credit	Amount	Receive	Termination	Payment		Appreciation
Swap Counterparty	Protection	(000’s)	Fixed Rate	Date	Received/(Paid)	Value	(Depreciation)

Kohl’s Corp.
Deutsche Bank,
London Branch	Buy	$4,940	1.00%	6/20/16	$68,710	$(19,961)	$48,749

	Total	4,940			68,710	(19,961)	48,749
Petroleos de Venezuela SA
Barclays Bank plc	Sell	4,140	5.00	7/20/11	107,030	80,664	187,694

	Total	4,140			107,030	80,664	187,694
Republic of Hungary:
Barclays Bank plc	Sell	1,250	1.00	3/20/16	105,216	(94,375)	10,841
Barclays Bank plc	Sell	2,370	1.00	6/20/16	191,125	(186,959)	4,166
Citibank NA, New York	Buy	10,000	1.00	9/20/15	11,275	203,100	214,375
HSBC Bank USA	Sell	2,090	1.00	3/20/16	182,236	(157,795)	24,441
JPMorgan Chase Bank NA, NY Branch	Sell	1,670	1.00	3/20/16	139,178	(126,085)	13,093
Merrill Lynch Capital Services, Inc.	Sell	2,090	1.00	3/20/16	182,236	(157,795)	24,441
UBS AG	Sell	2,090	1.00	3/20/16	181,992	(157,795)	24,197

	Total	21,560			993,258	(677,704)	315,554
Republic of Peru:
Barclays Bank plc	Sell	1,650	1.00	6/20/16	48,911	(38,852)	10,059
Credit Suisse International	Sell	1,240	1.00	6/20/16	36,757	(29,198)	7,559
Deutsche Bank AG	Buy	1,900	1.71	12/20/16	—	(19,054)	(19,054)
Goldman Sachs International	Sell	2,065	1.00	6/20/16	43,083	(48,624)	(5,541)
HSBC Bank USA	Sell	1,240	1.00	6/20/16	36,757	(29,198)	7,559
JPMorgan Chase Bank NA	Sell	2,065	1.00	6/20/16	47,856	(48,624)	(768)

	Total	10,160			213,364	(213,550)	(186)
Republic of the Philippines:
Barclays Bank plc	Buy	3,270	1.76	12/20/14	—	(65,212)	(65,212)
JPMorgan Chase Bank NA, London
Branch	Buy	4,900	1.74	12/20/14	—	(94,409)	(94,409)

	Total	8,170			—	(159,621)	(159,621)
RR Donnelley & Sons Co.
Deutsche Bank London Branch	Sell	4,940	5.00	6/20/16	(407,118)	388,314	(18,804)

	Total	4,940			(407,118)	388,314	(18,804)
SLM Corp.:
Citibank NA, New York	Sell	3,795	5.00	6/20/15	(378,690)	204,547	(174,143)
UBS AG	Sell	1,035	5.00	6/20/16	(103,784)	55,785	(47,999)

	Total	4,830			(482,474)	260,332	(222,142)
Target Corp.
Credit Suisse International	Buy	4,830	1.00	6/20/16	107,171	(97,973)	9,198

	Total	4,830			107,171	(97,973)	9,198

Grand Total Buys					3,316,264	(2,864,072)	452,192

Grand Total Sells					592,442	(605,083)	(12,641)

Total Credit Default Swaps					$3,908,706	$(3,469,155)	$439,551

40 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference	Total Maximum Potential
Asset on which the	Payments for Selling Credit	Amount	Reference Asset
Fund Sold Protection	Protection (Undiscounted)	Recoverable*	Rating Range**

Investment Grade Single Name Corporate Debt	$19,450,000	$—	BBB to BBB-
Non-Investment Grade Single Name Corporate Debt	4,940,000	—	BB+
Investment Grade Sovereign Debt	26,660,000	—	BBB-
Non-Investment Grade Sovereign Debt	4,140,000	—	BB-

Total	$55,190,000	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
Interest Rate Swap Contracts as of June 30, 2011 are as follows:

	Notional
Interest Rate/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

BZDI:
Goldman Sachs Group, Inc. (The)	10,600 BRR	BZDI	11.390%	1/5/15	$(165,110)
Goldman Sachs Group, Inc. (The)	5,190 BRR	BZDI	12.800	1/2/17	221,005
Goldman Sachs Group, Inc. (The)	9,900 BRR	BZDI	11.420	1/3/14	(117,249)
JPMorgan Chase Bank NA	10,200 BRR	BZDI	13.900	1/2/17	635,816

Total	35,890 BRR				574,462
MXN TllE BANXICO:
Bank of America Merrill Lynch	87,500 MXN	MXN TIIE BANXICO	5.875	12/6/12	15,574
Bank of America Merrill Lynch	220,000 MXN	MXN TIIE BANXICO	5.735	11/29/12	12,082
Bank of America Merrill Lynch	134,500 MXN	MXN TIIE BANXICO	5.750	12/5/12	7,306
Barclays Bank plc	86,300 MXN	MXN TIIE BANXICO	5.630	1/21/13	9,950
Citibank NA	86,000 MXN	MXN TIIE BANXICO	5.640	1/16/13	12,083
Deutsche Bank AG	179,500 MXN	MXN TIIE BANXICO	5.890	1/10/13	40,351
Goldman Sachs Group, Inc. (The)	216,900 MXN	MXN TIIE BANXICO	5.880	12/14/12	48,202

Total	1,010,700 MXN				145,548
Six-Month AUD BBR BBSW
Westpac Banking Corp	11,685 AUD	6.098%	Six-Month AUD BBR BBSW	1/5/21	(249,286)
Six-Month CZK PRIBOR PRBO:
Barclays Bank plc	183,000 CZK	3.200	Six-Month CZK PRIBOR PRBO	12/21/15	(61,177)
Morgan Stanley	173,300 CZK	3.060	Six-Month CZK PRIBOR PRBO	12/16/15	(32,063)

Total	356,300 CZK				(93,240)
Six-Month EUR EURIBOR:
Barclays Bank plc	7,120 EUR	Six-Month EUR EURIBOR	3.580	2/21/15	51,904
Morgan Stanley	6,910 EUR	Six-Month EUR EURIBOR	3.410	12/16/15	20,472

Total	14,030 EUR				72,376
Six-Month JPY BBA LIBOR
JPMorgan Chase Bank NA	987,000 JPY	1.233	Six-Month JPY BBA LIBOR	1/7/21	(107,053)
Three-Month NZD BBR FRA
Barclays Bank plc	15,490 NZD	Three-Month NZD BBA FRA	5.280	5/5/21	239,781
41 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Interest Rate Swap Contracts Continued

	Notional
Interest Rate/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Three-Month USD BBA LIBOR
Barclays Bank plc	$11,900	Three-Month USD BBA FRA	3.371%	1/6/21	$348,016
Three-Month ZAR JIBAR SAFEX:
Barclays Bank plc	45,590 ZAR	7.040%	Three-Month ZAR JIBAR SAFEX	1/21/14	(50,942)

Barclays Bank plc	45,140 ZAR	7.050	Three-Month ZAR JIBAR SAFEX	1/24/14	(50,594)

Total where Fund pays a fixed rate	90,730 ZAR				(101,536)

Barclays Bank plc	17,830 ZAR	Three-Month ZAR JIBAR SAFEX	8.350	1/24/21	97,865
Barclays Bank plc	17,990 ZAR	Three-Month ZAR JIBAR SAFEX	8.310	1/21/21	90,086
Goldman Sachs Group, Inc. (The)	145,500 ZAR	Three-Month ZAR JIBAR SAFEX	8.700	3/11/14	167,948
JPMorgan Chase Bank NA	146,780 ZAR	Three-Month ZAR JIBAR SAFEX	8.480	3/1/14	134,194
JPMorgan Chase Bank NA	146,690 ZAR	Three-Month ZAR JIBAR SAFEX	8.390	3/2/14	115,216
JPMorgan Chase Bank NA	114,930 ZAR	Three-Month ZAR JIBAR SAFEX	8.650	3/4/14	128,225

Total where Fund pays a variable rate	589,720 ZAR				733,534

Total	680,450 ZAR				631,998

Total Interest Rate Swaps					$1,562,602

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CZK	Czech Koruna
EUR	Euro
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
NZD	New Zealand Dollar
ZAR	South African Rand
Abbreviations/Definitions are as follows:

BANIXCO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR	Bank Bill Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate
FRA	Forward Rate Agreement
JIBAR	South Africa Johannesburg Interbank Agreed Rate
PRIBOR PRBO	Prague Interbank Offering Rate
SAFEX	South African Futures Exchange
TIIE	Interbank Equilibrium Interest Rate
42 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Total Return Swap Contracts as of June 30, 2011 are as follows:

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

Consumer Staples Select Sector Index
			One-Month USD BBA LIBOR plus
			15 basis points and if negative,
			the absolute value of the Total	If positive, the Total Return
			Return of the Consumer Staples	of the Consumer Staples
Morgan Stanley	$1,905		Select Sector Index	Select Sector Index	3/6/12	$(40,807)

Custom Basket of Securities:

			One-Month CHF BBA LIBOR
			plus 30 basis points and if
			negative, the absolute value	If positive, the Total Return
			of the Total Return of	of a custom basket
Citibank NA	1,818	CHF	a custom basket of securities	of securities	1/11/12	(108,702)

			One-Month DKK BBA
			LIBOR plus 30 basis points
			and if negative, the absolute	If positive, the Total Return
			value of the Total Return of	of a custom basket
Citibank NA	3,088	DKK	a custom basket of securities	of securities	1/11/12	(12,520)

			One-Month EURIBOR
			plus 30 basis points and
			if negative, the absolute value	If positive, the Total Return
			of the Total Return of	of a custom basket
Citibank NA	3,674	EUR	a custom basket of securities	of securities	1/11/12	(170,536)

			One-Month GBP BBA LIBOR
			plus 30 basis points and
			if negative, the absolute value	If positive, the Total Return
			of the Total Return of	of a custom basket
Citibank NA	481	GBP	a custom basket of securities	of securities	1/11/12	12,122

			One-Month SEK STIBOR SIDE
			plus 30 basis points and if
			negative, the absolute value of	If positive, the Total Return
			the Total Return of	of a custom basket
Citibank NA	6,034	SEK	a custom basket of securities	of securities	1/11/12	(17,305)

			One-Month JPY BBA LIBOR
			plus 53 basis points and if
			negative, the absolute value of	If positive, the Total Return
			the Total Return of	of a custom basket
Citibank NA, New York	557,760	JPY	a custom basket of securities	of securities	4/16/12	85,945

			One-Month USD BBA LIBOR
			plus 18 basis points and if
			negative, the absolute value	If positive, the
Goldman Sachs Group,			of the Total Return of a custom	Total Return of a
Inc. (The)	24,256		basket of securities	custom basket of securities	9/9/11	483,942

			One-Month GBP BBA LIBOR
			plus 50 basis points and if
			negative, the absolute value of	If positive, the Total Return
			the Total Return of	of a custom basket
Morgan Stanley	4,519	GBP	a custom basket of securities	of securities	1/16/12	(71,026)

				Reference Entity Total		201,920
43 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

Health Care Select Sector Index
		One-Month USD BBA LIBOR
		plus 8 basis points and
		if negative, the absolute	If positive, the Total
		value of Total Return of the	Return of the Health
UBS AG	$1,834	Health Care Select Sector Index	Care Select Sector Index	11/4/11	$736

Industrial Select Sector Index:

		One-Month USD BBA LIBOR
		plus 12 basis points and
		if negative, the absolute value	If positive, the Total
		of the Total Return of the	Return of the Industrial
Deutsche Bank AG	131	Industrial Select Sector Index	Select Sector Index	4/9/12	5,779

		One-Month USD BBA LIBOR
		plus 12 basis points and
		if negative, the absolute value	If positive, the Total
		of the Total Return of the	Return of the Industrial
Deutsche Bank AG	2,021	Industrial Select Sector Index	Select Sector Index	4/9/12	89,081

			Reference Entity Total		94,860

MSCI Daily TR Gross EAFE USD Index:

			One-Month USD BBA LIBOR
			plus 15 basis points and if
		If positive, the Total Return	negative, the absolute value of
		of the MSCI Daily Gross	the Total Return of the MSCI
Citibank NA	523	EAFE USD Index	Daily Gross EAFE USD Index	10/7/11	7,462

			One-Month USD BBA LIBOR
			plus 15 basis points and if
		If positive, the Total Return	negative the Total Return of,
		of the MSCI Daily Gross	the MSCI Daily Gross
Citibank NA	2,246	EAFE USD Index	EAFE USD Index	1/9/12	29,773

			One-Month USD BBA LIBOR
			plus 15 basis points and
		If positive, the Total Return	if negative, the Total
		of the MSCI Daily Gross	Return of the MSCI Daily
Citibank NA	301	EAFE USD Index	Gross EAFE USD Index	1/9/12	3,836

			One-Month USD LIBOR
			minus 5 basis points and if
		If positive, the Total Return	negative, the absolute value of
Goldman Sachs Group,		of the MSCI Daily Gross	the Total Return of the MSCI
Inc. (The)	120	EAFE USD Index	Daily Gross EAFE USD Index	7/8/11	(697)

			One-Month USD BBA LIBOR plus
			20 basis points and if negative,
		If positive, the Total Return	the absolute value of the
Goldman Sachs Group,		of the MSCI Daily Gross	Total Return of the MSCI Daily
Inc. (The)	3,461	EAFE USD Index	Gross EAFE USD Index	5/10/12	(21,061)

			One-Month USD LIBOR minus
			5 basis points and if negative,
		If positive, the Total Return	the absolute value of the Total
Goldman Sachs Group,		of the MSCI Daily Gross	Return of the MSCI Daily Gross
Inc. (The)	563	EAFE USD Index	EAFE USD Index	7/8/11	(3,594)
44 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

MSCI Daily TR Gross EAFE USD Index: Continued

				One-Month USD BBA LIBOR
				minus 10 basis points and if
			If positive, the Total Return	negative, the absolute value of
			of the MSCI Daily Gross	the Total Return of the MSCI
UBS AG	$6,935		EAFE USD Index	Daily Gross EAFE USD Index	10/7/11	$77,258

				Reference Entity Total		92,977

MSCI Daily TR Gross Europe EURO Index:

				One-Month EUR EURIBOR
				minus 20 basis points and if
			If positive, the Total Return	negative, the absolute value of
			of the MSCI Daily Gross	the Total Return of the MSCI
Citibank NA	2,112	EUR	Europe EURO Index	Daily Gross Europe EURO Index	1/6/12	(15,721)

				One-Month EUR EURIBOR
				and if negative, the
			If positive, the Total Return	absolute value of the Total
Goldman Sachs Group,			of the MSCI Daily Gross	Return of the MSCI Daily
Inc. (The)	3,341	EUR	Europe EURO Index	Gross Europe EURO Index	1/12/12	(23,228)

				Reference Entity Total		(38,949)

MSCI Daily TR Net EAFE USD Index

			One-Month USD BBA
			LIBOR minus 2.5 basis points
			and if negative, the	If positive, the Total Return
Goldman Sachs Group,			absolute value of the MSCI	of the MSCI Daily
Inc. (The)	6,164		Daily Net EAFE USD Index	Net EAFE USD Index	5/8/12	16,222

MSCI Daily TR Net Germany USD Index

			One-Month USD BBA LIBOR
			minus 15 basis points and if
			negative, the absolute value of	If positive, the Total Return
			the Total Return of the MSCI	of the MSCI Daily Net
Citibank NA	2,455		Daily Net Germany USD Index	Germany USD Index	6/1/12	65,245

MSCI Daily TR Net Italy USD Index

			One-Month USD BBA LIBOR
			minus 25 basis points and if	If positive, the absolute value
Goldman Sachs Group,			negative, the absolute value of	of the Total Return of the
Inc. (The)	2,435		the MSCI Daily Net Italy USD Index	MSCI Daily Net Italy USD Index	3/6/12	(55,363)

MSCI Daily TR Net Japan USD Index

			One-Month USD BBA LIBOR plus
			20 basis points and if negative,
			the absolute value of the	If positive, the Total Return
			Total Return of the MSCI Daily	of the MSCI Daily
UBS AG	2,438		Net Japan USD Index	Net Japan USD Index	6/4/12	67,083
45 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Total Return Swap Contracts: Continued

	Notional
Reference Entity/	Amount	Paid by	Received by	Termination
Swap Counterparty	(000’s)	the Fund	the Fund	Date	Value

MSCI Daily TR Net Netherlands USD Index

		One-Month USD BBA LIBOR plus
		20 basis points and if negative,
		the absolute value of the Total	If positive, the Total Return
		Return of the MSCI Daily Net	of the MSCI Daily Net
UBS AG	$2,507	Netherlands USD Index	Netherlands USD Index	5/7/12	$(55,909)

MSCI Daily TR Net Spain USD Index

		One-Month USD BBA LIBOR minus
		33 basis points and if negative,
		the absolute value of the	If positive, the Total Return of
		Total Return of the MSCI	the MSCI Daily Net
Nomura International	2,399	Daily Net Spain USD Index	Spain USD Index	3/6/12	121,568

S&P 100 Index

			One-Month USD BBA LIBOR
			plus 10 basis points and if
		If positive, the Total	negative, the absolute value
Goldman Sachs Group,		Return of the	of the Total Return of the
Inc. (The)	6,060	S&P 100 Index	S&P 100 Index	4/9/12	(143,400)

			Total of Total Return Swaps		$326,183

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pounds Sterling
JPY	Japanese Yen
SEK	Swedish Krona

Abbreviations are as follows:
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate
MSCI EAFE	Morgan Stanley Capital International Europe, Australia and Far East. A stock market index of foreign stocks from the perspective of a North American investor
S&P	Standard & Poor’s
STIBOR SIDE	Stockholm Interbank Offered Rate
TR	Total Return
46 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Volatility Swaps as of June 30, 2011 are as follows:

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

AUD/GBP Spot Exchange Rate

			The Historic Volatility
			of the mid AUD/GBP
			spot exchange rate
			during the Observation
Credit Suisse	8	GBP	Period	9.800%	7/15/11	$(651)

AUD/USD Spot Exchange Rate:

			The Historic Volatility
			of the mid AUD/USD
			spot exchange rate
			during the Observation
Credit Suisse	13		Period	11.150	7/8/11	(9,397)

			The Historic Volatility
			of the mid AUD/USD
			spot exchange rate
			during the Observation
Deutsche Bank AG	13		Period	11.550	7/14/11	(7,045)

			The Historic Volatility
			of the mid AUD/USD
			spot exchange rate
			during the Observation
Royal Bank of Scotland plc	13		Period	11.300	7/11/11	(10,038)

				Reference Entity Total		(26,480)

CAD/GBP Spot Exchange Rate

			The Historic Volatility
			of the mid CAD/GBP
			spot exchange rate
Goldman Sachs Group,			during the Observation
Inc. (The)	8	GBP	Period	7.650	7/11/11	(12,797)

CHF/JPY Spot Exchange Rate

				The Historic
				Volatility of the mid
				CHF/JPY spot
				exchange rate during
				the Observation
Citibank NA	11	CHF	10.650%	Period	7/20/11	7,147

CHF/SEK Spot Exchange Rate:

				The Historic Volatility
				of the mid CHF/SEK
				spot exchange
				rate during the
Citibank NA	11	CHF	14.250	Observation Period	8/2/11	(14,994)

				The Historic Volatility
				of the mid CHF/SEK
				spot exchange
Goldman Sachs Group ,				rate during the
Inc. (The)	11	CHF	13.000	Observation Period	8/5/11	2,892

Total where Fund pays a fixed rate						(12,102)

			The Historic Volatility
			of the mid CHF/SEK
			spot exchange rate
			during the
Bank of America Merril Lynch	11	CHF	Observation Period	14.700	7/26/11	(1,577)
47 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Volatility Swaps Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

CHF/SEK Spot Exchange Rate: Continued

			The Historic Volatility
			of the mid CHF/SEK
			spot exchange
			rate during the
Deutsche Bank AG	11	CHF	Observation Period	14.500	7/28/11	$(5,252)

Total where Fund pays a variable rate						(6,829)

				Reference Entity Total		(18,931)

CHF/USD Spot Exchange Rate:

				The Historic Volatility
				of the mid CHF/USD
				spot exchange
				rate during the
Citibank NA	13		13.000	Observation Period	7/29/11	12,856

			The Historic
			Volatility of the mid
			CHF/USD spot
			exchange rate during the
Deutsche Bank AG	13		Observation Period	12.000%	7/29/11	19,565

				Reference Entity Total		32,421

EUR/GBP Spot Exchange Rate

			The Historic
			Volatility of the mid
			EUR/GBPspot
Goldman Sachs Group,			exchange rate during the
Inc. (The)	9	EUR	Observation Period	9.100	7/21/11	1,729

EUR/NOK Spot Exchange Rate

			The Historic
			Volatility of the mid
			EUR/NOK spot
Goldman Sachs Group,			exchange rate during the
Inc. (The)	9	EUR	Observation Period	7.025	7/15/11	(5,421)

EUR/SEK Spot Exchange Rate:

			The Historic
			Volatility of the mid
			EUR/SEK spot
			exchange rate during the
Deutsche Bank AG	9	EUR	Observation Period	6.700	7/5/11	(352)

			The Historic
			Volatility of the mid
			EUR/SEK spot
			exchange rate during the
Deutsche Bank AG	9	EUR	Observation Period	7.600	7/22/11	(1,709)
			The Historic
			Volatility of the mid
			EUR/SEK spot
Goldman Sachs Group,			exchange rate during
Inc. (The)	9	EUR	the Observation Period	6.675	7/7/11	(2,762)
48 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Volatility Swaps Continued

	Notional
Reference Entity/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

EUR/SEK Spot Exchange Rate: Continued

			The Historic
			Volatility of the mid
			EUR/SEK spot
Goldman Sachs Group,			exchange rate during
Inc. (The)	9	EUR	the Observation Period	7.525%	7/25/11	$(3,383)

			The Historic
			Volatility of the mid
			EUR/SEK spot
			exchange rate during
Royal Bank of Scotland plc	9	EUR	the Observation Period	7.200	7/25/11	(10,888)

				Reference Entity Total		(19,094)

GBP/USD Spot Exchange Rate

			The Historic
			Volatility of the mid
			GBP/USD spot
			exchange rate during
Royal Bank of Scotland plc	13		the Observation Period	8.200	7/7/11	4,472

				Total Volatility Swaps		$(37,605)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pounds Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of June 30, 2011 is as follows:

	Swap Type from	Notional
Swap Counterparty	Fund Perspective	Amount (000’s)		Value

Bank of America Merril Lynch:
	Interest Rate	442,000	MXN	$34,962
	Volatility	11	CHF	(1,577)

				33,385

Barclays Bank plc:
	Credit Default Buy Protection	$18,625		(1,412,811)
	Credit Default Sell Protection	16,300		(243,128)
	Interest Rate	183,000	CZK	(61,177)
	Interest Rate	7,120	EUR	51,904
	Interest Rate	86,300	MXN	9,950
	Interest Rate	15,490	NZD	239,781
	Interest Rate	11,900		348,016
	Interest Rate	126,550	ZAR	86,415

				(981,050)
49 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Statement of Investments Continued
Swap Summary Continued

	Swap Type from	Notional
Swap Counterparty	Fund Perspective	Amount (000’s)		Value

Citibank NA :
	Interest Rate	86,000	MXN	$12,083
	Total Return	1,818	CHF	(108,702)
	Total Return	3,088	DKK	(12,520)
	Total Return	5,786	EUR	(186,257)
	Total Return	481	GBP	12,122
	Total Return	6,034	SEK	(17,305)
	Total Return	5,525		106,316
	Volatility	22	CHF	(7,847)
	Volatility	13		12,856

				(189,254)

Citibank NA, New York:
	Credit Default Buy Protection	14,960		140,683
	Credit Default Sell Protection	3,795		204,547
	Total Return	557,760	JPY	85,945

				431,175

Credit Suisse:
	Volatility	8	GBP	(651)
	Volatility	13		(9,397)

				(10,048)

Credit Suisse International:
	Credit Default Buy Protection	4,830		(97,973)
	Credit Default Sell Protection	2,920		(41,221)

				(139,194)

Deutsche Bank AG:
	Credit Default Buy Protection	1,900		(19,054)
	Interest Rate	179,500	MXN	40,351
	Total Return	2,152		94,860
	Volatility	11	CHF	(5,252)
	Volatility	18	EUR	(2,061)
	Volatility	26		12,520

				121,364

Deutsche Bank, London Branch:
	Credit Default Buy Protection	4,940		(19,961)
	Credit Default Sell Protection	4,940		388,314
	Credit Default Sell Protection	4,830		(152,449)

				215,904

Goldman Sachs Group, Inc. (The):
	Interest Rate	25,690	BRR	(61,354)
	Interest Rate	216,900	MXN	48,202
	Interest Rate	145,500	ZAR	167,948
	Total Return	3,341	EUR	(23,228)
	Total Return	43,359		276,049
	Volatility	11	CHF	2,892
	Volatility	36	EUR	(9,837)
	Volatility	8	GBP	(12,797)

				387,875

Goldman Sachs International:
	Credit Default Buy Protection	4,940		(36,300)
	Credit Default Sell Protection	7,025		(93,272)

				(129,572)
50 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Swap Summary Continued

	Swap Type from	Notional
Swap Counterparty	Fund Perspective	Amount (000’s)		Value

HSBC Bank USA	Credit Default Sell Protection	$3,330		$(186,993)
JPMorgan Chase Bank NA:
	Credit Default Sell Protection	2,065		(48,624)
	Interest Rate	10,200	BRR	635,816
	Interest Rate	987,000	JPY	(107,053)
	Interest Rate	408,400	ZAR	377,635

				857,774
JPMorgan Chase Bank NA, London Branch	Credit Default Buy Protection	4,900		(94,409)
JPMorgan Chase Bank NA, NY Branch	Credit Default Sell Protection	1,670		(126,085)
Merrill Lynch Capital Services, Inc.	Credit Default Sell Protection	5,190		(204,162)
Merrill Lynch International	Credit Default Buy Protection	10,735		(1,324,247)
Morgan Stanley:
	Interest Rate	173,300	CZK	(32,063)
	Interest Rate	6,910	EUR	20,472
	Total Return	4,519	GBP	(71,026)
	Total Return	1,905		(40,807)

				(123,424)
Nomura International	Total Return	2,399		121,568
Royal Bank of Scotland plc:
	Volatility	9	EUR	(10,888)
	Volatility	26		(5,566)

				(16,454)
UBS AG:
	Credit Default Sell Protection	3,125		(102,010)
	Total Return	13,714		89,168

				(12,842)
Westpac Banking Corp.	Interest Rate	11,685	AUD	(249,286)

		Total Swaps		$(1,617,975)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pounds Sterling
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
NZD	New Zealand Dollar
SEK	Swedish Krona
ZAR	South African Rand
See accompanying Notes to Financial Statements.
51 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited
June 30, 2011

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,022,638,020)	$2,040,737,515
Affiliated companies (cost $463,209,647)	467,578,222

2,508,315,737
Cash—foreign currencies (cost $767,643)	762,190
Unrealized appreciation on foreign currency exchange contracts	2,678,003
Appreciated swaps, at value (upfront payments received $130,115)	3,804,981
Depreciated swaps, at value (upfront payments paid $889,592)	648,646
Receivables and other assets:
Investments sold (including $43,844,016 sold on a when-issued or delayed delivery basis)	48,304,730
Interest, dividends and principal paydowns	31,170,916
Shares of beneficial interest sold	1,209,618
Futures margins	621,456
Closed foreign currency contracts	559,456
Other	281,242

Total assets	2,598,356,975

Liabilities
Bank overdraft	70,579
Appreciated options written, at value (premiums received $99,815)	14,773
Depreciated options written, at value (premiums received $70,848)	164,959
Unrealized depreciation on foreign currency exchange contracts	7,550,045
Appreciated swaps, at value (upfront payments received $4,563,895)	4,018,998
Depreciated swaps, at value (net upfront payments received $104,288)	2,052,604
Payables and other liabilities:
Investments purchased (including $135,398,511 purchased on a when-issued or delayed delivery basis)	137,868,295
Shares of beneficial interest redeemed	5,157,576
Futures margins	1,787,283
Closed foreign currency contracts	1,297,984
Distribution and service plan fees	1,075,491
Shareholder communications	411,243
Transfer and shareholder servicing agent fees	201,227
Foreign capital gains tax	44,445
Trustees’ compensation	43,895
Other	103,641

Total liabilities	161,863,038

Net Assets	$2,436,493,937

Composition of Net Assets
Par value of shares of beneficial interest	$429,260
Additional paid-in capital	2,316,972,670
Accumulated net investment income	11,723,896
Accumulated net realized gain on investments and foreign currency transactions	89,454,072
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	17,914,039

Net Assets	$2,436,493,937

52 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $716,202,495 and 128,015,642 shares of beneficial interest outstanding)	$5.59
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,720,291,442 and 301,244,500 shares of beneficial interest outstanding)	$5.71
See accompanying Notes to Financial Statements.
53 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF OPERATIONS Unaudited
For the Six Months Ended June 30, 2011

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$1,763,194
Dividends	1,569
Expenses[2]	(106,938)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	1,657,825
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest (net of foreign withholding taxes of $381)	14,098,476
Dividends	94,189
Expenses[3]	(574,549)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	13,618,116

Total allocation of net investment income from master funds	15,275,941

Investment Income
Interest	68,830,190
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,123)	229,207
Affiliated companies	48,046
Fee income on when-issued securities	1,272,030

Total investment income	70,379,473

Expenses
Management fees	6,922,906
Distribution and service plan fees—Service shares	2,112,423
Transfer and shareholder servicing agent fees:
Non-Service shares	357,121
Service shares	844,963
Shareholder communications:
Non-Service shares	62,606
Service shares	147,963
Custodian fees and expenses	136,257
Trustees’ compensation	32,780
Administration service fees	750
Other	91,953

Total expenses	10,709,722
Less waivers and reimbursements of expenses	(646,330)

Net expenses	10,063,392

Net Investment Income	75,592,022

1.	The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of accompanying Notes.

2.	Net of expense waivers and/or reimbursements of $888.

3.	Net of expense waivers and/or reimbursements of $6,763.
54 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$33,981,284
Closing and expiration of option contracts written	7,632
Closing and expiration of futures contracts	(1,854,079)
Foreign currency transactions	14,815,910
Swap contracts	2,419,754
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(2,412,739)
Oppenheimer Master Loan Fund, LLC	1,297,849

Total net realized gain	48,255,611
Net change in unrealized appreciation/depreciation on:
Investments	(31,342,736)
Translation of assets and liabilities denominated in foreign currencies	15,943,010
Futures contracts	6,304,676
Option contracts written	(9,069)
Swap contracts	2,761,728
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(1,013,738)
Oppenheimer Master Loan Fund, LLC	(2,957,932)

Total net change in unrealized appreciation/depreciation	(10,314,061)

Net Increase in Net Assets Resulting from Operations	$113,533,572

See accompanying Notes to Financial Statements.
55 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2011	December 31,
	(Unaudited)	2010

Operations
Net investment income	$75,592,022	$200,479,913
Net realized gain	48,255,611	193,741,731
Net change in unrealized appreciation/depreciation	(10,314,061)	11,389,337

Net increase in net assets resulting from operations	113,533,572	405,610,981

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(23,004,040)	(66,430,241)
Service shares	(46,831,691)	(313,790,173)

	(69,835,731)	(380,220,414)
Distributions from net realized gain:
Non-Service shares	(8,843,118)	—
Service shares	(20,376,612)	—

	(29,219,730)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	1,858,547	(81,259,481)
Service shares	38,062,667	(1,976,534,500)

	39,921,214	(2,057,793,981)

Net Assets
Total increase (decrease)	54,399,325	(2,032,403,414)
Beginning of period	2,382,094,612	4,414,498,026

End of period (including accumulated net investment income of $11,723,896 and $5,967,605, respectively)	$2,436,493,937	$2,382,094,612

See accompanying Notes to Financial Statements.
56 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2011	Year Ended December 31,
Non-Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$5.58	$5.30	$4.49	$5.56	$5.26	$5.11

Income (loss) from investment operations:
Net investment income[1]	.18	.34	.30	.30	.28	.26
Net realized and unrealized gain (loss)	.08	.40	.53	(1.04)	.21	.11

Total from investment operations	.26	.74	.83	(.74)	.49	.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.46)	(.02)	(.27)	(.19)	(.22)
Distributions from net realized gain	(.07)	—	— [2]	(.06)	—	—

Total dividends and distributions to shareholders	(.25)	(.46)	(.02)	(.33)	(.19)	(.22)

Net asset value, end of period	$5.59	$5.58	$5.30	$4.49	$5.56	$5.26

Total Return, at Net Asset Value[3]	4.79%	14.97%	18.83%	(14.21)%	9.69%	7.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$716,203	$711,755	$757,772	$648,570	$734,611	$606,632

Average net assets (in thousands)	$720,266	$737,071	$681,926	$753,062	$664,668	$564,248

Ratios to average net assets:[4,5]
Net investment income	6.46%	6.47%	6.20%	5.78%	5.34%	5.05%
Total expenses[6]	0.77%	0.75%	0.67%	0.59%	0.59%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.71%	0.64%	0.57%	0.57%	0.63%

Portfolio turnover rate[7]	29%	99%	110%	86%	76%	93%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Total expenses including all affiliated fund expenses were as follows:

Six Months Ended June 30, 2011	0.77%
Year Ended December 31, 2010	0.75%
Year Ended December 31, 2009	0.68%
Year Ended December 31, 2008	0.60%
Year Ended December 31, 2007	0.61%
Year Ended December 31, 2006	0.64%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2011	$570,420,039	$560,904,505
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655
Year Ended December 31, 2009	$1,909,574,925	$1,836,038,328
Year Ended December 31, 2008	$634,319,548	$594,845,589
Year Ended December 31, 2007	$1,061,009,472	$1,120,098,096
Year Ended December 31, 2006	$742,785,501	$749,719,239
See accompanying Notes to Financial Statements.
57 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2011	Year Ended December 31,
Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$5.68	$5.38	$4.56	$5.65	$5.34	$5.19

Income (loss) from investment operations:
Net investment income[1]	.18	.33	.29	.29	.28	.25
Net realized and unrealized gain (loss)	.08	.42	.54	(1.06)	.22	.11

Total from investment operations	.26	.75	.83	(.77)	.50	.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.45)	(.01)	(.26)	(.19)	(.21)
Distributions from net realized gain	(.07)	—	— [2]	(.06)	—	—

Total dividends and distributions to shareholders	(.23)	(.45)	(.01)	(.32)	(.19)	(.21)

Net asset value, end of period	$5.71	$5.68	$5.38	$4.56	$5.65	$5.34

Total Return, at Net Asset Value[3]	4.68%	14.77%	18.41%	(14.49)%	9.55%	7.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,720,291	$1,670,340	$3,656,726	$2,810,315	$2,876,016	$1,396,188

Average net assets (in thousands)	$1,704,237	$2,485,427	$3,143,836	$3,152,967	$2,075,028	$1,016,582

Ratios to average net assets:[4,5]
Net investment income	6.21%	6.15%	5.95%	5.54%	5.08%	4.83%
Total expenses[6]	1.02%	0.99%	0.92%	0.84%	0.84%	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	0.95%	0.89%	0.82%	0.82%	0.88%

Portfolio turnover rate[7]	29%	99%	110%	86%	76%	93%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6.	Total expenses including all affiliated fund expenses were as follows:

Six Months Ended June 30, 2011	1.02%
Year Ended December 31, 2010	0.99%
Year Ended December 31, 2009	0.93%
Year Ended December 31, 2008	0.85%
Year Ended December 31, 2007	0.86%
Year Ended December 31, 2006	0.89%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2011	$570,420,039	$560,904,505
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655
Year Ended December 31, 2009	$1,909,574,925	$1,836,038,328
Year Ended December 31, 2008	$634,319,548	$594,845,589
Year Ended December 31, 2007	$1,061,009,472	$1,120,098,096
Year Ended December 31, 2006	$742,785,501	$749,719,239
See accompanying Notes to Financial Statements.
58 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Global Strategic Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
59 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
     Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     Loans are valued at the mean between the “bid” and “asked” price, as typically obtained from independent pricing services. These prices are determined based upon information obtained from market participants including the average of broker-dealer price quotations. Loans may also be valued based upon price quotations obtained directly from a broker-dealer. Price quotations provided by broker-dealers may be based on reported trade data, to the extent the loan has recently traded.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. As of June 30, 2011, the Manager determined the fair value of certain notes using internal models based on anticipated cash flows and/or residual value. The Manager fair valued certain thinly traded collateralized debt obligations using monthly broker-dealer price quotations. For certain common and preferred stock that do not trade, the Manager has determined the fair value of these securities using internal models utilizing manager assumptions, comparable security inputs and the company’s quarterly financial statements. Such investments have been classified as Level 3 instruments.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such
60 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of June 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$135,398,511
Sold securities	43,844,016
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 30, 2011 is as follows:

Cost	$26,039,539
Market Value	$1,969,801
Market Value as a % of Net Assets	0.08%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
61 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.
     The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
     During the fiscal year ended December 31, 2010, the Fund utilized $161,264,243 of capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2010, the Fund had available for federal income tax purposes post-October losses of $42,644,008 which will expire in 2019 if unutilized and straddle losses of $247,177.
62 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

     As of June 30, 2011, the Fund had available for federal income tax purposes no estimated capital loss carryforward. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2011, it is estimated that the Fund will utilize $42,891,185 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,488,870,603
Federal tax cost of other investments	137,579,283

Total federal tax cost	$2,626,449,886

Gross unrealized appreciation	$172,930,865
Gross unrealized depreciation	(153,214,178)

Net unrealized appreciation	$19,716,687

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
     The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
63 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	6,118,764	$34,091,027	13,659,013	$73,616,257
Dividends and/or distributions reinvested	5,843,515	31,847,158	13,002,895	66,430,241
Redeemed	(11,524,584)	(64,079,638)	(42,045,616)	(221,305,979)

Net increase (decrease)	437,695	$1,858,547	(15,383,708)	$(81,259,481)

Service Shares
Sold	16,957,330	$96,509,636	39,118,559	$211,931,885
Dividends and/or distributions reinvested	12,087,824	67,208,303	60,274,068	313,790,173
Redeemed	(22,090,681)	(125,655,272)	(484,576,971)	(2,502,256,558)

Net increase (decrease)	6,954,473	$38,062,667	(385,184,344)	$(1,976,534,500)

64 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$588,189,304	$567,602,530
U.S. government and government agency obligations	3,189,350	900,000
To Be Announced (TBA) mortgage-related securities	570,420,039	560,904,505
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.50
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2011, the Fund paid $1,199,518 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF and the Master Funds. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $646,330 for management fees.
     Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
65 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to
66 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of June 30, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $7,714,857, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $1,140,117 as of June 30, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of June 30, 2011 the Fund has required certain counterparties to post collateral of $2,229,331.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
     As of June 30, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $6,683,532 for which the Fund has posted collateral of $3,813,305. If a contingent feature would have been triggered as of June 30, 2011, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.
67 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Valuations of derivative instruments as of June 30, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted	Statement of Assets			Statement of Assets
for as Hedging Instruments	and Liabilities Location	Value		and Liabilities Location	Value

Credit contracts	Appreciated swaps, at value	$294,192		Appreciated swaps, at value	$4,018,998
Credit contracts	Depreciated swaps, at value	648,646		Depreciated swaps, at value	392,995
Equity contracts	Appreciated swaps, at value	1,066,052		Depreciated swaps, at value	739,869
Interest rate contracts	Appreciated swaps, at value	2,396,076		Depreciated swaps, at value	833,474
Volatility contracts	Appreciated swaps, at value	48,661		Depreciated swaps, at value	86,266
Equity contracts	Futures margins	113,568	*	Futures margins	343,964	*
Interest rate contracts	Futures margins	507,888	*	Futures margins	1,443,319	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	2,678,003		Unrealized depreciation on foreign currency exchange contracts	7,550,045
Foreign exchange contracts				Appreciated options written, at value	14,773
Foreign exchange contracts	Investments, at value	23,771	**	Depreciated options written, at value	164,959

Total		$7,776,857			$15,588,662

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**	Amounts relate to purchased options.
The effect of derivative instruments on the Statement of Operations is as follows:

	Amount of Realized Gain or (Loss) Recognized on Derivatives
	Investments
	from
	unaffiliated	Closing
	companies	and
	(including	expiration	Closing and
	premiums	of option	expiration of	Foreign
Derivatives Not Accounted	on options	contracts	futures	currency	Swap
for as Hedging Instruments	exercised)*	written	contracts	transactions	contracts	Total

Credit contracts	$—	$—	$—	$—	$535,701	$535,701
Equity contracts	—	—	(1,639,535)	—	1,894,090	254,555
Foreign exchange contracts	(1,575,156)	7,632	—	4,987,758	(240,915)	3,179,319
Interest rate contracts	—	—	(214,544)	—	(275,192)	(489,736)
Volatility contracts	—	—	—	—	506,070	506,070

Total	$(1,575,156)	$7,632	$(1,854,079)	$4,987,758	$2,419,754	$3,985,909

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

	Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
				Translation of
				assets and
				liabilities
		Option		denominated
Derivatives Not Accounted		contracts	Futures	in foreign	Swap
for as Hedging Instruments	Investments*	written	contracts	currencies	contracts	Total

Credit contracts	$—	$—	$—	$—	$599,992	$599,992
Equity contracts	—	—	(532,990)	—	(575,750)	(1,108,740)
Foreign exchange contracts	680,514	(9,069)	—	3,601,404	1,564,189	5,837,038
Interest rate contracts	—	—	6,837,666	—	1,212,615	8,050,281
Volatility contracts	—	—	—	—	(39,318)	(39,318)

Total	$680,514	$(9,069)	$6,304,676	$3,601,404	$2,761,728	$13,339,253

*	Includes purchased option contracts and purchased swaption contracts, if any.
68 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     During the six months ended June 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $680,914,325 and $280,280,733, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
69 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.
     The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.
     During the six months ended June 30, 2011, the Fund had an ending monthly average market value of $448,688,784 and $244,820,002 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the six months ended June 30, 2011, the Fund had an ending monthly average market value of $8,422 and $132,182 on purchased call options and purchased put options, respectively.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the six months ended June 30, 2011, the Fund had an ending monthly average market value of $118,712 and $3,133 on written call options and written put options, respectively.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
70 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Written option activity for the six months ended June 30, 2011 was as follows:

		Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of December 31, 2010	—	$—	—	$—
Options written	999,045,000	476,060	988,605,000	327,508
Options closed or expired	(699,125,000)	(320,026)	(293,290,000)	(85,186)
Options exercised	(293,290,000)	(85,186)	(681,765,000)	(142,507)

Options outstanding as of June 30, 2011	6,630,000	$70,848	13,550,000	$99,815

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
71 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
     5. Risk Exposures and the Use of Derivative Instruments Continued
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.
     For the six months ended June 30, 2011, the Fund had ending monthly average notional amounts of $66,180,714 and $53,008,571 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     For the six months ended June 30, 2011, the Fund, had ending monthly average notional amounts of $61,784,228 and $206,392,739 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.
     The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.
72 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

     For the six months ended June 30, 2011, the Fund had ending monthly average notional amounts of $62,365,490 and $24,079,558 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Currency Swaps. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.
     The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.
     For the six months ended June 30, 2011, the Fund had ending monthly average notional amounts of $8,078,792 on currency swaps.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
     As of June 30, 2011, the Fund had no such currency swap agreements outstanding.
Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.
     Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.
     The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.
     The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.
     For the six months ended June 30, 2011, the Fund had ending monthly average notional amounts of $44,156 and $202,844 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
73 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
6. Restricted Securities
     As of June 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in
74 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
75 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
     The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
76 | OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Arthur P. Steinmetz, Vice President and Portfolio Manager
Krishna Memani, Vice President and Portfolio Manager
Joseph Welsh, Vice President and Portfolio Manager
Caleb Wong, Vice President and Portfolio Manager
Dr. Sara J. Zervos, Vice President and Portfolio Manager
Arthur S. Gabinet, Secretary
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

©2011 OppenheimerFunds, Inc. All rights reserved.

June 30, 2011

Oppenheimer

Value Fund/VA

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Top Holdings

Financial Statements

OppenheimerFunds®

The Right Way to Invest

OPPENHEIMER VALUE FUND/VA
Portfolio Manager: Mitch Williams
Cumulative Total Returns
For the 6-Month Period Ended 6/30/11

Non-Service Shares	7.19%
Service Shares	5.77
Average Annual Total Returns
For the Periods Ended 6/30/11

			Since
			Inception
	1-Year	5-Year	(1/2/03)

Non-Service Shares	41.75%	6.83%	9.84%

			Since
			Inception
	1-Year	5-Year	(9/18/06)

Service Shares	32.28%	N/A	1.25%
Expense Ratios
For the Fiscal Year Ended 12/31/10

	Gross Expense	Net Expense
	Ratios	Ratios

Non-Service Shares	2.05%	0.57%
Service Shares	2.08	0.93
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. Expense ratios are as stated in the Fund’s prospectus, current as of the date of this report.
Sector Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on the total market value of common stocks.
Top Ten Common Stock Holdings

Chevron Corp.	4.9%
Humana, Inc.	3.1
MetLife, Inc.	2.9
JPMorgan Chase & Co.	2.8
Wells Fargo & Co.	2.8
Coca-Cola Co. (The)	2.7
Goldman Sachs Group, Inc. (The)	2.6
Ingersoll-Rand plc	2.5
Ford Motor Co.	2.5
Celanese Corp., Series A	2.4
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2011, and are based on net assets.
2 | OPPENHEIMER VALUE FUND/VA

FUND PERFORMANCE DISCUSSION
During the six-month period ended June 30, 2011, the Fund’s Non-Service shares produced a return of 7.19%, outperforming the Russell 1000 Value Index (the “Index”), which returned 5.92% during the same period.
Economic and Market Overview
At the beginning of the reporting period, encouraging data from the U.S. labor market, including a declining unemployment rate, seemed to indicate that the long-awaited revival of consumer and business confidence was at hand. The global economy also appeared to provide reasons for an upbeat outlook. In Europe, policymakers continued to take measures to contain the sovereign debt problems of peripheral Europe and, in February, strong corporate earnings led to an upward revision of the European Central Bank’s 2011 growth forecast. Fears that had surfaced in 2010 over rising inflationary pressures in the fast-growing emerging markets lessened to a degree as the new year began.
     While the markets generally performed well in the first four months of 2011, a number of dramatic global events created increased market volatility. A wave of political unrest in North Africa and the Middle East sparked worries that disruptions in oil production might derail the global economic recovery. Although energy prices surged higher, investors retained their optimism and riskier assets, such as stocks and higher-yielding fixed-income securities, generally continued to rally. Investors encountered another unexpected shock on March 11, when a catastrophic natural disaster followed by a nuclear crisis hit Japan, one of the world’s largest economies and a key exporter of industrial components to many countries and industries, including U.S. automobile manufacturers. However, the disruptions to the global supply chain proved significantly less severe than originally anticipated and, after a brief pullback, the markets continued to climb higher.
     In April 2011, market concerns resurfaced when Greece again teetered on the brink of defaulting on its sovereign debt, rekindling worries from 2010 that fiscal instability might spread to other parts of Europe. At the same time, a debate regarding government spending and borrowing intensified in the United States, causing a renewed sense of uncertainty among businesses and consumers as the August 2 deadline to raise the U.S. Government’s debt ceiling loomed. Additionally, the Fed’s latest round of quantitative easing measures labeled “QE2” officially ended on June 30, further contributing to questions around what the Fed’s next move would be. As a result, by period end, job creation had slowed to a crawl, the unemployment rate moved higher and consumers reined in spending. Despite the volatility and dramatic headlines, overall the global markets finished the second half of the reporting period in positive territory, reflective of healthy balance sheets of many multinational corporations, continued growth in developing markets and the ongoing economic recoveries in the U.S., Canada and in much of Western Europe.
Fund Review
The Fund outperformed the Index primarily within the materials and information technology sectors, as a result of stronger relative stock selection. The Fund’s stock selection within the energy sector also benefited relative performance. The most significant detractors from relative performance were consumer discretionary, industrials and utilities, due to weaker relative stock selection.
     During the reporting period, information technology holding National Semiconductor Corp. was the top performing stock for the Fund. Shares of the stock rose substantially higher following an announcement that Texas Instruments planned to acquire the company for $25 per share in an all-cash transaction valued at approximately $6.5 billion. Within the health care sector, managed health care firms Humana, Inc. and WellPoint, Inc. were among the top contributors to Fund performance, as fears over the new health care overhaul abated to a degree. Both firms raised their 2011 forecasts and reported earnings that beat Wall Street expectations. Within the energy sector, integrated oil and gas company Chevron Corp. and oil and gas equipment and service provider Halliburton Co. led in terms of positive contributors. Both companies benefited from rising oil prices and increased demand. Viacom, Inc. within consumer discretionary performed well for the Fund, as the stock climbed to new highs primarily due to the popularity of programming on its Nickelodeon and MTV stations. We exited our positions in Halliburton and National Semiconductor by period end.
3 | OPPENHEIMER VALUE FUND/VA

FUND PERFORMANCE DISCUSSION
     On the negative side, investment banking and brokerage firm Goldman Sachs Group, Inc. was a significant detractor to Fund performance during the reporting period, as was diversified bank Wells Fargo & Co. The Fund’s holdings in these two firms underperformed amidst uncertainty over the future of the global economic recovery and disappointing earnings. Financials was the weakest performing sector of the Index. Within consumer discretionary, the weakening U.S. economy and a pessimistic American consumer adversely affected the stock performance of apparel retailer Talbots, Inc. and general merchandiser Target Corp. Consumers cut back on spending even at discount retailers, as unemployment remained elevated and commodity prices soared. The souring economy also negatively impacted the stock of Ford Motor Co. As the overall stock market slumped towards the end of the period against the backdrop of a renewed crisis in Greece and lower U.S. GDP numbers, Ford announced that its light-vehicle deliveries fell much more than was expected, sending the stock price substantially lower.
     At period end, relative to the Index, the Fund had significant overweight positions in the materials, health care, consumer discretionary and utilities sectors. The Fund had its largest relative underweight in financials and was underweight to a lesser degree in telecommunication services, information technology, industrials, energy and consumer staples when compared to the Index.
Outlook
While an uncertain economic environment may continue to create volatile short-term returns in the market, we continue to utilize in-depth fundamental research to uncover companies that are undervalued relative to their long-term earnings power. In our opinion, the long-term perspective and focus on company fundamentals helps find value opportunities in all market conditions.
Investors should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read the prospectus and, if available, the summary prospectus, carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
4 | OPPENHEIMER VALUE FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.
5 | OPPENHEIMER VALUE FUND/VA

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	January 1, 2011	June 30, 2011	June 30, 2011

Actual
Non-Service shares	$1,000.00	$1,071.90	$4.12
Service shares	1,000.00	1,057.70	5.37

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.83	4.02
Service shares	1,000.00	1,019.59	5.27
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended June 30, 2011 are as follows:

Class	Expense Ratios

Non-Service shares	0.80%
Service shares	1.05
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
6 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS June 30, 2011 / Unaudited

	Shares	Value

Common Stocks—94.3%
Consumer Discretionary—10.7%
Automobiles—2.5%
Ford Motor Co.[1]	14,470	$199,541
Household Durables—2.0%
Mohawk Industries, Inc.[1]	2,630	157,774
Media—4.1%
Comcast Corp., Cl. A	6,590	166,991
Viacom, Inc., Cl. B	3,160	161,160

		328,151

Multiline Retail—1.7%
Target Corp.	2,990	140,261
Specialty Retail—0.4%
Talbots, Inc. (The)[1]	10,180	34,001
Consumer Staples—6.1%
Beverages—2.7%
Coca-Cola Co. (The)	3,280	220,711
Food & Staples Retailing—1.5%
Walgreen Co.	2,744	116,510
Household Products—1.9%
Church & Dwight Co., Inc.	3,710	150,403
Energy—11.2%
Oil, Gas & Consumable Fuels—11.2%
Apache Corp.	690	85,139
Chevron Corp.	3,830	393,877
Exxon Mobil Corp.	2,064	167,968
Penn West Petroleum Ltd.	3,020	69,702
Royal Dutch Shell plc, ADR	2,600	184,938

		901,624

Financials—22.2%
Capital Markets—4.9%
Goldman Sachs Group, Inc. (The)	1,580	210,282
State Street Corp.	4,100	184,869

		395,151

Commercial Banks—9.5%
CIT Group, Inc.[1]	3,270	144,730
M&T Bank Corp.	1,830	160,949
PNC Financial Services Group, Inc.	1,880	112,067
U.S. Bancorp	4,780	121,938
Wells Fargo & Co.	8,000	224,480

		764,164

Diversified Financial Services—2.8%
JPMorgan Chase & Co.	5,600	229,264
Insurance—5.0%
ACE Ltd.	2,550	167,841
MetLife, Inc.	5,360	235,143

		402,984

Health Care—14.8%
Biotechnology—3.0%
Amgen, Inc.[1]	1,430	83,441
Gilead Sciences, Inc.[1]	3,890	161,085

		244,526

Health Care Equipment & Supplies—2.4%
Medtronic, Inc.	5,010	193,035
Health Care Providers & Services—7.3%
HCA Holdings, Inc.[1]	4,490	148,170
Humana, Inc.	3,140	252,896
WellPoint, Inc.	2,370	186,685

		587,751

Pharmaceuticals—2.1%
Pfizer, Inc.	8,020	165,212
Industrials—7.3%
Aerospace & Defense—1.4%
AerCap Holdings NV1	8,870	115,399
Airlines—1.4%
United Continental Holdings, Inc.[1]	4,830	109,303
Electrical Equipment—2.0%
Babcock & Wilcox Co.[1]	870	24,108
Cooper Industries plc	2,300	137,241

		161,349

Machinery—2.5%
Ingersoll-Rand plc	4,440	201,620
Information Technology—6.4%
Internet Software & Services—0.9%
VeriSign, Inc.	2,230	74,616
Semiconductors & Semiconductor Equipment—1.2%
Xilinx, Inc.	2,550	92,999
Software—4.3%
Microsoft Corp.	7,360	191,360
Oracle Corp.	4,810	158,297

		349,657

Materials—5.6%
Chemicals—3.4%
Celanese Corp., Series A	3,640	194,048
LyondellBasell Industries NV, Cl. A	2,040	78,581

		272,629

Containers & Packaging—1.5%
Rock-Tenn Co., Cl. A	1,810	120,075
Metals & Mining—0.7%
Allegheny Technologies, Inc.	950	60,297
Telecommunication Services—2.0%
Diversified Telecommunication Services—1.1%
AT&T, Inc.	2,872	90,210
7 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Wireless Telecommunication Services—0.9%
Vodafone Group plc, Sponsored ADR	2,790	$74,549
Utilities—8.0%
Electric Utilities—5.5%
American Electric Power Co., Inc.	2,080	78,374
Edison International, Inc.	4,660	180,575
Entergy Corp.	2,710	185,039

		443,988

Energy Traders—0.9%
GenOn Energy, Inc.[1]	18,820	72,645
Multi-Utilities—1.6%
NiSource, Inc.	1,870	37,868
Public Service Enterprise Group, Inc.	2,860	93,349

		131,217

Total Common Stocks (Cost $6,710,997)		7,601,616

Investment Company—5.5%
Oppenheimer Institutional Money
Market Fund, Cl. E, 0.15%[2,3] (Cost $446,372)	446,372	446,372
Total Investments, at Value (Cost $7,157,369)	99.8%	8,047,988
Other Assets Net of Liabilities	0.2	16,434

Net Assets	100.0%	$8,064,422

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	June 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	230,823	2,305,994	2,090,445	446,372

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$446,372	$320

3.	Rate shown is the 7-day yield as of June 30, 2011.
8 | OPPENHEIMER VALUE FUND/VA

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$859,728	$—	$—	$859,728
Consumer Staples	487,624	—	—	487,624
Energy	901,624	—	—	901,624
Financials	1,791,563	—	—	1,791,563
Health Care	1,190,524	—	—	1,190,524
Industrials	587,671	—	—	587,671
Information Technology	517,272	—	—	517,272
Materials	453,001	—	—	453,001
Telecommunication Services	164,759	—	—	164,759
Utilities	647,850	—	—	647,850
Investment Company	446,372	—	—	446,372

Total Assets	$8,047,988	$—	$—	$8,047,988

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
9 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF ASSETS AND LIABILITIES Unaudited

June 30, 2011
Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $6,710,997)	$7,601,616
Affiliated companies (cost $446,372)	446,372

8,047,988
Cash	1,457
Receivables and other assets:
Investments sold	135,995
Dividends	10,814
Shares of beneficial interest sold	205
Other	6,396

Total assets	8,202,855

Liabilities
Payables and other liabilities:
Investments purchased	96,108
Shareholder communications	14,048
Legal, auditing and other professional fees	9,676
Trustees’ compensation	5,209
Shares of beneficial interest redeemed	4,943
Distribution and service plan fees	4,940
Transfer and shareholder servicing agent fees	649
Other	2,860

Total liabilities	138,433

Net Assets	$8,064,422

Composition of Net Assets
Par value of shares of beneficial interest	$754
Additional paid-in capital	8,300,955
Accumulated net investment income	26,954
Accumulated net realized loss on investments	(1,154,873)
Net unrealized appreciation on investments	890,632

Net Assets	$8,064,422

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $105,536 and 11,695 shares of beneficial interest outstanding)	$9.02
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $7,958,886 and 741,915 shares of beneficial interest outstanding)	$10.73
See accompanying Notes to Financial Statements.
10 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended June 30, 2011
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $995)	$75,220
Affiliated companies	320
Interest	3

Total investment income	75,543

Expenses
Management fees	29,777
Distribution and service plan fees—Service shares	9,798
Transfer and shareholder servicing agent fees:
Non-Service shares	51
Service shares	3,919
Shareholder communications:
Non-Service shares	142
Service shares	9,162
Legal, auditing and other professional fees	11,137
Trustees’ compensation	3,889
Administration service fees	750
Custodian fees and expenses	148
Other	3,225

Total expenses	71,998
Less waivers and reimbursements of expenses	(30,421)

Net expenses	41,577

Net Investment Income	33,966

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	798,363
Net change in unrealized appreciation/depreciation on investments	(393,998)

Net Increase in Net Assets Resulting from Operations	$438,331

See accompanying Notes to Financial Statements.
11 | OPPENHEIMER VALUE FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	June 30, 2011	December 31,
	(Unaudited)	2010

Operations
Net investment income	$33,966	$60,182
Net realized gain	798,363	524,533
Net change in unrealized appreciation/depreciation	(393,998)	356,769

Net increase in net assets resulting from operations	438,331	941,484

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(904)	(479)
Service shares	(66,745)	(64,271)

	(67,649)	(64,750)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	7,422	42,114
Service shares	283,127	(1,058,473)

	290,549	(1,016,359)

Net Assets
Total increase (decrease)	661,231	(139,625)
Beginning of period	7,403,191	7,542,816

End of period (including accumulated net investment income of $26,954 and $60,637, respectively)	$8,064,422	$7,403,191

See accompanying Notes to Financial Statements.
12 | OPPENHEIMER VALUE FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	June 30, 2011				Year Ended December 31,
Non-Service Shares	(Unaudited)	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$8.49	$7.22	$4.99	$11.73	$11.58	$11.16

Income (loss) from investment operations:
Net investment income (loss)[1]	.06	.11	.11	.12	.10	(.03)
Net realized and unrealized gain (loss)	.55	1.24	2.14	(4.44)	.59	1.61

Total from investment operations	.61	1.35	2.25	(4.32)	.69	1.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.08)	(.02)	(2.42)	(.10)	(.01)

Distributions from net realized gain	—	—	—	—	(.44)	(1.15)

Total dividends and/or distributions to shareholders	(.08)	(.08)	(.02)	(2.42)	(.54)	(1.16)

Net asset value, end of period	$9.02	$8.49	$7.22	$4.99	$11.73	$11.58

Total Return, at Net Asset Value[2]	7.19%	18.85%	45.08%	(36.43)%	5.89%	14.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$105	$92	$38	$6	$1,728	$2,657

Average net assets (in thousands)	$103	$57	$20	$857	$2,753	$2,695

Ratios to average net assets:[3]
Net investment income (loss)	1.45%	1.46%	1.75%	1.07%	0.80%	(0.29)%
Total expenses[4]	1.70%	2.05%	2.30%	1.48%	1.49%	2.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.57%	0.85%	1.25%	1.25%	2.14%

Portfolio turnover rate	52%	109%	122%	175%	142%	124%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	1.70%
Year Ended December 31, 2010	2.05%
Year Ended December 31, 2009	2.31%
Year Ended December 31, 2008	1.48%
Year Ended December 31, 2007	1.49%
Year Ended December 31, 2006	2.14%
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER VALUE FUND/VA

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended
	June 30, 2011				Year Ended December 31,
Service Shares	(Unaudited)	2010	2009	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$10.23	$8.99	$6.79	$11.75	$11.57	$11.89

Income (loss) from investment operations:
Net investment income (loss)[2]	.04	.08	.09	.08	.06	(.05)
Net realized and unrealized gain (loss)	.55	1.24	2.12	(4.97)	.60	.88

Total from investment operations	.59	1.32	2.21	(4.89)	.66	.83

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.09)	(.08)	(.01)	(.07)	(.04)	—
Distributions from net realized gain	—	—	—	—	(.44)	(1.15)

Total dividends and/or distributions to shareholders	(.09)	(.08)	(.01)	(.07)	(.48)	(1.15)

Net asset value, end of period	$10.73	$10.23	$8.99	$6.79	$11.75	$11.57

Total Return, at Net Asset Value[3]	5.77%	14.81%	32.57%	(41.62)%	5.70%	6.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,959	$7,311	$7,505	$4,690	$6,481	$455

Average net assets (in thousands)	$7,907	$7,008	$5,501	$5,561	$3,527	$268

Ratios to average net assets:[4]
Net investment income (loss)	0.85%	0.85%	1.10%	0.84%	0.49%	(1.30)%
Total expenses[5]	1.81%	2.08%	2.17%	2.13%	1.63%	2.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	0.93%	1.15%	1.50%	1.50%	2.88%

Portfolio turnover rate	52%	109%	122%	175%	142%	124%

1.	For the period from September 18, 2006 (inception of offering) to December 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 30, 2011	1.81%
Year Ended December 31, 2010	2.08%
Year Ended December 31, 2009	2.18%
Year Ended December 31, 2008	2.13%
Year Ended December 31, 2007	1.63%
Period Ended December 31, 2006	2.89%
See accompanying Notes to Financial Statements.
14 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited
1. Significant Accounting Policies
Oppenheimer Value FUND/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring
15 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
During the fiscal year ended December 31, 2010, the Fund utilized $446,612 of capital loss carryforward to offset capital gains realized in that fiscal year. As of December 31, 2010, the Fund had available unused capital loss carryforwards as follows:

Expiring

2016	$856,985
2017	999,882

Total	$1,856,867

As of June 30, 2011, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $1,058,504 expiring by 2017. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2011, it is estimated that the Fund will utilize $798,363 of capital loss carryforward to offset realized capital gains.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends
16 | OPPENHEIMER VALUE FUND/VA

and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$7,256,359

Gross unrealized appreciation	$966,793
Gross unrealized depreciation	(175,164)

Net unrealized appreciation	$791,629

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
17 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
1. Significant Accounting Policies Continued
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	2,149	$19,289	6,745	$50,146
Dividends and/or distributions reinvested	101	904	65	479
Redeemed	(1,391)	(12,771)	(1,196)	(8,511)

Net increase	859	$7,422	5,614	$42,114

Service Shares
Sold	77,973	$828,442	108,649	$1,008,324
Dividends and/or distributions reinvested	6,284	66,745	7,063	64,271
Redeemed	(57,136)	(612,060)	(235,966)	(2,131,068)

Net increase (decrease)	27,121	$283,127	(120,254)	$(1,058,473)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$4,034,764	$3,962,340
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
18 | OPPENHEIMER VALUE FUND/VA

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS fees at an annual rate of 0.10% of the daily net assets of each class of shares. For the six months ended June 30, 2011, the Fund paid $3,930 to OFS for services to the Fund.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $459 and $29,787 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 30, 2011, the Manager waived fees and/or reimbursed the Fund $175 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
5. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the other outstanding lawsuits relating to Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and
19 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
5. Pending Litigation Continued
assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
20 | OPPENHEIMER VALUE FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
21 | OPPENHEIMER VALUE FUND/VA

OPPENHEIMER VALUE FUND/VA
A Series of Oppenheimer Variable Account Funds

Trustees and Officers	William L. Armstrong, Chairman of the Board of Trustees and Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Beverly L. Hamilton, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Mitch Williams, Vice President and Portfolio Manager
Arthur S. Gabinet, Secretary
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer
Robert G. Zack, Vice President

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and, if available, summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.
©2011 OppenheimerFunds, Inc. All rights reserved.

Item 2. Code of Ethics.
Not applicable to semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable to semiannual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable to semiannual reports.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Not applicable to semiannual reports.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Variable Account Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 08/10/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 08/10/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 08/10/2011